                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the registrant [X]
Filed by a party other than the registrant [ ]



Check the appropriate box:
[ ]      Preliminary proxy statement
[X]      Definitive proxy statement
[ ]      Definitive additional materials
[ ]      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12



                             MITCHELL BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):
[X]      No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)      Title of each class of securities to which transaction applies:
               Common Stock

(2)      Aggregate number of securities to which transactions applies: 974,693

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: $20.00 cash for 486,372, and securities @ $16.00 per share for 488,321.

(4)      Proposed maximum aggregate value of transaction:   $17,540,576

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:
                             N/A
(2)      Form, schedule or registration statement no.:
                             N/A
(3)      Filing party:
                             N/A
(4)      Date filed:
                             N/A

                                November 16, 1998




Dear Mitchell Shareholder:

               You are cordially invited to attend the Annual Meeting of the Shareholders of Mitchell Bancorp, Inc. ("Mitchell").

               --   Tuesday, December 22, 1998.
               --   2:00 p.m. local time.
               --   The Pinebridge Inn, 101 Pinebridge Avenue
                    Spruce Pine (Mitchell County), North Carolina
               --   Primary purposes:
                    (1)  Election of directors.
                    (2) To vote on the Agreement and Plan of Merger.

               In addition to the routine matter of electing directors, you will be asked to consider and vote on a proposal to approve an Agreement and Plan of Merger ("Agreement"), dated August 13, 1998, by and between Mitchell and First Western Bank, Burnsville, North Carolina ("First Western"). The Agreement provides that Mitchell Savings and Mitchell will be merged with First Western, with First Western surviving the merger. Following consummation of the merger, First Western intends to operate Mitchell Savings' present office as a branch of First Western.

               The Notice of Annual Meeting of Shareholders and the Joint Proxy Statement and Offering Circular appearing on the following pages describe the proposed merger, the election of directors, and other business to be transacted at the meeting.

               Please read the Joint Proxy Statement and Offering Circular carefully. Directors and officers of Mitchell, as well as representatives of Crisp Hughes Evans LLP, Mitchell's independent auditors, will be present at the meeting to answer questions.

               The Agreement also provides that upon consummation of the merger, each outstanding share of common stock of Mitchell will be converted, at the election of the shareholder, into 1.6 shares of newly issued common stock of First Western, the right to receive a cash payment of $20.00 per share, or a combination of both. To preserve the tax-free nature of the merger, Mitchell conversion rights are subject to the provision that the overall consideration paid by First Western in connection with the merger must be comprised of no less than 50.1% First Western common stock and no more than 49.9% cash.

               The Board of Directors of Mitchell has unanimously approved the Agreement, and it recommends that the shareholders vote FOR the approval of the Agreement. Mitchell's financial advisor, RP Financial LC, has issued an opinion to the effect that, as of the date of this letter and based on the factors and assumptions described in that opinion, the consideration to be paid by First Western pursuant to the Agreement is fair to Mitchell shareholders from a financial point of view.

               Approval of the Agreement requires the affirmative vote of a majority of the outstanding shares of Mitchell common stock. This means that your vote is important, regardless of how many or how few shares you own. If you do not vote -- that is, if you do not either send in your properly signed and dated proxy card or come to the meeting and vote in person, this will have the effect of a vote against the merger.

               To assure that your shares are represented on this very important matter:

               -- Send back the enclosed proxy card: Sign and date the enclosed proxy card and return it in the enclosed postage-prepaid envelope --- whether or not you plan to attend the meeting.

               -- Or attend the meeting: If you send in the proxy card and later decide to attend, you may, if you wish, revoke your proxy and vote your shares in person at the meeting.

               -- If you have questions: If you have questions or need help in voting your shares, please call Emma Lee M. Wilson at (828) 765-7324.

               Before the annual meeting on December 22, 1998, you must also make an election to receive either First Western common stock or cash for your Mitchell shares. Please read carefully the section in the enclosed Joint Proxy Statement and Offering Circular entitled "PROPOSAL 1 -- APPROVAL OF THE MERGER -- Election Procedures." Keep these important points in mind:

               -- Send back the enclosed Election Form. Mark on the Election Form whether you wish to receive First Western common stock or cash for your shares, and return it in the enclosed envelope, along with your stock certificates.

               -- Be sure to return the Election Form so that it will be received by the Exchange Agent on or before the Annual Meeting on December 22, 1998.

               -- If we do not receive your Election Form by the deadline: You will be considered to have chosen not to elect the consideration you will receive, and the consideration will be chosen for you.

               -- The merger consideration you receive may be different than the choice you make on your Election Form. Remember that in order to preserve the tax-free nature of the merger, Mitchell shareholders may receive no more than 49.9% cash, and thus allocations may be made other than those indicated on your Election Form.

     -- PLEASE DO NOT SUBMIT YOUR STOCK CERTIFICATES WITH THE PROXY CARD. --

               The merger is an important step, both for Mitchell, and for you, its shareholders. On behalf of the Board of Directors, I urge you to vote.

                                           Sincerely,



                                           Edward Ballew, Jr.
                                           Executive Vice President






--------------------------------------------------------------------------------
IMPORTANT: If your Mitchell shares are held in the name of a brokerage firm or nominee, only that firm or nominee can vote your shares. To ensure that your shares are voted, follow the voting instructions provided to you by such firm or nominee with this proxy statement or telephone the person responsible for your account today to obtain instructions on how to direct him or her to execute a proxy on your behalf.
--------------------------------------------------------------------------------

                                November 16, 1998




Dear First Western Shareholder:

               You are cordially invited to attend a Special Meeting of the Shareholders of First Western Bank:

               --   Tuesday, December 22, 1998.
               --   10 a.m. local time.
               --   The Pinebridge Inn, 101 Pinebridge Avenue
                    Spruce Pine (Mitchell County), North Carolina.
               --   Primary purpose: To consider a merger with Mitchell Bancorp,
                    Inc., the parent company of Mitchell Savings Bank, Inc.,
                    SSB.

               You will be asked to consider and vote on a proposal to approve an Agreement and Plan of Merger, dated August 13, 1998, by and between First Western Bank and Mitchell Bancorp, Inc. The Agreement provides that Mitchell Savings and Mitchell Bancorp will be merged with and into First Western Bank. First Western will survive the merger and operate Mitchell Savings' present office as a branch of First Western.

               A complete description of the proposed merger is included in the attached Joint Proxy Statement and Offering Circular. Please read it carefully. Directors and officers of First Western, as well as representatives of Deloitte & Touche LLP, First Western's independent auditors, will be present at the meeting to answer questions.

               The Agreement provides that upon consummation of the merger, each outstanding share of common stock of Mitchell Bancorp will be converted, at the election of the holder, into 1.6 shares of newly issued common stock of First Western, the right to receive a cash payment of $20.00 per share, or a combination of both. To preserve the tax-free nature of the merger, Mitchell conversion rights are subject to the provision that the overall consideration paid by First Western in connection with the merger must be comprised of no less than 50.1% First Western common stock and no more than 49.9% cash.

               The Board of Directors of First Western has unanimously approved the Agreement, and it recommends that the shareholders vote FOR the approval of the Agreement and the merger. First Western's financial advisor, The Carson Medlin Company, has issued an opinion to the effect that, as of the date of this letter and based on the factors and assumptions described in that opinion, the consideration to be paid by First Western pursuant to the Agreement is fair to unaffiliated First Western shareholders from a financial point of view.

               Approval of the Agreement requires the affirmative vote of two thirds of the outstanding shares of First Western common stock. This means that your vote is important, regardless of how many or how few shares you own. If you do not vote -- that is, if you do not either send in your proxy card (properly signed and dated) or come to the meeting and vote in person, this will have the effect of a vote against the Agreement and the merger.

               To assure that your shares are represented on this very important matter:

               -- Send back the enclosed proxy card: Sign and date the enclosed proxy card and return it in the enclosed postage-prepaid envelope --- whether or not you plan to attend the meeting.

               -- Or attend the meeting: If you send in the proxy card and later decide to attend, you may, if you wish, revoke your proxy and vote your shares in person at the meeting.

               -- If you have questions: If you have questions or need help in voting your shares, please call Charles Ownbey at (828) 682-1115.

               The merger is an important step for First Western, for its long-term business strategy, and for you, its shareholders. On behalf of the Board of Directors, I urge you to vote.

                                       Sincerely,



                                       Ronnie E. Deyton
                                       President



--------------------------------------------------------------------------------
IMPORTANT: If your First Western shares are held in the name of a brokerage firm or nominee, only that firm or nominee can vote your shares. To ensure that your shares are voted, follow the voting instructions provided to you by such firm or nominee with this proxy statement or telephone the person responsible for your account today to obtain instructions on how to direct him or her to execute a proxy on your behalf.
--------------------------------------------------------------------------------

                             MITCHELL BANCORP, INC.
                                 210 OAK AVENUE
                        SPRUCE PINE, NORTH CAROLINA 28777
                                 (828) 765-7324


--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 22, 1998

--------------------------------------------------------------------------------


               NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Mitchell Bancorp, Inc. ("Mitchell") will be held at the Pinebridge Inn, 101 Pinebridge Avenue, Spruce Pine, North Carolina, on Tuesday, December 22, 1998, at 2:00 p.m. local time, for the following purposes:


               (1) To consider and vote on a proposal to approve the Agreement and Plan of Merger, dated August 13, 1998 ("Agreement"), between Mitchell and First Western Bank ("First Western"), a copy of which is attached as Exhibit C to the Joint Proxy Statement accompanying this Notice, and to approve the transactions described therein, including, without limitation, the merger of Mitchell and Mitchell Savings with and into First Western (the "Merger") and providing for the conversion of the outstanding shares of Mitchell's common stock into either shares of First Western common stock or the right to receive a cash payment;

               (2) To elect six directors to serve until the earlier of the closing of the Merger or the 1999 Annual Meeting of Shareholders; and

               (3) To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

               NOTE: The Board of Directors is not aware of any other business to come before the meeting.

               Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Shareholders of record at the close of business on November 2, 1998 are entitled to notice of the meeting and to vote at the meeting and any adjournments or postponements thereof.

               SHAREHOLDERS HAVE THE RIGHT TO DISSENT FROM THE MERGER AND TO OBTAIN CASH PAYMENT FOR THE SHARES OF COMMON STOCK OF MITCHELL UNDER THE PROVISIONS OF ARTICLE 13 OF THE NORTH CAROLINA BUSINESS CORPORATION ACT ("ARTICLE 13"), WHICH IS SET FORTH AS EXHIBIT F TO THE ACCOMPANYING JOINT PROXY STATEMENT. SEE "PROPOSAL 1: APPROVAL OF THE MERGER -- RIGHTS OF DISSENTING SHAREHOLDERS" AND EXHIBIT F FOR A MORE COMPLETE DESCRIPTION OF DISSENTERS' RIGHTS. A SHAREHOLDER'S FAILURE TO FOLLOW EXACTLY THE PROCEDURES SPECIFIED WILL RESULT IN THE LOSS OF THAT SHAREHOLDER'S DISSENTERS' RIGHTS.

               You are requested to complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting, revoke the proxy, and vote in person.

                             BY ORDER OF THE BOARD OF DIRECTORS


                             EMMA LEE M. WILSON
                             SECRETARY

Spruce Pine, North Carolina
November 16, 1998

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE MITCHELL THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                               FIRST WESTERN BANK
                              321 WEST MAIN STREET
                        BURNSVILLE, NORTH CAROLINA 28714
                            TELEPHONE: (828) 682-1115


--------------------------------------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 22, 1998

--------------------------------------------------------------------------------

               NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of First Western Bank ("First Western") will be held at the Pinebridge Inn, 101 Pinebridge Avenue, Spruce Pine, Mitchell County, North Carolina on Tuesday, December 22, 1998, at 10:00 a.m. local time, for the following purposes:

               (1) To consider and vote on a proposal to approve the Agreement and Plan of Merger, dated August 13, 1998 ("Agreement"), between Mitchell Bancorp, Inc. ("Mitchell') and First Western, a copy of which is attached as Exhibit C to the Joint Proxy Statement accompanying this Notice, and to approve the transactions described therein, including, without limitation, the Merger of Mitchell and its wholly owned subsidiary Mitchell Savings Bank, Inc., SSB with and into First Western, providing for the conversion of the outstanding shares of Mitchell's common stock into either shares of First Western common stock or the right to receive a cash payment; and

               (2) To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

               NOTE: The Board of Directors is not aware of any other business to come before the meeting.

               Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Shareholders of record at the close of business on November 2, 1998 are entitled to notice of the meeting and to vote at the meeting and any adjournments or postponements thereof.

               SHAREHOLDERS HAVE THE RIGHT TO DISSENT FROM THE MERGER AND TO OBTAIN CASH PAYMENT FOR THE SHARES OF COMMON STOCK OF FIRST WESTERN UNDER THE PROVISIONS OF ARTICLE 13 OF THE NORTH CAROLINA BUSINESS CORPORATION ACT ("ARTICLE 13"), WHICH IS SET FORTH AS EXHIBIT F TO THE ACCOMPANYING JOINT PROXY STATEMENT. SEE "PROPOSAL 1: APPROVAL OF THE MERGER -- RIGHTS OF DISSENTING SHAREHOLDERS" AND EXHIBIT F FOR A MORE COMPLETE DESCRIPTION OF DISSENTERS' RIGHTS. A SHAREHOLDER'S FAILURE TO FOLLOW EXACTLY THE PROCEDURES SPECIFIED WILL RESULT IN THE LOSS OF THAT SHAREHOLDER'S DISSENTERS' RIGHTS.

               You are requested to complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting, revoke the proxy, and vote in person.

                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        RONNIE E. DEYTON
                                        PRESIDENT

Burnsville, North Carolina
November 16, 1998

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE FIRST WESTERN THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       Q&A
--------------------------------------------------------------------------------
                   FOR SHAREHOLDERS OF MITCHELL BANCORP, INC.
--------------------------------------------------------------------------------
                 ON THE PROPOSED MERGER WITH FIRST WESTERN BANK
--------------------------------------------------------------------------------



Q.       WHAT AM I BEING ASKED TO VOTE ON?
A. First Western Bank is proposing to buy Mitchell Savings Bank, Inc., SSB, and its holding company, Mitchell Bancorp, Inc. Both Mitchell Savings and Mitchell Bancorp will cease to exist as corporate entities when the merger is complete. First Western will continue Mitchell's business and operate the present office of Mitchell Savings as a branch of First Western. The purchase is structured as a merger, and so Mitchell shareholders must vote to approve it.


         On August 13, 1998, the Mitchell Bancorp Board of Directors approved an "Agreement and Plan of Merger," which describes the terms of the transaction. The text of the entire agreement is in Exhibit C at the back of the Joint Proxy Statement and Offering Circular.


         You are invited to the annual meeting of Mitchell shareholders on December 22, 1998, at 2 p.m., at the Pinebridge Inn in Spruce Pine. You will be asked to vote on two specific items: (1) approval of the August 13 Agreement and the merger, and (2) election of directors.

Q.       WHAT IS FIRST WESTERN BANK?
A. First Western Bank is a state-chartered bank headquartered in Burnsville, North Carolina, and it has an office in Spruce Pine. It was organized in December 1997.

Q.       WHY SHOULD I VOTE FOR THE MERGER?
A. The merger will mean a new direction for Mitchell Savings. The merger poses a risk that is higher than normal, primarily because First Western is barely a year old and still very much in the developmental stage. The Joint Proxy Statement contains a section entitled "Risk Factors," and you should read it carefully.

         But the merger is also the best opportunity to move Mitchell's business forward without abandoning its ability to serve the local community. The world of financial institutions is changing dramatically. More and more, community savings banks must compete with super-regional banks, and these banks have moved into Western North Carolina. The larger banks offer efficiency and flexibility of services, in contrast to Mitchell's narrow focus, and to survive, Mitchell must compete in their world. The First Western merger offers the best way to make this transition for several reasons.

         First, while Mitchell is a small institution concentrating almost solely on mortgage lending, First Western is a commercial bank offering more diversified services. Mitchell's management will also face issues of succession in the near future. First Western's management offers both experience in modern banking and the desire to maintain Mitchell's tradition of community service.

         Finally, Mitchell's small size, single office, and limited products and staff mean that it has limited ability to increase shareholder returns. While the returns to you as a shareholder of First Western may be limited during the next two years or more, the potential long-range return to you -- as a shareholder of First Western after the merger -- should be greater than if Mitchell remained an independent institution.

Q.       WHAT IS THE POSITION OF THE MITCHELL BOARD OF DIRECTORS?
A. The Board of Directors of Mitchell Bancorp, Inc., the holding company that owns Mitchell Savings, has voted unanimously to approve the merger.

Q.       WHAT WILL I RECEIVE FOR MY SHARES OF MITCHELL STOCK?
A. You will receive either 1.6 shares of First Western common stock for every share of Mitchell stock, a cash payment of $20 per share, or a combination of both. You will be asked to choose which you prefer. To do so, use the Election Form in Exhibit G at the back of the Joint Proxy Statement and the return envelope included in this package.

         However, there is a possibility that you may not receive exactly the proportion you request. The reason is that the total paid by First Western to Mitchell shareholders must be exactly 50.1% stock and 49.9% cash. This is necessary so that the merger will be a tax-free transaction for both First Western Bank and some Mitchell shareholders. (The next question deals specifically with tax consequences for shareholders.) If total requests by Mitchell shareholders do not add up to these percentages, First Western will make adjustments to each shareholder's request, proportionately. Please pay careful attention to the section in the Proxy Statement entitled "Allocation Procedures." Be sure to fill out the Election Form and return it to the Exchange Agent listed on the form itself. Read the instructions carefully.

Q.       WHAT ARE THE FEDERAL TAX CONSEQUENCES FOR SHAREHOLDERS?
A. You should consult your individual tax advisor to determine your tax consequences. In general, however, if you receive First Western stock, you will not recognize any gain on this transaction, and the basis for your First Western stock will be the same as the basis for the Mitchell stock. (You may have taxable gain if you later sell the stock.) If you receive cash, you cannot recognize a loss, and you may have to recognize a gain. This will depend on when you bought your Mitchell stock, how much you paid for it, and so forth.

Q.       WHAT HAPPENS TO MY FUTURE DIVIDENDS?
A. If you receive First Western stock for your Mitchell stock, you will become a shareholder of First Western, and subject to its dividend policy. North Carolina banking laws prohibit new banks from paying dividends for their first three years, so you will receive no dividends for at least two more years. Also, because First Western is still developing its business, it will probably invest its earnings in its business in the near future. As a result, you may not receive dividends for several years.

Q.       MY SHARES ARE HELD IN MY BROKER'S NAME. WILL MY BROKER VOTE MY SHARES
         FOR ME?
A. Yes, you will instruct your broker on how to vote, and the broker will actually cast the vote. The broker will provide instructions.

Q.       HOW MANY VOTES ARE NEEDED TO APPROVE THE MERGER?
A. A majority of the number of shares entitled to vote at the Mitchell Annual Meeting must approve the merger. Note that this is not a majority of those present and voting, but a majority of the shares entitled to vote, whether they are represented at the meeting or not. This is why it is important that shareholders who do not plan to attend the meeting send in their proxy cards.

Q.       WHAT WILL HAPPEN IF I DON'T VOTE?
A.       Your shares will count as votes against the merger.

Q.       SHOULD I SEND IN MY STOCK CERTIFICATES NOW?
A. Send your stock certificates with the Election Form. Do not send these to Mitchell, and do not send them with the proxy card. Send them, with the completed Election Form, to the Exchange Agent (Register and Transfer Company in Cranford, New Jersey). Be sure to send them in time for them to be received in New Jersey by December 16, 1998, at 5 p.m. The risk of loss during delivery is yours. The safest way to send them is by overnight delivery, properly insured.

Q.       WILL FIRST WESTERN'S SHARES BE LISTED ON A STOCK EXCHANGE AFTER THE
         MERGER?
A. First Western has applied for listing on the Nasdaq SmallCap Market, where Mitchell stock is currently listed.

Q.       WHEN DO YOU EXPECT THE MERGER TO BE COMPLETED?
A. If the shareholders of both Mitchell and First Western approve the mergers on December 22, the merger should be closed in late December.

Q.       WHAT DO I NEED TO DO NOW?
A.       Several important things.

         -- Read the Joint Proxy Statement carefully. Then decide whether you want to attend the shareholders' meeting.

         -- If you would like to attend the meeting, make plans to come to Spruce Pine on Wednesday, December 16, 1998, at 2 p.m. at the Pinebridge Inn in Spruce Pine. However, even if you plan to attend, be sure to sign your proxy card and send it in, so that your vote will be counted in the event you are not able to attend. When you get to the meeting, notify the Mitchell secretary that you wish to cancel the proxy card.

         -- If you cannot attend the meeting, send in the Proxy Card included in this package. This will enable the proxies (two Mitchell officials) to vote your shares at the meeting.

         -- Decide whether you would like to receive First Western common stock or a cash payment (or some of each) for your Mitchell stock. Then fill out the Election Form, which is also included in this package. Be sure to read the instructions carefully, and if you have questions, call the 800 number listed on the form.


Q.       WHERE CAN I GET MORE INFORMATION?
A. Contact Emma Lee M. Wilson, Corporate Secretary, Mitchell Bancorp, Inc., by mail at 210 Oak Avenue, Spruce Pine, NC 28777, or by phone at
         (828) 765-7324.

--------------------------------------------------------------------------------
                                       Q&A
--------------------------------------------------------------------------------
                     FOR SHAREHOLDERS OF FIRST WESTERN BANK
--------------------------------------------------------------------------------
                  ON THE PROPOSED MERGER WITH MITCHELL SAVINGS
--------------------------------------------------------------------------------



Q.       WHAT AM I BEING ASKED TO VOTE ON?
A. First Western Bank is proposing to buy Mitchell Savings Bank, Inc., SSB, and its holding company, Mitchell Bancorp, Inc. Both Mitchell Savings and Mitchell Bancorp will cease to exist as corporate entities when the merger is complete. First Western will continue Mitchell's business and operate the present office of Mitchell Savings as a branch of First Western. The purchase is structured as a merger, and First Western shareholders must vote to approve it.


         On August 13, 1998, the First Western Board of Directors approved an "Agreement and Plan of Merger," which describes the terms of the transaction. The text of the entire agreement is in Exhibit C at the back of the Joint Proxy Statement.


         To approve the merger, the First Western Board of Directors has called a special meeting of shareholders for Tuesday, December 22, 1998, at 10 a.m., at the Pinebridge Inn in Spruce Pine. You are invited to that meeting. You will be asked to vote on one item -- approval of the August 13 Agreement and the merger.

Q.       WHAT ARE MITCHELL SAVINGS AND MITCHELL BANCORP?
A. Mitchell Savings, Inc., SSB, is a state savings bank with its office in Spruce Pine. It was chartered in 1924 as a mutual savings and loan association, and it converted to a savings bank in 1992. Mitchell Bancorp, Inc., is a holding company, with Mitchell Savings as its wholly owned subsidiary.

Q.       WHY SHOULD I VOTE FOR THE MERGER?
A. The merger is the best and most economical way for First Western to achieve the size needed to achieve its goal of being the leading community-based financial institution in Mitchell and Yancey Counties.

         First Western was chartered a year ago, in December 1997, in the belief that Mitchell and Yancey Counties needed a financial institution that could have the resources to offer a wide range of banking services -- and still remain responsive to local families and small businesses. It is intended to be a community-based alternative to the growing domination by the super-regional banks that are moving into Western North Carolina, but with their primary loyalties elsewhere.

         Yet some gaps remain. First Western needs additional presence, especially in downtown Spruce Pine, and it needs more mortgage expertise, in order to serve that important market. Mitchell offers both. Mitchell's office in downtown Spruce Pine will become a branch of First Western, and First Western will acquire Mitchell's mortgage expertise and experience in the community to provide better service to present customers of both First Western and Mitchell, and future customers as well.

         The merger will allow First Western to achieve economies of scale as it manages its current business and the business of Mitchell. The merger will also allow the bank to achieve the necessary growth more quickly than it could by independent expansion.

Q.       WHAT IS THE POSITION OF THE FIRST WESTERN BOARD OF DIRECTORS?
A. The Board of Directors of First Western Bank has voted unanimously to approve the merger.

Q.       MY SHARES ARE HELD IN MY BROKER'S NAME. WILL MY BROKER VOTE MY SHARES
         FOR ME?
A. Yes, you will instruct your broker on how to vote, and the broker will actually cast the vote. The broker will provide instructions.

Q.       HOW MANY VOTES ARE NEEDED TO APPROVE THE MERGER?
A. Two thirds of the number of shares entitled to vote at the special meeting if First Western shareholders must approve the merger. Note that this is not two thirds of those present and voting, but two thirds of the shares entitled to vote, whether they are represented at the meeting or not. This is why it is important that shareholders who do not plan to attend the meeting send in their proxy cards.

Q.       WHAT WILL HAPPEN IF I DON'T VOTE?
A.       Your shares will count as votes against the merger.

Q.       WHEN DO YOU EXPECT THE MERGER TO BE COMPLETED?
A. If the shareholders of both Mitchell and First Western approve the mergers on December 22, the merger should be closed in late December.

Q.       WHAT DO I NEED TO DO NOW?
A. Read the Joint Proxy Statement carefully. Then decide whether you want to attend the shareholders' meeting.

         -- If you would like to attend the meeting, make plans to come to Spruce Pine on Wednesday, December 16, 1998, at 10 a.m. at the Pinebridge Inn in Spruce Pine. However, even if you do plan to attend, be sure to sign your proxy card and send it in, so that your vote will be counted in the event you are not able to attend. When you get to the meeting, notify the bank secretary that you wish to cancel the proxy card.

         -- If you cannot attend the meeting, send in the Proxy Card included in this package. This will enable the proxies (two bank officials) to vote your shares at the meeting.


Q.       WHERE CAN I GET MORE INFORMATION?
A. Contact Charles Ownbey, Corporate Secretary, First Western Bank, by mail at 321 West Main Street, Burnsville, NC 28714, or by phone at
         (828) 682-1115.

                              JOINT PROXY STATEMENT
                             MITCHELL BANCORP, INC.
             FOR THE ANNUAL MEETING TO BE HELD ON DECEMBER 22, 1998
                                       AND
                               FIRST WESTERN BANK
              FOR A SPECIAL MEETING TO BE HELD ON DECEMBER 22, 1998

                               FIRST WESTERN BANK
                                OFFERING CIRCULAR
                SHARES OF COMMON STOCK $5.00 PER SHARE PAR VALUE

               This Joint Proxy Statement and Offering Circular ("Joint Proxy Statement") is being furnished to the shareholders of Mitchell Bancorp, Inc. ("Mitchell Shareholders" and "Mitchell") in connection with the solicitation of proxies by the Mitchell Board of Directors ("Mitchell Board") for use at the Annual Meeting of Shareholders to be held on December 22, 1998, and at any adjournments or postponements thereof ("Annual Meeting"). This Joint Proxy Statement is first being mailed to Mitchell Shareholders on or about November 20, 1998.

               This Joint Proxy Statement is also being furnished to the shareholders of First Western Bank ("First Western Shareholders" and "First Western," respectively) in connection with the solicitation of proxies by the First Western Board of Directors ("First Western Board") for use at a Special Meeting of Shareholders to be held on December 22, 1998 and at any adjournments or postponements thereof ("Special Meeting," and together with the Annual Meeting of Mitchell, the "Meetings"). This Joint Proxy Statement is first being mailed to First Western Shareholders on or about November 20, 1998.

               At the Meetings, Mitchell Shareholders and First Western Shareholders will vote upon a proposal to approve and adopt the Agreement and Plan of Merger, dated as of August 13, 1998 (the "Agreement"), by and between Mitchell and First Western, pursuant to which, among other things, Mitchell and its operating subsidiary, Mitchell Savings Bank, Inc., SSB, would be merged with and into First Western (the "Merger"). The Agreement also provides that upon consummation of the Merger all outstanding shares of Mitchell common stock, $0.01 par value per share ("Mitchell Shares") will be converted, at the election of the holders, into shares of common stock, $5.00 par value per share, of First Western ("First Western Shares") or the right to receive a cash payment, or a combination thereof, as further described in this Joint Proxy Statement. The election of cash or stock by Mitchell Shareholders will be subject to the limitation that no more than 49.9% of the aggregate Merger Consideration may be paid in cash and no less than 50.1% of the aggregate Merger Consideration may be paid in First Western Shares, in order to preserve the tax-free nature of the Merger to First Western Bank. FOR A DETAILED DESCRIPTION OF THE TERMS OF THE MERGER, SEE "PROPOSAL 1: APPROVAL OF THE MERGER."

               This Joint Proxy Statement also constitutes an Offering Circular for First Western's common stock, $5.00 par value per share ("First Western Shares") to be issued to Mitchell Shareholders in the Merger.

               THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE NORTH CAROLINA COMMISSIONER OF BANKS OR THE NORTH CAROLINA SAVINGS INSTITUTION DIVISION. NOR HAS THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR THE NORTH CAROLINA COMMISSIONER OF BANKS PASSED THE ACCURACY OR ADEQUACY OF THIS JOINT PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               THE SHARES OF STOCK OFFERED HEREBY ARE NOT BANK DEPOSITS AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY OR INSTRUMENTALITY. THESE SECURITIES ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION.

               THE SECURITIES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED.

          The date of this Joint Proxy Statement is November 16, 1998.

               NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS JOINT PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES OR THE OFFER OF ANY SECURITIES MADE HEREIN, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY FIRST WESTERN OR MITCHELL.

               NEITHER THE DELIVERY OF THIS PROXY STATEMENT NOR ANY DISTRIBUTION OF SECURITIES MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF FIRST WESTERN OR MITCHELL SINCE THE DATE HEREOF OR THAT THE INFORMATION HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE.

                              AVAILABLE INFORMATION

               Mitchell is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In accordance therewith, Mitchell files reports, proxy statements and other information with the United States Securities and Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by Mitchell may be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549; and at the SEC's regional offices located at 7 World Trade Center, New York, New York 10048; and at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511; and copies of such materials may be obtained from the Public Reference Section of the SEC, Washington, D.C. 20549, at prescribed rates. Copies of such materials may also be obtained from the SEC web site, http://www.sec.gov, which contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. Quotations relating to the Mitchell Shares appear on the Nasdaq SmallCap Market under the symbol "MBSP" and such reports, proxy and information statements and other information concerning Mitchell also can be inspected and copied at the offices of The Nasdaq Stock Market, 1735 K Street, N.W., Washington, D.C. 20006-1506.

               First Western is subject to the informational requirements of the Exchange Act as administered by the Federal Deposit Insurance Corporation ("FDIC"). In accordance therewith, First Western files reports, proxy statements and other information with the FDIC. Reports, proxy statements and other information filed by First Western may be inspected and copied at the office of the FDIC at 550 17th Street, N.W., Room F-6043, Washington, D.C. 20429, telephone (202) 898-8911or 898-8913, and telefax (202) 898-3909.

               First Western Shares are not subject to the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). Quotations relating to the First Western Shares appear on the National Association of Securities Dealers, Inc. ("NASD") Electronic Bulletin Board under the symbol "FWNB".



                           FORWARD-LOOKING STATEMENTS

               This Joint Proxy Statement may contain or have incorporated by reference, in addition to historical information, various "forward-looking statements" within the meaning of Section 21E of the Exchange Act, that represent each company's judgment concerning the future. These forward-looking statements are subject to risks and uncertainties that could cause that company's actual operating results and financial position to differ materially from those projected in the statements. Such forward-looking statements can be identified by the use of forward- looking terminology, such as "may," "will," "expect," "anticipate," "estimate," or "continue" or the negative or other variations thereof, or comparable terminology. Each company cautions that any such forward-looking statements are further qualified by important factors that could cause that company's actual operating results and financial position to differ materially from the forward-looking statements. Neither company undertakes any obligation to release publicly the results of any revisions to these forward-looking statements to reflect events or circumstances arising after the date of this Joint Proxy Statement.

                                TABLE OF CONTENTS


Available Information ..................................................... 2
Forward-Looking Statements ................................................ 2
Summary ................................................................... 4
               The Parties to the Merger .................................. 4
               The Meetings ............................................... 5
               The Merger ................................................. 6
Risk Factors............................................................... 9
Selected Financial Data ...................................................12
Pro Forma Combined Financial Statements ...................................16
Comparative Per Share Data ................................................22
Comparative Market Price Data .............................................23
Risk Factors ..............................................................24
Annual Meeting of Mitchell ................................................25
Special Meeting of First Western ..........................................27
Proposal 1:  Approval of the Merger .......................................27
               General ....................................................27
               Conversion of Mitchell Shares and Mitchell Options;
                 the Merger Consideration..................................27
               Election by Mitchell Shareholders ..........................28
               Election Procedures ........................................29
               Method of Payment of Merger Consideration ..................29
               Allocation Procedures ......................................30
               Treatment of Fractional Shares .............................31
               Background of and Reasons for the Merger ...................31
               Opinions of Financial Advisors .............................35
               Required Shareholder Approval ..............................42
               Required Regulatory Approvals ..............................42
               Business Pending the Merger ................................43
               Dividends ..................................................43
               Prohibition on Solicitation ................................43
               Accounting Treatment .......................................44
               Federal Income Tax Consequences ............................44
               Conditions to the Merger ...................................46
               Waiver; Amendment of Agreement .............................46
               Termination of Agreement ...................................47
               Closing Date and Effective Time ............................47
               Interests of Certain Persons With Respect to the Merger ....47
               Board of Directors of Resulting Institution.................49
               Expenses ...................................................49
               Rights of Dissenting Shareholders ..........................49
               Representations and Warranties .............................51
First Western .............................................................51
Mitchell ..................................................................59
Description of First Western Shares .......................................59
Comparison of Shareholders' Rights ........................................61
               Resulting Capital Structure ................................61
               Governing Law ..............................................61
               Directors ..................................................62
               Voting Rights and Director Terms ...........................62
               Special Shareholder Meetings ...............................62
               Business Combinations ......................................62
               Limitations on Director Liability ..........................63
               Assessability of Shares ....................................63
               Statutory Restrictions on Acquisition of the Common Stock ..63
Proposal 2 -- Election of Mitchell Directors ..............................63
Security Ownership of Mitchell ............................................65
Opinions ..................................................................65
Independent Certified Public Accountants ..................................65
Shareholder Proposals .....................................................66

Other Matters ................................................................66


Information on Mitchell................................................Exhibit A
               Mitchell's Annual Report on Form 10-KSB for the
                 Year Ended June 30, 1998
               Report on Form 10-QSB for the Three Months Ended
                 September 30, 1998
Information on First Western   ........................................Exhibit B
               Annual Report for the Period from December 1, 1997
                 (Date of Incorporation) to December 31, 1997
               Report on Form 10-Q for the Nine Months Ended
                 September 30, 1998
               Business of First Western
Agreement and Plan of Merger ..........................................Exhibit C
Opinion of RP Financial, LC ...........................................Exhibit D
Opinion of the Carson Medlin Company ..................................Exhibit E
North Carolina Business Corporation Act, Article 13....................Exhibit F
Election Form .........................................................Exhibit G

                                     SUMMARY

               The following summary information is qualified by reference to, and should be read in conjunction with, the more detailed information appearing elsewhere in this Joint Proxy Statement, including the Exhibits, the documents accompanying this Joint Proxy Statement.

                            THE PARTIES TO THE MERGER

MITCHELL

               Mitchell was organized on February 28, 1996, for the purpose of becoming the holding company for Mitchell Savings upon Mitchell Savings' conversion from mutual to stock form (the "Conversion"). The Conversion was completed on July 12, 1996. At September 30, 1998, Mitchell had consolidated assets of $37.4 million, consolidated deposits of $21.8 million, and consolidated shareholders' equity of $14.6 million. Mitchell has not engaged in any significant activity other than holding the stock of the Mitchell Savings. The office of Mitchell is located at 210 Oak Avenue, Spruce Pine, Mitchell County, North Carolina 28777. The telephone number is (828)765-7324.

               Mitchell Savings was established in 1924 as "Mitchell County Building & Loan Association," a North Carolina-chartered mutual savings and loan association, in Spruce Pine, North Carolina, approximately 50 miles northeast of Asheville. In 1992, the Savings Bank converted to a North Carolina-chartered savings bank and adopted its current title. Mitchell Savings is regulated by the Administrator, Savings Institutions Division, North Carolina Department of Commerce ("Administrator"), its primary regulator, and by the Federal Deposit Insurance Corporation ("FDIC"), the insurer of its deposits. Mitchell Savings' deposits are federally insured by the FDIC under the Savings Association Insurance Fund ("SAIF") and it is a member of the Federal Home Loan Bank System ("FHLB").

FIRST WESTERN

               First Western is a commercial bank, which opened offices in Burnsville and Spruce Pine in December 1997. First Western is regulated by the North Carolina Banking Commissioner (the "Commissioner"), its primary regulator, and the FDIC, the insurer of its deposits. First Western's deposits are federally insured by the FDIC under the Bank Insurance Fund ("BIF"). At September 30, 1998, First Western had assets of $22.8 million, deposits of $15.6 million, and shareholders' equity of $7.0 million. The principal office of First Western is located at 321 West Main Street, Burnsville, Yancey County, North Carolina 28714. The telephone number is (828) 682- 1115.

               First Western offers a wide range of commercial banking services including checking and savings accounts; commercial, installment, mortgage,and personal loans; safe deposit boxes; and other associated services. See Exhibit B for further information regarding the business of First Western.

                                  THE MEETINGS

MITCHELL ANNUAL MEETING

               Place, Time and Date; Purpose. The Annual Meeting of Mitchell Shareholders will be held on Tuesday, December 22, 1998, at 2:00 p.m. local time, at the Pinebridge Inn, 101 Pinebridge Avenue, Spruce Pine (Mitchell County), North Carolina. The purpose of the Annual Meeting is to consider and vote upon the approval of the Agreement attached as Exhibit C and to elect six directors to serve until completion of the Merger or, if the Merger is not then completed, until their successors have been elected and qualified. For more details, see "ANNUAL MEETING OF MITCHELL -- Place, Time, and Date."

               Record Date; Shares Entitled to Vote. The Mitchell Board has fixed the close of business on November 2, 1998 as the record date ("Mitchell Record Date") for the determination of the Mitchell Shareholders entitled to notice of and to vote at the Annual Meeting. Only Mitchell Shareholders on the Mitchell Record Date will be entitled to notice of and to vote at the Annual Meeting. Each Mitchell Share will be entitled to one vote. Mitchell Shareholders who execute proxies retain the right to revoke them at any time prior to being voted at the Annual Meeting. At the Mitchell Record Date, 937,174 Mitchell Shares were outstanding. For more details, see "ANNUAL MEETING OF MITCHELL -- Record Date; Shares Entitled to Vote."

               Vote Required. The affirmative vote of the holders of a majority of the outstanding Mitchell Shares is required for approval of the Agreement. A plurality of the votes cast at the Annual Meeting by the holders of Mitchell Shares entitled to vote is required for the election of persons nominated to serve as directors. At the Mitchell Record Date, the directors and executive officers of Mitchell and their affiliates beneficially owned 13.7% of the outstanding Mitchell Shares. All of the directors and executive officers of Mitchell have indicated their intention to vote their shares for the approval of the Agreement. At the Mitchell Record Date, First Western directors, executive officers and their affiliates beneficially owned 7.16% of the outstanding Mitchell Shares entitled to vote at the Annual Meeting, and they have stated their intention to vote in favor of the merger. For more details, see "ANNUAL MEETING OF MITCHELL -- Votes Required."

FIRST WESTERN SPECIAL MEETING

               Place, Time and Date; Purpose. The Special Meeting of First Western Shareholders will be held on Tuesday, December 22, 1998, at 10:00 a.m. local time, at the Pinebridge Inn, 101 Pinebridge Avenue, Spruce Pine (Mitchell County), North Carolina. The purpose of the Special Meeting is to consider and vote upon approval and adoption of the Agreement attached as Exhibit C. For more details, see "SPECIAL MEETING OF FIRST WESTERN -- Place, Time, and Date."

               Record Date; Shares Entitled to Vote. The First Western Board has fixed the close of business on November 2, 1998 as the record date ("First Western Record Date") for the determination of First Western Shareholders entitled to notice of and to vote at the Special Meeting. Only holders of First Western Shares of record on the First Western Record Date will be entitled to notice of and to vote at the Special Meeting. Each First Western Share will be entitled to one vote. First Western Shareholders who execute proxies retain the right to revoke them at any time prior to being voted at the Annual Meeting. At the First Western Record Date, 726,419 First Western Shares were outstanding. For more details, see "SPECIAL MEETING OF FIRST WESTERN -- Record Date; Shares Entitled to Vote."

               Votes Required. The affirmative vote of the holders of two thirds of the outstanding First Western Shares is required for approval and adoption of the Agreement. At the First Western Record Date, the directors and executive officers of First Western and their affiliates beneficially owned 91,376 shares, or 12.6% of the outstanding First Western Shares. All of the directors and executive officers of First Western have indicated their intention to vote their shares for approval of the Agreement. At the First Western Record Date, Mitchell directors, executive officers and their affiliates beneficially owned less than 1% of the outstanding First Western Shares entitled to vote at the Annual Meeting. For more information, see "SPECIAL MEETING OF FIRST WESTERN -- Votes Required."

                                   THE MERGER

GENERAL

               The Agreement provides for the merger of Mitchell Bancorp into and with First Western, and immediately thereafter, the merger of Mitchell Savings with and into First Western, with First Western as the surviving entity. At the time the Merger becomes effective (the "Effective Time"), each of the Mitchell Shares will be converted into First Western Shares, the right to receive a cash payment, or a combination of both. As a result of the Merger, Mitchell Savings and Mitchell will cease to exist, and First Western will succeed to all of the assets and liabilities of Mitchell Savings and Mitchell. Upon the completion of the Merger, Mitchell Shareholders will no longer own any stock in Mitchell. See "PROPOSAL 1: APPROVAL OF THE MERGER."

MERGER CONSIDERATION

               Pursuant to the Agreement, each issued and outstanding Mitchell share will be converted into 1.6 First Western Shares, the right to receive a cash payment, or a combination of both (collectively, the "Merger Consideration"). The aggregate value of the Merger Consideration to be paid by First Western, based on the only sale of First Western Shares in October, was approximately $17.5 million (including shares attributable to the repayment of the ESOP loan). The per share value of the Merger Consideration will range from $16.00 (based on the current market value of the First Western Shares) to $20.00 depending on whether Mitchell Shareholders elect First Western Shares or cash. Mitchell Shareholders should note that the value of the Merger Consideration they receive for their Mitchell Shares will be the same whether they elect to receive First Western Shares or cash, but that the market price of the First Western Shares they receive will continue to be subject to changes in market value and may therefore have a market value as of the date they receive certificates for their shares (or the date such shares are otherwise made available to them) that may be greater than or less than the value of the Merger Consideration. Market price information on the First Western Shares and the Mitchell Shares can be found in the section, "COMPARATIVE MARKET PRICE DATA," on page 23 below.

               For a detailed discussion of the calculation of the number of shares of First Western Shares or the amount of cash to be received in exchange for Mitchell Shares, see "PROPOSAL 1: APPROVAL OF THE MERGER -- Conversion of Mitchell Shares and Mitchell Options; the Merger Consideration."

STOCK OR CASH ELECTION

               Each Mitchell Shareholder will be given the opportunity to indicate whether he or she prefers to receive First Western Shares or cash in exchange for his or her Mitchell Shares. All such elections, however, will be subject to the requirement that the aggregate value of the consideration paid by First Western in connection with the Merger must be comprised of no less than 50.1% First Western Shares and no more than 49.9% cash.

               An Election Form, attached as Exhibit G, is to be used by Mitchell Shareholders to indicate whether they wish to receive First Western Shares, cash, or a combination. If the elections made by Mitchell Shareholders do not result in the required percentages of stock and cash, the Agreement provides an allocation method to reach the required result.

               The election procedures are intended to permit each Mitchell Shareholder to choose to receive First Western Shares, cash, or a combination, for their Mitchell Shares while at the same time permitting the Merger to constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), to the corporate entities and to Mitchell Shareholders who receive First Western Shares for their Mitchell Shares. For complete information, see "PROPOSAL 1: APPROVAL OF THE MERGER -- Election by Mitchell Shareholders."

               TO MAKE AN EFFECTIVE ELECTION, A MITCHELL SHAREHOLDER WILL BE REQUIRED TO RETURN A PROPERLY COMPLETED ELECTION FORM BY THE "ELECTION DEADLINE" (AS DEFINED BELOW). AN ELECTION FORM WILL BE CONSIDERED PROPERLY COMPLETED ONLY IF IT IS ACCOMPANIED BY CERTIFICATES REPRESENTING ALL MITCHELL SHARES COVERED THEREBY. IT IS CURRENTLY EXPECTED THAT THE "ELECTION DEADLINE" WILL BE 5:00 P.M. LOCAL TIME, ON THE CLOSE OF BUSINESS OF THE DATE OF THE ANNUAL MEETING. THE RISK OF LOSS OF CERTIFICATES IN TRANSIT IS ON THE HOLDER, AND MITCHELL SHAREHOLDERS ARE ENCOURAGED TO TRANSMIT THEIR CERTIFICATES BY OVERNIGHT DELIVERY, PROPERLY INSURED. MORE INFORMATION ON TRANSMITTING CERTIFICATES CAN BE FOUND IN THE ELECTION FORM ATTACHED AS EXHIBIT G.

               Mitchell Shareholders whose certificates have been lost or destroyed must contact the Exchange Agent, Register and Transfer Company, by mail at 10 Commerce Drive, Cranford, N.J. (Reorganization Department), or by phone at (800) 368-5948 before December 22, 1998, the Election Deadline. They must also complete an election form, and they should check the "Lost Certificates" box on the form. The Exchange Agent will provide instructions on providing evidence of authority to enable these shareholders to make an election.

               For Mitchell Shares held in the name of a brokerage firm or nominee, the brokerage firm or nominee will provide shareholders with instructions on how to make an election. Shareholders should follow the instructions provided by such firm or nominee with this proxy statement or, if instructions are not provided or are unclear, telephone the person responsible for their account as soon as possible.

RECOMMENDATION OF THE MITCHELL BOARD

               THE MITCHELL BOARD HAS UNANIMOUSLY APPROVED THE AGREEMENT AS ADVISABLE AND IN THE BEST INTERESTS OF MITCHELL AND THE MITCHELL SHAREHOLDERS, AND IT RECOMMENDS THAT MITCHELL SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AGREEMENT.

               For a discussion of the circumstances surrounding the Merger and the factors considered by the Mitchell Board in making its recommendation, see "PROPOSAL 1: APPROVAL OF THE MERGER -- The Merger -- Background of and Reasons for the Merger -- Mitchell Reasons for the Merger." Approval of the Agreement by Mitchell Shareholders is required by law and is a condition to consummation of the Merger. For more information, see "PROPOSAL 1: APPROVAL OF THE MERGER -- Conditions to the Merger."

RECOMMENDATION OF THE FIRST WESTERN BOARD

               THE FIRST WESTERN BOARD HAS UNANIMOUSLY APPROVED THE AGREEMENT AS ADVISABLE AND IN THE BEST INTERESTS OF FIRST WESTERN AND THE FIRST WESTERN SHAREHOLDERS, AND IT RECOMMENDS THAT FIRST WESTERN SHAREHOLDERS VOTE FOR THE APPROVAL AND ADOPTION OF THE AGREEMENT.

               For a discussion of the circumstances surrounding the Merger and the factors considered by the First Western Board in making its recommendation, see "PROPOSAL 1: APPROVAL OF THE MERGER -- The Merger -- Background of and Reasons for the Merger -- First Western Reasons for the Merger." Approval of the Agreement by First Western Shareholders is required by law and is a condition to consummation of the Merger. See "PROPOSAL 1: APPROVAL OF THE MERGER -- Conditions to the Merger." For a description of certain economic interests directors of First Western may be deemed to have in the Merger, see "PROPOSAL 1:
APPROVAL OF THE MERGER -- Interests of Certain Persons with Respect to the Merger."

OPINIONS OF FINANCIAL ADVISORS

               Mitchell. RP Financial, LC ("RP Financial"), Mitchell's financial advisor, has delivered a written opinion to the Mitchell Board, dated August 13, 1998, to the effect that the terms of the Merger are fair to Mitchell Shareholders from a financial point of view. RP Financial has also delivered a letter to the Mitchell Board dated the date of this Joint Proxy Statement indicating that nothing has come to its attention since August 13, 1998, that would cause it to withdraw such opinion. A copy of RP Financial's opinion setting forth the assumptions made, matters considered, procedures followed and limits of its review, is attached as Exhibit D, and this opinion should be read by Mitchell Shareholders in its entirety. See "PROPOSAL 1: APPROVAL OF THE MERGER -- Opinions of Financial Advisors -- Opinion of Financial Advisor to Mitchell."

               First Western. The Carson Medlin Company ("Carson Medlin"), First Western's financial advisor, has delivered a written opinion to the First Western Board, dated November 16, 1998, to the effect that the consideration to be paid by First Western pursuant to the Agreement is fair to the unaffiliated shareholders of First Western from a financial point of view. A copy of Carson Medlin's opinion dated November 16, 1998, setting forth the assumptions made, matters considered, procedures followed and limits of its review, is attached as Exhibit E, and this opinion should be read by First Western Shareholders in its entirety. See "PROPOSAL 1: APPROVAL OF THE MERGER -- Opinions of Financial Advisors -- Opinion of Financial Advisor to First Western."

CONDITIONS TO THE MERGER

               The obligations of both Mitchell and First Western to consummate the Merger are subject to the fulfillment or waiver of certain conditions specified in the Agreement, including the approval of the Agreement by the Mitchell Shareholders and First Western Shareholders; all requisite approvals of the Commissioner, the FDIC, and the Administrator and any other governmental entity whose approval is necessary, without conditions deemed adverse by First Western; the performance of the covenants given in the Agreement and the continued accuracy of representations and warranties made by Mitchell and First Western to each other; the absence of material adverse changes in the business of either party; the absence of litigation or other proceedings presenting a substantial risk of restraint or prohibition of the transactions contemplated by the Agreement or obtaining material damages or other relief in connection therewith; the receipt of opinions of tax counsel to both Mitchell and First Western that the Merger will be treated for federal income tax purposes as a tax-free reorganization to First Western Bank; and the receipt of other legal opinions. For more information, see "PROPOSAL 1: APPROVAL OF THE MERGER -- Conditions to the Merger."

REGULATORY REQUIREMENTS

               As a bank holding company, Mitchell is subject to the supervision of the Administrator and the Federal Reserve. Mitchell Savings, as a state-chartered savings bank, is subject to the supervision of the Administrator and the FDIC. First Western, as a state-chartered bank, is subject to the supervision of the Commissioner and the FDIC. Accordingly, the Merger requires the approval of the Commissioner, the Administrator, and the FDIC. First Western has filed applications to obtain such regulatory approvals. There can be no assurance that such approvals will be obtained, and, if obtained, that they will not impose conditions that are deemed materially burdensome or that would so adversely impact the economic and business benefits of the Merger to First Western as to render it inadvisable in the judgment of First Western to proceed with the Merger. See "PROPOSAL 1: APPROVAL OF THE MERGER -- Required Regulatory Approvals."

FEDERAL INCOME TAX CONSEQUENCES

               The Merger is conditioned upon the receipt by Mitchell and First Western of an opinion of First Western's tax counsel to the effect that (i) the Merger will be treated for federal income tax purposes as a reorganization under
Section 368(a) of the Code (the "Section"), and that Mitchell and First Western each will be a party to that reorganization under the Section; and (ii) the merger of Mitchell and First Western will be treated for federal income tax purposes as a reorganization within the meaning of the Section; and (iv) Mitchell and First Western Bank each will be a party to that reorganization within the meaning of the Section. Assuming the mergers qualify, no gain or loss will be recognized by Mitchell, Mitchell Savings, or First Western as a result of the mergers. The federal income tax consequences to each Mitchell Shareholder (including whether or not the transaction is taxable to such shareholder) will depend on whether the shareholder receives stock, cash, or a combination thereof and certain other facts. Mitchell Shareholders should read in detail the section, "PROPOSAL 1: APPROVAL OF THE MERGER -- Federal Income Tax Consequences."

               ALL MITCHELL SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

DISSENTERS' APPRAISAL RIGHTS

               Both Mitchell Shareholders and First Western Shareholders will have dissenters' appraisal rights in the Merger. For a description of rights of shareholders under North Carolina law to dissent from the Merger and to seek a judicial determination, and payment in cash, of the fair value of their shares, which, for Mitchell Shareholders, may be less than, or more than, the value of the Merger Consideration provided for in the Agreement, see "PROPOSAL 1:
APPROVAL OF THE MERGER -- Rights of Dissenting Shareholders." A shareholder who wishes to exercise his or her appraisal rights must deliver a written demand to his or her institution for appraisal before the vote on the Merger is taken and must not vote in favor of the Merger.

               Mitchell Shareholders should address demands for appraisal to:
Corporate Secretary, Mitchell Bancorp, Inc., 210 Oak Avenue, Spruce Pine, North Carolina 28777. First Western Shareholders should address demands for appraisal to: Corporate Secretary, First Western Bank, 321 West Main Street, Burnsville, North Carolina 27814.

COMPARISON OF SHAREHOLDERS' RIGHTS

               Mitchell Shareholders who receive First Western Shares in exchange for their Mitchell Shares will be governed, with respect to their rights as such shareholders, by First Western's Articles of Incorporation and Bylaws and by the North Carolina General Statutes. See "COMPARISON OF SHAREHOLDER RIGHTS."

                                  RISK FACTORS

               Each Mitchell Shareholder, before making an election to receive First Western Shares, should consider certain risks and speculative features inherent in and affecting the business of First Western. Before electing to receive First Western Shares, each Mitchell Shareholder should carefully consider the risk factors set forth below. Also see "FIRST WESTERN," below.

LACK OF OPERATING HISTORY

               First Western has been in operation for less than one year and therefore has a limited operating history. As a consequence, Mitchell Shareholders necessarily have limited financial information on which to base a decision to elect to receive First Western Shares. First Western's operations will be subject to other risks inherent in the establishment of a new business and, specifically, of a new financial institution.

DEPENDENCE ON KEY PERSONNEL

               First Western is, and for the foreseeable future will be, dependent on the services of Ronnie E. Deyton, who is a director and the President and Chief Executive Officer of First Western; Charles Ownbey, Senior Executive Vice President for Credit Administration; and Martin Shuford, Executive Vice President for Business Development. No senior officers of Mitchell will remain in permanent positions with First Western. The failure of First Western's officers to perform satisfactorily, or a failure to find a satisfactory replacement for any officer who leaves the employment of First Western, could have a material adverse effect on First Western. SEE "FIRST WESTERN -- Executive Officers."

LIMITED TRADING MARKET

               The First Western Shares are currently traded on the National Association of Securities Dealers, Inc. ("NASD") Bulletin Board (the electronic pink sheets) under the symbol "FWNB." The Agreement provides that the First Western Shares must be qualified for listing on the Nasdaq SmallCap Market upon consummation of the Merger, and First Western has filed an application for this listing. However, there is no assurance that holders of Mitchell Shares who elect to receive First Western Shares will be able to resell their shares in the future for a price per share that is equal to or more than the current price of the Mitchell Shares. Subscribers should consider the limited trading market for the First Western Shares.

DIVIDEND POLICY

               The payment of cash dividends by a newly organized bank is generally prohibited by the Commissioner and the FDIC for three years. In addition, First Western expects that it will need to direct any earnings generated during the first three years in the development of its business. Subject to these restrictions, the payment of dividends in either cash or stock will be considered by the First Western Board when it is deemed prudent to do so. Further, First Western's ability to declare and pay future cash dividends will be dependent upon, among other things, restrictions imposed by the reserve and capital requirements of North Carolina and federal law, its income and fiscal condition, tax considerations, and general business conditions. See "PROPOSAL 1: APPROVAL OF THE MERGER -- Dividends."

COMPETITION

               First Western encounters strong competition from other commercial banks, including the largest North Carolina banks, that operate in Yancey and Mitchell Counties, North Carolina, and the surrounding area. In the conduct of certain aspects of its business, First Western also competes with credit unions, insurance companies, money market mutual funds, and other non-bank financial institutions; some of which are not subject to the same degree of regulation as First Western. Many of these competitors have substantially greater resources and lending abilities than First Western, and they offer certain services that First Western will not provide. While the First

Western Board believes that there is a need and a demand for First Western's services, there is no assurance that First Western will be an effective competitor.

POSSIBLE NEED FOR ADDITIONAL CAPITAL

               The First Western Board believes that the consummation of the Merger will provide adequate capital for First Western for the foreseeable future. First Western has no present intention to issue additional equity securities. However, the financial success of First Western depends on a number of factors over which First Western has no control, such as regulatory policy, economic conditions, and government fiscal policies. No assurance can be given that First Western will not have to seek additional capital. If it becomes necessary to raise additional capital, there can be no assurance of the availability of additional capital or any estimate of the terms on which First Western may be able to obtain such capital. The effect on existing shareholders of First Western if it were to require additional capital cannot presently be determined, but such efforts could dilute the interests of existing shareholders.

FIRST WESTERN INSIDERS; POSSIBLE CONFLICT OF INTEREST; POSSIBLE ADVERSE EFFECT ON FIRST WESTERN SHARE PRICES.

               Several of First Western's officers and directors are shareholders of Mitchell and will be eligible to receive First Western Shares in the Merger. Assuming that the First Western officers and directors who own Mitchell Shares convert all of their shares to First Western Shares, they would receive 107,376 First Western Shares (worth approximately $1,073,760, based on the current market price for First Western Shares) and management's beneficial ownership would be 14.38% of the First Western Shares following completion of the Merger. If they convert their Mitchell Shares to cash, the value would be $1,342,200. Assuming he converts all of his Mitchell Shares to First Western Shares, Van Phillips, the Chairman of First Western, would own in excess of five percent of the outstanding First Western Shares. It is Mr. Phillips' intent to convert sufficient Mitchell Shares to cash to lower his ownership of the resulting institution to less than five percent. Mr. Phillips' ability to reduce his ownership to less than five percent depends on the application of the allocation rules set forth in the Agreement. Ownership of the Mitchell Shares could affect the voting interests of these First Western officers and directors.

               Sales of First Western Shares by shareholders, including officers and directors, could adversely affect the market value and marketability of First Western Shares. See "FIRST WESTERN -- Beneficial Ownership of Securities." As of the First Western Record Date, officers and directors of First Western owned 91,376 shares, or 12.6 percent of the shares entitled to vote at the meeting. They also hold unexercised options relating to another 21,120 shares, although these options cannot be voted at the annual meeting. All officers and directors have indicated that they will vote their shares in favor of the Merger.

               The number of shares and percentage of ownership for each officer and director are listed in the section, "FIRST WESTERN -- Beneficial Ownership of Securities." The method by which Mitchell Shares will be distributed as part of the merger consideration is described in detail in the section, "PROPOSAL 1:
APPROVAL OF THE MERGERS -- Allocation Procedures."

STOCK OPTION PLANS

               First Western Shareholders approved stock option plans for directors and employees in 1998 under which 145,484 First Western Shares may be granted. First Western has granted options under these plans pursuant to which 127,892 First Western Shares may be issued. The stock option plans may be deemed an anti-takeover measure. Options under the plans may be issued only to employees or directors of First Western. If the options are exercised, the persons exercising them will hold additional First Western Shares and the voting rights that accompany them. Unless additional shares are sold in a public or private offering or issued pursuant to a stock dividend, the shares issued pursuant to the stock option plans will be the only newly-issued shares. As a result, the voting power of all other shareholders may be diluted as the number of shares held by management increases and the number of shares held by other shareholders remains constant. The increased voting power held by management could help management defeat shareholder proposals unfavorable to management, shareholder nominees for directors unacceptable to management, and mergers, tender offers or other transactions requiring shareholder approval that are unfavorable to management, even though such shareholder proposal, shareholder nominee for director, merger, tender offer or other transaction may be considered by others to be favorable to the shareholders and to First Western. See "FIRST WESTERN -- Stock Option Plans."

ASSESSMENT OF SHARES

               While the First Western Shares are generally not assessable, if First Western's capital becomes impaired from losses or any other causes and the Commissioner orders such assessment, under the banking laws of North Carolina, First Western may assess shareholders for the amount of any impairment. Failure to pay such an assessment could result in a forced sale of First Western Shares.

ECONOMIC CONDITIONS

               First Western is a community bank and the majority of its customers are located in and doing business within Mitchell and Yancey Counties, and First Western has loaned and will lend a substantial portion of its capital and deposits to individual and commercial borrowers in this market area. Any factors adversely affecting the economy of Mitchell and Yancey Counties could, in turn, adversely affect the ability of First Western to attract deposits, the local demand for loans, the value of collateral securing loans, the repayment of loans, and First Western's efforts to collect, liquidate or restructure problem loans. Unfavorable economic conditions in Mitchell and Yancey Counties could therefore have a material adverse effect on the profitability of First Western.

GOVERNMENT REGULATION AND MONETARY POLICY

               First Western is subject to a significant degree of regulation and supervision by various state and federal governmental agencies, such as the Commission and the FDIC. The rates of interest payable on deposits and chargeable on loans are affected by governmental regulation and fiscal policy as well as by national, state and local economic conditions. Changes in governmental economic and monetary policies may affect the ability of First Western to attract deposits and make loans. Its operations will also be affected by changes in state and federal law, regulatory policies and governmental monetary and fiscal policies, any of which could have a detrimental effect on the profitability of First Western. See "FIRST WESTERN -- Supervision and Regulation."

                             SELECTED FINANCIAL DATA

               The following tables present selected financial data for First Western and Mitchell.

               Financial data for First Western as of December 31, 1997, and for the period December 1, 1997 (date of incorporation) to December 31, 1997, is derived from the audited financial statements of First Western in the annual report contained in Exhibit B. Financial data for First Western as of and for the nine months ended September 30, 1998, have been derived from the unaudited financial statements of First Western also contained in Exhibit B. In the opinion of management, these interim financial statements include all adjustments, consisting only of normal recurring accruals, necessary for a fair presentation in accordance with generally accepted accounting principles. Results of operations for the nine months ended September 30, 1998, are not necessarily indicative of the results to be expected for the year ended December 31, 1998, or any other future period.

               Results of operations for First Western for the period ended December 31, 1997, do not reflect the financial activity of First Western from April 20, 1997 (date of inception), to December 1, 1997 (date of organization). During this period, First Western incurred start-up and organization costs, and it conducted an offering of its common stock. Total costs incurred during this period, which were not capitalized and were reflected as the beginning accumulated deficit at December 1, 1997, consisted of salary and employee benefit expenses of $111,329, occupancy expenses of $8,553, and advertising, contract labor, office supplies, and other expenses totaling $41,697.

               Financial data for Mitchell for each of the years ended June 30, 1998, and June 30, 1997, have been derived from the audited consolidated financial statements of Mitchell included in Mitchell's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1998, attached as Exhibit A. Financial data for Mitchell as of September 30, 1998, and for the three months ended September 30, 1998 and 1997, have been derived from Mitchell's Form 10-QSB for the period ended September 30, 1998, also found in Exhibit A. Financial data as of and for the years ended June 30, 1996, 1995, and 1994, have been derived from audited financial statements of Mitchell also in Exhibit A.

               Historical results are not necessarily indicative of results to be expected for any future period. In the opinion of the management of both First Western and Mitchell, all adjustments necessary to arrive at a fair statement of interim results of operations for each institution have been included.

                     MITCHELL BANCORP, INC., AND SUBSIDIARY
                      SELECTED CONSOLIDATED FINANCIAL DATA


(Amounts in thousands, except share and per share data)

                                                                                      YEARS ENDED JUNE 30,
                                                                  -----------------------------------------------------------------
                                                    09/30/98       1998          1997           1996         1995           1994
                                                    --------      -------       -------       -------       -------       -------
INCOME STATEMENT DATA
        Interest income                             $   706       $ 2,773       $ 2,659       $ 2,271       $ 2,259       $ 2,193
        Interest expense                                290         1,064           975         1,161           962           903
                                                    -------       -------       -------       -------       -------       -------
          Net interest income                           416         1,709         1,684         1,110         1,297         1,290
        Provision for loan losses                         6            24            24            60            24            24
                                                    -------       -------       -------       -------       -------       -------
          Net interest income after
            provision for loan losses                   410         1,685         1,660         1,050         1,273         1,266
        Noninterest income                                1             4             7             6            45             5
        Noninterest expense                             343           947           907           930           953           452
                                                    -------       -------       -------       -------       -------       -------
          Income before income taxes                     68           742           760           126           365           819
        Income taxes                                     56           309           289            35           112           317
                                                    -------       -------       -------       -------       -------       -------
          Income prior to cumulative
            effect adjustment                            12           433           471            91           253           502
        Cumulative effect of change
          in accounting principle                         0             0             0             0             0            11
                                                    -------       -------       -------       -------       -------       -------

          Net income                                     12           433           471       $    91       $   253       $   513
                                                                                              =======       =======       =======
        Net unrealized gains on securities
          available for sale, net of taxes               22            97           111
                                                                  -------       -------
        Comprehensive income                        $    34       $   530       $   582
                                                    =======       =======       =======

PER SHARE DATA
        Basic and diluted net income                $  0.01       $  0.50       $  0.53           N/A           N/A           N/A
        Cash dividends declared                         0.2          0.40          0.20             0           N/A           N/A
        Period-end book value                         15.61         15.72         15.39         14.93           N/A           N/A

BALANCE SHEET DATA (AT PERIOD END)
        Total assets                                $37,440       $37,306       $33,059       $36,776       $27,596       $28,109
        Loans, net                                   26,290        27,506        28,203        23,568        22,463        21,843
        Allowance for loan losses                       206           200           176           152            92            68
        Deposits                                     21,792        21,564        17,672        20,346        20,940        22,195
        Total shareholders' equity                   14,631        14,632        14,325        14,634         6,078         5,694

PERFORMANCE RATIOS
        Net income to average shareholders'
          equity                                       0.33%         3.11%         3.21%         1.53%         4.24%         9.39%
        Net income to average total
          assets                                       0.13%         1.23%         1.37%         0.32%         0.92%         1.89%
        Shareholders' equity to total assets          39.08%        39.22%        43.33%        39.79%        22.02%        20.26%

CAPITAL RATIOS
        Tier 1 capital to risk-weighted assets        61.40%        59.80%        56.90%        71.60%        48.15%        46.10%
        Total capital to risk-weighted assets         62.90%        60.90%        57.90%        72.70%        49.90%        46.70%
        Tier 1 capital to average assets              32.30%        31.80%        34.50%        29.90%        21.50%        20.30%

ASSET QUALITY RATIOS
        Loans to deposits                            121.58%       128.48%       160.59%       116.58%       107.71%        98.72%
        Allowance for loan losses as a
          percentage of gross loans                    0.78%         0.72%         0.61%         0.63%         0.40%         0.31%
        Net loans charged off during period to
          average loans                                   -             -             -             -             0             -
        Problem assets as a percentage of
          total assets                                 1.41%         1.54%         2.03%         2.54%         1.43%         1.12%


                               FIRST WESTERN BANK
                            SELECTED FINANCIAL DATA


                                                               NINE                PERIOD
                                                           MONTHS ENDED             ENDED
                                                             09/30/98             12/31/97(1)
                                                           ------------          ------------
INCOME STATEMENT DATA
           Interest income                                   $    770              $     30
           Interest expense                                       298                     0
                                                             --------              --------
             Net interest income                                  472                    30
           Provision for loan losses                              115                     0
                                                             --------              --------
             Net interest income after
               provision for loan losses                          357                    30
           Noninterest income                                      59                     0
           Noninterest expense                                  1,020                   165
                                                             --------              --------
             Income before income taxes                          (604)                 (135)
           Income taxes                                             0                     0
                                                             --------              --------
             Net loss                                        $   (604)             $   (135)
                                                             ========              ========

PER SHARE DATA
           Basic                                             $  (0.80)             $  (0.19)
           Cash dividends declared                                  -                     -
           Period-end book value                                 9.58                 10.40

BALANCE SHEET DATA (AT PERIOD END)
           Total assets                                      $ 22,791              $  8,076
           Loans, net                                           7,521                    29
           Allowance for loan losses                              115                     -
           Deposits                                            15,571                   547
           Total shareholders' equity                           6,959                 7,529

PERFORMANCE RATIOS
           Net loss to average shareholders'
             equity                                             (8.33%)               (1.79%)
           Net loss to average total assets                     (3.91%)               (1.67%)
           Shareholders' equity to total assets                 30.53%                93.23%

CAPITAL RATIOS
           Tier 1 capital to risk-weighted assets                  63%                  358%
           Total capital to risk-weighted assets                   63%                  358%
           Tier 1 capital to average assets                        45%                   94%

ASSET QUALITY RATIOS
           Loans to deposits                                    49.04%                 5.30%
           Allowance for loan losses as a
             percentage of gross loans                           1.51%                 0.00%


(1) Period from December 1, 1997 (date of incorporation) to December 31, 1997.

                       MITCHELL REGULATORY CAPITAL RATIOS

               Mitchell Savings Bank exceeded all capital requirements at September 30, 1998. It had the following capital ratios at September 30, 1998 (dollars in thousands):


       As of September 30, 1998:             AMOUNT                     RATIO
                                             ------                     -----
       Tier I Capital
         (To average assets)               $  10,998                    32.3%

       Tier I Capital
         (To risk-weighted assets)         $  10,998                    61.4%

       Total Capital
         (To risk-weighted assets)         $  11,204                    62.9%

                  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

         The following tables contain unaudited pro forma consolidated financial statements, including a consolidated balance sheet as of September 30, 1998, and consolidated statements of operations for the nine months ended September 30, 1998, and the year ended December 31, 1997, for Mitchell, and for the period from December 1, 1997 (date of incorporation) to December 31, 1997, for First Western. These statements present, on a pro forma basis, historical results for First Western and Mitchell as though the purchase had been consummated as of January 1, 1997.

         For purposes of preparing the Pro Forma Consolidated Financial Information and pro forma per share data, for the period ended December 31, 1997, the historical operating results of Mitchell have been reported on a calendar-year basis rather than on a June 30 fiscal year basis as they were originally reported. Such calendar year financial statements and per share information for Mitchell have not been audited.

         The Merger is expected to be accounted for under the purchase method of accounting, and pro forma data are derived in accordance with such method.


         Given the operational and market overlap between First Western and Mitchell, the pro forma data do not reflect any benefits from potential cost savings or synergies expected to be achieved following the Merger. The pro forma balance sheet data also reflect merger costs as a deduction from retained earnings at September 30, 1998.


         Pro Forma Consolidated Financial Information is presented for the purpose of information only, and it is not necessarily indicative of the results of operations or consolidated financial position that would have resulted had the purchase been consummated at the dates or during the period indicated, nor is it necessarily indicative of future results of operations or consolidated financial position.

         The Unaudited Pro Forma Consolidated Financial Statements should be read in conjunction with the historical financial statements of First Western and historical consolidated financial statements of Mitchell, which are incorporated by reference to this Joint Proxy Statement. Pro forma results are not necessarily indicative of future operating results.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 1997

(Amounts in thousands, except share and per share data)

                                                                             PRO FORMA
                                                      HISTORICAL            ADJUSTMENTS
                                            -----------------------------     FOR THE
                                            FIRST WESTERN(1)    MITCHELL     ACQUISITION     TOTAL
                                            ----------------    --------     -----------     -----
INTEREST INCOME
  Interest and fees on loans                 $         -       $     2,393                 $     2,393
  Interest on deposits with other banks               30               250                         280
  Interest on federal funds sold                       -                 -                        --
  Interest on securities                               -                25                          25
                                             -----------       -----------       ----      -----------
            Total interest Income                     30             2,668                       2,698
                                             -----------       -----------       ----      -----------

INTEREST EXPENSE
  Deposits                                             -               956                         956
                                             -----------       -----------       ----      -----------
  Mortgage                                                                                        --
                                             -----------       -----------       ----      -----------
            Total interest expense                     -               956                         956
                                             -----------       -----------       ----      -----------

NET INTEREST INCOME                                   30             1,712                       1,742

PROVISION FOR POSSIBLE LOAN LOSSES                     -                24                          24
                                             -----------       -----------       ----      -----------

NET INTEREST INCOME AFTER
   PROVISION FOR LOAN LOSSES                          30             1,688                       1,718

OTHER INCOME                                           -                11                          11

OTHER EXPENSES
  Salaries and wages                                  57               394                         451
  Employee benefits                                    4               145                         149
  Occupancy expense                                    7                26                          33
  Other                                               97               275        119              491
                                             -----------       -----------       ----      -----------
            Total other expenses                     165               840        119            1,124
                                             -----------       -----------       ----      -----------

INCOME (LOSS) BEFORE INCOME TAXES                   (135)              859       (119)             605

INCOME TAXES                                           -               336        (94)(6)          242
                                             -----------       -----------       ----      -----------

NET INCOME (LOSS)                            $      (135)      $       523        (25)     $       363
                                             ===========       ===========       ====      ===========

NET INCOME PER COMMON SHARE
   Basic and diluted                               (0.19)             0.60                        0.24

AVERAGE SHARES OUTSTANDING
   Basic and diluted                             711,847           873,201                   1,504,000



(1)  Period from December 1, 1997 (date of incorporation) to December 31, 1997.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998

                                                                               PRO FORMA
                                                     HISTORICAL             ADJUSTMENTS FOR
                                             FIRST WESTERN   MITCHELL       THE ACQUISITION            TOTAL
                                             -------------   --------       ---------------            -----
INTEREST INCOME
  Interest and fees on loans                 $     283       $   1,797                              $   2,080
  Interest on deposits with other banks            266             305                                    571
  Interest on federal funds sold                   161               -                                    161
  Interest on securities                            59              22                                     81
                                             ---------       ---------                              ---------
            Total interest Income                  770           2,124                                  2,894
                                             ---------       ---------                              ---------

INTEREST EXPENSE
  Deposits                                         286             851                                  1,137
  Mortgage                                          11               -                                     11
                                             ---------       ---------                              ---------
            Total interest expense                 298             851                                  1,149
                                             ---------       ---------                              ---------


                                             ---------       ---------                              ---------
NET INTEREST INCOME                                472           1,273                                  1,745
                                             ---------       ---------                              ---------

PROVISION FOR POSSIBLE LOAN LOSSES                 115              18                                    133
                                             ---------       ---------                              ---------
NET INTEREST INCOME AFTER
   PROVISION FOR LOAN LOSSES                       357           1,255                                  1,612
                                             ---------       ---------                              ---------

OTHER INCOME                                        59               2                                     61

OTHER EXPENSE
  Salaries and wages                               365             372                                    737
  Employee benefits                                 63             127                                    190
  Occupancy expense                                240              20                                    260
  Other                                            352             319                      89            760
                                             ---------       ---------      ------------------      ---------
            Total other expenses                 1,020             838                      89          1,947
                                             ---------       ---------      ------------------      ---------

INCOME (LOSS) BEFORE INCOME TAXES                 (604)            419                     (89)          (274)

INCOME TAXES                                         -             208                    (318)          (110)

                                             ---------       ---------      ------------------      ---------
NET INCOME (LOSS)                            $    (604)      $     211      $              229      $    (164)
                                             =========       =========      ==================      =========

NET INCOME PER COMMON SHARE
     Basic and diluted                       $   (0.80)      $    0.24                              $   (0.11)

AVERAGE SHARES OUTSTANDING
     Basic and diluted                         726,419         872,980                              1,504,000


                   UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1998

(Amounts in thousands)

                                                                                         Pro Forma
                                                                Historical              Adjustments
                                                       --------------------------          for
                                                       First Western      Mitchell    the Acquisition       Total
                                                       -------------      --------    ---------------       -----

ASSETS
Cash and Cash Equivalents                                  11,331           9,504         (9,070)           11,765
Investment securities                                       2,501             662                            3,163
Other Securities                                              491             291                              782
Loans, net of allowance                                     7,521          26,290            727 {4}        34,538
Premises and equipment, net                                   631              53                              684
Prepaid expenses and other assets                             316             537          1,531 {4}         2,384

Deferred Tax Asset                                              -             103            155 {2}           258
                                                       -----------      ----------     ----------        ----------
TOTAL ASSETS                                            $  22,791        $ 37,440       $ (6,657)         $ 53,574
                                                       ===========      ==========     ==========        ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
    Demand                                              $   7,466        $  1,225       $    (34){4}      $  8,657
    Savings                                                   633           2,087            (38){4}         2,682
    Time                                                    7,472          18,480             94 {4}        26,046
                                                       -----------      ----------     ----------        ----------
      Total Deposits                                       15,571          21,792             22            37,385
Mortgage Payable                                              148                                              148
Accrued interest and other liabilities                        113           1,017            477 {3}         1,570
                                                                                             (24){2}
                                                       -----------      ----------     ----------        ----------
TOTAL LIABILITIES                                          15,819          22,809            475            39,116
                                                       -----------      ----------     ----------        ----------

Shareholders' equity
  Common stock                                              3,632              10              - {2}         7,538
                                                                                             (11){4}
                                                                                           3,907 {4}
  Additional paid-in-capital                                4,228           9,289            411 {2}         8,135
                                                                                         (10,336){4}
                                                                                           3,907 {4}
                                                                                             636 {1}
  Retained earnings                                          (901)          6,256           (232){2}         1,215
                                                                                            (477){3}
                                                                                          (5,246){4}
                                                                                            (615){1}
  Treasury Stock, at cost (42,723 shares)                                    (684)           684 {4}             -
  Accumulated other comprehensive income                                      396           (396){4}             -
  Unearned compensation:  ESOP                                               (636)           636 {1}             -
                                                       -----------      ----------     ----------        ----------
TOTAL SHAREHOLDERS' EQUITY                                  6,959          14,631         (7,132)           14,458
                                                       -----------      ----------     ----------        ----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY              $  22,791        $ 37,440       $ (6,657)         $ 53,574
                                                       ===========      ==========     ==========        ==========


Notes to the September 30, 1998 Pro Forma Consolidated Financial Information

               The unaudited First Western and Mitchell Pro Forma Consolidated Financial Information is based on the following adjustments, reflecting the consummation of the Merger using the purchase method of accounting. Actual amounts may differ from those reflected in the Pro Forma Consolidated Financial Information. Amounts other than share data are expressed in thousands.

               NOTE 1: Upon consummation of the Acquisition, Mitchell will terminate the Mitchell Savings Employee Stock Ownership Plan ("ESOP"). This adjustment reflects the cash proceeds received from the ESOP with respect to the unallocated shares of Mitchell stock held by the ESOP as of September 30, 1998, for the repayment in full of the outstanding ESOP indebtedness to Mitchell as of September 30, 1998.

               At September 30, 1998, the Mitchell ESOP had 63,617 shares of stock, or $636 not allocated to employees' individual accounts. Mitchell will receive from the ESOP plan cash of approximately $657 to pay off the ESOP note receivable. The following adjusting entry was made to the Unaudited Pro Forma Consolidated Balance Sheet to reflect this transaction:

               Retained earnings - MBI                                    615
               Cash - MBI                                                 657
               Unearned Compensation-ESOP - MBI                           636
               Additional paid-in capital                                 636

               NOTE 2: Upon consummation of the Acquisition, approximately 25,086 shares of unvested restricted stock grants will vest immediately under the Mitchell Management Recognition and Development Plan ("MRDP"). This accelerated vesting will result in a one-time charge to Mitchell's income statement, upon consummation, based on the fair market value at the date of grant, which was $16.375, less the expense which has already been accrued, approximately $24, which is reflected in the Unaudited Pro Forma Consolidated Balance Sheet as a reduction of retained earnings of $232, net of tax. The holders of the MRDP shares will participate in the conversion of Mitchell Shares.
All ungranted shares will be retired.

The following entry was made to the Unaudited Pro Forma Consolidated Balance Sheet to reflect this transaction:

               Retained Earnings - MBI                                  232
               Income Tax Receivable - MBI                              155
               Accrued Expenses - MBI                                    24
               Additional Paid-In Capital - MBI                         411

               NOTE 3: First Western and Mitchell anticipate incurring professional fees associated with the transaction (fixed financial advisor fees as well as attorneys' and accountants' fees are expected to represent the largest portion of the expenses and charges) as well as estimated expenses associated with various severance-related obligations. The impact of these adjustments has been reflected in the Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1998, but it has not been reflected in the Unaudited Pro Forma Consolidated Statement of Earnings.

               NOTE 4: First Western will purchase the outstanding shares of Mitchell for cash and common stock totaling approximately $17,500 (including ESOP shares attributable to the repayment of the ESOP loan). The consideration will be comprised of 49.9% cash and 50.1% First Western Shares.

               Shares of Mitchell Stock Outstanding                    937,174
               Accelerated vesting of MRDP Shares                       25,086
               Stock Option Shares                                      12,433
               Total Shares                                            974,693

               Stock Conversion (974,693 x 50.1% x 1.6 x $10)         $  7,814
               Cash Consideration (974,693 x 49.9% x $20)                9,727
               Total Consideration                                    $ 17,541
                                                                      ========

               In accordance with the purchase method of accounting for a business combination, the assets and liabilities of Mitchell will be adjusted to their estimated fair-market value. Based on current estimates, the loans will be increased $727 and deposits increased $22. The estimated purchase price allocation will be as follows:

               Total Consideration                                  $ 17,541
               Less estimated fair value of net assets acquired       16,010
               Excess purchase price over fair value of net
                 assets acquired                                    $  1,531
                                                                    ========

               The amount of goodwill and the corresponding amortization actually recorded may ultimately differ from this amount, depending upon the actual fair value of net assets acquired upon consummation of the Merger.

               The following adjusting entry was made to the Unaudited Pro Forma Consolidated Balance Sheet to reflect this transaction:

               Loans Receivable                                      727
               Common stock-MBI                                       11
               Additional paid-in capital-MBI                     10,336
               Retained earnings -MBI                              5,246
               Accumulated other comprehensive income-MBI            396
               Goodwill                                            1,531
               Deposits                                               22
               Treasury stock-MBI                                    684
               Cash-FWB                                            9,727
               Common Stock-FWB                                    3,907
               Additional paid-in capital-FWB                      3,907

               NOTE 5: An adjustment was made to record the pro forma income tax provision at an estimated effective rate of 40%.

               NOTE 6: Goodwill is amortized over an estimated useful life of twelve years. Goodwill is comprised of the excess purchase price over the fair value of the assets purchased.

               NOTE 7: The following are the Pro Forma Combined capital ratios:

               Tier 1 capital to risk-weighted assets                  57%
               Total capital to risk-weighted assets                   56%
               Tier 1 capital to average assets                        27%

                           COMPARATIVE PER SHARE DATA

               The following table sets forth comparative unaudited per share data of Mitchell on both a historical and pro forma equivalent basis and per share data of First Western on both a historical and pro forma consolidated basis. These tables should be read in conjunction with the consolidated financial statements and notes thereto of Mitchell contained in the Mitchell Annual Report on Form 10-KSB for the year ended June 30, 1998, and the Mitchell Report on Form 10-QSB for the period ending September 30, 1998, attached to this Joint Proxy Statement as Exhibit A, with the consolidated financial statements and notes thereto of First Western contained in the First Western financial statements attached as Exhibit B, and with the pro forma consolidated financial statements and notes contained in "PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS" above. Also see "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE." The following information is not necessarily indicative of the results of operations or consolidated financial position that would have resulted had the Merger been consummated at the beginning of the periods indicated, nor is it necessarily indicative of the results of operations of future periods or future consolidated financial position.

                                        At or For the        At or For the
                                      Nine Months Ended       Year Ended
                                      September 30, 1998   December 31, 1997
                                      ------------------   ---------------

BOOK VALUE PER SHARE

  Mitchell                                  $   15.61       $   15.56
  First Western                                  9.58           10.40
  Pro forma combined                             9.59             (3)
  Mitchell pro forma equivalent (1)             15.34             (3)

CASH DIVIDENDS PER SHARE

  Mitchell                                  $    0.40       $    0.40
  First Western                                   --              --
  Pro forma combined(2)                           --              --
  Mitchell pro forma equivalent                   --              --

BASIC NET INCOME (LOSS) PER SHARE

  Mitchell                                  $    0.24       $    0.60
  First Western                                 (0.83)          (0.19)
  Pro forma combined                            (0.11)           0.24
  Mitchell pro forma equivalent (1)             (0.17)           0.38



(1) The pro forma equivalent per share data for Mitchell is computed by multiplying First Western's pro forma per share information by 1.6, which represents the number of First Western Shares into which each share of the Mitchell Shares may be converted. See "Proposal 1: Approval of the Merger -- Merger Consideration."

(2) First Western pro forma combined cash dividends per share amounts reflect First Western's historical per share dividend.

(3)     Information not available.

                          COMPARATIVE MARKET PRICE DATA

               First Western Shares are traded on the NASD Electronic Bulletin Board (the electronic pink sheets) under the symbol "FWNB." First Western has been in operation for less than one year and became eligible for trading during the second quarter of 1998. Accordingly, information regarding the trading history of First Western is limited. There were no trades of First Western Shares in the second quarter of 1998. Based on the information obtained by JC Bradford from the NASD Electronic Bulletin Board, the high trade during the third quarter of 1998 was $12.50, and the low was $10.00. First Western is not permitted to pay a cash dividend during its first three years of operation under applicable banking regulations. Mitchell Shares are quoted on the Nasdaq Smallcap Market under the symbol "MBSP." The table below sets forth, for the calendar quarters indicated, the high and low sales prices of Mitchell Shares, as reported on the Nasdaq Smallcap Market as published in the Asheville Citizens-Times, and the dividends per share declared on First Western Shares and Mitchell Shares in each such quarter.


                                             MITCHELL
                                           COMMON STOCK
                          ---------------------------------------------------
                                HIGH            LOW           DIVIDENDS
                                ----            ---           ---------
1996
First Quarter                      -               -               -
Second Quarter (IPO)           10.00           10.00               -
Third Quarter                  12.75          10.125               -
Fourth Quarter                 14.25          12.125               -

1997
First Quarter                  16.00           13.75            0.20
Second Quarter                 16.75           15.25               -
Third Quarter                 17.375          16.375            0.20
Fourth Quarter                 18.00           17.00               -

1998
First Quarter                  17.50          16.625            0.20
Second Quarter                 17.50           16.50               -
Third Quarter                  18.00           14.00            0.20

               The following table sets forth the closing price per share for First Western Shares, based on the most recent trade known by management, and Mitchell Shares, as reported on the Nasdaq Smallcap Market, and the equivalent per share price for Mitchell Shares on August 13, 1998, the last full trading day prior to the public announcement of the execution of the Agreement, and on November 10, 1998, the most recent date for which it was practicable to obtain market price data prior to the printing of this Joint Proxy Statement. HOLDERS OF MITCHELL SHARES ARE URGED TO OBTAIN CURRENT MARKET QUOTATIONS FOR SHARES OF MITCHELL SHARES. COMMON STOCK.

Bid per share                   August 13, 1998            November 10,  1998
-------------                   ---------------            ------------------
  First Western                      $10.50                      $10.00
  Mitchell                           $17.25                      $15.75
  Mitchell pro forma                 $16.80                      $16.00
    equivalent (1)

------------
(1) Computed by multiplying the price per share of First Western Shares by 1.6.


                           ANNUAL MEETING OF MITCHELL

                Place, Time, and Date. The Annual Meeting will be held on TUESDAY, DECEMBER 22, 1998, AT 2 P.M. local time ("Annual Meeting Date"), at the Pinebridge Inn, 101 Pinebridge Avenue, Spruce Pine (Mitchell County), North Carolina, or at any adjournment thereof.

               PURPOSE. The purpose of the Annual Meeting is (i) to consider and vote on approval of the Agreement attached as Exhibit C, providing for, among other things, the merger of Mitchell with and into First Western, with First Western surviving the Merger, and the conversion of Mitchell Shares into First Western Shares, the right to receive a cash payment, or a combination; (ii) to elect six directors to serve until the completion of the Merger or, in the event the Merger is not completed, until their successors have been elected and qualified; and (iii) to act upon such other matters, if any, as may properly come before the Annual Meeting.

               Record Date; Shares Entitled to Vote. The Mitchell Board has fixed the close of business on November 2, 1998 as the Mitchell Record Date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only holders of Mitchell Shares on the Mitchell Record Date will be entitled to notice of and to vote at the Annual Meeting. Each Mitchell Share will be entitled to one vote on each matter presented for action at the Annual Meeting. At the Mitchell Record Date, 937,174 Mitchell Shares were outstanding.

               VOTES REQUIRED. As provided in Mitchell's bylaws, the holders of a majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Mitchell Annual Meeting. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such person has not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be considered present for purposes of determining whether a quorum exists. If there is no quorum present at the opening of the Annual Meeting, the meeting may be adjourned from time to time by a vote of a majority of the shares voting on the motion to adjourn.

               The affirmative vote of the holders of a majority of the Mitchell Shares entitled to vote at the Annual Meeting is required for approval and adoption of the Agreement. Abstentions and broker non-votes will have the same effect as votes cast against approval of the Agreement.

               The six directors to be elected at the Annual Meeting will be elected by a plurality of the votes cast by shareholders present in person or by proxy and entitled to vote. Shareholders are not permitted to cumulate their votes for the election of directors. With respect to the election of directors, votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast.

               If a Mitchell Shareholder is a participant in the Mitchell Savings Bank, Inc., SSB, Employee Stock Ownership Plan ("ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which the Mitchell Shares allocated to the participant's plan account are to be voted. Unallocated Mitchell Shares held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

               At the Mitchell Record Date, the directors and executive officers of Mitchell and their affiliates beneficially owned an aggregate of 128,648 Mitchell Shares, representing 13.7% of the outstanding Mitchell Shares, including 58,796 shares subject to unexercised options held by such persons at that date, which cannot be voted at the Mitchell Annual Meeting. All directors and executive officers of Mitchell have indicated their intention to vote their shares for the approval of the Agreement. See Item 11 of the Mitchell Annual Report on Form 10-KSB, attached as Exhibit A, for information regarding the beneficial ownership of the directors and named executive officers of Mitchell. At the Mitchell Record Date, First Western directors, executive officers and their affiliates beneficially owned less than 7.16% of the outstanding Mitchell Shares entitled to vote at the Annual Meeting.

               Proxies. Holders of Mitchell Shares may vote either in person or by properly executed proxy. Mitchell Shares represented by a properly executed proxy received prior to or at the Annual Meeting will, unless such proxy is revoked, be voted in accordance with the instructions indicated on such proxy. If no instructions are indicated on a properly executed proxy, the shares covered thereby will be voted FOR the proposal to approve the Agreement and FOR the director nominees. FAILURE TO RETURN THE PROXY CARD OR TO VOTE IN PERSON AT THE ANNUAL MEETING WILL HAVE THE EFFECT OF A VOTE CAST AGAINST THE PROPOSALS. If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, a motion to adjourn the Annual Meeting to another time and/or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment. As of the date hereof, the Mitchell Board knows of no such other matters that will be presented.

               Any proxy given pursuant to this solicitation or otherwise may be revoked by the person giving it by delivering to the Secretary of Mitchell, on or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same Mitchell Shares, or by attending the Annual Meeting, notifying the Secretary before the vote, and voting in person. Attendance at the Annual Meeting will not in itself constitute a revocation of a proxy.

               The proxy for the Mitchell Annual Meeting is being solicited on behalf of the Mitchell Board. The expense of soliciting proxies for the Annual Meeting will be borne by Mitchell. The expense of printing this Joint Proxy Statement is to be shared equally by Mitchell and First Western. All other costs and expenses incurred in connection with the Agreement and the transactions contemplated thereby are to be paid by the party incurring the expense. Proxies will be solicited principally by mail, but they may also be solicited by the directors, officers and other employees of Mitchell in person or by telephone, facsimile or other means of communication. Such directors, officers and employees will receive no additional compensation for such solicitations, but they may be reimbursed for out-of-pocket expenses. Brokers and others who hold Mitchell Shares on behalf of another will be asked to forward proxy materials and related documents to the beneficial owners of such stock, and Mitchell will reimburse them for their expenses in doing so.

                        SPECIAL MEETING OF FIRST WESTERN

               Place, Time and Date. The Special Meeting of First Western shareholders will be held on TUESDAY, DECEMBER 22, 1998, AT 10:00 A.M. local time, at the Pinebridge Inn, 101 Pinebridge Avenue, Spruce Pine (Mitchell County), North Carolina. This Joint Proxy Statement is being sent to holders of First Western Shares and is accompanied by a form of proxy that is being solicited by the First Western Board for use at the Special Meeting and any adjournments or postponements thereof.

               Purpose. The purpose of the Special Meeting is (i) to consider and vote upon the approval of the Agreement attached as Exhibit C, providing for, among other things, the merger of Mitchell Savings and Mitchell into First Western, with First Western surviving the Merger, and the issuance of shares of First Western Shares and payment of cash to the Mitchell Shareholders; and (ii) to act upon such other matters, if any, as may properly come before the Special Meeting.

               Record Date; Shares Entitled to Vote. The First Western Board has fixed the close of business on November 2, 1998 as the First Western Record Date for the determination of shareholders entitled to notice of and to vote at the Special Meeting. Only holders of First Western Shares on the First Western Record Date will be entitled to notice of and to vote at the Special Meeting. Each First Western Share will be entitled to one vote. At the First Western Record Date, 726,419 First Western Shares were outstanding.

               Vote Required. As provided in First Western's bylaws, the holders of a majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the First Western Special Meeting. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such person has not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be considered present for purposes of determining whether a quorum exists. If there is no quorum present at the opening of the Special Meeting, the meeting may be adjourned from time to time by a vote of a majority of the shares voting on the motion to adjourn.

               The affirmative vote of the holders of two thirds of the outstanding First Western Shares is required for approval of the Agreement. Abstentions and broker non-votes will have the same effect as votes cast against approval of the Agreement.

               At the First Western Record Date, the directors and executive officers of First Western and their affiliates beneficially owned an aggregate of 91,376 First Western Shares, representing 12.6% of the outstanding First Western Shares. There are also 21,120 shares subject to unexercised options held by such persons at that date, which cannot be voted at the First Western Special Meeting. All directors and executive officers of First Western have indicated their intention to vote their shares for the approval of the Agreement. See "FIRST WESTERN -- Beneficial Ownership of Securities" for information regarding the beneficial ownership of the directors and executive officers of First Western. At the First Western Record Date, Mitchell directors, executive officers and their affiliates beneficially owned less than 1% of the outstanding First Western Shares entitled to vote at the Special Meeting.

               Proxies. Holders of First Western Shares may vote either in person or by properly executed proxy. First Western Shares represented by a properly executed proxy received prior to or at the Special Meeting will, unless such proxy is revoked, be voted in accordance with the instructions indicated on such proxy. If no instructions are indicated on a properly executed proxy, the shares covered thereby will be voted FOR the proposal to approve the Agreement. FAILURE TO RETURN THE PROXY CARD OR TO VOTE IN PERSON AT THE SPECIAL MEETING WILL HAVE THE EFFECT OF A VOTE CAST AGAINST THE PROPOSAL. If any other matters are properly presented at the Special Meeting for consideration, including a motion to adjourn the Special Meeting to another time and/or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment. As of the date hereof, the First Western Board knows of no such other matters to be presented.

               Any proxy given pursuant to this solicitation or otherwise may be revoked by the person giving it at any time before it is voted by delivering to the Secretary of First Western, on or before the taking of the vote at the Special Meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same First Western Shares, or by attending the Special Meeting, notifying the Secretary before the vote, and voting in person. Attendance at the Special Meeting will not in itself constitute revocation of a proxy.

               The proxy for the First Western Special Meeting is being solicited on behalf of the First Western Board. The expense of soliciting proxies for the Special Meeting will be borne by First Western. The expense of printing this Joint Proxy Statement is to be shared equally by First Western and Mitchell. All other costs and expenses incurred in connection with the Agreement and the transactions contemplated thereby are to be paid by the party incurring such expenses. Proxies will be solicited principally by mail, but they may also be solicited by the directors, officers and other employees of First Western in person or by telephone, facsimile or other means of communication. Such directors, officers and employees will receive no additional compensation, but they may be reimbursed for out-of-pocket expenses. Brokers and others who hold First Western Shares on behalf of another will be asked to forward proxy material and related documents to the beneficial owners of such stock, and First Western will reimburse them for their expenses in doing so.

                       PROPOSAL 1: APPROVAL OF THE MERGER

               The following is a summary of information about the Merger, the material terms and conditions of the Agreement, and related matters. This summary is subject to and qualified in all respects by reference to the Agreement attached as Exhibit C, the statutes regarding Dissenters' Rights attached as Exhibit F, and the other Exhibits (each of which is incorporated herein by reference). EACH MITCHELL SHAREHOLDER AND FIRST WESTERN SHAREHOLDER IS URGED TO READ THE AGREEMENT, THIS JOINT PROXY STATEMENT, AND THE OTHER EXHIBITS IN THEIR ENTIRETY.

GENERAL

               At the shareholder meetings, a proposal will be considered to approve the Agreement and the Merger. The Agreement provides for the merger of Mitchell and Mitchell Savings into First Western and the conversion and exchange of the outstanding Mitchell Shares (other than shares held by Mitchell Shareholders who exercise their Dissenters' Rights) into and for the Merger Consideration.

               At the Effective Time, (i) Mitchell and Mitchell Savings will be merged into and their existence will be combined with that of First Western, and Mitchell and Mitchell Savings will cease to exist as a separate entities; (ii) Mitchell Shareholders (other than Mitchell Shareholders who exercise their Dissenters' Rights or receive only cash as Merger Consideration) who receive First Western Shares will become First Western shareholders; and (iii) First Western will be the surviving corporation in the Merger and will continue to exist under the management of its current officers and directors and to conduct its business as a North Carolina banking corporation under the supervision and regulation of the Commissioner and the FDIC. (See the subsections below, "Conversion of Mitchell Shares and Mitchell Options; the Merger Consideration" and "Rights of Dissenting Shareholders.") Mitchell's liquidation account will be assumed by First Western. Mitchell's deposit accounts will become deposit accounts of First Western and will continue to be insured by the FDIC up to the maximum amount permitted by law.

CONVERSION OF MITCHELL SHARES AND MITCHELL OPTIONS; THE MERGER CONSIDERATION

               Other than Mitchell Shares as to which a Mitchell Shareholder properly exercises Dissenters' Rights (See "Rights of Dissenting Shareholders"), at the Effective Time, each Mitchell Share held of record shall be converted into and become, in accordance with the allocation procedures described herein:
(i) 1.6 First Western Shares; (ii) $20.00 in cash for each Mitchell Share that is not exchanged for First Western Shares; or (iii) a combination of both, provided that no more than 49.9% of the aggregate Merger Consideration may be paid in cash and no less than 50.1% of the aggregate Merger Consideration may be paid in First Western Shares.

                Mitchell Shareholders who do not submit effective Election Forms shall be treated as having elected to receive First Western Shares and/or cash in the proportions necessary to ensure that no more than 49.9% of the aggregate Merger Consideration is paid in cash and no less than 50.1% of the aggregate Merger Consideration is paid in First Western Shares.

               Both Mitchell and First Western have agreed not to change the number of outstanding shares of Mitchell Shares or First Western Shares prior to the Effective Time, by means of a stock dividend, stock split, reclassification or other subdivision or combination of outstanding shares.

               At the Effective Time, all rights with respect to then outstanding options held by certain employees of Mitchell Savings and directors of Mitchell to purchase Mitchell Shares ("Mitchell Options"), which vest on a change in control, will be converted into and will become rights to receive only cash or only First Western Shares (See the subsection below, "Interests of Certain Persons With Respect to the Merger").

ELECTION BY MITCHELL SHAREHOLDERS

               Each Mitchell Shareholder will have the opportunity to submit an Election Form, attached as Exhibit G, specifying the kind of consideration sought to be received in exchange for his or her Mitchell Shares. An Election Form and a copy of this Joint Proxy Statement also will be mailed to persons who become shareholders of record of Mitchell after the Mitchell Record Date up to one business day prior to the Annual Meeting. Election Forms also will be available at Mitchell Savings' office and from the Exchange Agent (as defined below) at all times through the date of the Annual Meeting.

               The Election Form permits Mitchell Shareholders (i) to indicate that they elect to receive in exchange for their Mitchell Shares (a) First Western Shares ("Stock Election Shares"), (b) cash ("Cash Election Shares"), or
(c) a combination thereof, or (ii) to make no election ("Non-Electing Shares"). The Non-Electing Shares will be converted into First Western Shares, cash or a combination thereof as necessary to ensure that (i) the aggregate amount of consideration payable in cash is equal to 49.9% of the aggregate value of all of the consideration issued or paid in connection with the Merger, and the total number of First Western Shares to be issued in connection with the Merger shall be that number of whole First Western Shares that is equal to 50.1% of the aggregate value of all of the consideration issued or paid in connection with the Merger; and (ii) the Merger will qualify as a tax-free reorganization. The Election Form together with stock certificates representing all Mitchell Shares covered thereby (or customary affidavits and indemnification regarding the loss or destruction of such certificates or the guaranteed delivery of such certificates), must be received by the exchange agent (the "Exchange Agent"), no later than the close of business of the Exchange Agent on the date of the Annual Meeting ("Election Deadline"). Mitchell Shares for which a properly completed Election Form has not been received by the Exchange Agent by the Election Deadline will be deemed Non-Electing Shares. Accordingly, persons who become shareholders of Mitchell after the Election Deadline will be deemed to hold Non-Electing Shares, because they could not have made an effective election with respect to such shares.

               Because the Agreement provides that the Merger must qualify as a tax-free reorganization, the extent to which individual elections will be accommodated will depend upon the number of Mitchell Shareholders who elect cash, who elect stock, and who fail to make an election. Accordingly, a Mitchell Shareholder who elects to receive cash may instead receive a combination of cash and First Western Shares, a Mitchell Shareholder who elects to receive First Western Shares (plus cash in lieu of fractional shares) may instead receive a combination of cash and First Western Shares, and a Mitchell Shareholder who elects to receive a specific combination of cash and First Western Shares may instead receive a different combination of cash and First Western Shares.

               Because the tax consequences of receiving cash or First Western Shares will differ, Mitchell Shareholders are urged to read carefully the subsection below, "Federal Income Tax Consequences" and consult their own tax advisor to determine the particular tax consequences to them of the Merger.

ELECTION PROCEDURES

                Attached to this Joint Proxy Statement as Exhibit G is the Election Form. The Election Form must be properly completed, signed and submitted to the Exchange Agent and must be accompanied by certificates representing the Mitchell Shares or the Mitchell Options as to which the election is being made (or by an appropriate guaranty of delivery by a commercial bank or trust company in the United States or a member of a registered national security exchange or the NASD), or by evidence that such certificates have been lost, stolen or destroyed, accompanied by such security or indemnity as shall be reasonably requested by First Western or the Exchange Agent. To be effective, a properly completed Election Form and accompanying share certificates or Mitchell Options, as the case may be, must be received by the Exchange Agent by the close of business on the date of the Annual Meeting. An election may be changed or revoked, but only by written notice received by the Exchange Agent prior to the Election Deadline including, in the case of a change, a properly completed revised Election Form.

               ANY MITCHELL SHAREHOLDER WHO DOES NOT SUBMIT AN EFFECTIVE ELECTION FORM TO THE EXCHANGE AGENT PRIOR TO THE ELECTION DEADLINE SHALL BE DEEMED TO HAVE MADE A NON-ELECTION AND WILL BE ALLOCATED MERGER CONSIDERATION AS DESCRIBED HEREIN.

               First Western has the discretion, which it may delegate in whole or in part to the Exchange Agent, to determine whether the Election Forms have been properly completed, signed and submitted or changed or revoked and to disregard immaterial defects in Election Forms. The decision of First Western (or the Exchange Agent) in such matters shall be conclusive and binding. Neither First Western nor the Exchange Agent will be under any obligation to notify any person of any defect in an Election Form submitted to the Exchange Agent.

               TO MAKE AN EFFECTIVE ELECTION, A MITCHELL SHAREHOLDER WILL BE REQUIRED TO RETURN A PROPERLY COMPLETED ELECTION FORM SUFFICIENTLY IN ADVANCE OF THE ELECTION DEADLINE SO THAT IT IS ACTUALLY RECEIVED BY THE EXCHANGE AGENT AT OR PRIOR TO THE ELECTION DEADLINE. AN ELECTION FORM WILL NOT BE CONSIDERED PROPERLY COMPLETED IF IT IS NOT ACCOMPANIED BY CERTIFICATES REPRESENTING ALL THE MITCHELL SHARES COVERED THEREBY (OR CUSTOMARY AFFIDAVITS AND INDEMNIFICATION REGARDING THE LOSS OR DESTRUCTION OF SUCH CERTIFICATES OR THE GUARANTEED DELIVERY OF SUCH CERTIFICATES). THE ELECTION DEADLINE IS THE CLOSE OF BUSINESS OF THE EXCHANGE AGENT ON DATE OF THE ANNUAL MEETING.

               In the event that the Agreement is terminated pursuant to the provisions thereof and any Mitchell Shares or Mitchell Options have been transmitted to the Exchange Agent pursuant to the provisions hereof, Mitchell and First Western shall cause the Exchange Agent to promptly return such shares to the person submitting the same.

METHOD OF PAYMENT OF MERGER CONSIDERATION

               The conversion of Mitchell Shares into the right to receive cash or First Western Shares will occur at the Effective Time.

               As soon as practicable as of or after the Effective Time, any Mitchell Shareholder who has not submitted an effective Election Form will receive transmittal forms with instructions for forwarding his or her share certificates or Mitchell Options for surrender to the Exchange Agent. Upon proper surrender to the Exchange Agent of the share certificates or Mitchell Options (together with properly completed transmittal forms), each Mitchell Shareholder will be entitled to receive (i) the allocated Merger Consideration; or (ii) in the case of a Mitchell Shareholder properly exercising his or her Dissenters' Rights, the amount of cash determined as provided in Article 13. (See the subsection below, "Rights of Dissenting Shareholders.").

               EXCEPT FOR THE SHARE CERTIFICATES SURRENDERED WITH AN ELECTION FORM AS DESCRIBED ABOVE UNDER "ELECTION PROCEDURES," MITCHELL SHAREHOLDERS SHOULD NOT FORWARD SHARE CERTIFICATES TO THE EXCHANGE AGENT UNTIL THEY HAVE RECEIVED THE LETTER OF TRANSMITTAL. NO SHARE CERTIFICATES SHOULD BE SUBMITTED WITH THE PROXY CARD.

               As of the Effective Time, Mitchell's stock transfer books will be closed and no further transfer of Mitchell Shares will be recognized or registered on Mitchell's stock transfer records. Following the Effective Time and until surrendered as described above, all share certificates formerly evidencing Mitchell Shares will evidence only the right of the registered holders thereof to receive the Merger Consideration. Such share certificates may be exchanged for the Merger Consideration into which such holders' Mitchell Shares have been converted.

               After the Effective Time and regardless of whether they have surrendered their share certificates, Mitchell Shareholders will be entitled to vote and to receive any dividends or other distributions (for which the record date is after the Effective Time) on the number of whole First Western Shares into which their Mitchell Shares have been converted; provided, however, that no such dividends or other distributions will be paid to the holders of Mitchell Share certificates unless and until their share certificates are surrendered.

               Each Mitchell Shareholder will be responsible for all federal, state, local, and foreign taxes which may be incurred by him or her on account of his or her receipt of the Merger Consideration. See the subsection below, "Certain Federal Income Tax Consequences."

               Any Mitchell Shareholders whose share certificates have been lost or destroyed may nevertheless, subject to the provisions of the Agreement, receive the Merger Consideration to which they are entitled, provided that they deliver to the Exchange Agent: (i) a sworn statement certifying the loss or destruction of the certificates and specifying the circumstances thereof; and
(ii) a lost instrument bond in form satisfactory to First Western and the Exchange Agent which has been duly executed by a corporate surety satisfactory to First Western and the Exchange Agent, indemnifying First Western and the Exchange Agent (and their successors) to their satisfaction against any loss or expense which any of them may incur as a result of the lost or destroyed share certificates being thereafter presented. Any costs or expenses that may arise from such replacement procedure, including the premium on the lost instrument bond, shall be paid by the Mitchell Shareholder.

ALLOCATION PROCEDURES

               Pursuant to the Agreement, the Employee Stock Ownership Plan of Mitchell shall be deemed to have elected cash for purposes of all unallocated shares, and such election shall take precedence over all other Cash Elections. The elections of the holders of Mitchell Options shall take precedence over all other Mitchell Shareholders' elections.

               The payment of cash and the issuance of First Western Shares shall be allocated to Mitchell Shareholders such that the number of Mitchell Shares (outstanding or subject to Mitchell Options) as to which cash is paid shall equal 49.9% of the aggregate number of Mitchell Shares outstanding plus those subject to Mitchell Options (the "Aggregate Shares"), and the number of shares of Mitchell Shares (outstanding or subject to Mitchell Options) as to which First Western Shares are issued shall equal 50.1% of the Aggregate Shares, as follows:

                             (i) If the number of Cash Election Shares is in
               excess of 49.9% of the Aggregate Shares, then (A) Non-Electing Shares shall be deemed to be Stock Election Shares, (B) Cash Election Shares of Mitchell Option holders shall be treated as Cash Election Shares without adjustment, and (B)(I) Cash Election Shares of each Mitchell Shareholder shall be reduced pro rata by multiplying the number of Cash Election Shares of such Mitchell Shareholder by a fraction, the numerator of which is the number of Mitchell Shares equal to 49.9% of the Aggregate Shares minus the aggregate number of Cash Election Shares of Mitchell Option holders, and the denominator of which is the aggregate number of Cash Election Shares of all Mitchell Shareholders; and (II) the shares of such Mitchell Shareholder representing the difference between such Mitchell Shareholder's initial Cash Election and such Mitchell Shareholder's reduced Cash Election, as described in Clause (B)(I) above shall be converted into, and be deemed to be, Stock Election Shares.

                             (ii) If the number of Stock Election Shares is in
               excess of 50.1% of the Aggregate Shares, then (A) Non-Electing Shares shall be deemed to be Cash Election Shares and Stock Election Shares of option holders shall be treated as Stock Election Shares without adjustment; and (B)(I) Stock Election Shares of each Mitchell Shareholder shall be reduced pro rata by multiplying the number of Stock Election Shares of such Mitchell Shareholder by a fraction, the numerator of which is the number of Mitchell Shares equal to 50.1% of the Aggregate Shares, and the denominator of which is the aggregate number of Stock Election Shares of all Mitchell Shareholders; and (II) the shares of such Mitchell Shareholder representing the difference between such Mitchell Shareholder's initial Stock Election and such Mitchell Shareholder's reduced Stock Election, as described in Clause (B)(I) shall be converted into, and deemed to be, Cash Election Shares.

                             (iii) If the number of Cash Election Shares is less
               than or equal to 49.9% of the Aggregate Shares and the number of Stock Election Shares is less than or equal to 50.1% of the Aggregate Shares, then (A) there shall be no adjustment to the elections made by electing Mitchell Shareholders, and (B) Non-Electing Mitchell Shareholders shall receive First Western Shares and/or cash in proportion to the respective amounts by which the Cash Election Shares are more or less than 49.9% and the Stock Election Shares are more or less than 50.1%.

               After taking into account the adjustment provisions described above, each Cash Election Share (including those deemed to be Cash Election Shares) and each Stock Election Share (including those deemed to be Stock Election Shares) shall receive in the Merger the Merger Consideration.

               Notwithstanding any other provision of the Agreement, if the application of the proration provisions would result in receiving a number of First Western Shares that would prevent the Merger Consideration from consisting in the aggregate of 49.9% Cash Merger Consideration and 50.1% Stock Merger Consideration, or otherwise prevent the satisfaction of any of the conditions set forth in the Agreement, the number of shares otherwise allocable shall be adjusted in an equitable manner as shall be necessary to enable the satisfaction of all conditions.

TREATMENT OF FRACTIONAL SHARES

               No fraction of a First Western Share, or any script or certificate representing any such fractional share, will be issued in connection with the Merger, and no right to vote or to receive any dividend or other distribution shall attach to any such fractional share. At the Effective Time, First Western will deliver cash to the Exchange Agent in an amount equal to the aggregate market value of all such fractional shares. Each Mitchell Shareholder who otherwise would be entitled to receive a fraction of a First Western Share shall, upon the surrender and exchange of his or her Old Certificates, and in lieu of such factional share, be entitled to receive cash (without interest) from the Exchange Agent in an amount equal to that fraction multiplied by the amount necessary to preserve the economic value of such share.

BACKGROUND OF AND REASONS FOR THE MERGER

               Background of the Merger. Prior to Mitchell's mutual-to-stock conversion in July 1997, several regional institutions had contacted Mitchell regarding a mutual-to-mutual merger or a merger conversion transaction. In November 1997, First Western first indicated its interest in a merger with Mitchell, although that indication posed certain structural issues. In January 1998, Mitchell engaged RP Financial as its financial advisor, to assist the Mitchell Board in evaluating strategic alternatives for enhancing shareholder value. These alternatives included continuing to operate as an independent institution and potential mergers with community banks and thrifts operating in the local area.

               On February 9, 1998, RP Financial presented to Mitchell's Executive Committee an evaluation of the pro forma impact of strategic alternatives, including certain capital management and operating strategies and a preliminary sale-of-control evaluation. The sale-of-control evaluation indicated a target valuation range of $17.00 to $19.00 per share and an identification of community banks and thrifts operating in the local area with the perceived financial ability to, and potential interest to, acquire Mitchell, including those who had previously contacted Mitchell regarding a potential merger. Following such review, anticipating that the value to shareholders pursuant to a merger would be greater than operating independently under feasible alternative strategies, the Executive Committee authorized RP Financial to contact eight potential acquirers identified in RP Financial's analysis (subsequently expanded to ten) regarding their potential interest in an acquisition of Mitchell. To facilitate this process, RP Financial was authorized to provide interested parties with a confidential memorandum, under a confidentiality agreement, describing Mitchell's background, financial characteristics, market area, products and services offered, and organizational and operational information.

               Between mid-February and mid-April 1998, RP Financial contacted the community banks and thrifts designated by the Mitchell Board regarding their interest in a merger with Mitchell and the potential terms of such a merger. Following a review of the confidential memorandum, two institutions, including First Western, gave verbal indications of interest. By this time, First Western had addressed some of the structural issues raised in its initial contact in November 1997. The Mitchell Board met on April 21, 1998, to evaluate the indications of interest. Since only First Western's indication of interest was consistent with the targeted valuation range of $17.00 to $19.00 per share, the Mitchell Board authorized management and Mitchell's financial, legal and accounting advisors to commence due diligence of First Western and determine if a merger agreement could be satisfactorily negotiated. In late April 1998, First Western and Mitchell, including their advisors, conducted mutual due diligence reviews. In early May, Mitchell advised First Western to begin negotiating a definitive agreement, reflecting consideration of 49.9% cash and 50.1% stock.

               In mid-May 1998, Mitchell received an unsolicited indication of interest from an out-of-market institution, with which it had no previous contact. The unsolicited party was provided the confidential memorandum. Mitchell advised First Western of the unsolicited indication of interest and Mitchell's intention to determine its merits. The indicated share price by this out-of-market institution, in a share exchange, i.e., no cash consideration, was initially higher than First Western's price. During June 1998, the out-of-market institution and Mitchell, including their advisors, conducted mutual due diligence. During July and early August 1998, as the merger terms of the unsolicited party were being determined, the stock price of the out-of-market institution declined. In late July 1998, First Western increased its price to a level that was initially comparable to the unsolicited party. Subsequently that level became higher as the unsolicited party's stock price declined further.

               On August 10, 1998, the Mitchell Board met to review the two merger proposals, which were set forth in draft merger agreements. The Mitchell Board carefully reviewed the financial and other terms of both proposals with its financial, legal and accounting advisors, and it determined additional information was required before a decision could be made. The First Western proposal featured a higher shareholder value, and the merger proposal from the out-of-market institution contained conditions which the Mitchell Board believed could not be met. On August 13, 1998, the Mitchell Board reconvened with its advisors to consider the terms of both merger proposals, and unanimously voted to enter into a merger agreement with First Western after RP Financial rendered its opinion that the merger consideration from First Western was fair to Mitchell Shareholders from a financial point of view and counsel reviewed the Agreement, together with all exhibits. RP Financial rendered such opinion on August 13, 1998. On August 13, 1998, the First Western Board voted unanimously to approve the Agreement. Boards of both institutions authorized management to execute the Agreement on August 13, 1998.

               Mitchell Reasons for the Merger. Since its organization in 1924, Mitchell has operated as a community- oriented financial institution serving Mitchell and Yancey Counties, North Carolina. This community-oriented philosophy has allowed it to compete effectively and profitably with the other banking institutions in its market. During the last 10 years, however, competition has dramatically increased, due to several factors: other types of financial institutions offering services traditionally offered only by banks; an increase in public demand for a broader range of customer services from community banking institutions, and additional banking regulations. These changes forced the Mitchell Board regularly to evaluate its strategic alternatives.

               In reaching its determination that the Merger is fair and in the best interests of Mitchell and its shareholders, the Mitchell Board considered a number of factors, including, without limitation, the following:

               (i) The Mitchell Board's familiarity with and review of Mitchell's business, operations, financial condition, earnings and prospects relative to other publicly-traded thrifts and banks, and a comparison of such factors with the business, operations, financial condition, earnings and prospects on a merged basis with First Western. In this regard the Mitchell Board noted the following:

                      (a) The Merger will result in Mitchell Shareholders receiving stock in a substantially more diversified commercial bank, which would be more competitive than Mitchell as an independent institution;

                      (b) First Western's directors and management have an excellent reputation in the local area, including Spruce Pine;

                      (c) Mitchell's high equity position leads to a low return on equity, but Mitchell's small size, single office, limited products and services and human resources constraints limits the ability to increase shareholder returns as an independent institution;

                      (d) The cash portion of the Merger Consideration provides an immediate return to Mitchell Shareholders. The stock portion of the Merger Consideration provides ownership in a locally based commercial bank serving the same market as Mitchell but with more locations, greater customer convenience and a broader array of products and services. This will position the resulting institution to be competitive with larger banking companies and other financial intermediaries, and to provide greater services to customers and the local community.

               (ii) The current and prospective economic environment and competitive and regulatory constraints facing financial institutions, including Mitchell. In addition, the Mitchell Board considered certain of the risks of remaining independent, including, among other things, the limited potential to engage in acquisitions to enhance shareholder value, as well as the cost and operations risks associated with attracting new senior management, product/service diversification, de novo branching, and systems upgrades that would be necessary for Mitchell to maintain its competitiveness.

               (iii) Potential issues of management succession, particularly in view of the imminent retirements of Mr. Ballew and Ms. Wilson, meaning that a suitable Chief Executive Officer and a Chief Operating Officer would have to be recruited.

               (iv) The opinion of RP Financial that the Merger Consideration is fair, from a financial point of view, to Mitchell Shareholders.

               (v) The representation to the Mitchell Board by RP Financial with respect to the relationship of the Merger Considerations to the recent and then-current market values, book value, tangible book value, and earnings per share of the Mitchell Shares, and the prices and premiums paid in certain other similar transactions involving financial institutions.

               (vi) The Mitchell Board's review of the alternative of continuing to remain independent in the analysis provided by RP financial as to the future amount and growth of earnings necessary to provide Mitchell Shareholders with the same value, on a present value basis, as presented by the Merger Consideration.

               (vii) The compatibility of the respective business and operations of First Western and Mitchell.

               (viii) The effect of the Merger on the employees and customers of Mitchell.

               (ix) The tax-deferred nature of the Stock Merger Consideration to Mitchell Shareholders, who generally will be able to defer recognition of any gain or loss for income tax purposes until such time as they sell the First Western Shares received upon the consummation of the Merger.

               The foregoing discussion of the information and factors considered by the Mitchell Board is not intended to be exhaustive, but it constitutes the material factors considered by the board. In reaching its determination to approve and recommend the Merger Agreement, the Mitchell Board did not assign any relative or specific weights to the foregoing factors, and individual directors may have weighed factors differently.

               For the reasons set forth above, the Mitchell Board unanimously approved the Agreement as advisable and in the best interests of Mitchell and its shareholders and recommends that the Mitchell Shareholders vote FOR the APPROVAL OF THE MERGER.

               First Western Reasons for the Merger. First Western is a newly chartered commercial bank. The acquisition of Mitchell will provide it with a significant loan portfolio and the opportunity to cross market its other deposit and loan products to Mitchell's customers. This will expand the First Western's presence and market share in its market area. With Mitchell's established deposit and loan base, this expansion will be accomplished more quickly than would be possible through normal increases in deposits and loans, and the Acquisition may accelerate First Western's timetable to profitability. First Western also wishes to acquire Mitchell's experience in mortgage loans in order to expand its loan product offerings. In addition, First Western has been attempting to locate a chief financial officer, and one of the employees of Mitchell may be able to serve in this role. The downtown office location of Mitchell is also desirable.

               In summary, the First Western Board believes that the combined institution should:

               (i) achieve economies of scale that will improve efficiency and enhance earnings;

               (ii) permit more effective management of the combined assets;

               (iii) be a better competitor in the market area than either Mitchell or First Western separately;

               (iv) be able to offer more services to, and respond better to the needs of, the customers of First Western and former customers of Mitchell; and

               (v) allow the shareholders of both First Western and Mitchell to participate in an institution with greater resources than either institution has at the present time. The First Western Board also received and relied on the opinion of Carson Medlin that the terms of the Agreement are fair to unaffiliated First Western Shareholders from a financial point of view.

OPINIONS OF FINANCIAL ADVISORS

               OPINION OF FINANCIAL ADVISOR TO MITCHELL. The Mitchell Board retained RP Financial in January 1998 as its financial advisor to evaluate strategic alternatives. Subsequently, if appropriate, RP Financial would ascertain the interest in an acquisition of Mitchell by regional financial institutions, including those that previously expressed interest in acquiring Mitchell, negotiate financial terms with prospective acquirers, and render its opinion with respect to the Merger Consideration from the financial point of view of the Mitchell Shareholders in the event Mitchell entered into an agreement to be acquired.

               In requesting RP Financial's advice and opinion, the Mitchell Board did not give any special instructions to RP Financial, nor did it impose any limitations upon the scope of the investigation that RP Financial might wish to conduct to enable it to give its opinion. RP Financial has delivered to Mitchell its written opinion dated August 13, 1998, and its updated opinion as of November 16, 1998, to the effect that, based upon and subject to the matters set forth therein, as of the date thereof, the Merger Consideration is fair to the Mitchell Shareholders from a financial point of view. The opinion of RP Financial is directed toward the consideration to be received by Mitchell Shareholders and does not constitute a recommendation to any Mitchell Shareholder to vote in favor of approval of the Merger Agreement. A copy of the RP Financial opinion is set forth as Exhibit D to this Joint Proxy Statement, and Mitchell Shareholders should read it in its entirety. RP Financial has consented to the inclusion and description of its written opinion in this Joint Proxy Statement.

               RP Financial was selected by Mitchell to act as its financial advisor because of RP Financial's expertise in the valuation of businesses and their securities for a variety of purposes, including its expertise in connection with mergers and acquisitions of savings and loan associations, savings banks, savings and loan holding companies, commercial banks and bank holding companies. Pursuant to a letter agreement dated November 17, 1997, and executed by Mitchell on January 9, 1998 (the "The Engagement Letter"), RP Financial estimates that it will receive from Mitchell total professional fees of approximately $40,000, of which $30,000 has been paid to date, plus reimbursement of certain out-of-pocket expenses, for its services in connection with the Merger. In addition, Mitchell has agreed to indemnify and hold harmless RP Financial, any affiliates of RP Financial, and the respective directors, officers, agents and employees of RP Financial or their successors and assigns who act for or on behalf of RP Financial from and against any and all losses, claims, damages and liabilities, joint or several, in connection with RP Financial's services pursuant to the Engagement Letter attributable to: (i) any untrue statement or alleged untrue statement of a material fact contained in the financial statements or other information furnished or otherwise provided by Mitchell to RP Financial, either orally or in writing; (ii) the omission or alleged omission of a material fact from the financial statements or other information furnished or otherwise made available by Mitchell to RP Financial, or (iii) any action or omission to act by Mitchell, or Mitchell's respective officers, directors, employees or agents, which action or omission is willful or negligent. Mitchell will be under no obligation to indemnify RP Financial hereunder if a court determines that RP 'Financial was negligent or acted in bad faith with respect to any actions or omissions of R.P Financial related to a matter for which indemnification is sought. In addition, if RP Financial is entitled to indemnification from Mitchell under the engagement letter, and in connection therewith incurs legal expenses in defending any legal action challenging the opinion of RP Financial where RP Financial is not negligent or otherwise at fault or is found by a court of law to be not negligent or otherwise at fault, Mitchell will indemnify RP Financial for all reasonable expenses.

               In rendering this fairness opinion, RP Financial reviewed the following material: (1) the Agreement, including exhibits; (2) financial and other information for Mitchell, all with regard to balance and off-balance sheet composition, profitability, interest rates, volumes, maturities, trends, credit risk, interest rate risk, liquidity risk and operation, including: (a) audited and unaudited financial statements for the fiscal years ended June 30, 1993 through 1998, (b) shareholder, regulatory and internal financial and other reports through June 30, 1998, (c) the conversion prospectus, dated May 8, 1996,
(d) the most recent proxy statement for Mitchell, and (e) Mitchell's management and Board comments regarding past and current business, operations, financial condition, and future prospects; and (3) financial and other information for First Western including: (a) audited financial statements for the fiscal year ended December 31, 1997, incorporated in First Western's Annual Report to Shareholders, (b) First Western's 1997 initial offering materials, including the Offering Circular, and de novo charter application, (c) regulatory and internal financial and/or other reports through June 30, 1998, (d) the most recent proxy statement for First Western and (e) First Western's management comments regarding past and current business, operations, financial condition, and future prospects.

               In rendering its opinion, RP Financial relied, without independent verification, on the accuracy and completeness of the information concerning Mitchell and First Western furnished by each institution to RP Financial for review, as well as publicly available information regarding other financial institutions, and economic and demographic data. Mitchell and First Western did not restrict RP Financial as to the material it was permitted to review. RP Financial did not perform or obtain any independent appraisals or evaluations of the assets and liabilities and potential and/or contingent liabilities of Mitchell or First Western.

               RP Financial expresses no opinion on matters of a legal, regulatory, tax or accounting nature or the ability of the Merger as set forth in the Agreement to be consummated. In rendering its opinion, RP Financial assumed that, in the course of obtaining the necessary regulatory and governmental approvals for the proposed Merger, no restriction will be imposed on First Western that would have a material adverse effect on the ability of the Merger to be consummated as set forth in the Agreement.

               RP Financial's opinion was based solely upon the information available to it and the economic, market and other circumstances as they existed as of August 13, 1998 and November 16, 1998. Events occurring after the most recent date could materially affect the assumptions used in preparing the opinion.

               In connection with rendering its opinion dated August 13, 1998, and updated as of November 16, 1998, RP Financial performed a variety of financial analyses that are summarized below. Although the evaluation of the fairness, from a financial point of view, of the Merger Consideration was to some extent subjective based on the experience and judgment of RP Financial, and not merely the result of mathematical analyses of financial data, RP Financial relied, in part, on the financial analyses summarized below in its determinations. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analyses or summary description. RP Financial believes its analyses must be considered as a whole and that selecting portions of such analyses and factors considered by RP Financial without considering all such analyses and factors could create an incomplete view of the process underlying RP Financial's opinion. In its analyses, RP Financial took into account its assessment of general business, market, monetary, financial and economic conditions, industry performance and other matters, many of which are beyond the control of Mitchell and First Western, as well as RP Financial's experience in securities valuation, its knowledge of financial institutions, and its experience in similar transactions. With respect to the comparable transactions analysis described below, no public company utilized as a comparison is identical to Mitchell and such analyses necessarily involve complex considerations and judgments concerning the differences in financial and operating characteristics of the companies and other factors that could affect the acquisition values of the companies concerned. The analyses were prepared solely for purposes of RP Financial providing its opinion as to the fairness of the Merger Consideration, and they do not purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold. Any estimates contained in RP Financial's analyses are not necessarily indicative of future results of values, which may be significantly more or less favorable than such estimates. None of the analyses performed by RP Financial was assigned a greater significance by RP Financial than any other. Additionally, RP Financial considered other expressions of interest from regional financial institutions with the perceived ability to consummate an acquisition of Mitchell, including the amount, form and value of the potential consideration

               Comparable Transactions Analysis. RP Financial compared the Merger on the basis of multiples or ratios of reported earnings, tangible book value, assets and core deposit premium of Mitchell implied by the Merger Consideration to be paid to the Mitchell Shareholders with the same multiples or ratios in pending acquisitions and acquisitions completed since 1997 to date of:
(a) all publicly traded savings and loan associations, savings banks, and savings and loan holding companies located in the Southeast (44 institutions);
(b) all savings and loan associations, savings banks, and savings and loan holding companies located in the Southeast with less than $250 million in assets

(24 institutions); and (c) financially comparable savings and loan associations, savings banks, and savings and loan holding companies nationwide with assets less than $250 million (12 institutions).

               The acquisition pricing multiples or ratios of the all-Southeast group were: (1) price/earnings ratios ranging from 9.14 to 58.07 times, with a median of 25.15 times; (ii) price/tangible book ratios ranging from 102.09 to
401.30 percent, with a median of 184.48 percent; (iii) price/assets ratios ranging from 5.60 to 37.16 percent with a median of 18.08 percent; and (iv) core deposit premiums of 1.50 to 35.15 percent, with a median of 11.95 percent. The acquisition pricing multiples or ratios of the Southeast group with assets under S250 million were: (i) price/eamings ratios ranging from 9.14 to 58.07 times, with a median of 25.30 times; (ii) price/tangible book ratios ranging from 102.9 to 319.74 percent, with a median of 151.56 percent; (iii) price/assets ratios ranging from 5.60 to 37.16 percent, with a median of 15.30 percent; and (iv) core deposit premiums of 1.50 to 21.86 percent, with a median of 7.39 percent. The acquisition pricing multiples or ratios of the financially comparable group nationwide with assets under $250 million were: (i) price/earnings ratios ranging from 19.77 to 52.33 times, with a median of 39.03 times; (ii) price/tangible book ratios ranging from 107.41 to 147.61 percent, with a median of 126.28 percent; (iii) price/assets ratios ranging from 27.42 to 55.69 percent with a median of 32.16 percent; and (iv) core deposit premiums of 5.61 to 18.18 percent, with a median of 10.75 percent.

               In comparison to these groups, Mitchell was generally smaller, more highly capitalized and more profitable, but it maintained a comparable to lower return on equity. Mitchell's acquisition pricing multiples or ratios for price/earnings, price/tangible book, price/assets and core deposits premium, as of the November 16, 1998, fairness opinion update, based on financial statements as of or for the 12 months ended September 30, 1998, were: 39.15 times earnings;
117.87 percent of tangible book value; 46.06 percent of assets; and 15.64 percent premium on core deposits.

               Discounted Cash Flow Analysis. Using discounted cash flow analyses, RP Financial estimated the present value of future dividends and the terminal value based on alternative capital management and operating strategies over a five-year period. Alternative strategies analyzed included a base case scenario, a stock repurchase scenario, an increased regular dividend scenario, a large special dividend scenario, an earnings improvement scenario and an aggressive growth scenario. The terminal value multipliers incorporated in RP Financial's analysis were derived from the comparable transaction analysis discussed above pertaining to financially comparable transactions, specifically, the price/tangible book ratio and price/earnings multiple. The dividend streams and terminal values were then discounted to present value based on a discount rate derived from the earnings capitalization rate of publicly traded thrifts, the Treasury yield curve (i.e., the risk-free rate) and perceived investment risks in the Mitchell Shares. The Merger Consideration exceeds the upper end of the range of the sum of the present values of the future dividends and terminal values derived from the individual strategic scenarios. For example, the present values derived from the individual strategic scenarios ranged from roughly $12.00 to $15.50 per share.

               Pro Forma Impact Analysis. RP Financial's analysis considered the financial condition and operations of First Western on a stand-alone basis at June 30, 1998, versus the pro forma impact resulting from the Merger. RP Financial considered that the Merger is estimated to be accretive to First Western's pro forma earnings per share and cash earnings per share before incorporating anticipated Merger adjustments and synergies and leveraging First Western's tangible capital. RP Financial considered the impact of the Merger on First Western's key financial characteristics, per share data and resulting pricing ratios, as well as First Western's longer run strategic objectives. RF Financial evaluated the estimated financial impact of the Merger on the potential for increased liquidity of First Western Common Stock, the enhanced ability to pursue growth and expanded market share.

               As described above, RP Financial's opinion and presentation to the Mitchell Board was one of many factors taken into consideration by the Mitchell Board in making its determination to approve the Agreement. Although the foregoing summary describes, the material components of the analyses presented by RP Financial to the Mitchell Board on August 13, 1998, and updated as of November 16, 1998, in connection with its opinion as of those dates, it does not purport to be a complete description of all the analyses performed by RP Financial and is qualified by reference to the written opinion of RP Financial set forth as Exhibit D, which Mitchell Shareholders are urged to read in its entirety.

               OPINION OF FINANCIAL ADVISOR TO FIRST WESTERN. First Western retained Carson Medlin to serve as its financial advisor with respect to a proposed transaction that would lead to the merger of First Western and Mitchell. As part of its engagement, Carson Medlin agreed to render its opinion as to the fairness, from a financial point of view, of the terms of the Acquisition to the unaffiliated shareholders of First Western. Carson Medlin is a NASD- member investment banking firm that specializes in the securities of Southeastern United States financial institutions. As part of its investment banking activities, Carson Medlin is regularly engaged in the valuation of Southeastern United States financial institutions and transactions relating to their securities, including mergers and acquisitions. For its services Carson Medlin will receive $57,500 plus reimbursement for reasonable actual out-of-pocket expenses. A significant portion of this consideration is contingent upon completing of the Acquisition. No limitations have been placed on Carson Medlin by the directors or management of First Western with respect to the investigations made or procedures followed by Carson Medlin in rendering its opinion.

               On August 13, 1998, a representative of Carson Medlin delivered its verbal opinion to the First Western Board that the terms of the Acquisition are fair to the unaffiliated First Western Shareholders from a financial point of view. Carson Medlin subsequently confirmed such opinion as of November 16, 1998. The full text of Carson Medlin's written opinion dated November 16, 1998, is attached as Exhibit E to this Joint Proxy Statement and should be read in its entirety with respect to the procedures followed, assumptions made, matters considered and qualifications of and limitations on the review undertaken by Carson Medlin in connection therewith. Carson Medlin's opinion is addressed to the First Western Board only, and the opinion does not constitute a recommendation to any First Western Shareholder as to how such shareholder should vote at the First Western Special Meeting or as to any other matter. The summary of the opinion of Carson Medlin set forth in this Joint Proxy Statement is qualified in its entirety by reference to the full text of such opinion attached as Exhibit E.

               Carson Medlin has relied upon, without independent verification, the accuracy and completeness of the information reviewed by it for the purpose of rendering its opinion. Carson Medlin did not undertake any independent evaluation or appraisal of the assets and liabilities of First Western or Mitchell, nor was it furnished with any such appraisals. Carson Medlin assumed that the financial forecasts reviewed by it have been reasonably prepared on a basis reflecting the best currently available judgments and estimates of the managements of First Western and Mitchell, and that such projected financial results will be realized in the amounts and at the times contemplated thereby.

               Carson Medlin is not expert in the evaluation of loan portfolios, underperforming or nonperforming assets, net charge-offs of such assets or the adequacy of allowances for losses with respect thereto; it has not reviewed any individual credit files; and it has assumed that the loan loss allowances for each of First Western and Mitchell are in the aggregate adequate to cover such losses. Carson Medlin is not expert in bank operations and has not examined the data processing or other systems of either First Western or Mitchell with regard to their readiness to satisfy requirements related to the year 2000 or to similar issues. Carson Medlin assumed that the Merger will be recorded as a purchase under generally accepted accounting principles. Carson Medlin's opinion is necessarily based on economic, market and other conditions as in effect on the date of its analysis, and on information made available to it as of various earlier dates.

               In connection with rendering its opinion, Carson Medlin performed a variety of financial analyses. The preparation of a financial fairness opinion of this nature involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances, and, therefore, such analysis is not readily susceptible to partial analysis or summary description. Carson Medlin believes that its analyses must be considered together as a whole and that selecting portions of such analyses and the facts considered therein, without considering all other factors and analyses, could create an incomplete view of the analyses and the process underlying Carson Medlin's opinion. In its analyses, Carson Medlin made numerous assumptions with respect to industry performance, business and economic conditions, and other matters, many of which are beyond the control of First Western and Mitchell and which may not be realized. Any estimates contained in Carson Medlin's analyses are not necessarily predictive of future results or values, which may be significantly more or less favorable than such estimates. Estimates of values of companies do not purport to be appraisals or necessarily reflect the prices at which such companies or their securities may actually be sold. None of the analyses performed by Carson Medlin was assigned a greater significance by Carson Medlin than any other analysis.

               In connection with rendering its opinion dated November 16, 1998, Carson Medlin reviewed (i) the Agreement; (ii) the annual report to shareholders of First Western, including audited financial statements for the year ended December 31, 1997; (iii) the Proxy Statement of First Western dated March 18, 1998, for the annual meeting of shareholders held on April 28, 1998; (iv) the Consolidated Report of Condition and Income for First Western as of June 30, 1998; (v) the Uniform Bank Performance Report for First Western as of June 30, 1998; (vi) the annual report to shareholders of Mitchell, including audited financial statements for the fiscal year ended June 30, 1997; (vii) the annual reports on Form 10-KSB of Mitchell for the three fiscal years ended June 30, 1996, 1997 and 1998; (viii) the Proxy Statement of Mitchell dated September 18, 1997, for the annual meeting of shareholders held on October 22, 1997; (ix) the Uniform Bank Performance Report for Mitchell Savings Bank, SSB as of June 30, 1998; (x) a preliminary copy of this Joint Proxy Statement; and (xi) certain other financial and operating information with respect to the business, operations and prospects of First Western and Mitchell.

               Carson Medlin also (i) held discussions with members of the senior management of First Western and Mitchell; (ii) reviewed the historical market prices and trading activity for the common stocks of First Western and Mitchell to the extent available and compared them with those of certain publicly traded companies it deemed to be relevant; (iii) compared the results of operations of First Western and Mitchell with those of certain publicly traded companies it deemed to be relevant; (iv) compared the proposed financial terms of the Merger with the financial terms, to the extent publicly available, of certain other recent business combinations of commercial banking organizations and savings institutions; (v) analyzed the pro forma financial impact of the Merger on First Western; and (vi) conducted such other studies, analyses, inquiries and examinations as Carson Medlin deemed appropriate.

               The following is a summary of the principal analyses performed by Carson Medlin in connection with its opinion.

               Summary of Transaction Consideration. Carson Medlin reviewed the terms of the proposed transaction and the aggregate transaction value. Carson Medlin reviewed the implied value of the consideration offered, which based upon the closing price of First Western's Common Stock on October 2, 1998, was approximately $16.9 million. Carson Medlin calculated that the value of the consideration to Mitchell Shareholders, based on the closing price of First Western's Common Stock on October 2, 1998, represented 115% of Mitchell's stated book value at June 30, 1998, 154% of Mitchell's book value per share at June 30, 1998, adjusted to reflect equity capital equal to 11% of total assets, and 38.9 times Mitchell's earnings for the year ended June 30, 1998. Carson Medlin calculated that the total transaction value represented a 19.3% premium on Mitchell's June 30, 1998, core deposits (defined as the aggregate transaction value minus stated book value, as a percentage of core deposits, defined as total deposits less certificates of deposit greater than $100,000), and 45.2% of the total assets of Mitchell at June 30, 1998.

               Comparable Transaction Analysis. Carson Medlin reviewed certain information relating to the mergers of 14 selected savings institutions announced between January 1997 and August 1998 in which the acquired institutions had total assets of from $27 million to $286 million (the "Comparable Transactions"). The Comparable Transactions are (acquiree/acquiror):
First Savings Financial Corp./First Citizens BancShares, Inc.; ESB Bancorp, Inc./Southern Bancshares, Inc.; United Federal Savings Bank/Triangle Bancorp, Inc.; Scotland Bancorp, Inc./Centura Banks, Inc.; Home Savings Bank of Siler City, Inc., SSB/Capital Bank; Elmore County Bancshares,

Inc./Peoples BancTrust Co., Inc.; Reliance Federal Savings & Loan Association of St. Louis County/Allegiant Bancorp, Inc.; Joachim Bancorp, Inc./First State Bancshares, Inc.; GF Bancorp, Inc./Camco Financial Corporation; CitiSave Financial Corporation/Deposit Guaranty Corporation; Gateway Bancorp, Inc./Peoples Bancorp, Inc.; GF Bancshares, Inc./Regions Financial Corporation; LowCountry Savings Bank,Inc./Carolina First Corporation; and Investors Savings Bank of South Carolina, Inc./First Financial Holdings, Inc. Carson Medlin considered, among other factors, the earnings, capital level, asset size and quality of assets of the acquired financial institutions. Carson Medlin compared the transaction prices to the then recently reported annual earnings, stated book values, adjusted book values, total assets and core deposits.

               Carson Medlin calculated a range of purchase prices as a percentage of stated book value for the Comparable Transactions from a low of 102% to a high of 323%, with a mean of 168%. These transactions indicated a range of values for Mitchell from $14.9 million to $47.3 million, with a mean of $24.6 million (based on Mitchell's stated book value of $14,632,500 at June 30, 1998). The value of the transaction is an estimated $16.9 million (based on the price of the First Western Shares on October 2, 1998), which is below the mean for the Comparable Transactions.

               Carson Medlin calculated a range of purchase prices as a percentage of book value (adjusted to 11% of total assets) for the Comparable Transactions from a low of 123% to a high of 382%, with a mean of 193%. These transactions indicated a range of values from $9.2 million to $26.2 million, with a mean of $18.4 million based on Mitchell's stated book value of $14.6 million at June 30, 1998 (core equity or equity adjusted to 11% of assets is approximately $4.1 million of total stated book value at June 30, 1998). The value of the transaction is an estimated $16.9 million (based on the price of the First Western Shares on October 2, 1998), which is below the mean for the Comparable Transactions.

               Carson Medlin calculated a range of purchase prices as a multiple of earnings for the Comparable Transactions from a low of 18.2 times to a high of 81.6 times, with a mean of 41.4 times. These transactions indicated a range of values for Mitchell from $7.9 million to $35.3 million, with a mean of $17.9 million (based on Mitchell's net income for the fiscal year ended June 30, 1998, of $433,000). The value of the transaction is an estimated $16.9 million (based on the price of the First Western Shares on October 2, 1998), which is below the mean for the Comparable Transactions.

               Carson Medlin calculated the core deposit premiums for the Comparable Transactions and found a range of values from a low of 3.9% to a high of 40.8%, with a mean of 14.0%. The premium on Mitchell's core deposits implied by the terms of the Agreement is 19.3%, which is above the mean for the Comparable Transactions.

               Finally, Carson Medlin calculated a range of purchase prices as a percentage of total assets for the Comparable Transactions from a low of 18.4% to a high of 45.6%, with a mean of 27.0%. The aggregate consideration as a percentage of total assets implied by the terms of the Merger is approximately 45.2%, which is near the high end of the range for the Comparable Transactions.

               Industry Comparative Analysis. In connection with rendering its opinion, Carson Medlin compared selected operating results of First Western to those of 21publicly-traded recently-formed community commercial banks in Alabama, Florida, Georgia, Mississippi, North Carolina, South Carolina, Virginia and West Virginia (the "De Novo Banks") as contained in the Southeastern De Novo Bank Review, a research publication prepared by Carson Medlin. For this comparison, Carson Medlin primarily used the 8 De Novo Banks which have been operating for less than 18 months. The De Novo Banks operating for less than 18 months range in asset size from approximately $15.6 million to $85.3 million and in shareholders' equity from approximately $5.3 million to $24.4 million. Carson Medlin considers this group of financial institutions to be more comparable to First Western than larger more established institutions. Carson Medlin compared, among other factors, the, asset size, loan-to-deposit ratio, average asset yields, average deposit rates, growth in deposits and loans for the last three months, and profitability for the De Novo Banks operating less than 18 months. Carson Medlin noted that for the period ended June 30, 1998: (i) First Western had total assets of $18.9 million compared to 40.4 million on average for the De Novo Banks open less than 18 months; (ii) First Western had a loan to deposit ratio of 48% compared to 75% on average for the De Novo Banks open less than 18 months; (iii) First Western had average asset yields for the three months ended June 30, 1998, of 6.67% compared to 8.00% on average for the De Novo Banks open less than 18 months; (iv) First Western had average deposit rates for the three months ended June 30, 1998 of 4.13% compared to 4.71% on average for the De Novo Banks open less than 18 months; (v) For the three months ended June 30, 1998, First Western's deposits grew by $4.5 million, and its loans grew by $3.8 million, compared to $7.9 million in loans and $8.4 million in deposits on average for the De Novo Banks open less than 18 months; (vi) First Western had an annualized pre-tax return on average assets for the three months ended June 30, 1993 of (4.82%) compared to (1.30%) on average for the De Novo Banks open less than 18 months.

               Carson Medlin also compared selected operating results of Mitchell to those of 15 publicly traded thrifts in Alabama, Florida, Georgia, North Carolina, South Carolina and Virginia (the "STR Institutions") as contained in the Southeastern Thrift Review, a research publication prepared by Carson Medlin quarterly since 1994. The STR Institutions range in asset size from approximately $152 million to $1.5 billion and in shareholders' equity from approximately $18 million to $ 122 million. Carson Medlin considers this group of financial institutions to be generally comparable to Mitchell. Carson Medlin compared, among other factors, the profitability, capitalization, and asset quality of Mitchell to those of the STR Institutions. Carson Medlin noted that for the quarter ended June 30, 1998: (i) Mitchell had a return on average assets
(ROA) of 0.68% compared to 0.90% on average for the STR Institutions; (ii) Mitchell had a return on average equity (ROE) of 1.73% compared to 9.4% on average for the STR Institutions; (iii) Mitchell had common equity to total assets of 39.2% compared to 10.5% on average for the STR Institutions; and (iv) Mitchell's non-performing assets ratio (defined as loans 90 days past due, nonaccrual loans and other real estate to total loans and other real estate) was 2.05% compared to 0.65% on average for the STR Institutions.

               No company or transaction used in the preceding Industry Comparative or Comparable Transaction Analyses is identical to First Western, Mitchell or the Merger. Accordingly, evaluating the results of these analyses necessarily involves complex considerations and judgments concerning differences in financial and operating characteristics of First Western and Mitchell and other factors that could affect the value of the companies to which they are being compared. Mathematical analysis (such as determining the average or median) is not, in itself, a meaningful method of using comparable industry or transaction data.

               Pro Forma Merger Analysis. Carson Medlin analyzed the impact on First Western, on a pro forma basis, of consolidating the results of operations of First Western and Mitchell in future periods. In particular, Carson Medlin compared First Western's results of future operations on the basis of a combination with Mitchell to the results of First Western's future operations on a stand-alone basis. Carson Medlin estimated, based on the terms of the Acquisition and consummation of the Merger in 1998, that the Merger would be accretive to First Western's 1999 per share earnings and each year thereafter. Carson Medlin estimated that the Merger would initially be dilutive to First Western's stated book value per share and tangible book value per share. Dilution to tangible book value per share would decline in the second year and would continue to decrease in each subsequent year. Carson Medlin considers the magnitude and duration of such impact on the results of First Western's operations to be typical of, and within the range of acceptable industry standards for transactions such as the Merger.

               Discounted Cash Flow Analysis. Using a discounted cash flow analysis, Carson Medlin calculated the present value of Mitchell assuming that Mitchell remains an independent financial institution. For purposes of this analysis, Carson Medlin used certain projections of Mitchell's future earnings through the year 2003. The analysis assumes that Mitchell would continue to pay a dividend approximately equal to 80% of net income and that Mitchell would be acquired at the end of 2003 at a purchase price of 120% of projected book value. The present value of the annual dividends plus the Merger Consideration at the end of 2002 was then calculated using discount rates of 11% through 13% per annum. These discount rates were selected to reflect the rates that investors in securities such as Mitchell's stock might be expected to require in order to be competitive with alternative investments with similar characteristics. On the basis of these assumptions, Carson Medlin calculated that the present value to the Mitchell Shareholders ranged from 11.8 million to 12.8 million. As part of its analysis, Carson Medlin assumed that the net present value of after-tax estimated cost savings and revenue enhancements was added to the stand-alone value of Mitchell. Based on estimated cost savings of approximately 70% of Mitchell's projected stand-alone overhead, projected revenue enhancements of from $50,000 in 1999 growing to $130,000 in 2003, Merger-related expenses of approximately $1 million, an estimated terminal value of 13 times the estimated after-tax savings and revenue enhancements, Carson Medlin calculated a present value of from $4.0 million to $4.5 million, at discount rates from 11% to 13%. Added to the stand-alone value of Mitchell, this produced a total implied transaction value of from $15.8 million to $17.3 million. The consideration implied by the terms of the Agreement is $16.9 million (based on the closing price of First Western's Stock on October 2, 1998), which is within the range of the calculated present values, were Mitchell to remain independent through 2003. Carson Medlin considered the present value analysis because it is a widely used valuation methodology, but noted that the results of such methodologies are highly dependent upon the numerous assumptions that must be made, including earnings growth rates, dividend payout rates, terminal values and discount rates.

               The opinion expressed by Carson Medlin was based upon market, economic and other relevant considerations as they existed and were evaluated as of the date of the opinion. Carson Medlin confirmed the appropriateness of its reliance on the analyses used to render its opinion dated November 16, 1998, by performing procedures to update certain of such analyses and by reviewing assumptions on which such analyses were based and the factors considered in connection with them. Events occurring after the date of issuance of the opinion, including, but not limited to, changes affecting the securities markets, the results of operations or material changes in the assets or liabilities of First Western or Mitchell could materially affect the assumptions used in preparing the opinion.

REQUIRED SHAREHOLDER APPROVAL

               The Agreement must be approved by Mitchell Shareholders and First Western Shareholders before the Merger may be consummated. Under North Carolina law, the affirmative vote of the holders of at least a majority of the total outstanding shares of Mitchell Shares and two thirds of the total outstanding First Western Shares is required to approve the Agreement and the Merger.

REQUIRED REGULATORY APPROVALS

               The Merger is subject to approval by the Commissioner (which is reviewed by the North Carolina Banking Commission) and the FDIC. Additionally, the Administrator of the North Carolina Savings Institutions Division must approve First Western's acquisition of Mitchell. Under regulations issued by the Administrator, no person may acquire beneficial ownership of more than 10% of the Mitchell Shares until July 1999 without the prior written approval of the Administrator. The Administrator will grant approval only upon a finding that
(i) the acquisition is supported by the Mitchell Board, (ii) the person acquiring the Mitchell Shares is of good character and integrity, possesses satisfactory managerial skills and will serve as a source of strength to the resulting entity after the acquisition, and (iii) the interests of the public will not be adversely affected. First Western has requested the Administrator's approval for 100% of the Mitchell Shares to be acquired by First Western.

               The Agreement provides that First Western's obligation to consummate the Merger is conditioned on receipt of all requisite regulatory approvals. In addition, such regulatory approvals may not contain any terms or conditions that are reasonably considered by First Western to be materially disadvantageous or burdensome to, or have a material adverse effect on, First Western. Applications for approval of the Merger by the Commissioner and the FDIC and for approval by the Administrator of First Western's acquisition of Mitchell have been filed and are pending. Although no assurances are or can be given that such approvals will be obtained, First Western and Mitchell have no reason to believe that any such regulatory approvals will not be obtained.

               Assuming final FDIC approval is received, a 15- or 30-day waiting period is required prior to consummation of the Merger to allow the United States Department of Justice ("Justice Department") to review the transaction for antitrust considerations. The duration of the waiting period is determined by the Justice Department.

BUSINESS PENDING THE MERGER

               The Agreement provides that, during the period from the date of the Agreement to the Effective Time, except as provided in the Agreement, Mitchell will conduct business in the regular and usual course in substantially the same manner as its business previously has been conducted and, to the extent consistent with such business and within its ability to do so, Mitchell will, among other things, preserve intact its business organization, retain the services of its officers and employees, and preserve its business relationships.

               The Agreement also provides that, prior to the Effective Time, and except in the ordinary course of business or as otherwise permitted by the Agreement or as required by applicable law or regulation, Mitchell will not, among other prohibited actions, (i) incur indebtedness for borrowed money, (ii) sell, transfer, mortgage, pledge or otherwise dispose of any of its properties or assets, or acquire any significant assets, (iii) increase the compensation or benefits of any of its employees, (iv) settle any claim, action or proceeding against it involving monetary damages, (v) make any change in its capital stock, or issue, sell, purchase, redeem or retire shares of stock, (vi) amend its charter or bylaws, (vii) grant or issue any additional options, (viii) enter into any new employment agreements or adopt any new employee benefit plans, (ix) change its accounting practices, (x) acquire or open any new branch offices, or
(xi) enter into any contract other than in the ordinary course of its business.

               The Agreement provides that, during the period from the date of the Agreement to the Effective Time, except as provided in the Agreement, First Western will continue to conduct its business consistent with its past practices. The Agreement also provides that, prior to the Effective Time, and except as otherwise permitted by the Agreement, First Western will not, among other prohibited actions, (i) make any change in its capital stock, or issue, sell, purchase, redeem or retire shares of stock, (ii) grant or issue any additional options, (iii) pay any dividends, or (iv) change its accounting or business practices.

DIVIDENDS

               The Agreement provides that Mitchell will not declare or pay any dividends or make any other distributions on its capital stock. However, if the Merger is not consummated prior to the record date for Mitchell's regular semi-annual cash dividend (which ordinarily would be paid in February 1999), then prior to the Effective Time, Mitchell may declare and pay a cash dividend of $0.20 per share on the outstanding Mitchell Shares. The Agreement provides that First Western will not declare or pay any dividends or make any other distributions on its capital stock. Under regulations applicable to newly chartered banks, First Western will not be permitted to pay any dividends for the first three years of operation.

PROHIBITION ON SOLICITATION

               The Agreement provides that Mitchell will not, directly or indirectly, encourage, solicit or attempt to initiate or procure discussions, negotiations or offers with or from any person or entity other than First Western relating to a merger or other acquisition of Mitchell or the purchase or acquisition of any Mitchell Shares or any significant part of Mitchell's assets, or provide assistance to any person in connection with any such offer. Further, Mitchell will not disclose to any person or entity any information not customary disclosed to the public concerning

Mitchell or its business except as required in the reasonable opinion of Mitchell by the fiduciary duties of the Mitchell Board under applicable law.

ACCOUNTING TREATMENT

               It is anticipated that the Merger will be accounted for as a purchase transaction by First Western. Under the purchase method of accounting, the recorded amounts of the assets and liabilities of Mitchell will be recorded at their fair value, not to exceed the total purchase price. The financial statements of First Western will include Mitchell subsequent to the consummation of the transaction.

FEDERAL INCOME TAX CONSEQUENCES

               The following is a summary of the material federal income tax consequences of the Merger. This summary is not a complete description of all of the consequences of the Merger and, in particular, it may not address federal income tax consequences that may be applicable to particular categories of taxpayers such as broker-dealers, or to any Mitchell Shareholder who acquired his or her Mitchell Shares through the exercise of an employee stock option including a plan under Section 422 of the Code, or otherwise as compensation. This discussion does not address the effect of any applicable foreign, state, local or other tax laws. SHAREHOLDERS OF MITCHELL ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING THE APPLICABILITY OF AND EFFECT OF FOREIGN, STATE, LOCAL AND OTHER TAX LAWS.

               Tax Treatment to First Western and Mitchell. No gain or loss will be recognized by First Western and Mitchell solely as a result of the Merger.

               Receipt of First Western Shares for Mitchell Shares. No gain or loss will be recognized by a holder who receives solely First Western Shares (except for cash received in lieu of fractional shares, as discussed below) in exchange for all of his or her Mitchell Shares. The tax basis of the First Western Shares received by a holder in such exchange will be equal (except for the basis attributable to any fractional First Western Shares, as discussed below) to the basis of the Mitchell Shares surrendered in exchange therefor. The holding period of the First Western Shares received will include the holding period of Mitchell Shares surrendered in exchange therefor, provided that such shares were held as capital assets on the Effective Date of the Merger.

               Option Holders. Mitchell Option holders will have ordinary income on the conversion of their Mitchell Options into either cash or First Western Shares.

               Receipt of First Western Shares and Cash in Exchange for Mitchell Shares. A holder who receives a combination of First Western Shares and cash in exchange for his or her Mitchell Shares will not be permitted to recognize any loss for federal income tax purposes. Such a holder will recognize gain, if any, equal to the lesser of (i) the amount of cash received, or (ii) the amount of gain "realized" in the transaction. The amount of gain a holder "realizes" will equal the amount by which (i) the cash plus the fair market value, on the Effective Time, of the First Western Shares received exceeds (ii) the holder's basis in the Mitchell Shares to be surrendered in the exchange therefor. Any recognized gain could be taxed as a capital gain or a dividend, as described below. The aggregate tax basis of the First Western Shares received by such holder will be the same as the aggregate basis of the Mitchell Shares surrendered in exchange therefor, adjusted as provided in Section 358(a) of the Code for the cash received in exchange for such Mitchell Shares. The holding period for First Western Shares received in the Merger will be the same as the holding period for Mitchell Shares surrendered in exchange for them, provided that such shares were held as capital assets of the holder at the Effective Time.

               A holder's federal income tax consequences also will depend on whether his or her Mitchell Shares were purchased at different times at different prices. If they were, the holder could realize gain with respect to some of the Mitchell Shares and loss with respect to others. Such a holder would have to recognize such gain to the extent he or she receives cash with respect to those shares in which the holder's adjusted tax basis is less than the amount of cash plus the fair market value, at the Effective Time, of the First Western Shares received, but the holder could not recognize loss with respect to those shares in which the holder's adjusted tax basis is greater than the amount of cash plus the fair market value, at the Effective Time, of the First Western Shares received. Any disallowed loss would be included in the adjusted basis of the First Western Shares. Such a holder is urged to consult his or her own tax advisor regarding individual tax consequences of the Merger.

               Possible Dividend Treatment. In certain circumstances, a holder who receives cash or a combination of cash and First Western Shares in the Merger may receive ordinary dividend, rather than capital gain, treatment on all or a portion of the gain recognized by that holder. The determination of whether a cash payment has the effect of a dividend distribution is made by treating a Mitchell Shareholder as if such holder had received solely First Western Shares in the Merger and First Western immediately thereafter redeemed a number of First Western Shares equal in value to the cash consideration received.

               This hypothetical redemption is then tested under the provisions and limitations of Section 302 of the Code to determine whether the holder's change in ownership in First Western results in a dividend distribution. For purposes of this hypothetical Section 302 redemption analysis, First Western Shares held by certain members of the holder's family or certain entities in which the holder has an ownership or beneficial interest and certain stock options may be aggregated with the holder's First Western Shares. The amount of the cash payment that may be treated as a dividend is limited to the holder's ratable share of the accumulated earnings and profits of Mitchell (or possibly of the total earnings and profits of Mitchell and First Western) at the Effective Time. Any gain that is not treated as a dividend will be taxed as a capital gain, provided that the holder's shares were held as capital assets at the Effective Time. BECAUSE THE DETERMINATION OF WHETHER A CASH PAYMENT WILL BE TREATED AS HAVING THE EFFECT OF A DIVIDEND WILL DEPEND IN PART UPON THE FACTS AND CIRCUMSTANCES OF EACH HOLDER, HOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE TAX TREATMENT OF CASH RECEIVED IN THE MERGER.

               Receipt of Cash in Exchange for Mitchell Shares. A holder who receives solely cash in exchange for all of his or her Mitchell Shares, and owns no First Western Shares actually or constructively, will recognize gain or loss for federal income tax purposes equal to the difference between the cash received and such holder's tax basis in the Mitchell Shares surrendered in exchange for them. Such gain or loss will be a capital gain or loss, provided that such shares were held as capital assets of the holder at the Effective Time. Such gain or loss will be long-term capital gain or loss if the holder's holding period is more than twelve months at the Effective Time. The Code contains limitations on the extent to which a holder may deduct capital losses from ordinary income. It is not clear whether the above treatment would apply to a holder who receives solely cash for his or her shares but who owns constructively First Western Shares, or owns constructively Mitchell Shares that are not exchanged solely for cash, or whether instead the treatment referred to above under "Certain Federal Income Tax Consequences -- Possible Dividend Treatment" would apply. A holder in this situation is advised to consult his or her own tax advisor regarding the tax consequences.

               Cash in Lieu of Fractional Shares. A holder who holds Mitchell Shares as a capital asset and who receives in the Merger, in exchange for such stock, solely First Western Shares and cash in lieu of a fractional share interest in First Western Shares will be treated as having received such fraction of a First Western Share and then as having received cash in redemption by First Western of the fractional share interest.

               Backup Withholding; Information Reporting. The cash payments due a holder upon the exchange of such Mitchell Shares pursuant to the Merger (other than certain exempt persons or entities) will be subject to "backup withholding" for federal income tax purposes unless certain requirements are met. First Western or a third-party paying agent, as the case may be, must withhold 31% of the cash payments to a holder, unless such holder (i) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or (ii) provides First Western or a third-party paying agent, as the case may be, with his or her taxpayer identification number and completes a form in which he or she certifies that he or she has not been notified by the IRS that he or she is subject to backup withholding as a result of a failure to report interest and dividends. The taxpayer identification number of an individual is the Social Security number. Any amount paid as backup withholding will be credited against the holder's federal income tax liability. Holders who receive First Western Shares also must comply with the information reporting requirements of the Treasury regulations under Section 368 of the Code. Appropriate documentation for the foregoing purposes will be provided to holders with the Election Forms that will be sent to them by the Exchange Agent.

               Pursuant to the terms of the Reorganization Agreement, First Western and Mitchell shall receive an opinion from Deloitte & Touche LLP to the effect that the Merger will constitute a tax-free reorganization within the meaning of Section 368 of the Code and that no gain or loss will be recognized by Mitchell shareholders who receive solely First Western Shares in exchange for their Mitchell Shares. No ruling has been or will be sought from the Internal Revenue Service as to the federal income tax consequences of the Merger, and the opinion of Deloitte & Touche LLP is not binding on the Internal Revenue Service or any court.

CONDITIONS TO THE MERGER

               Consummation of the Merger is subject to various conditions described in the Agreement (attached as Exhibit C), including without limitation: (i) approval of the Agreement by Mitchell Shareholders and First Western Shareholders; (ii) receipt of all required regulatory approvals without the imposition by any regulatory agency of a condition to any such approval that is considered by First Western to be materially disadvantageous or burdensome to, or have a material adverse effect on, First Western; (iii) receipt of the Tax Opinion; (iv) receipt of the Fairness Opinions from RP Financial and Carson Medlin, and confirmation of the Fairness Opinions within five days prior to the Effective Time; (v) satisfaction of all requirements for the First Western Shares to be listed on the Nasdaq SmallCap Market as of the Effective Time; and
(vi) execution of the consulting agreement with Emma Lee M.
Wilson as of the Effective Time.

               The separate obligations of both Mitchell and First Western under the Agreement are subject to various other conditions described in the Agreement, including without limitation: (i) the absence of a material adverse change in the financial condition, results of operations or business of the party; (ii) compliance by the other party with all laws and regulations applicable to the transactions described in the Agreement; (iii) the absence of any violation or breach by the other party of any of its obligations, covenants, agreements, representations or warranties under the Agreement; and (iv) the receipt of certain certificates and opinions of the other party's senior officers and legal counsel.

WAIVER; AMENDMENT OF AGREEMENT

               Prior to the Effective Time, any provision of the Agreement (other than provisions relating to regulatory approvals and other approvals required by law) may be waived by the party entitled to the benefits of such provision. Additionally, the Agreement may be amended, modified or supplemented by Mitchell or First Western at any time prior to the Effective Time, and either before or after approval by the Mitchell Shareholders, by an agreement in writing approved by a majority of the members of the Board of Directors of First Western and Mitchell. However, except as otherwise provided in the Agreement, following approval of the Agreement by the Mitchell Shareholders, no such amendment may change the Merger Consideration without approval of such change by the Mitchell Shareholders.

TERMINATION OF AGREEMENT

               The Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time, whether before or after approval by the shareholders, upon the mutual agreement of Mitchell and First Western, and it may be terminated by either Mitchell or First Western if, among other things:
(i) the other party shall have violated or failed to perform fully any of its obligations, covenants or agreements in any material respect; (ii) any of the other party's representations or warranties shall have been false or misleading in any material respect when made, or if there has occurred any event or development, or there exists any condition or circumstance, that has caused or, with the lapse of time or otherwise, may or could cause, any such representations or warranties to become false or misleading; (iii) the shareholders fail to ratify and approve the Agreement, or the shareholder meetings are not held on or before January 31, 1999; (iv) any condition to the obligations of the terminating party is not satisfied or is effectively waived, or (v) the Merger has not become effective by March 31, 1999 (or such later date as shall be mutually agreeable to Mitchell and First Western).

               In the event of the termination and abandonment of the Merger pursuant to the termination provisions thereof, the Agreement will become void and have no effect, except that certain provisions of the Agreement relating to expenses, indemnification and confidentiality of information obtained pursuant to the Agreement or in connection with the negotiation thereof will survive any such termination and abandonment. In the event the Agreement is terminated following a breach or violation of the Agreement by one party, then that breaching party will be obligated to pay the other party $250,000 in liquidated damages.

               Consummation of the Merger is subject to obtaining the prior approval of the FDIC and the Administrator. First Western has submitted applications with the Commissioner, the FDIC and the Administrator to acquire Mitchell and Mitchell Savings through the Merger.

               If Mitchell Shareholders fail to approve the Agreement, the Merger will not be consummated. Mitchell will remain an independent entity and a going concern. Mitchell will have incurred, and will be obligated to pay, certain costs associated with accounting, financial advice, legal advice, and the mailing and printing of proxy materials. The Mitchell Board will continue to exercise its fiduciary duty to analyze any new acquisition offers.
See the subsection above, "Conditions to the Merger."

CLOSING DATE AND EFFECTIVE TIME

               Following and subject to the fulfillment of all conditions described in the Agreement, the closing of the Merger will be held on a date specified by First Western (the "Closing Date") within 30 days after the expiration of required waiting periods following receipt of regulatory approvals. The Effective Time of the Merger will be the date and time specified in Articles of Merger filed with the North Carolina Secretary of State (or, if a time is not so specified, then at the time Articles of Merger are filed). However, in no event may the Effective Time be more than 10 days following the Closing Date. Although there is no assurance as to whether or when the Merger will occur, it currently is expected that the Merger will become effective during the fourth quarter of 1998.

INTERESTS OF CERTAIN PERSONS WITH RESPECT TO THE MERGER

               Certain members of Mitchell's management and the Mitchell Board have certain interests in the Merger in addition to their interests as shareholders of Mitchell generally. A table showing the share ownership of Mitchell's management and the Mitchell Board is contained on page 67 of Mitchell's 1998 Annual Report on Form 10-KSB which is attached as Exhibit A. The Mitchell Board was aware of these interests and considered them in adopting the Agreement and recommending the proposed transaction.

               INDEMNIFICATION. Pursuant to the Agreement, from and after the Effective Time, First Western will indemnify the present and former officers and directors of Mitchell and Mitchell Savings against liabilities arising from actions or omissions in their official capacities as officers and directors occurring on or prior to the Effective Time to the extent they would have had a right to indemnification from Mitchell or Mitchell Savings. First Western further agreed to maintain Mitchell's existing directors' and officers' liability insurance policy past the Effective Time for a period of six years.

               CONSULTING AGREEMENT. In order to assure itself of the assistance and continued service of Emma Lee M. Wilson, Corporate Secretary and a director of Mitchell, during the transition period following the Effective Time, First Western has agreed to enter into a consulting agreement with her. As currently proposed, the consulting agreement would (i) provide for compensation equal to her current salary; (ii) provide for a term of approximately six months; and
(iii) contain certain covenants generally prohibiting Ms. Wilson from competing against First Western within Mitchell's former banking market for a period of time following termination of her employment with First Western. The consulting agreement with Ms. Wilson will supersede her employment agreement with Mitchell currently in effect. The Mitchell Board has also agreed to certain covenants generally prohibiting each of them from competing against First Western within Mitchell's former banking market for five years following the Merger.

               MITCHELL STOCK OPTIONS. There are outstanding Mitchell Options to purchase up to an aggregate of 68,596 Mitchell Shares, which are held by certain Mitchell employees and directors under Mitchell's Incentive Stock Option Plan for Employees and Nonstatutory Stock Option Plan for Directors. At the Effective Time, each Mitchell Option previously granted by Mitchell that was outstanding on the date of the Agreement will be converted into either solely cash or solely First Western Shares at the election of the holder of the Mitchell Option, with an aggregate value of between $1,097,536 and $1,371,920 depending on whether the option holder elects cash or First Western Shares. Under the Agreement, no further options to acquire Mitchell Shares may be granted by Mitchell.

               VESTING OF STOCK AWARDS. Certain officers, employees and directors of Mitchell currently hold unvested awards covering an aggregate of 25,086 Mitchell Shares previously granted under the Mitchell Management Recognition and Development Plan (the "MRDP"). Under the terms of the MRDP, a recipient's rights in the shares covered by an award granted to him or her become vested at the rate of 20% on the first anniversary of the date of grant and 20% per year thereafter. However, upon the occurrence of certain "change in control" events, all unvested shares covered by outstanding awards immediately become vested. At the Effective Time, the rights of officers, employees and directors in unvested Mitchell Shares under the MRDP will become vested and such persons will be entitled to elect the Merger Consideration into which those shares are converted, with an aggregate value of between $401,376 and $501,720 depending on whether the award holder elects cash or First Western Shares.

               CHANGE-IN-CONTROL PAYMENTS. Mitchell is a party to employment contracts with Edward Ballew, Jr., Executive Vice President and Chief Executive Officer of Mitchell, and Ms. Wilson (the "Employment Agreements"). Among other provisions, Mr. Ballew and Ms. Wilson are entitled under the Employment Agreements to certain payments in the event of a change in control of Mitchell. The Merger constitutes a change in control of Mitchell. Upon a change in control, Mitchell has agreed to pay Mr. Ballew and Ms. Wilson an amount equal to
2.99 times their "base amount" as defined in Section 280G(b)(3) of the Code. This compensation is payable, at each officer's option, either by lump sum or in equal monthly installments. Mitchell has the right, under the Employment Agreements, to reduce any such payments as necessary under the Code to avoid the imposition of excise taxes on the officers or the disallowance of a deduction to Mitchell. Mitchell is expected to exercise this right. This reduction is necessary because the total payment to Mr. Ballew and Ms. Wilson, including the payments due them under the accelerated vesting provisions of the ESOP and the MRDP, would exceed the limit allowed under the "golden parachute" provisions of
Section 280G and would therefore trigger these tax penalties. Mr. Ballew and Ms. Wilson have agreed to the reduction. With the reduction, the estimated payoff under the employment contracts is $11,250 for Mr. Ballew and $9,250 for Ms. Wilson.

BOARD OF DIRECTORS OF RESULTING INSTITUTION

               The First Western Board will serve as directors of the institution after the Merger. No director of Mitchell will remain as directors of the resulting institution. The First Western Board members are Robert L. Bailey, William A. Banks, Ronnie E. Deyton, Jerry Duncan, F. Warren Hughes, David R. McIntosh, Ray V. Miller, Ronnie C. Odom, Van F. Phillips, and Jack Dean Pitman.


EXPENSES

               The Agreement provides that Mitchell and First Western will each pay its own legal, accounting and financial advisory fees and all its other costs and expenses (including filing fee, printing costs and travel expenses) incurred or to be incurred in connection with the performance of its obligations under the Agreement or otherwise in connection with the Merger. Except under certain circumstances involving a wrongful termination or breach of the Agreement, the cost of soliciting proxies will be deemed to be incurred and shall be paid 50% by Mitchell and 50% by First Western. However, in the event the Agreement is terminated following a breach or violation of the Agreement by one party, then that breaching party will be obligated to pay the other party $250,000 in liquidated damages.

RIGHTS OF DISSENTING SHAREHOLDERS

               The Merger will give rise to Dissenters' Rights under Article 13 of the North Carolina Business Corporation Act ("Article 13") for both Mitchell Shareholders and First Western Shareholders. Pursuant to Article 13, any Mitchell Shareholder or First Western Shareholder who objects to the Merger may exercise Dissenters' Rights and become entitled to be paid the fair value of his or her shares if the Merger is consummated. THE FOLLOWING IS MERELY A SUMMARY OF THE DISSENTERS' RIGHTS OF SHAREHOLDERS. A COMPLETE COPY OF ARTICLE 13 IS ATTACHED AS EXHIBIT F AND INCORPORATED BY REFERENCE INTO THIS JOINT PROXY STATEMENT. ARTICLE 13 PROVIDES FOR SHAREHOLDERS' DISSENTERS' RIGHTS, AND IT DESCRIBES THE DETAILED PROCEDURE FOR EXERCISING THOSE RIGHTS THAT MUST BE FOLLOWED BY A DISSENTING SHAREHOLDER. ANY SHAREHOLDER WHO INTENDS TO EXERCISE DISSENTERS' RIGHTS SHOULD REVIEW ARTICLE 13 CAREFULLY AND COMPLY EXACTLY WITH ITS REQUIREMENTS IN CONSULTATION WITH HIS OR HER ATTORNEY. Except as provided below, no further notices will be given to shareholders of Mitchell or First Western regarding the existence of Dissenters' Rights or any time periods within which those rights must be exercised. In summary, that procedure is as described below.

               Any shareholder asserting Dissenters' Rights MUST (I) give to the institution and the institution must actually receive, BEFORE THE VOTE ON THE MERGER IS TAKEN, written notice of the shareholder's intent to demand payment for his or her shares if the Merger is consummated, and (II) NOT vote in favor of the Merger. Failure by a shareholder to satisfy both requirements will mean that the shareholder will not be entitled to assert Dissenters' Rights and will therefore not be able to obtain payment for his or her shares under Article 13. SHAREHOLDERS SHOULD NOTE THAT IF THEY SIGN, DATE AND RETURN A BLANK APPOINTMENT OF PROXY WITH NO INSTRUCTIONS AS TO HOW THEIR SHARES SHOULD BE VOTED, THEY WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE MERGER AND, THEREAFTER, THEY WILL NOT BE ENTITLED TO ASSERT DISSENTERS' RIGHTS.

               If the Agreement is approved by the shareholders of a dissenting shareholder's institution, then, within 10 days of the Effective Time, the institution must send a written notice (by registered or certified mail, return receipt requested) to each shareholder who has taken the actions described above and is entitled to exercise Dissenters' Rights. That notice will: (I) state where the dissenting shareholder's payment demand must be sent, and where and when share certificates must be deposited; (II) supply a form to be used to demand payment; (III) set a date by which the institution must receive the dissenting shareholder's demand for payment (which may not be fewer than 30 nor more than 60 days after the date the dissenters' notice is mailed); and, (IV) be accompanied by a copy of Article 13.

               A shareholder who has been sent the dissenters' notice must demand payment AND must deposit his or her share certificates by the set date forth in and in accordance with the terms and conditions of the dissenters' notice. Otherwise, such shareholder will not be entitled to payment for shares under Article 13. A shareholder who demands payment and deposits share certificates as required retains all other rights as a shareholder until such rights are canceled or modified by consummation of the Merger.

               As soon as the Merger is consummated or upon receipt of a payment demand, the institution will pay each dissenter who made a timely demand for payment and deposited share certificates the amount the institution estimates to be the fair value of the shares, plus interest accrued to the date of payment. This payment will be accompanied by: (I) certain of that institution's most recent available financial statements; (II) an explanation of how the institution estimated the fair value of the shares; (III) an explanation of how the interest was calculated; (IV) a statement of the dissenter's right to demand payment if dissatisfied with the offer; and, (V) a copy of Article 13.

               If the Merger is not consummated within 60 days after the date set for demanding payment and depositing share certificates, the dissenting shareholder's institution must return the deposited certificates, and if, thereafter, the Merger is consummated, the institution must send a new dissenters' notice and repeat the payment demand procedures.

               If the dissenter believes the payment by the institution is less than the dissenter's estimate of the fair value of the shares, or that interest is not correctly calculated, the dissenter may notify the institution in writing. The notification must include the dissenter's estimate of the fair value and the amount of interest, and it must demand payment from the institution for the fair value. This notification must be made within 30 days after the corporation made the payment, or else the dissenter loses any further rights under Article 13 and will be deemed to have withdrawn the demand for payment.

               If the institution fails to pay the dissenter its estimate of the fair value of the shares, or if it fails to act and does not return the dissenter's certificates or release any transfer restrictions on uncertificated shares within 60 days after the date set for demanding payment, the dissenter may notify the institution in writing. The notification must include the dissenter's estimate of the fair value and the amount of interest, and it must demand payment from the institution for the fair value. This notification must be made within 30 days after the institution failed to take the required action, or else the dissenter loses any further rights under Article 13 and will be deemed to have withdrawn the demand for payment.

               If a dissenter properly takes either of the actions described above, and the demand for payment remains unsettled, the dissenter may file a complaint in the Superior Court Division of the General Court of Justice of the State of North Carolina, asking the court to determine the fair value of the shares and the amount of accrued action. This action must be taken within 60 days of the earlier of the date the institution made the initial payment to the dissenter or the date the dissenter demanded payment. If this court proceeding is not initiated within this time period, the dissenter loses any further rights under Article 13 and will be deemed to have withdrawn the demand for payment.

               In the court proceeding, the court may appoint appraisers to receive evidence and recommend a decision on the question of fair value, and it also has discretion to make all dissenters whose demands remain unsettled (whether or not they are North Carolina residents) parties to the proceeding. Each dissenter made a party to the proceeding must be served with a copy of the petition and is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceed the amount paid by the institution. Court costs and appraisal and counsel fees may be assessed by the court as it deems equitable.

               Article 13 contains certain additional provisions with respect to dissent by nominees who hold shares for others, and by beneficial owners whose shares are held in the name of other persons. The complete text of Article 13 can be found in Exhibit F.

REPRESENTATIONS AND WARRANTIES

               In the Agreement, Mitchell, on the one hand, and First Western on the other, have made certain representations and warranties to each other. Mitchell has represented and warranted, among other things, as to its organization and capitalization, its authority to enter into the Agreement and to consummate the Merger, the accuracy of its financial statements and public reports, legal proceedings against it, its properties, contractual rights and duties, its tax returns and taxes, its employee benefit plans, and other matters relating to its business, assets, liabilities and operations. First Western has represented and warranted to Mitchell, among other things, as to its organization, its authority to enter into the Agreement and to consummate the Merger, the accuracy of its financial statements and public reports, legal proceedings against it, contractual rights and duties, its tax returns and taxes, and other matters relating to its businesses, assets, liabilities and operations.

                                  FIRST WESTERN

               First Western Bank is a state bank organized under the laws of the State of North Carolina and headquartered in Burnsville, North Carolina. It has two banking offices in two counties in western North Carolina. At September 30, 1998, First Western had total assets of approximately $22.8 million, total deposits of approximately $15.6 million, and total shareholders' equity of approximately $7.0 million. First Western employed approximately 19 full-time employees as of September 30, 1998.

               First Western began operations in December 1997. It is regulated by the Commissioner, its chartering agency, and the FDIC, its insurer of deposit accounts. It deposits are insured by the Bank Insurance Fund.

               First Western is a community bank whose primary purpose is to serve the banking needs of individuals and businesses in Yancey and Mitchell Counties, North Carolina. It provides a variety of banking services including the following: checking and NOW accounts; a variety of time deposits; business, agricultural, real estate, home improvement, automobile, and other personal loans; credit cards; letters of credit; home equity lines of credit; safe deposit boxes; wire transfer facilities; and access to automated teller machines through the "Honor" network.

               Please refer to Exhibit B for further discussion of the business of First Western.

PROPERTIES

               First Western leases its executive office facilities located at 321 West Main Street, Burnsville, North Carolina. It owns land at 600 Highway 19E West, Burnsville, North Carolina, the current site of the Burnsville banking office, which operates in a modular unit under a temporary lease. First Western is planning the construction of a new building on the Highway 19E property, to house both the branch in the mobile unit and the executive offices now located in leased space.

               First Western's reasons for considering new construction at this time are to allow for significant growth and to provide space for expansion and services to be provided in the future. Plans currently under consideration call for a building of approximately 12,500 square feet, and cost estimates have ranged from $1.5 million to $1.8 million. However, the only construction expense First Western has presently incurred in relation to this property has been the demolition of an existing structure. To date, no bids have been let and no contracts awarded.

               If the construction estimates continue to be in the expected range, and adjusting for the savings from housing the administrative office and the banking office in the same building, the effect on future annual occupancy expense is expected to be between $9,800 and $19,800.

               First Western leases its other branch office, located at 226 Spruce Pine Shopping Center, Spruce Pine, North Carolina, from a partnership in which Van F. Phillips, the Chairman of the Board, has an interest. First Western does not own or lease any other facilities.

LEGAL PROCEEDINGS

               First Western is aware of no material legal proceedings to which it is a party or of which any of its properties is subject.

BENEFICIAL OWNERSHIP OF SECURITIES

                To First Western's knowledge, as of the First Western Record Date, no shareholder owned more than five percent of the First Western Shares. The following table shows, as of the First Western Record Date, the number of First Western Shares owned by each director and by all directors and executive officers of First Western as a group:

                                  Shares                       Percent of
Name of                         Currently                        Shares
Beneficial Owner                  Owned(1)                       Owned(2)
----------------                  --------                       --------


Robert L. Bailey                  11,775                            1.62

William A. Banks                   5,945                             *

Ronnie E. Deyton                   9,720                            1.33

Jerry Duncan                       6,975                             *

F. Warren Hughes                   3,855                             *

David R. McIntosh                  4,276                             *

Ray V. Miller                     13,220                            1.82

Ronnie C. Odom                    11,320                            1.56

Van F. Phillips                   22,820                            3.13

Jack Dean Pitman                  11,820                            1.62

All Directors and Principal
 Officers as a Group
 (12 persons)                    112,496                           15.05
-------------------

 *   Owns less than one percent of the outstanding First Western Shares.

(1) This column includes the number of shares capable of being issued within 60 days upon the exercise of stock options held by the named individual. To First Western's knowledge, each person has sole voting and investment power over the securities shown as beneficially owned by such person, except for the following First Western Shares, for which the individual indicates that he shares voting and/or investment power: Bailey -- 10,000; Miller -- 2,400; Phillips -- 19,100; Pitman -- 10,000; directors and principal officers as a group -- 41,500.

(2) The ownership percentages were calculated based on the total of 726,419 First Western Shares that are currently issued and outstanding, plus the number of First Western Shares capable of being issued to that individual (if any) and to directors and principal officers as a group within 60 days of the First Western Record Date upon the exercise of stock options held by each of them (if any) and by the group, respectively.

DIRECTORS

               Under the First Western's Articles of Incorporation and Bylaws, the number of directors shall be such number as the First Western Board determines from time to time prior to each annual meeting of First Western Shareholders at which directors are to be elected, such number to be not less than ten nor more than fifteen. First Western's Article of Incorporation and Bylaws provide that the First Western Board shall be divided into three classes, each containing as nearly equal a number of directors as possible, each elected to staggered three-year terms of office and thereafter directors elected to succeed those directors in each class shall be elected for a term of office of three years.

               The First Western Board, by resolution, fixed the number of directors at ten. Four were elected at the 1998 Annual Meeting to serve a one year term until the Annual Meeting of Shareholders in 1999 ("Class I Directors"), three were elected to serve a two year term until the Annual Meeting of Shareholders in 2000 ("Class II Directors"), and three were elected to serve a three year term until the Annual Meeting of Shareholders in the year 2001 ("Class III Directors"), or until their successors are elected and qualified. All First Western Board members have served as directors of First Western since it's incorporation on December 1, 1997.

               Listed below are the names of the Class I Directors, together with their ages at December 31, 1997, and their principal occupations during the past five years.

NAME AND AGE                  PRINCIPAL OCCUPATION OVER LAST FIVE YEARS

Ray V. Miller        64       President, "C" Cablevision, Inc.; President,
                              Cablevision Industries, Inc., both of Myrtle
                              Beach, South Carolina; and Vice President, Country
                              Cablevision, Inc., Burnsville, North Carolina.

Ronnie C. Odom       47       President and Chief Executive Officer, Industrial
                              Installations, Inc. (general mechanical
                              contractors), Green Mountain, North Carolina.

Van F. Phillips      45       Owner, Western Steer Steakhouse, Spruce Pine,
                              North Carolina until 1995; Vice President, Great
                              Meadows, Inc. (real estate development), Spruce
                              Pine, North Carolina.

Jack Dean Pitman     52       Co-Owner, Grassy Creek Hardware & Building Supply
                              Co., Spruce Pine, North Carolina since 1995; prior to that, President, Yancey Mobile Home Sales,
                              Inc., Burnsville, North Carolina.

               Listed below are the names of the Class II Directors, together with their ages at December 31, 1997, and their principal occupations during the past five years.

NAME AND AGE                  PRINCIPAL OCCUPATION OVER LAST FIVE YEARS

Jerry Duncan         54       President, Mayland Home Center, Inc. (retail sales
                              of manufactured homes), Spruce Pine, North
                              Carolina.

F. Warren Hughes     41       Clerk of Superior Court, Yancey County.

David R. McIntosh    51       Sole Proprietor, David's Limited (retail
                              clothing); Co-Owner, Heritage Lumber Co. (building supplies); Owner, Seven Pines Townhomes; Partner,
                              RaMac (real estate development); all of
                              Burnsville, North Carolina.

               Listed below are the names of the Class III Directors, together with their ages at December 31, 1997, and their principal occupations during the past five years.

NAME AND AGE                  PRINCIPAL OCCUPATION OVER LAST FIVE YEARS

Robert L. Bailey     52       President, New Buck Corporation (manufacture and
                              sales of wood stoves), Spruce Pine, North
                              Carolina.

William A. Banks     73       President, BanCo Lumber, Inc. (logging and lumber
                              manufacturing), Burnsville, North Carolina.

Ronnie E. Deyton     51       President and Chief Executive Officer, First
                              Western Bank since February 1997; prior to that, Senior Market Officer, Centura Bank since April
                              1996; prior to that, Vice President and Area
                              Executive for Mitchell and Yancey Counties, First
                              Commercial Bank, all in Burnsville, North
                              Carolina.

               No director is a director for any company with a class of securities registered pursuant to Section 12 of the Exchange Act.

EXECUTIVE OFFICERS

               First Western's Bylaws provide that the First Western Board shall elect the officers of First Western for a term of one year. Executive officers are subject to election at the meeting of the First Western Board following First Western's annual meeting of shareholders. The executive officers have served in their present capacities since First Western's incorporation.

NAME AND AGE AT 12/31/97      PRINCIPAL OCCUPATION OVER LAST FIVE YEARS

Ronnie E. Deyton     51       President and Chief Executive Officer, First
                              Western Bank since February 1997; prior to that, Senior Market Officer, Centura Bank since April
                              1996; prior to that, Vice President and Area
                              Executive for Mitchell and Yancey Counties, First
                              Commercial Bank, all in Burnsville, North
                              Carolina.

Charles Ownbey       64       Corporate Secretary and Senior Vice President of
                              Loan Administration, First Western Bank since
                              February 1997; prior to that, Vice President,
                              Regional Commercial Credit Support Manager,
                              Centura Bank, Asheville, North Carolina since
                              April 1997; prior to that, Senior Vice President of Loan Administration, First Commercial Bank,
                              Asheville, North Carolina.

Martin Shuford       57       Senior Vice President for Business Development,
                              First Western Bank since February 1997; prior to that, Area Manager for Burnsville, Bakersville and
                              Spruce Pine, First Commercial Bank until retirement in 1995.

               Other than Jerry Duncan and Jack Dean Pitman, who are uncle and nephew, no executive officer or director is related to another executive officer or director.

               EXECUTIVE COMPENSATION. The cash and cash equivalent compensation paid by First Western during the fiscal year ended December 31, 1997 to its chief executive officer is as follows:

ANNUAL COMPENSATION

                                                                    OTHER ANNUAL
NAME AND                                   SALARY       BONUS       COMPENSATION
PRINCIPAL POSITION             YEAR (1)    ($)          ($)         ($) (2)

Ronnie E. Deyton               1997        30,333       -0-         -0-
President and
Chief Executive Officer

-----------------

(1) From June 1, 1997 to December 31, 1997.
(2) The value of non-cash compensation paid to the chief executive officer of First Western during the fiscal year disclosed did not exceed 10% of his cash compensation.

               No options to purchase First Western Shares were granted to Mr. Deyton during 1997.

               EMPLOYMENT AGREEMENT. First Western entered into an employment contract with Ronnie E. Deyton, President and Chief Executive Officer of the First Western, effective June 1, 1998 (the "Employment Agreement"). The term of the Employment Agreement is three years. On each anniversary of the effective date of the Employment Agreement, the term of the Employment Agreement shall automatically be extended for an additional one-year period beyond the then effective expiration date unless written notice from First Western or Mr. Deyton is received 90 days prior to the anniversary date advising the other that the Employment Agreement shall not be further extended. No such notice has been given by either such party. In addition, Mr. Deyton has the option to terminate the contract upon sixty days' written notice to First Western.

               Under the Employment Agreement, Mr. Deyton receives an annual cash salary, with annual adjustments and discretionary bonuses as determined by the Board. Mr. Deyton's annual compensation pursuant to the contract is $83,200. Under the Employment Agreement, Mr. Deyton also is entitled to term insurance providing a death benefit of up to $250,000. Under the Employment Agreement, Mr. Deyton is entitled to all fringe benefits which are generally provided by First Western for its employees.

               CHANGE OF CONTROL. The Employment Agreement provides for certain payments to Mr. Deyton upon any change of "control" of First Western. "Control" is defined, under the Employment Agreement, to mean any of the following events:

                      (i) After the effective date of the Employment Agreement,
               any "person" (as such term is defined in Section 7(j)(8)(A) of the Change in Bank Control Act of 1978), directly or indirectly, acquires beneficial ownership of voting stock, or acquires irrevocable proxies or any combination of voting stock and irrevocable proxies, representing twenty-five percent (25%) or more of any class of voting securities of First Western, or acquires control of, in any manner, the election of a majority of the directors of First Western; or

                      (ii) First Western consolidates or merges with or into
               another corporation, association or entity, or is otherwise reorganized, where First Western is not the surviving corporation in such transaction; or

                      (iii) All or substantially all of the assets of First
               Western are sold or otherwise transferred to or are acquired by any other corporation, association or other person, entity or group.

               Upon any such change in control, Mr. Deyton has the right to terminate his employment if he determines, in his sole discretion, that within 24 months after such change in control, he has not been assigned duties, responsibilities and status commensurate with his duties prior to such change of control, his salary has been reduced below the amount he would have received under the Employment Agreement, his benefits have been reduced or eliminated, or he has been transferred to a location that is an unreasonable distance from his then-current principal work location.

               Upon his termination of employment following a change in control, whether voluntary or involuntary, First Western has agreed to pay Mr. Deyton (1) an amount equal to 2.99 times his "base amount" as defined in Section 280G(b)(3) of the Code. This compensation is payable, at Mr. Deyton's option, either by lump sum or in 36 equal monthly installments. First Western has the right, under the Employment Agreement, to reduce any such payments as necessary under the Code to avoid the imposition of excise taxes on Mr. Deyton or the disallowance of a deduction to First Western.

FIRST WESTERN STOCK OPTION PLANS

               In April 1998, First Western Shareholders adopted the 1998 Incentive Stock Option Plan (the "ISO Plan") and the 1998 Nonstatutory Stock Option Plan (the "NSSO Plan"). An aggregate of 72,742 Shares has been reserved for issuance by First Western upon exercise of stock options to be granted to certain First Western employees from time to time under the ISO Plan. Options granted under the ISO Plan are intended to qualify as "incentive stock options" within the meaning of Section 422A of the Code. Under the Code, options afford favorable tax treatment to recipients upon compliance with certain restrictions but do not result in tax deductions to First Western. The purpose of the ISO Plan is to increase the performance incentive for employees, to encourage the continued employment of current employees and to attract new employees by facilitating their purchase of a stock interest in First Western. First Western has issued options to purchase 61,892 First Western Shares under the ISO at an exercise price of $11.00.

               The ISO Plan is administered by the Compensation Committee of the First Western Board. No member of the Stock Option Committee is eligible to receive options under the ISO Plan. Employees of First Western will be eligible to receive options under the ISO Plan at no cost to them other than the option exercise price. Generally, the exercise price for options granted pursuant to the ISO Plan may not be less than 100% of the fair market value of the First Western Shares on the date of the grant. No option will be exercisable more than ten years after the date that it is granted.

               An aggregate of 72,742 Shares has been reserved for issuance by First Western upon exercise of stock options to be granted from time to time under the NSSO Plan. Options granted under the NSSO Plan do not qualify as "incentive stock options" within the meaning of Section 422A of the Code and do not afford favorable tax treatment to recipients. Options granted under the NSSO Plan do result in tax deductions to First Western. The purpose of the NSSO Plan is to increase the performance incentives for eligible recipients, to encourage the continued participation of current directors and employees of First Western and to attract new directors and employees to First Western by facilitating their purchase of a stock interest in First Western. First Western has issued options to purchase 66,000 First Western Shares under the NSSO at an exercise price of $11.00.

               The NSSO Plan is administered by the Board. Directors and employees of First Western will be eligible to receive options under the NSSO Plan at no cost to them other than the option exercise price. The options must be exercised within ten years from the date of grant.

               Under North Carolina banking law, First Western may issue options equal to ten percent of its outstanding shares under the ISO Plan and ten percent of its outstanding shares under the NSSO Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

               William A. Banks, a director, is one of the partners in the Banks Family Partnership (the "Partnership"). The Partnership owns Deyton Farm Supply, Inc., which sold First Western the land on which it is building its Burnsville office and on which it now maintains a temporary facility. As a part of the sales transaction, First Western gave a $150,000 deed of trust to the Partnership, which is payable quarterly over five years.

               First Western has had, and expects to have in the future, banking transactions in the ordinary course of First Western's business with directors, principal officers and their associates. All transactions with directors, principal officers and their associates were made in the ordinary course of First Western's business, on substantially the same terms, including (in the case of loans) interest rates, collateral and repayment terms, as those prevailing at the same time for other comparable transactions, and have not involved more than normal risks of collectibility or presented other unfavorable features. At September 30, 1998, the outstanding balance of loans to directors, principal officers, and their associates totaled $318,216, and these loans were made at substantially the same rates and terms available to all First Western customers.

DIVIDENDS

               The payment of cash dividends for the first three years of operations of a bank is generally prohibited by the Commissioner and the FDIC. Also, under federal banking law, no cash dividend may be paid if First Western is undercapitalized or insolvent or if payment of the cash dividend would render First Western undercapitalized or insolvent, and no cash dividend may be paid by First Western if it is in default of any deposit insurance assessment due to the FDIC. Subject to such restrictions, there can be no assurances as to when First Western will be in a position to pay cash dividends on the First Western Shares. The First Western Board anticipates that all or substantially all of First Western's earnings in the foreseeable future will be required for use in the development of First Western's business. The payment of future cash dividends will be determined by the First Western Board and is dependent upon First Western's earnings, financial condition, business projections, and other pertinent factors.

               In addition, North Carolina banking law will prohibit the payment of cash or stock dividends if First Western's surplus is less than 50% of its paid-in capital. Subject to these restrictions, the payment of stock dividends will be considered by the First Western Board when it is deemed prudent to do so.

SUPERVISION AND REGULATION

               First Western is extensively regulated under both federal and state law by various state and federal governmental agencies, such as the Commissioner and the FDIC. The rates of interest payable on deposits and chargeable on loans are affected by governmental regulation and fiscal policy as well as by national, state and local economic conditions. Changes in governmental economic and monetary policies may affect the ability of First Western to attract deposits and make loans. Its operations are also affected by changes in state and federal law, regulatory policies and governmental monetary and fiscal policies, any of which could have a detrimental effect on the profitability of First Western.

               First Western is subject to examination and supervision by the FDIC and the Commissioner. The FDIC monitors First Western's compliance with several federal statutes such as the Community Reinvestment Act of 1977 and the Depository Institution Management Interlocks Act. The FDIC has broad enforcement authority to prevent the continuance or development of unsound and unsafe banking practices, including the issuance of cease-and-desist orders and the removal of officers and directors. The FDIC must approve the establishment of branch offices, conversions, mergers, assumption of deposit liabilities between insured banks and uninsured banks or institutions, and the acquisition or establishment of certain subsidiary corporations. The FDIC can prevent capital or surplus diminution in such transactions where the deposit accounts of the resulting, continuing or assumed bank are insured by the FDIC.

               First Western is subject to capital requirements and limits on activities established by the FDIC. Under the capital regulations, First Western generally is required to maintain Tier 1 risk-based capital, as such term is defined therein, of 4.0%, and total risk-based capital, as such term is defined therein, of 8.0%. First Western is not permitted to engage in any activity not permitted for a national bank unless (i) it is in compliance with its capital requirements and (ii) the FDIC determines that the activity would not pose a risk to the deposit insurance fund. With certain exceptions, First Western also is not permitted to acquire equity investments of a type, or in an amount, not permitted for a national bank.

               First Western is required to pay deposit insurance assessments set by the FDIC. Under the current assessment rate schedule, First Western's assessment will range from no assessment to 0.27% of First Western's average deposits base, with the exact assessment determined by First Western's capital and the FDIC's supervisory opinion of First Western's operations. Only the strongest banks are not required to pay an assessment. The insurance assessment rate may change periodically over the next 15 years. Changes in the assessment rate may have a material effect on First Western's operating results. The FDIC has the authority to terminate deposit insurance.

               The earnings of First Western are affected significantly by the policies of the Federal Reserve Board, a federal agency that regulates the money supply in order to mitigate recessionary and inflationary pressures. Among the techniques used to implement these objectives are open market transactions in United States government securities, changes in the rate paid by banks on bank borrowings, and changes in reserve requirements against bank deposits. These techniques are used in varying combinations to influence overall growth and distribution of bank loans, investments, and deposits, and their use may also affect interest rates charged on loans or paid-for deposits.

               The monetary policies of the Federal Reserve Board have had a significant effect on the operating results of commercial banks in the past and are expected to continue to do so in the future. In view of changing conditions in the national economy and money markets, as well as the effect of actions by monetary and fiscal authorities, no prediction can be made as to possible future changes in interest rates, deposit levels, loan demand or the business and earnings of First Western.

               First Western is chartered by the State of North Carolina and is subject to extensive supervision and regulation by the Commissioner. The Commissioner enforces state laws that set specific requirements for bank capital, the payment of dividends, loans to officers and directors, record keeping, and types and amounts of loans and investments made by commercial banks. Among other things, the approval of the Commissioner is generally required before a North Carolina-chartered commercial bank may establish branch offices. North Carolina banking law requires that any merger, liquidation or sale of substantially all of the assets of First Western must be approved by the Commissioner and the holders of two thirds of the First Western Shares.

               Pursuant to North Carolina banking laws, no person may directly or indirectly purchase or acquire voting stock of First Western that would result in the change in control of First Western unless the Commissioner has approved the acquisition. A person will be deemed to have acquired "control" of First Western if that person directly or indirectly (i) owns, controls or has power to vote 10% or more of the voting stock of First Western, or (ii) otherwise possesses the power to direct or cause the direction of the management and policy of First Western.

               In its lending activities, First Western is subject to North Carolina usury laws, which generally limit or restrict the rates of interest, fees and charges and other terms and conditions in connection with various types of loans.

               North Carolina banking law requires that bank holding companies register with the Commissioner. The Commissioner must also approve any acquisition of control of a state-chartered bank by a bank holding company. The First Western Board does not currently intend to create a bank holding company for First Western.

               In 1994, Congress adopted legislation that generally permits an adequately capitalized and managed bank holding company to acquire control of a bank in any state, provided the target bank has been in existence for at least five years. As of June 1997, this legislation generally permits a bank to merge with a bank located in any other state if the target bank is at least five years old. North Carolina banking law authorizes banking organizations in any state to acquire North Carolina banking institutions on a reciprocal basis. Under the legislation, a state could have prohibited interstate branching if it legislated this prohibition prior to June 1997. North Carolina banking law authorizes North Carolina banks to establish branches in other states and permits out-of-state banks to establish branches in North Carolina on a reciprocal basis. The effects of interstate acquisitions and branching can not be determined, but it will likely increase competition in the banking industry in North Carolina.

               First Western cannot predict what new legislation might be enacted or what regulations might be adopted or amended, or if enacted, adopted or amended, the effect they might have on First Western's operations. Any change in applicable law or regulation may have a material effect on the business of First Western.

                                    MITCHELL

               Mitchell was organized on February 28, 1996 for the purpose of becoming the holding company for Mitchell Savings upon Mitchell Savings's conversion from mutual to stock form ("Conversion"). The Conversion was completed on July 12, 1996. At September 30, 1998, Mitchell had total assets of $37.4 million, total deposits of $21.8 million, and shareholders' equity of $14.6 million. Mitchell has not engaged in any significant activity other than holding the stock of the Mitchell Savings.

               Mitchell Savings was established in 1924 as "Mitchell County Building & Loan Association," a North Carolina-chartered mutual savings and loan association, located in Spruce Pine, North Carolina, approximately 50 miles northeast of Asheville. In 1992, the Savings Bank converted to a North Carolina-chartered savings bank and adopted its current name. Mitchell Savings is regulated by the Administrator, its primary regulator, and the FDIC, the insurer of its deposits. Mitchell Savings's deposits are federally insured by the FDIC under the SAIF, and it is a member of the FHLB System. Mitchell Savings is a traditional, community-oriented financial institution engaged primarily in the business of attracting deposits from the general public and using these funds to originate for its portfolio fixed-rate one- to four-family residential mortgage loans within the Savings Bank's market area, and, to a significantly lesser extent, loans secured by multi-family properties, land, churches, and selected commercial properties, and consumer loans.

               Additional information concerning Mitchell is included in the Mitchell Annual Report on Form 10-KSB for the year ended June 30, 1998, and the Report on Form 10-QSB for the period ended September 30, 1998, which are attached as Exhibit A to this Joint Proxy Statement and the Mitchell documents filed with the Commission that are incorporated by reference herein. See "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE."

                       DESCRIPTION OF FIRST WESTERN SHARES

               First Western is authorized to issue 5,000,000 shares of common stock and 1,000,000 shares of preferred stock. The voting rights, privileges, and preferences of the preferred stock are to be set by the First Western Board at the time such stock is issued. No preferred stock is issued or outstanding. There are 726,419 First Western Shares, par value $5.00 per share, issued and outstanding. Each share of common stock has the same rights, privileges and preferences as every other share.

               Dividend Rights and Policy. Each holder of First Western Shares is entitled to dividends paid by First Western when and if declared by the First Western Board from funds legally available. The determination and declaration of dividends is within the discretion of the First Western Board. The payment of dividends by First Western, however, is subject to legal limitations, and it is not likely that First Western will pay dividends in the foreseeable future. The payment of cash dividends for the first three years of operations is generally prohibited by the Commissioner and the FDIC.

               Voting Rights. Each holder of First Western Shares is entitled to one vote per share on any issue submitted to a vote at any meeting of the shareholders and, in the election of directors, on each director to be elected. The First Western Shares do not have cumulative voting rights in the election of directors. Consequently, the holders of the majority of the outstanding First Western Shares represented at a meeting at which a quorum is present or represented may elect all of the directors. In general, North Carolina banking law requires that any merger, voluntary liquidation, or transfer of substantially all the assets and liabilities of First Western be approved by the affirmative vote of at least two thirds of all outstanding First Western Shares.

               Classification of Directors. The Articles of Incorporation of First Western provide that the directors of First Western will serve terms that are staggered so that, following the initial meeting of shareholders, no more than approximately one third of the directors will be eligible for election at any subsequent meeting of the shareholders.

               Liquidation Rights. Holders of First Western Shares will be entitled, upon dissolution or liquidation of First Western, to participate ratably in the distribution of assets legally available for distribution to shareholders after payment of debts, including obligations to depositors.

               No Preemptive Rights. Holders of the First Western Shares do not have preemptive rights to subscribe for additional shares on a pro rata basis when additional shares are offered for sale by First Western.

               Assessability of Shares. First Western Shares generally will not be assessable. However, under North Carolina banking law (N.C. Gen. Stat. ss. 53-42), in the event of an impairment in the capital of First Western due to losses or any other cause, then the Commissioner may require the First Western Board to assess the holders of the First Western Shares for the amount of the impairment. If a shareholder fails to pay such assessment, First Western may sell the shareholder's First Western Shares.

               Preferred Stock. No shares of preferred stock have been issued. Preferred stock may be issued in one or more series with such rights, preferences and designations as the First Western Board may determine. If and when preferred stock is issued, holders of such stock may have certain preferences, powers and rights (including voting rights) senior to the holders of the First Western Shares. The First Western Board can issue preferred stock without a vote of the holders of the First Western Shares. Preferred stock is a means of raising additional capital, but it also may be used to assist management in impeding an unfriendly change in control of First Western that certain shareholders may consider to be in their best interests. First Western has no current plans to issue preferred stock.

               Restrictions on Acquisition of the First Western Shares. The Articles of Incorporation of First Western provide that when any matter is presented for the consideration of the First Western Board, the Board may consider the social and economic effects on the communities in which First Western operates and that it may consider the business and financial condition of a proposed acquiror, the experience and integrity of its management, and the prospects of a successful conclusion of the transaction when evaluating any business combination.

               First Western is subject to the North Carolina Control Share Acquisition Act (the "Control Share Act"), which generally provides that First Western Shares that are "Control Shares" will not have certain voting rights unless the remaining shareholders grant voting rights. Control Shares are shares acquired by a person under certain circumstances that, when added to other shares owned by that person, would entitle that person (except for the application of the statute) to (i) one fifth, (ii) one third, or (iii) a majority, of all voting power in the election of First Western's directors. Voting rights may be restored to Control Shares, however, by the affirmative vote of the holders of a majority of the First Western Shares (other than shares held by the owner of the Control Shares, officers of First Western, and any director of First Western who also is an employee of First Western). If voting rights are restored to Control Shares and those rights give the holder a majority of all voting power in the election of

First Western's directors, then the other shareholders may require First Western to redeem their shares at their fair value as of a date prior to the date on which the vote was taken that restored voting rights to the Control Shares.

               First Western is also subject to the North Carolina Shareholder Protection Act (the "Shareholder Protection Act"), which generally requires that unless certain "fair price" and procedural requirements are satisfied, the affirmative vote of the holders of 95% of the outstanding First Western Shares (excluding shares owned by an "Interested Shareholder" as defined in the Shareholder Protection Act) is required to approve certain business combinations with other entities that are the beneficial owners of more than 20% of the First Western Shares or which are affiliates of First Western and previously had been 20% beneficial holders of the First Western Shares.

               Both the Control Share Act and the Shareholder Protection Act may have the effect of discouraging a change of control of First Western by allowing minority shareholders to prevent a transaction favored by a majority of the shareholders. The primary purpose of these provisions is to encourage negotiations with Bank management by persons interested in acquiring control of First Western.

                        COMPARISON OF SHAREHOLDER RIGHTS

               Upon consummation of the Merger, Mitchell Shareholders who receive First Western Shares will become shareholders of First Western and their rights as shareholders will be determined by First Western's Articles of Incorporation and bylaws and by North Carolina banking laws. The following is a discussion of the material changes in the rights of Mitchell Shareholders that will occur as a result of the Merger. This discussion is qualified in its entirety by reference to the articles of incorporation and bylaws of both First Western and Mitchell and North Carolina law.

RESULTING CAPITAL STRUCTURE

               First Western is authorized to issue 5,000,000 shares of common stock and 1,000,000 shares of preferred stock. The voting rights, privileges, and preferences of the preferred stock are to be set by the First Western Board at the time such stock is issued. No preferred stock is issued or outstanding. There are 726,419 First Western Shares, par value $5.00 per share, issued and outstanding. Each First Western Share has the same rights, privileges and preferences as every other share. Upon consummation of the Merger, and assuming only 50.1% of the Merger Consideration is paid in First Western Shares, there will be 1,507,733 First Western Shares issued and outstanding.

GOVERNING LAW

               Mitchell is a corporation chartered under the laws of the State of North Carolina and is subject to the North Carolina Business Corporation Act (the "Business Corporation Act"),which is Chapter 55 of the North Carolina General Statutes. First Western is a banking corporation organized under the laws of the State of North Carolina and is subject to the Business Corporation Act only to the extent that it is not inconsistent with Chapter 53, the banking laws of North Carolina.

DIRECTORS

               Mitchell's Articles of Incorporation provide for between five and fifteen directors. First Western's bylaws provide for between five and fifteen directors. In addition, the shareholders of First Western may authorize not more than two additional directors at any meeting. The effective of this provision is to require two annual meetings of First Western shareholders to change a majority of the members of the First Western Board, which would delay any change in control of First Western. These provisions may have the effect of discouraging a change of control of First Western that might be favored by a majority of the shareholders.

               Mitchell's Articles of Incorporation provide that a director may be removed by the shareholders only for cause and only by the affirmative vote of 75% of the votes entitled to be cast at an election of directors. First Western's bylaws provide that a director may only be removed by the shareholders with or without cause whenever the votes cast for removal exceed the number cast against removal.

               Mitchell's Articles of Incorporation provide that director vacancies, including a vacancy caused by an increase in the number of directors, may be filled only by the directors. First Western's bylaws provide that only a vote of the shareholders may fill a vacancy caused by an increase in the number of directors.

VOTING RIGHTS AND DIRECTOR TERMS

               As is true under Mitchell's Articles of Incorporation, First Western Shares do not have cumulative voting rights in the election of directors. Consequently, the holders of the majority of the outstanding First Western Shares represented at a meeting at which a quorum is present or represented may elect all of the directors. Mitchell's directors are elected for one-year terms of office. The bylaws of First Western provide that the directors of First Western will serve terms that are staggered so that, following the initial meeting of shareholders, no more than approximately one third of the directors will be eligible for election at any subsequent meeting of the shareholders. The effective of this provision is to require two annual meetings of First Western shareholders to change a majority of the members of the First Western Board, which would delay any change in control of First Western. This provisions may have the effect of discouraging a change of control of First Western that might be favored by a majority of the shareholders.

SPECIAL SHAREHOLDER MEETINGS

               Mitchell's Articles of Incorporation provide that a special meeting of the shareholders may only be called by the Mitchell Board or by a committee of the Mitchell Board with designated authority to call a special meeting. First Western's bylaws provide that a special meeting of the shareholders may only be called by the First Western Board, the President or Secretary of First Western, or by the Chairman of the First Western Board.

BUSINESS COMBINATIONS

               Under the Business Corporation Act, a majority of the Mitchell Shareholders may approve corporate transactions. In general, North Carolina banking law requires that any merger, voluntary liquidation, or transfer of substantially all the assets and liabilities of First Western must be approved by the affirmative vote of at least two thirds of all outstanding First Western Shares.

               Mitchell Shareholders are eligible to receive cash dividends on their Mitchell Shares when declared by the Mitchell Board. The payment of dividends by First Western, however, is prohibited by the banking regulators for the first three years of its operations. See "FIRST WESTERN -- Dividends."

LIMITATIONS ON DIRECTOR LIABILITY

               The Articles of Incorporation of Mitchell and First Western contain a provision that the directors shall generally not be liable to the corporation or any of its shareholders for monetary damages for breach of duty as a director to the fullest extent permitted by the Business Corporation Act. This provision will eliminate such liability except for (i) acts and omissions that the director knew or believed to be clearly in conflict with the best interest of the institution at the time of the act or omission, (ii) liability for distributions and dividends in violation of the Business Corporation Act,
(iii) any transaction from which the director derived an improper personal benefit. First Western's Articles of Incorporation have an additional exception for acts or omissions as to which the elimination of personal liability would be inconsistent with North Carolina banking laws or the business of banking.

ASSESSABILITY OF SHARES

               Mitchell Shares are not assessable. First Western Shares generally are not assessable. However, under North Carolina banking law (N.C. Gen. Stat. ss. 53-42), in the event of an impairment in the capital of First Western due to losses or any other cause, then the Commissioner may require the First Western Board to assess the holders of First Western Shares for the amount of First Western's impairment. If a shareholder fails to pay such assessment, First Western may sell the shareholder's First Western Shares.

STATUTORY RESTRICTIONS ON ACQUISITION OF THE COMMON STOCK

               Mitchell's Articles of Incorporation provide that it is not subject to the Control Share Act or the Shareholder Protection Act. First Western's Articles of Incorporation provide that it is subject to the Control Share Act and the Shareholder Protection Act. The Control Share Act generally provides that First Western Shares that are "Control Shares" will not have certain voting rights unless the remaining shareholders grant voting rights. Control Shares are shares acquired by a person under certain circumstances which, when added to other shares owned by that person, would entitle that person (except for the application of the statute) to (i) one fifth, (ii) one third, or (iii) a majority, of all voting power in the election of First Western's directors. Voting rights may be restored to Control Shares, however, by the affirmative vote of the holders of a majority of First Western Shares (other than shares held by the owner of the Control Shares, officers of First Western, and any director of First Western who also is an employee of First Western). If voting rights are restored to Control Shares that give the holder a majority of all voting power in the election of First Western's directors, then the other shareholders may require First Western to redeem their shares at their fair value as of a date prior to the date on which the vote was taken that restored voting rights to the Control Shares.

               The Shareholder Protection Act generally requires that unless certain "fair price" and procedural requirements are satisfied, the affirmative vote of the holders of 95% of the outstanding First Western Shares (excluding shares owned by an "Interested Shareholder") is required to approve certain business combinations with other entities that are the beneficial owners of more than 20% of the First Western Shares or that are affiliates of First Western and previously had been 20% beneficial holders of First Western Shares.

               Both the Control Share Act and the Shareholder Protection Act may have the effect of discouraging a change of control of First Western by allowing minority shareholders to prevent a transaction favored by a majority of the shareholders. The primary purpose of these provisions is to encourage negotiations with First Western's management by persons interested in acquiring control of First Western.

                   PROPOSAL 2: ELECTION OF MITCHELL DIRECTORS

               The Mitchell Board consists of six members. Pursuant to Mitchell's Bylaws, all six of Mitchell's directors are standing for election at the Annual Meeting. The following table sets forth the names of the Mitchell Board's nominees for election as directors. All nominees are current members of the Mitchell Board. If elected, each member of the Mitchell Board will serve until the earlier of the Effective Time or until his or her successors are elected and qualified.

               If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Mitchell Board may recommend or the Mitchell Board may adopt a resolution to amend the Bylaws and reduce the size of the Mitchell Board. At this time the Mitchell Board knows of no reason why any nominee might be unavailable to serve.

               THE MITCHELL BOARD RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES NAMED IN THE FOLLOWING TABLE AS DIRECTORS OF MITCHELL.

                                             Year First
                                               Elected
                                             or Appointed          Term to
Name                         Age (1)         Director (2)          Expire (3)
----                         -------         ------------          ----------

Calvin F. Hall                  69               1974                1999
Edward Ballew, Jr.              76               1948                1999
Emma Lee M. Wilson              62               1983                1999
Baxter D. Johnson               88               1952                1999
Lloyd Hise, Jr.                 53               1988                1999
Michael B. Thomas               43               1997                1999
--------------

(1) As of June 30, 1998.
(2) Includes prior service on the Board of Directors of Mitchell Savings, if any.
(3) Assuming the individual is elected or re-elected at the Annual Meeting.

               The present principal occupation and other business experience during the last five years of each nominee for election and each director continuing in office is set forth below:

               Calvin F. Hall is President and an agent of Fortner Insurance Agency, Inc., with which he has been affiliated with for over 39 years. Mr. Hall was appointed President of Mitchell Savings in January 1995. Mr. Hall is a member of the Spruce Pine Rotary Club.

               Edward Ballew, Jr. has been employed as an executive officer by Mitchell Savings since 1947 and serves as its Executive Vice President and Chief Executive Officer.

               Emma Lee M. Wilson has been employed by Mitchell Savings since 1958 and has served in various capacities since that time. Mrs. Wilson is the Assistant Managing Officer, and the Secretary and Treasurer of Mitchell Savings.

               Baxter D. Johnson has been the owner of Johnson Electric, Spruce Pine, North Carolina, for 68 years.

               Lloyd Hise, Jr. has been a practicing attorney in Spruce Pine, North Carolina since 1969.

               Michael B. Thomas is a salesman for Buck Stove, Inc., Spruce Pine, North Carolina. He is a past president of the Mitchell County Chamber of Commerce and has served on the Town of Spruce Pine Board of Alderman.

               For information regarding the Mitchell Board, executive compensation and transactions with management for the year ended June 30, 1998, see Part III of the Mitchell Annual Report on Form 10-KSB for the year ended June 30, 1998, which is attached as Exhibit A to this Joint Proxy Statement.

                         SECURITY OWNERSHIP OF MITCHELL

               For information regarding the beneficial ownership of Mitchell's directors and its named executive officer, for the year ended June 30, 1998, see
Part III, Item 11 of the Mitchell Annual Report on Form 10-KSB for the year ended June 30, 1998, which is attached as Exhibit A.

                                    OPINIONS

               The Sanford Holshouser Law Firm PLLC, Raleigh, North Carolina, counsel to First Western, will deliver an opinion to the effect that the First Western Shares to be issued to Mitchell Shareholders in the Merger, when issued as contemplated in the Agreement, will be validly issued, fully paid, and non-assessable, except as provided under North Carolina law. Certain other legal matters in connection with the Merger will be passed upon for Mitchell by its special counsel, Breyer & Aguggia LLP, Washington, D.C.

               Deloitte & Touche LLP independent public accountants, will deliver an opinion at the Effective Time concerning certain federal income tax consequences of the Merger as required by the Agreement. See "PROPOSAL 1:
APPROVAL OF THE MERGER -- Federal Income Tax Consequences."

               Carson Medlin has consented to being named as an expert herein and to the summary herein of its fairness opinion. See "PROPOSAL 1: APPROVAL OF THE MERGER -- Opinion of Financial Advisors -- Opinion of Financial Advisor to First Western."

               RP Financial has consented to being named as an expert herein and to the summary herein of its fairness opinion. "PROPOSAL 1: APPROVAL OF THE MERGER -- Opinion of Financial Advisors -- Opinion of Financial Advisor to Mitchell."

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

               Mitchell. The Consolidated Financial Statements of Mitchell and its subsidiary as of June 30, 1997 and 1998, and for each of the two years in the period ended June 30, 1998, contained in Mitchell's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1998, attached as Exhibit A, have been audited by Crisp Hughes Evans LLP and have been so included in reliance upon their report given upon the authority of that firm as experts in accounting and auditing.

               The Mitchell Board has appointed Crisp Hughes Evans LLP, independent public accountants, to serve as Mitchell's auditors for the fiscal year ending June 30, 1999. A representative of Crisp Hughes Evans LLP is expected to be present at the Annual Meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement if he or she so desires.

               First Western. The Financial Statements of First Western for the year ended December 31, 1997 attached as Exhibit B have been audited by Deloitte & Touche LLP as stated in their report appearing herein.

               Deloitte & Touche LLP independent auditors, serves as First Western's auditors for the fiscal year ending December 31, 1998. A representative of Deloitte & Touche LLP is expected to be present at the Special Meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement if he or she so desires.

                              SHAREHOLDER PROPOSALS

               If the Merger is consummated, there will be no further annual meetings of Mitchell and Mitchell Shareholders who receive First Western Shares will become First Western shareholders. If the Merger is not consummated, proposals of Mitchell Shareholders intended to be presented at Mitchell's annual meeting to be held in October 1999 must be received by Mitchell no later than May 21, 1999, to be considered for inclusion in the proxy solicitation materials and form of proxy relating to such meeting. Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Exchange Act. Mitchell's Bylaws provide that, in order for a shareholder to make nominations for the election of directors at the annual meeting, a shareholder must deliver written notice of such nominations to the Secretary not less than 50 nor more than 90 days prior to the date of the Annual Meeting; provided that if less than 21 days' notice of the annual meeting is given to shareholders, such notice must be delivered to the Mitchell's Secretary not later than the close of business on the seventh day following the day on which notice of the annual meeting was mailed to shareholders.

               For shareholder proposals to be considered for inclusion in the proxy materials for First Western's next annual meeting, any such proposals must be received at First Western's principal office (currently 321 West Main Street, Burnsville, North Carolina 28714) not later than November 18, 1998. It is not expected that the Merger will close prior to this date. Under the Exchange Act proxy rules, a shareholder, among other things, must have held First Western Shares for at least one year in order to be eligible to submit proposals for inclusion in the First Western proxy statement for the 1998 annual meeting. Therefore, Mitchell Shareholders who become First Western shareholders as a result of the Merger will not be eligible to submit proposals for consideration at the 1998 annual meeting unless they otherwise owned First Western Shares for at least one year and satisfied the other proxy rules under the Exchange Act.

                                  OTHER MATTERS

               At the date of this Joint Proxy Statement, neither the management of Mitchell or First Western knows of any other matters that will be brought for consideration before the Mitchell Annual Meeting or the First Western Special Meeting other than as described in this Joint Proxy Statement. If any such matter is properly presented at either meeting or any adjournment thereof, the persons named in the enclosed form of appointment of proxy will vote in accordance with their best judgement.

                                        By order of the Mitchell Board.



                                        EMMA LEE M. WILSON
                                        Secretary


                                        By order of the First Western Board.



                                        RONNIE E. DEYTON
                                        President

                                   EXHIBIT A


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                  FORM 10-KSB

[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      For the Fiscal Year Ended June 30, 1998 OR

[  ]  TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
      EXCHANGE ACT OF 1934

                  Commission File Number: 0-28446

                     MITCHELL BANCORP, INC.
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)

North Carolina                                                  56-1966011
---------------------------------------------                  ------------
(State or other jurisdiction of incorporation                (I.R.S. Employer
or organization)                                                I.D. Number)

210 Oak Avenue, Spruce Pine, North Carolina                        28777
---------------------------------------------                    ----------
  (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: (704) 765-7324

Securities registered pursuant to Section 12(b) of the Act:  None

Securities registered pursuant to Section 12(g) of the Act:  Common Stock, par value $.01 per share
                                                          --------------------
                                                            (Title of Class)

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to
such filing requirements for the past 90 days.  YES   X      NO      .
                                                     ---         ---
     Indicate by check mark whether disclosure of delinquent filers pursuant to Item 405 of Regulation S-B is not contained herein, and will not be contained, to the best of the Registrant's knowledge, in definitive proxy or other information statements incorporated by reference in Part III of this
Form 10-KSB or any amendments to this Form 10-KSB.  YES    X     NO
                                                          ---        ---

     The Registrant's revenues for the fiscal year ended June 30, 1998 were $2,777,000.

     As of September 14, 1998, there were issued and outstanding 937,174 shares of the Registrant's Common Stock. The Registrant's voting stock is traded over-the-counter and is listed on the Nasdaq SmallCap Market under the symbol "MBSP." Based on the closing price for the Common Stock on September 14, 1998, the aggregate value of the Common Stock outstanding held by nonaffiliates of the registrant was $13.3 million (858,782 shares at $15.50 per share). For purposes of this calculation, officers and directors of the Registrant are considered nonaffiliates of the Registrant.

                DOCUMENTS INCORPORATED BY REFERENCE

                               None

                              PART I

Item 1.  Business
-----------------

General

     Mitchell Bancorp, Inc. ("Corporation"), a North Carolina corporation, was organized on February 28, 1996 for the purpose of becoming the holding company for Mitchell Savings Bank, Inc., SSB ("Savings Bank") upon the Savings Bank's conversion from a North Carolina-chartered mutual to a North Carolina-chartered stock savings bank ("Conversion"). The Conversion was completed on July 12, 1996. The Corporation has not engaged in any significant activity other than holding the stock of the Savings Bank. Accordingly, the information set forth in this report, including financial statements and related data, relates primarily to the Savings Bank and its subsidiary.

     The Savings Bank was established in 1924 as "Mitchell County Building and Loan Association," a North Carolina-chartered mutual savings and loan association, located in Spruce Pine, North Carolina, approximately 50 miles Northeast of Asheville, North Carolina. In 1992, the Savings Bank converted to a North Carolina-chartered savings bank and adopted its current title. The Savings Bank is regulated by the Administrator, Savings Institutions Division, North Carolina Department of Commerce ("Administrator"), its primary regulator, and the Federal Deposit Insurance Corporation ("FDIC"), the insurer of its deposits. The Savings Bank's deposits are federally insured by the FDIC under the Savings Association Insurance Fund ("SAIF"). The Savings Bank is a member of the Federal Home Loan Bank ("FHLB") System.

     The Savings Bank is a traditional, community oriented financial institution that is engaged primarily in the business of attracting deposits from the general public and using these funds to originate for its portfolio fixed-rate one- to four-family residential mortgage loans within the Savings Bank's market area, and, to a significantly lesser extent, loans secured by multi-family properties, land, churches, and selected commercial properties, and consumer loans.

Proposed Merger With First Western Bank

     As previously disclosed, on August 13, 1998, the Corporation entered into a definitive Agreement and Plan of Merger ("Agreement") with First Western Bank, Burnsville, North Carolina ("First Western") pursuant to which the Corporation and the Savings Bank will be merged into First Western. The surviving entity will be First Western, a commercial bank chartered by the State of North Carolina. The Agreement provides that each share of Corporation's common stock will be exchanged for 1.60 shares of First Western common stock, $20.00 in cash, or a combination thereof, subject to the requirement that no more than 49.9% of the total merger consideration may be paid in cash. Mitchell Savings' Employee Stock Ownership Plan ("ESOP") will have first preference to the cash consideration in order to retire the loan incurred by it (outstanding balance of approximately $679,000 at June 30, 1998) to acquire shares of the Corporation's common stock issued in the Savings bank's mutual-to-stock conversion. The merger is intended to constitute a tax-free reorganization and to be accounted for as a purchase. Consummation of the merger is subject to several conditions, including receipt of applicable regulatory approvals and approval by both the Corporation's and First Western's stockholders.

Market Area

     Spruce Pine, North Carolina, is a community of approximately 2,000 people located in Mitchell County, approximately 50 miles northeast of Asheville, North Carolina. The Savings Bank focuses primarily on serving customers located in Mitchell and Yancey counties, North Carolina and to a limited extent, customers in Avery and McDowell counties, North Carolina. The population within the zip code encompassing Spruce Pine, which covers much of the Savings Bank's primary market area, is approximately 15,000. Because it operates in a relatively small market area, the Savings Bank's loan and deposit growth prospects are limited. The major employers in the Savings Bank's market area include the Mitchell County Board of Education, Mitchell County Government, Spruce Pine Community

Hospital System, Inc., Henredon Furniture, and Felspar Mining. The Savings Bank faces intense competition from many financial institutions for deposits and loan originations. See "-- Competition."

Selected Financial Data

     The following tables set forth certain information concerning the consolidated financial position and results of operations of the Corporation and its subsidiary at the dates and for the periods indicated.

                                                  At June 30,
                                    -----------------------------------------
                                    1994     1995     1996     1997      1998
                                    ----     ----     ----     ----      ----
                                                  (In thousands)
FINANCIAL CONDITION DATA:

Total assets..................... $28,109  $27,596  $36,776  $33,059  $37,306
Loans receivable, net............  21,843   22,463   23,568   28,203   27,506
Cash, interest-earning deposits
 and investment securities.......   5,710    4,254   12,414    4,073    8,787
FHLB stock.......................     291      291      291      291      291
Deposits.........................  22,195   20,940   20,346   17,672   21,564
Total stockholders' equity.......   5,694    6,078   14,634   14,325   14,632

                                         For the Years Ended June 30,
                                    -----------------------------------------
                                    1994     1995     1996     1997      1998
                                    ----     ----     ----     ----      ----
                                                 (In thousands)
OPERATING DATA:

Interest income..................  $2,193  $2,259   $2,271   $2,659    $2,773
Interest expense.................     903     962    1,161      975     1,064
                                   ------  ------   ------   ------    ------
Net interest income .............   1,290   1,297    1,110    1,684     1,709
Provision for loan losses........      24      24       60       24        24
                                   ------  ------   ------   ------    ------
Net interest income after provision
  for loan losses ...............   1,266   1,273    1,050    1,660     1,685

Non-interest income..............       5      45        6        7         4
Non-interest expenses............     452     953      930      907       947
                                   ------  ------   ------   ------    ------
Income before income taxes and
 cumulative effect adjustments ..     819     365      126      760       742

Income tax expense...............     317     112       35      289       309
                                   ------  ------   ------   ------    ------
Income before cumulative
 effect adjustment...............     502     253       91      471       433
Cumulative effect on prior years
 for accounting change...........      --      11       --       --        --
                                   ------  ------   ------   ------    ------
Net income.......................  $  513  $  253    $  91   $  471    $  433
                                   ======  ======    =====   ======    ======

                                                  At June 30,
                                    -----------------------------------------
                                    1994     1995     1996     1997      1998
                                    ----     ----     ----     ----      ----

OTHER DATA:

Number of:
 Real estate loans out-
  standing(1)....................     639     656      660      718       704
 Deposit accounts................   1,603   1,584    1,603    1,444     1,472
 Full service offices............       1       1        1        1         1

                                        At or for the Year Ended June 30,
                                    -----------------------------------------
                                    1994     1995     1996     1997      1998
                                    ----     ----     ----     ----      ----

KEY FINANCIAL RATIOS:

Return on average assets (net
  income divided by average
  assets)........................  1.89%    0.92%    0.32%    1.37%    1.23%

Return on average equity (net
  income divided by average
  equity)........................  9.39     4.24     1.53     3.21     3.11

Average equity to average assets. 20.17    21.71    20.73    42.59    39.48

Interest rate spread (difference
 between average yield on
 interest-earning assets and
 average cost of interest-
 bearing liabilities)............  3.97     3.79     2.81     2.73     2.74

Net interest margin (net interest
 income as a percentage of average
 interest-earning assets)........  4.82     4.77     3.96     5.05     4.94

Non-interest expense to average
 assets..........................  1.67     3.45     3.23     2.64     2.69

Average interest-earning assets
 to interest-bearing
 liabilities.....................125.02   127.87   127.83   179.46   171.78

Allowance for loan losses to
 total loans at end of period....  0.31     0.40     0.63     0.61     0.72

Net charge offs to average out-
 standing loans during the
 period..........................    --       --       --       --       --

Ratio of nonperforming assets to
 total assets at period end......  1.12     1.43     2.54     2.03     1.54

-------------
(1)    All real estate loans have fixed-rates of interest.

Lending Activities

     General. The principal lending activity of the Savings Bank is the origination of mortgage loans to enable borrowers to purchase existing one- to four-family homes. To a significantly lesser extent, the Savings Bank also originates loans secured by multi-family properties, land, churches, selected commercial properties, and consumer loans. The Savings Bank's net loans receivable totaled approximately $27.5 million at June 30, 1998, representing approximately 73.7% of consolidated total assets.

     Loan Portfolio Analysis. The following table sets forth the composition of the Savings Bank's loan portfolio at the dates indicated.

                                                    At June 30,
                                      ----------------------------------------
                                            1997                   1998
                                      -----------------      -----------------
                                      Amount    Percent      Amount    Percent
                                      ------    -------      ------    -------
                                               (Dollars in thousands)

Residential one- to four-family.....  23,909    83.22%       $23,214    83.08%
Commercial real estate..............   3,661    12.74          3,522    12.60
Multi-family........................      20     0.07             18     0.06
Land................................   1,013     3.53          1,010     3.61
                                      ------   ------        -------   ------
  Total mortgage loans..............  28,603    99.56%        27,764    99.35

Consumer loans......................     126     0.44            181     0.65
                                      ------   ------        -------   ------
  Total loans.......................  28,729   100.00%       $27,945   100.00%
                                      ------   ======        -------   ======
Less:
 Undisbursed portion
  of loans in process...............     135                     69
 Unamortized loan origination
  fees, net or direct costs.........     160                    158
 Allowance for loan losses..........     176                    200
 Allowance for uncollected interest.      55                     12
                                     -------                -------
    Total loans receivable, net..... $28,203                $27,506
                                     =======                =======

     Residential One- to Four-Family Lending. The primary lending activity of the Savings Bank is the origination of mortgage loans to enable borrowers to purchase existing one- to four-family homes. Management believes that this policy of focusing on one- to four-family residential mortgage loans located in its market area has been successful in contributing to interest income while keeping delinquencies and losses to a minimum. At June 30, 1998, $23.2 million, or 83.08%, of the Savings Bank's total gross loan portfolio, consisted of loans secured by one- to four-family residential real estate. As of such date, the average balance of the Savings Bank's permanent residential one- to four-family mortgage loans was approximately $36,400. The Savings Bank presently originates for retention in its portfolio fixed-rate mortgage loans with terms of 16 years. The Savings Bank charges a 1% origination fee on its residential one- to four-family mortgage loans.

     Virtually all of the Savings Bank's residential mortgage loans are not readily saleable in the secondary market because they are not originated in accordance with the purchase requirements of the Federal Home Loan Mortgage Corporation ("FHLMC") or the Federal National Mortgage Association ("FNMA"). Although such loans satisfy the Savings Bank's underwriting requirements, they are "non-conforming" because they do not satisfy minimum loan amount requirements, acreage limits, or various other requirements imposed by the FHLMC and FNMA. Accordingly, the Savings Bank's non-conforming loans could be sold only after incurring certain costs and/or discounting the purchase price. The Savings Bank currently does not intend to sell its loans. The Savings Bank has historically found that its origination of non-conforming loans has not resulted in a materially higher amount of nonperforming loans. In addition, the Savings Bank believes that these loans satisfy a need in the Savings Bank's local community. As a result, the Savings Bank intends to continue to originate such non-conforming loans.

     While fixed-rate, single-family residential real estate loans are normally originated with 16 year terms, such loans typically remain outstanding for substantially shorter periods because borrowers often prepay their loans in full upon sale of the property pledged as security or upon refinancing the original loan. In addition, substantially all mortgage loans in the Savings Bank's loan portfolio contain due-on-sale clauses providing that the Savings Bank may declare the unpaid amount due and payable upon the sale of the property securing the loan. Typically, the Savings Bank enforces these due-on-sale clauses to the extent permitted by law and as business judgment dictates. Thus, average loan maturity is a function of, among other factors, the level of purchase and sale activity in the real estate market, prevailing interest rates and the interest rates payable on outstanding loans.

     The Savings Bank requires fire and extended coverage casualty insurance be maintained on all of its real estate secured loans.

     The Savings Bank's lending policies generally limit the maximum loan-to-value ratio on mortgage loans secured by owner-occupied properties to 66-2/3% of the lesser of the appraised value or the purchase price. Loans originated by the Savings Bank on new one- to four-family properties which are less than five years old may have an increased loan-to-value ratio of 80% of the lesser of the purchase price. The maximum loan-to-value ratio on mortgage loans secured by non-owner-occupied properties is generally 66-2/3%.

     Commercial Real Estate Lending. Historically, the Savings Bank has engaged in limited amounts of commercial real estate lending in its primary market area and expects to continue that practice. Commercial real estate loans are made for terms up to 15 years, amortized monthly, and at fixed interest rates. Loan-to-value ratios generally do not exceed 50% of appraised property value. At June 30, 1998, such loans totaled $3.5 million, or 12.60%, of total gross loans.

     At June 30, 1998, a commercial real estate loan relationship of $1.2 million represented the Savings Bank's largest loan-to-one borrower relationship at that date. The relationship consisted of a loan made to the corporate owner and operator of a local commercial property. At June 30, 1998, this loan relationship was performing according to its terms.

     At June 30, 1998, the second and third largest commercial real estate loans had outstanding balances of $525,000 and $403,000, respectively, and were secured by first mortgages on commercial properties located in the Savings Bank's market area. Each loan was performing according to its terms at June 30, 1998.

     Loans secured by commercial real estate generally involve larger principal balances and greater risks than one- to four-family residential mortgage loans. Payments on such loans often depend on the successful operation or management of the underlying properties and may be subject to a greater extent to adverse conditions in the real estate market or the economy. The Savings Bank seeks to minimize these risks in a variety of ways, including limiting the size of such loans and the maximum loan-to-value ratio to 50%, and strictly scrutinizing the financial condition of the borrower, the quality of the collateral, and the management of the property securing the loan. The Savings Bank also obtains loan guarantees from financially capable parties based on a review of personal financial statements. All of the properties securing the Savings Bank's commercial real estate loans are inspected by the Savings Bank's lending personnel before origination. The Savings Bank also obtains appraisals on each property in accordance with applicable regulations and, if applicable, an environmental audit.

     At June 30, 1998, the Savings Bank had two commercial real estate loans outstanding secured by local properties used in petroleum-related activities. Although the Savings Bank is unaware of any underground petroleum contamination at such properties, no assurances can be given that such contamination does not, in fact, exist or that it will not arise in the future. Under current law, the Savings Bank could be liable for the cleanup costs associated with such contamination should it have to foreclose on the properties or take other actions in the event of borrower default. Such costs, if any, often exceed the value of the collateral property. See "REGULATION -- The Savings Bank -- Environmental Issues Associated With Real Estate Lending." Such loans were performing according to their terms at June 30, 1998.

     Multi-family Real Estate Lending. The Savings Bank has historically engaged in a limited amount of multi-family real estate lending. The Savings Bank does not actively solicit multi-family real estate loans as there are a limited number multi-family properties in its market area. At June 30, 1998, the Savings Bank had one multi-family loans in the amount of $18,000. The risks associated with multi-family lending are substantially the same as those associated with commercial lending discussed above.

     Land Lending. The Savings Bank originates loans secured by farm residences and combinations of farm residences and farm real estate. The Savings Bank also originates loans for the acquisition of land upon which the purchaser can then build or upon which the purchaser makes improvements necessary to build upon or to sell as improved lots. At June 30, 1998, the Savings Bank's land loan portfolio totaled $1.0 million, or 3.61%, of total gross loans.

     Loans secured by farm real estate generally involve greater risks than one- to four-family residential mortgage loans. Payments on loans secured by such properties, in some instances, may depend on farm income from the properties. To address this risk, the Savings Bank does not consider farm income when qualifying borrowers. In addition, such loans are more difficult to evaluate. If the estimate of value proves to be inaccurate, in the event of default and foreclosure, the Savings Bank may be confronted with a property the value of which is insufficient to assure full repayment.

     Consumer Lending. Consumer lending has traditionally been a small part of the Savings Bank's business. Consumer loans generally have shorter terms to maturity and higher interest rates than mortgage loans. At June 30, 1998, the Savings Bank's consumer loan portfolio consisted entirely of loans secured by deposit accounts, which totaled $181,000, or 0.65%, of total gross loans. The interest rate charged on such loans is generally 2% above the interest rate earned on the underlying deposit account. Deposit account loans are payable in monthly payments of principal and interest or in a single payment.

    Maturity of Loan Portfolio. The following table sets forth certain information at June 30, 1998 regarding the dollar amount of loans maturing in the Savings Bank's portfolio based on their contractual terms to maturity. Demand loans, loans having no stated schedule of repayments and no stated maturity, and overdrafts are reported as due in one year or less. Loan balances do not include undisbursed loan proceeds, unearned discounts, unearned income and allowance for loan losses.

                                         After     After     After
                      Due at June 30,    3 Years   5 Years   10 Years
                     -----------------   Through   Through   Through
                     1999   2000  2001   5 Years   10 Years  15 Years   Total
                     ----   ----  ----   -------   --------  --------   -----
                              (In thousands)

Residential one-
  to four-family...$  12    $ 32  $ 58    $399      $2,686    $20,027  $23,214
Commercial real
 estate............   --       3     4     111         857      2,547    3,522
Multi-family.......   --      --    --      --          18         --       18
Land loans.........   --      --    --      11         122        877    1,010
Consumer loans.....  181      --    --      --          --         --      181
                    ----    ----  ----    ----      ------    -------  -------

     Total loans... $193    $ 35  $ 62    $521      $3,683    $23,451  $27,945
                    ====    ====  ====    ====      ======    =======  =======

     The following table sets forth the dollar amount of all loans due after June 30, 1999, all of which have fixed interest rates. The Savings Bank does not originate adjustable rate loans.

                                   Fixed Rates
                                   -----------
                                  (In thousands)

Residential one- to
  four-family....................   $23,202
Commercial real estate...........     3,522
Multi-family.....................        18
Land loans.......................     1,010
Consumer loans...................        --
                                    -------
     Total.......................   $27,752
                                    =======

     Scheduled contractual principal repayments of loans do not reflect the actual life of such assets. The average life of loans is substantially less than their contractual terms because of prepayments. In addition, due-on-sale clauses on loans generally give the Savings Bank the right to declare loans immediately due and payable in the event, among other things, that the borrower sells the real property subject to the mortgage and the loan is not repaid. The average life of mortgage loans tends to increase, however, when current mortgage loan market rates are substantially higher than rates on existing mortgage loans and, conversely, decrease when rates on existing mortgage loans are substantially higher than current mortgage loan market rates.

     Loan Solicitation and Processing. Loan originations are obtained from a variety of sources, including walk-in customers, and referrals from attorneys, builders and realtors. Upon receipt of a loan application from a prospective borrower, a credit report and other data are obtained to verify specific information relating to the loan applicant's employment, income and credit standing. An appraisal of the real estate offered as collateral generally is undertaken by an appraiser retained by the Savings Bank and certified by the State of North Carolina.

     All loans are approved by the President, Calvin F. Hall, Mr. Ballew and Mrs. Wilson, and subsequently reviewed and ratified by the Board of Directors. Interest rates are subject to change if the approved loan is not closed within the time of the commitment. Management of the Savings Bank believes its local decision-making capabilities and the accessibility of its senior officers are attractive qualities to customers within its market area. The Savings Bank's loan approval process allows consumer loans to be approved in one or two days and mortgage loans to be approved in approximately 14 days and closed in 30 days.

     Loan Originations. Consistent with its asset/liability management strategy, the Savings Bank's policy has been to retain in its portfolio all of the loans that it originates.

     The following table sets forth total loans originated and repaid during the periods indicated. No loans were purchased or sold during the periods indicated.

                                                     Year Ended June 30,
                                                     -------------------
                                                     1997           1998
                                                     ----           ----
                                                       (In thousands)

Total mortgage loans at beginning of period......... $23,796     $28,603
Loans originated:
 Residential one- to four-family....................   8,677       4,535
 Commercial real estate.............................   1,353         220
 Land loans.........................................     401         165
                                                     -------     -------
   Total loans originated...........................  10,431       4,920
                                                     -------     -------
Mortgage loan principal repayments..................  (5,572)     (5,324)
Other...............................................     (52)       (254)
Net loan activity...................................   4,807        (658)
                                                     -------     -------
Total gross mortgage loans
 at end of period................................... $28,603     $27,945
                                                     =======     =======

     Loan Origination and Other Fees. The Savings Bank, in some instances, receives loan origination fees. Loan fees are a percentage of the principal amount of the mortgage loan which are charged to the borrower for funding the loan. The amount of fees charged by the Savings Bank is generally 1%, except on loans made to churches for which the Savings Bank does not charge any loan origination fees. Current accounting standards require fees received (net of certain loan origination costs) for originating loans to be deferred and amortized into interest income over the contractual life of the loan. Net deferred fees or costs associated with loans that are prepaid are recognized as income at the time of prepayment. The Savings Bank had $158,000 of net deferred mortgage loan fees at June 30, 1998.

     Nonperforming Assets and Delinquencies. The Savings Bank does not assess late fees or penalty charges on delinquent loans. All loan payments are due on the first day of the month; however, the borrower is given the entire month to make the loan payment. When a mortgage loan borrower fails to make a required payment when due, the Savings Bank institutes collection procedures. The first notice is mailed to the borrower 30 days after the date the payment is due and, if necessary, a second written notice follows within 30 days thereafter giving the borrower 15 days to respond and correct the delinquency. Attempts to contact the borrower by telephone generally begin soon after the first notice is mailed to the borrower. If a satisfactory response is not obtained, continuous follow-up contacts are attempted until the loan has been brought current. Before the 90th day of delinquency, attempts to interview the borrower, preferably in person, are made to establish (i) the cause of the delinquency, (ii) whether the cause is temporary, (iii) the attitude of the borrower toward the debt, and (iv) a mutually satisfactory arrangement for curing the default.

     If by the 91st day of delinquency, or sooner if the borrower is chronically delinquent and all reasonable means of obtaining payment on time have been exhausted, foreclosure is initiated according to the terms of the security instrument and applicable law. Interest income on loans is reduced by the full amount of accrued and uncollected interest.

     When a consumer loan borrower fails to make a required payment on a consumer loan by the payment due date, the Savings Bank institutes the same collection procedures as for its mortgage loan borrowers.

     The Savings Bank's Board of Directors is informed monthly as to the status of all mortgage and consumer loans that are delinquent more than 30 days, the status on all loans currently in foreclosure, and the status of all foreclosed and repossessed property owned by the Savings Bank.

     The following table sets forth information with respect to the Savings Bank's non-performing assets at the dates indicated.

                                                   At June 30,
                                                 ---------------
                                                 1997       1998
                                                 ----       ----
                                             (Dollars in thousands)
Loans accounted for on a nonaccrual basis:
  Real estate:
      Residential one- to four-family..........  $561       $211
      Commercial...............................     9         9
      Multi-family.............................    --        --
      Land.....................................    11        11
  Consumer.....................................    --        --
                                                 ----      ----
      Total....................................   581       231
                                                 ----      ----
Accruing loans which are contractually past
 due 90 days or more...........................    --        --
                                                 ----      ----
  Total of nonaccrual and 90 days
    past due loans.............................   581       231

Real estate owned..............................    91       345
                                                 ----      ----
   Total nonperforming assets..................  $672      $576
                                                 ====      ====
Total loans delinquent 90 days or more to
  net loans....................................  2.06%     0.84%

Total loans delinquent 90 days or more to
  total assets.................................  1.76%     0.62%

Total nonperforming assets to total assets.....  2.03%     1.54%

     Interest income, which would have been recorded for the year ended June 30, 1998 had nonaccruing loans been current in accordance with their original terms, amounted to approximately $10,000. The amount of interest included in the results of operations on such loans for the year ended June 30, 1998 amounted to approximately $8,000.

     Real Estate Owned. Real estate acquired by foreclosure or by deed-in-lieu of foreclosure is classified as real estate owned until sold. When property is acquired it is recorded at the lower of its cost, which is the unpaid principal balance of the related loan plus foreclosure costs, or fair market value. Subsequent to foreclosure, the property is carried at the lower of the foreclosed amount or fair value, less estimated selling costs.

     At June 30, 1998, the Savings Bank had $345,000 of real estate owned, with no allowance for losses, consisting of three one- to four-family residences and a tract of raw land. Subsequent to year end, the Savings Bank has been able to sell three of the real estate owned properties.

     Asset Classification. Applicable regulations require that each insured institution review and classify its assets on a regular basis. In addition, in connection with examinations of insured institutions, regulatory examiners have authority to identify problem assets and, if appropriate, require them to be classified. There are three classifications for problem assets: substandard, doubtful and loss. Substandard assets have one or more defined weaknesses and are characterized by the distinct possibility that the insured institution will sustain some loss if the deficiencies are not corrected. Doubtful assets have the weaknesses of substandard assets with the additional characteristic that the weaknesses make collection or liquidation in full on the basis of currently existing facts, conditions and values questionable, and there is a high possibility of loss. An asset classified as loss is considered uncollectible and of such little value that continuance as an asset of the institution is not warranted. When an insured institution classifies problem assets as either substandard or doubtful, it is required to establish general allowances for loan losses in an amount deemed prudent by management. These allowances represent loss allowances which have been established to recognize the inherent risk associated with lending activities and the risks associated with particular problem assets. When an insured institution classifies problem assets as loss, it charges off the balances of the asset. The Savings Bank's determination as to the classification of its assets and the amount of its valuation allowances is subject to review by the FDIC and the Administrator which can order the establishment of additional loss allowances.

     The aggregate amounts of the Savings Bank's classified assets (as determined by the Savings Bank), and of the Savings Bank's general and specific loss allowances and charge-offs for the dates indicated, were as follows:

                                   At June 30,
                                  --------------
                                  1997      1998
                                  ----      ----
                                   (In thousands)

Loss............................. $ 55      $ 12
Doubtful.........................   --        --
Substandard assets...............  617       564
Special mention..................   --        --

General loss allowances..........  176       200
Specific loss allowances(1)......   --        --
Charge-offs(1)...................   15        --

-----------
(1)    Real estate owned.

     Allowance for Loan Losses. The Savings Bank has established a systematic methodology for the determination of provisions for loan losses. The methodology is set forth in a formal policy and takes into consideration the need for an overall general valuation allowance as well as specific allowances assigned to individual loans.

     In originating loans, the Savings Bank recognizes that losses will be experienced and that the risk of loss will vary with, among other things, the type of loan being made, the creditworthiness of the borrower over the term of the loan, general economic conditions and, in the case of a secured loan, the quality of the security for the loan. The Savings Bank increases its allowance for loan losses by charging provisions for loan losses against income.

     The general valuation allowance is maintained to cover losses inherent in the portfolio of performing loans and is generally based on mortgage loans which consist primarily of single-family residences. Management reviews the adequacy of the allowance at least quarterly based on management's assessment of current economic conditions, past loss and collection experience, and risk characteristics of the loan portfolio. Specific valuation allowances are established to absorb losses on loans for which full collectibility may not be reasonably assured. The amount of the allowance is based on the estimated value of the collateral securing the loan and other analyses pertinent to each situation. No allowance is maintained for consumer loans since the only non-mortgage loans held by the Savings Bank are on savings accounts. Generally, a provision for losses is charged against income quarterly to maintain the allowances.

     At June 30, 1998, the Savings Bank had an allowance for loan losses of $200,000. Management believes that the amount maintained in the allowances will be adequate to absorb losses inherent in the portfolio. Although management believes that it uses the best information available to make such determinations, future adjustments to the allowance for loan losses may be necessary and results of operations could be significantly and adversely affected if circumstances differ substantially from the assumptions used in making the determinations.

     While the Savings Bank believes it has established its existing allowance for loan losses in accordance with GAAP, there can be no assurance that regulators, in reviewing the Savings Bank's loan portfolio, will not request the Savings Bank to increase significantly its allowance for loan losses. In addition, because future events affecting borrowers and collateral cannot be predicted with certainty, there can be no assurance that the existing allowance for loan losses is adequate or that substantial increases will not be necessary should the quality of any loans deteriorate as a result of the factors discussed above. Any material increase in the allowance for loan losses may adversely affect the Savings Bank's financial condition and results of operations.

     The following table sets forth an analysis of the gross allowance for possible loan losses for the periods indicated. Where specific loan loss reserves have been established, any difference between the loss reserve and the amount of loss realized has been charged or credited to current income.

                                         Year Ended June 30,
                                         -------------------
                                           1997       1998
                                           ----       ----
                                       (Dollars in thousands)

Allowance at beginning of period.......... $152      $176
Provision for loan losses ................   24        24
Recoveries................................   --        --
Charge-offs...............................   --        --
                                           ----      ----
    Balance at end of period.............. $176      $200
                                           ====      ====
Ratio of allowance to total
 loans outstanding at the end
 of the period............................ 0.61%     0.72%

Ratio of net charge-offs to
 average loans outstanding
 during the period........................   --        --

Ratio of allowance to
 non-performing loans.....................30.29     86.58

     The following table sets forth the breakdown of the allowance for loan losses by loan category at the dates indicated. Management believes that the allowance can be allocated by category only on an approximate basis. The allocation of the allowance to each category is not necessarily indicative of future losses and does not restrict the use of the allowance to absorb losses in any other category.

                                              At June 30,
                         -----------------------------------------------------
                                   1997                       1998
                         -------------------------- --------------------------
                                  As a %     % of            As a %    % of
                                  of Out-  Loans in          of Out-  Loans in
                                 standing  Category         standing  Category
                                 Loans in  to Total         Loans in  to Total
                         Amount  Category   Loans   Amount  Category  Loans
                         ------  --------  -------- ------  --------  --------
                                             (Dollars in thousands)

Real estate -- mortgage:
  Residential one- to-
   four family........... $100    0.42%     83.22%   $120     0.45%    83.08%
  Commercial.............   76    2.08      12.74      80     2.27     12.60
  Multi-family...........   --      --       0.07      --       --      0.06
  Land...................   --      --       3.53      --       --      3.61
Consumer.................   --      --       0.44      --       --      0.65
                          ----             ------    ----             ------
Total allowance
  for loan losses........ $176             100.00%   $200             100.00%
                          ====             ======    ====             ======

Investment Activities

     The Savings Bank is permitted under federal and state law to invest in various types of liquid assets, including U.S. Treasury obligations, securities of various federal agencies and of state and municipal governments, deposits at the FHLB-Atlanta, certificates of deposit of federally insured institutions, certain bankers' acceptances and federal funds. Subject to various restrictions, the Savings Bank may also invest a portion of its assets in commercial paper and corporate debt securities. Savings institutions like the Savings Bank are also required to maintain an investment in FHLB-Atlanta stock.

     The Savings Bank is required under North Carolina regulations to maintain a minimum amount of liquid assets. At June 30, 1998, the Savings Bank's regulatory liquidity was 15.8%. See "REGULATION -- The Savings Bank -- Liquidity." The Corporation's consolidated liquidity was 21.9% at June 30, 1998.

       As of June 30, 1998, the Savings Bank's investment securities portfolio consisted entirely of interest-earning deposits at other banks, FHLB-Atlanta stock and FHLMC stock. At June 30, 1998, the Savings Bank's investment in FHLMC stock and FHLB-Atlanta stock totaled $628,000 and $291,000, respectively. The market value of the Savings Bank's investment portfolio amounted to $758,000 and $919,000 at June 30, 1997 and 1998, respectively.

Deposit Activities and Other Sources of Funds

     General. Deposits and loan repayments are the major sources of the Savings Bank's funds for lending and other investment purposes. Scheduled loan repayments are a relatively stable source of funds, while deposit inflows and outflows and loan prepayments are influenced significantly by general interest rates and money market conditions. Borrowings through the FHLB-Atlanta may be used on a short-term basis to compensate for reductions in the availability of funds from other sources; however, the Savings Bank has never borrowed any funds from the FHLB-Atlanta.

     Deposit Accounts. Substantially all of the Savings Bank's depositors are residents of North Carolina. Deposits are attracted from within the Savings Bank's market area through the offering of a broad selection of deposit instruments, including money market deposit accounts, regular savings accounts and certificates of deposit. Deposit account terms vary, according to the minimum balance required, the time periods the funds must remain on deposit and the interest rate, among other factors. In determining the terms of its deposit accounts, the Savings Bank considers current market interest rates, profitability to the Savings Bank, matching deposit and loan products and its customer preferences and concerns.

     The Savings Bank has recently adopted a strategy to extend the term of its liabilities in the form of longer term certificate accounts and maintain adequate liquidity levels to address its interest rate risk exposure. The implementation of such strategy, however, is not reflected in the Savings Bank's recent financial data as most of its liabilities are still in the form of short term certificate accounts.

     At June 30, 1998 the Savings Bank had $18.2 million of certificates of deposit. The Savings Bank does not solicit brokered deposits and believes that its jumbo certificates of deposit, which represented 28.1% of total deposits at June 30, 1998, present similar interest rate risk to its other deposit products.

     In the unlikely event the Savings Bank is liquidated, depositors will be entitled to full payment of their deposit accounts prior to any payment being made to the Corporation, as the sole stockholder of the Savings Bank.

     The following table sets forth information concerning the Savings Bank's time deposits and other interest-bearing deposits at June 30, 1998.

Weighted
Average                                                           Percentage
Interest           Checking and                Minimum            of Total
Rate       Term    Savings Deposits            Amount    Balance  Deposits
------     ----    -------------------------   -------   -------  ---------
                                                         (In thousands)

2.96%       --     Money market accounts        $1,000  $  1,137     5.27%
2.25        --     Savings accounts                 25     2,220    10.30

                   Certificates of Deposit
                   -----------------------

6.50        --     Fixed-term, fixed rate(1)        --        12     0.06
7.50        --     Fixed-term, fixed rate(1)        --        29     0.13
8.00        --     Fixed-term, fixed rate(1)        --        22     0.10
5.20     6 months  Fixed-term, fixed-rate        2,500     3,820    17.71
5.60    12 months  Fixed-term, fixed-rate        2,500     3,677    17.05
5.70    18 months  Fixed-term, fixed-rate          500     1,336     6.20
5.96    30 months  Fixed-term, fixed-rate          500     1,103     5.12
6.47    48 months  Fixed-term, fixed-rate        2,500     2,156     9.99
        Negotiable Fixed-term, fixed-rate      100,000     6,052    28.07
                                                         -------   ------
                                                         $21,564   100.00%
                                                         =======   ======
_________
(1) No longer offered.

     The following table indicates the amount of jumbo certificates of deposit by time remaining until maturity as of June 30, 1998. Jumbo certificates of deposit require minimum deposits of $100,000, and have negotiable interest rates.

       Maturity Period                         Amount
       ---------------                         ------
                                           (In thousands)

       Less than three months................  $1,727
       Three through six months..............   1,574
       More than six through twelve months...   1,221
       Over twelve months....................   1,530
                                               ------
            Total............................  $6,052
                                               ======
Deposit Flow

     The following table sets forth the balances of savings deposits in the various types of savings accounts offered by the Savings Bank at the dates indicated.

                                             At June 30,
                                ---------------------------------------------
                                      1997                 1998
                                ----------------  ---------------------------
                                         Percent          Percent
                                           of                of      Increase
                                Amount    Total   Amount    Total   (Decrease)
                                ------   -------  ------   -------  ----------
                                                   (Dollars in thousands)

Regular savings accounts       $ 2,117    11.98%  $2,220   10.30%      $  103
Money market deposit             1,443     8.17    1,137    5.27         (306)
Fixed-rate certificates which
 mature in the year ended in(1):
  Within 1 year                 10,917    61.78   13,802    64.00       2,885
  After 1 year, but within
   2 years                       1,947    11.02    2,251    10.44         304
  After 2 years, but within
   5 years                       1,248     7.05    2,154     9.99         906
                               -------   ------  -------   ------      ------
     Total                     $17,672   100.00% $21,564   100.00%     $3,892
                               =======   ======  =======   ======      ======
_____________
(1) At June 30, 1997 and 1998, jumbo certificates amounted to $3.8 million and $6.1 million, respectively.

Time Deposits by Rates and Maturities

     The following table sets forth the certificates of deposit in the Savings Bank classified by rates at the dates indicated.

                                              At June 30,
                                         ------------------
                                         1997          1998
                                         ----          ----
                                        (In thousands)

  2.00 - 3.99% ......................  $     6       $    --
  4.00 - 5.99% ......................   10,202        12,888
  6.00 - 7.99% ......................    3,566         4,965
  8.00% and over.....................      338           354
                                       -------       -------
   Total.............................  $14,112       $18,207
                                       =======       =======

     The following table sets forth the amount and maturities of certificates of deposit at June 30, 1998.

                                            Amount Due
                  -----------------------------------------------------------
                          More    More     More
                          than    than     than
                          One     Two      Three                    Percent
                  Less    Year    Years    Years                    Of Total
                  Than     to      to       to     After            Certi-
                  One     Two     Three    Four      4              ficate
                  Year    Year    Years    Years   Years    Total   Accounts
                  ----    ----    -----    -----   -----    -----   --------
                                      (In thousands)

4.00 - 5.99%... $11,242  $1,431   $  161   $  54   $ --    $12,888   70.79%
6.00 - 7.99%...   2,559     725      943     530    208      4,965   27.27
8.00% and over.      --      94      260      --     --        354    1.94
                -------  ------   ------   -----   ----    -------  ------
    Total...... $13,801  $2,250   $1,364   $ 584   $208    $18,207  100.00%
                =======  ======   ======   =====   ====    =======  ======

Deposit Activities

    The following table sets forth the deposit activities of the Savings Bank for the periods indicated.

                                Year Ended June 30,
                                -------------------
                                1997          1998
                                   (In thousands)

  Beginning balance. . . .      $20,346    $17,672
                                -------    -------
  Net increase (decrease)
   before interest credited .    (3,639)     2,897
  Interest credited. . .            965        995
                                 _______     _____
  Net increase (decrease) in
   savings deposits. . .         (2,674)     3,892
                                 -------     -----

  Ending balance . . . .        $17,672    $21,564
                                =======    =======
Borrowings

       Savings deposits are the primary source of funds for the Savings Bank's lending and investment activities and for general business purposes. The Savings Bank has the ability to use advances from the FHLB-Atlanta to supplement
                             16
its supply of lendable funds and to meet deposit withdrawal requirements. The FHLB-Atlanta functions as a central reserve bank providing credit for savings and loan associations and certain other member financial institutions. As a member of the FHLB-Atlanta, the Savings Bank is required to own capital stock in the FHLB-Atlanta and is authorized to apply for advances on the security of such stock and certain of its mortgage loans and other assets (principally securities which are obligations of, or guaranteed by, the U.S. Government) provided certain creditworthiness standards have been met. Advances are made pursuant to several different credit programs. Each credit program has its own interest rate and range of maturities. Depending on the program, limitations on the amount of advances are based on the financial condition of the member institution and the adequacy of collateral pledged to secure the credit. At June 30, 1998, and during the two years ended June 30, 1998, the Savings Bank had no borrowings from the FHLB-Atlanta.

Competition

     The Savings Bank operates in an intensely competitive market for the attraction of savings deposits (its primary source of lendable funds) and in the origination of loans. Historically, its most direct competition for savings deposits has come from three large commercial banks in its market area. Particularly in times of high interest rates, the Savings Bank has faced additional significant competition for investors' funds from short-term money market securities and other corporate and government securities. The Savings Bank's competition for loans comes principally from mortgage bankers and commercial banks. Such competition for deposits and the origination of loans may limit the Savings Bank's future growth and earnings prospects.

Subsidiary Activities

     The Savings Bank has one wholly-owned subsidiary, Mitchell Mortgage and Investment Co., Inc., which was formed to hold stock in the Savings Bank's data processing servicer. This subsidiary has been inactive for the past five years. At June 30, 1998, the Savings Bank's investment in the subsidiary was $15,000.

                                REGULATION

The Savings Bank

     General. As a state-chartered, federally insured savings bank, the Savings Bank is subject to extensive regulation. Lending activities and other investments must comply with various statutory and regulatory requirements, including prescribed minimum capital standards. The Savings Bank is regularly examined by the FDIC and the Administrator and files periodic reports concerning the Savings Bank's activities and financial condition with its regulators. The Savings Bank's relationship with depositors and borrowers also is regulated to a great extent by both federal law and the laws of North Carolina, especially in such matters as the ownership of savings accounts and the form and content of mortgage documents.

     Federal and state banking laws and regulations govern all areas of the operation of the Savings Bank, including reserves, loans, mortgages, capital, issuance of securities, payment of dividends and establishment of branches. Federal and state bank regulatory agencies also have the general authority to limit the dividends paid by insured banks and bank holding companies if such payments should be deemed to constitute an unsafe and unsound practice. The respective primary federal regulators of the Corporation and the Savings Bank have authority to impose penalties, initiate civil and administrative actions and take other steps intended to prevent banks from engaging in unsafe or unsound practices.

     State Regulation and Supervision. As a North Carolina-chartered savings bank, the Savings Bank derives its authority from, and is regulated by, the Administrator. The Administrator has the right to promulgate rules and regulations necessary for the supervision and regulation of North Carolina-chartered savings banks under his jurisdiction and for the protection of the public investing in such institutions. The regulatory authority of the Administrator includes, but is not limited to: the establishment of reserve requirements; the regulation of the payment of dividends; the regulation of stock repurchases, the regulation of incorporators, stockholders, directors, officers and employees; the
                                 17
establishment of permitted types of withdrawable accounts and types of contracts for savings programs, loans and investments; and the regulation of the conduct and management of savings banks, chartering and branching of institutions, mergers, conversions and conflicts of interest. North Carolina law requires that the Savings Bank maintain federal deposit insurance as a condition of doing business. Under state law, savings banks in North Carolina with deposits insured by the SAIF are generally subject to restrictions with respect to activities and investments, transactions with affiliates and loans to one borrower similar to those applicable to SAIF-insured savings associations.

     The Administrator conducts regular examinations of North Carolina-chartered savings banks. The purpose of such examinations is to assure that institutions are being operated in compliance with applicable North Carolina law and regulations and in a safe and sound manner. These examinations are usually conducted on a joint basis with the FDIC. In addition, the Administrator is required to conduct an examination of any institution when he has good reason to believe that the standing and responsibility of the institution is of doubtful character or when he otherwise deems it prudent. The Administrator is empowered to order the revocation of the license of an institution if he finds that it has violated or is in violation of any North Carolina law or regulation and that revocation is necessary in order to preserve the assets of the institution and protect the interests of its depositors. The Administrator has the power to issue cease and desist orders if any person or institution is engaging in, or has engaged in, any unsafe or unsound practice or unfair and discriminatory practice in the conduct of its business or in violation of any other law, rule or regulation.

     A North Carolina-chartered savings bank must maintain net worth, computed in accordance with the Administrator's requirements, of 5% of total assets, and liquidity of 10% of total assets. See "-- Capital Requirements" and "-- Liquidity." Additionally, a North Carolina-chartered savings bank is required to maintain general valuation allowances and specific loss reserves in the same amounts as required by the FDIC.

     Subject to limitation by the Administrator, North Carolina-chartered savings banks may make any loan or investment or engage in any activity which is permitted to federally chartered institutions. However, a North Carolina-chartered savings bank cannot invest more than 15% of its total assets in business, commercial, corporate and agricultural loans. In addition to such lending authority, North Carolina-chartered savings banks are authorized to invest funds, in excess of loan demand, in certain statutorily permitted investments, including but not limited to (i) obligations of the United States, or those guaranteed by it; (ii) obligations of the State of North Carolina; (iii) bank demand or time deposits; (iv) stock or obligations of the federal deposit insurance fund or a FHLB; (v) savings accounts of any savings institution as approved by the board of directors; and (vi) stock or obligations of any agency of the State of North Carolina or of the United States or of any corporation doing business in North Carolina whose principal business is to make education loans.

     North Carolina law provides a procedure by which savings institutions may consolidate or merge, subject to approval of the Administrator. The approval is conditioned upon findings by the Administrator that, among other things, such merger or consolidation will promote the best interests of the members or stockholders of the merging institutions. North Carolina law also provides for simultaneous mergers and conversions and for supervisory mergers conducted by the Administrator.

     Deposit Insurance. The FDIC insures deposits at the Savings Bank to the maximum extent permitted by law. The Savings Bank pays deposit insurance premiums based on a risk-based assessment system established by the FDIC. Under applicable regulations, institutions are assigned to one of three capital groups which are based solely on the level of an institution's capital --"well capitalized," "adequately capitalized," and "undercapitalized" -- which are defined in the same manner as the regulations establishing the prompt corrective action system, as discussed below. These three groups are then divided into three subgroups which reflect varying levels of supervisory concern, from those which are considered to be healthy to those which are considered to be of substantial supervisory concern. The matrix so created results in nine assessment risk classifications, with rates that until September 30, 1996 ranged from 0.23% for well capitalized, financially sound institutions with only a few minor weaknesses to 0.31% for undercapitalized institutions that pose a substantial risk of loss to the SAIF unless effective corrective action is taken. The Savings Bank's assessments expensed for the year ended June 30, 1998 equaled $12,000.

      Pursuant to the Deposit Insurance Fund ("DIF") Act, which was enacted on September 30, 1996, the FDIC imposed a special assessment on each depository institution with SAIF-assessable deposits which resulted in the SAIF achieving its designated reserve ratio. In connection therewith, the FDIC reduced the assessment schedule for SAIF members, effective January 1, 1997, to a range of 0% to 0.27%, with most institutions, including the Savings Bank, paying 0%. This assessment schedule is the same as that for the BIF, which reached its designated reserve ratio in 1995. In addition, since January 1, 1997, SAIF members are charged an assessment of 0.065% of SAIF-assessable deposits for the purpose of paying interest on the obligations issued by the Financing Corporation ("FICO") in the 1980s to help fund the thrift industry cleanup. BIF-assessable deposits will be charged an assessment to help pay interest on the FICO bonds at a rate of approximately .013% until the earlier of December 31, 1999 or the date upon which the last savings association ceases to exist, after which time the assessment will be the same for all insured deposits.

     The DIF Act provides for the merger of the BIF and the SAIF into the Deposit Insurance Fund on January 1, 1999, but only if no insured depository institution is a savings association on that date. The DIF Act contemplates the development of a common charter for all federally chartered depository institutions and the abolition of separate charters for national banks and federal savings associations. It is not known what form the common charter may take and what effect, if any, the adoption of a new charter would have on the operation of the Savings Bank.

     The FDIC may terminate the deposit insurance of any insured depository institution if it determines after a hearing that the institution has engaged or is engaging in unsafe or unsound practices, is in an unsafe or unsound condition to continue operations, or has violated any applicable law, regulation, order or any condition imposed by an agreement with the FDIC. It also may suspend deposit insurance temporarily during the hearing process for the permanent termination of insurance, if the institution has no tangible capital. If insurance of accounts is terminated, the accounts at the institution at the time of termination, less subsequent withdrawals, shall continue to be insured for a period of six months to two years, as determined by the FDIC. Management is aware of no existing circumstances which could result in termination of the deposit insurance of the Savings Bank.

     Prompt Corrective Action. Each federal banking agency is required to implement a system of prompt corrective action for institutions which it regulates. The federal banking agencies have promulgated substantially similar regulations to implement this system of prompt corrective action. Under the regulations, an institution shall be deemed to be: (i) "well capitalized" if it has a total risk-based capital ratio of 10.0% or more, has a Tier I risk-based capital ratio of 6.0% or more, has a Tier I leverage capital ratio of 5.0% or more and is not subject to specified requirements to meet and maintain a specific capital level for any capital measure; (ii) "adequately capitalized" if it has a total risk-based capital ratio of 8.0% or more, a Tier I risk-based capital ratio of 4.0% or more and a Tier I leverage capital ratio of 4.0% or more (3.0% under certain circumstances) and does not meet the definition of "well capitalized;" (iii) "undercapitalized" if it has a total risk-based capital ratio that is less than 8.0%, a Tier I risk-based capital ratio that is less than 4.0% or a Tier I leverage capital ratio that is less than 4.0% (3.0% under certain circumstances); (iv) "significantly undercapitalized" if it has a total risk-based capital ratio that is less than 6.0%, a Tier I risk-based capital ratio that is less than 3.0% or a Tier I leverage capital ratio that is less than 3.0%; and (v) "critically undercapitalized" if it has a ratio of tangible equity to total assets that is equal to or less than 2.0%.

     A federal banking agency may, after notice and an opportunity for a hearing, reclassify a well capitalized institution as adequately capitalized and may require an adequately capitalized institution or an undercapitalized institution to comply with supervisory actions as if it were in the next lower category if the institution is in an unsafe or unsound condition or engaging in an unsafe or unsound practice. (The FDIC may not, however, reclassify a significantly undercapitalized institution as critically undercapitalized.)

        An institution generally must file a written capital restoration plan which meets specified requirements, as well as a performance guaranty by each company that controls the institution, with the appropriate federal banking agency within 45 days of the date that the institution receives notice or is deemed to have notice that it is undercapitalized, significantly undercapitalized or critically undercapitalized. Immediately upon becoming undercapitalized, an institution shall become subject to mandatory and discretionary restrictions on its operations.

     At June 30, 1998, the Savings Bank was categorized as "well capitalized" under the prompt corrective action regulations of the FDIC.

     Standards for Safety and Soundness. The federal banking regulatory agencies have prescribed, by regulation, standards for all insured depository institutions relating to: (i) internal controls, information systems and internal audit systems; (ii) loan documentation; (iii) credit underwriting;
(iv) interest rate risk exposure; (v) asset growth; (vi) asset quality; (vii) earnings; and (viii) compensation, fees and benefits ("Guidelines"). The Guidelines set forth the safety and soundness standards that the federal banking agencies use to identify and address problems at insured depository institutions before capital becomes impaired. If the FDIC determines that the Savings Bank fails to meet any standard prescribed by the Guidelines, the agency may require the Savings Bank to submit to the agency an acceptable plan to achieve compliance with the standard. FDIC regulations establish deadlines for the submission and review of such safety and soundness compliance plans.

     Capital Requirements. The FDIC's minimum capital standards applicable to FDIC-regulated banks and savings banks require the most highly-rated institutions to meet a "Tier 1" leverage capital ratio of at least 3% of total assets. Tier 1 (or "core capital") consists of common stockholders' equity, noncumulative perpetual preferred stock and minority interests in consolidated subsidiaries minus all intangible assets other than limited amounts of purchased mortgage servicing rights and certain other accounting adjustments. All other banks must have a Tier 1 leverage ratio of at least 100-200 basis points above the 3% minimum. The FDIC capital regulations establish a minimum leverage ratio of not less than 4% for banks that are not the most highly rated or are anticipating or experiencing significant growth.

     The FDIC's capital regulations require higher capital levels for banks which exhibit more than a moderate degree of risk or exhibit other characteristics which necessitate that higher than minimum levels of capital be maintained. Any insured bank with a Tier 1 capital to total assets ratio of less than 2% is deemed to be operating in an unsafe and unsound condition pursuant to the FDIA unless the insured bank enters into a written agreement, to which the FDIC is a party, to correct its capital deficiency. Insured banks operating with Tier 1 capital levels below 2% (and which have not entered into a written agreement) are subject to an insurance removal action. Insured banks operating with lower than the prescribed minimum capital levels generally will not receive approval of applications submitted to the FDIC. Also, inadequately capitalized state nonmember banks will be subject to such administrative action as the FDIC deems necessary.

     FDIC regulations also require that banks meet a risk-based capital standard. The risk-based capital standard requires the maintenance of total capital (which is defined as Tier 1 capital and Tier 2 or supplementary capital) to risk weighted assets of 8% and Tier 1 capital to risk-weighted assets of 4%. In determining the amount of risk-weighted assets, all assets, plus certain off balance sheet items, are multiplied by a risk-weight of 0% to 100%, based on the risks the FDIC believes are inherent in the type of asset or item. The components of Tier 1 capital are equivalent to those discussed above under the 3% leverage requirement. The components of supplementary capital currently include cumulative perpetual preferred stock, adjustable-rate perpetual preferred stock, mandatory convertible securities, term subordinated debt, intermediate-term preferred stock and allowance for possible loan and lease losses. Allowance for possible loan and lease losses includable in supplementary capital is limited to a maximum of 1.25% of risk-weighted assets. Overall, the amount of capital counted toward supplementary capital cannot exceed 100% of Tier 1 capital. The FDIC includes in its evaluation of a bank's capital adequacy an assessment of the exposure to declines in the economic value of the bank's capital due to changes in interest rates. However, no measurement framework for assessing the level of a bank's interest rate risk exposure has been codified. In the future, the FDIC will issue a proposed rule that would establish an explicit minimum capital charge for interest rate risk, based on the level of a bank's measured interest rate risk exposure.

     An undercapitalized, significantly undercapitalized, or critically undercapitalized institution is required to submit an acceptable capital restoration plan to its appropriate federal banking agency. The plan must specify (i) the steps the institution will take to become adequately capitalized, (ii) the capital levels to be attained each year, (iii) how the institution will comply with any regulatory sanctions then in effect against the institution and (iv) the types and levels of activities in which the institution will engage. The banking agency may not accept a capital restoration plan unless the agency determines, among other things, that the plan "is based on realistic assumptions, and is likely to succeed in restoring the institution's capital" and "would not appreciably increase the risk...to which the institution is exposed." Under the FDIA, a bank holding company must guarantee that a subsidiary depository institution meet its capital restoration plan, subject to certain limitations. The obligation of a controlling bank holding company under the FDIA to fund a capital restoration plan is limited to the lesser of 5.0% of an undercapitalized subsidiary's assets and the amount required to meet regulatory capital requirements.

     The FDIA provides that the appropriate federal regulatory agency must require an insured depository institution that is significantly undercapitalized or its undercapitalized and either fails to submit an acceptable capital restoration plan within the time period allowed or fails in any material respect to implement a capital restoration plan accepted by the appropriate federal banking agency to take one or more of the following actions: (i) sell enough shares, including voting shares, to become adequately capitalized; (ii) merge with (or be sold to) another institution (or holding company), but only if grounds exist for appointing a conservator or receiver; (iii) restrict certain transactions with banking affiliates as if the "sister bank" requirements of Section 23A of the Federal Reserve Act ("FRA") did not exist; (iv) otherwise restrict transactions with bank or non-bank affiliates; (v) restrict interest rates that the institution pays on deposits to "prevailing rates" in the institution's region; (vi) restrict asset growth or reduce total assets; (vii) alter, reduce or terminate activities; (viii) hold a new election of directors; (ix) dismiss any director or senior executive officer who held office for more than 180 days immediately before the institution became undercapitalized; (x) employ "qualified" senior executive officers; (xi) cease accepting deposits from correspondent depository institutions; (xii) divest certain non-depository affiliates which pose a danger to the institution; (xiii) be divested by a parent holding company; and (xiv) take any other action which the agency determines would better carry out the purposes of the Prompt Corrective Action provisions. See "-- Prompt Corrective Action."

     The Administrator requires that net worth equal at least 5% of total assets. Intangible assets must be deducted from net worth and assets when computing compliance with this requirement. At June 30, 1998, the Savings Bank had a Tier 1 leverage capital ratio of 31.8% and net worth of 32.5% of total assets.

     The FDIC has adopted the Federal Financial Institutions Examination Council's recommendation regarding the adoption of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." Specifically, the agencies determined that net unrealized holding gains or losses on available for sale debt and equity securities should not be included when calculating core and risk-based capital ratios.

     FDIC capital requirements are designated as the minimum acceptable standards for banks whose overall financial condition is fundamentally sound, which are well-managed and have no material or significant financial weaknesses. The FDIC capital regulations state that, where the FDIC determines that the financial history or condition, including off-balance sheet risk, managerial resources and/or the future earnings prospects of a bank are not adequate and/or a bank has a significant volume of assets classified substandard, doubtful or loss or otherwise criticized, the FDIC may determine that the minimum adequate amount of capital for that bank is greater than the minimum standards established in the regulation.

     The Savings Bank's management believes that, under the current regulations, the Savings Bank will continue to meet its minimum capital requirements in the foreseeable future. However, events beyond the control of the Savings Bank, such as a downturn in the economy in areas where the Savings Bank has most of its loans, could adversely affect future earnings and, consequently, the ability of the Savings Bank to meet its capital requirements.

     Activities and Investments of Insured State-Chartered Banks. The FDIA generally limits the activities and equity investments of FDIC-insured, state-chartered banks to those that are permissible for national banks. Under regulations dealing with equity investments, an insured state bank generally may not directly or indirectly acquire or retain any equity investment of a type, or in an amount, that is not permissible for a national bank. An insured state bank is not prohibited from, among other things, (i) acquiring or retaining a majority interest in a subsidiary, (ii) investing as a limited partner in a partnership the sole purpose of which is direct or indirect investment in the acquisition, rehabilitation or new construction of a qualified housing project, provided that such limited partnership investments may not exceed 2% of the bank's total assets, (iii) acquiring up to 10% of the voting stock of a company that solely provides or reinsures directors', trustees' and officers' liability insurance coverage or bankers' blanket bond group insurance coverage for insured depository institutions, and (iv) acquiring or retaining the voting shares of a depository institution if certain requirements are met.

     Subject to certain regulatory exceptions, FDIC regulations provide that an insured state-chartered bank may not, directly, or indirectly through a subsidiary, engage as "principal" in any activity that is not permissible for a national bank unless the FDIC has determined that such activities would pose no risk to the insurance fund of which it is a member and the bank is in compliance with applicable regulatory capital requirements. Any insured state-chartered bank directly or indirectly engaged in any activity that is not permitted for a national bank or for which the FDIC has granted and exception must cease the impermissible activity.

     Loans-to-One-Borrower. The Savings Bank is subject to the Administrator's loan-to-one-borrower limits. Under these limits, no loans and extensions of credit to any borrower outstanding at one time and not fully secured by readily marketable collateral shall exceed 15% of the net worth of the savings bank. Loans and extensions of credit fully secured by readily marketable collateral may comprise an additional 10% of net worth. These limits also authorize savings banks to make loans-to-one-borrower, for any purpose, in an amount not to exceed $500,000. A savings institution also is authorized to make loans to one borrower to develop domestic residential housing units, not to exceed the lesser of $30 million, or 30% of the savings institution's net worth, provided that (i) the purchase price of each single-family dwelling in the development does not exceed $500,000; (ii) the savings institution is in compliance with its fully phased-in capital requirements; (iii) the loans comply with applicable loan-to-value requirements; (iv) the aggregate amount of loans made under this authority does not exceed 150% of net worth; and (v) the institution's regulator issued an order permitting the savings institution to use this higher limit. These limits also authorize a savings bank to make loans-to-one-borrower to finance the sale of real property acquired in satisfaction of debt in an amount up to 50% of net worth.

     At June 30, 1998 the Savings Bank's loans-to-one-borrower limit was approximately $1.7 million. At June 30, 1998, the largest aggregate amount of loans by the Savings Bank to any one borrower was approximately $1.2 million, which was a loan made to the corporate owner and operator of a local commercial property. See "-- Lending Activities -- Commercial Real Estate Lending."

     Environmental Issues Associated With Real Estate Lending. The Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), a federal statute, generally imposes strict liability on, among other things, all prior and present "owners and operators" of hazardous waste sites. However, the U.S. Congress created a safe harbor provision for secured creditors by providing that the term "owner and operator" excludes a person who, without participating in the management of the site, holds indicia of ownership primarily to protect its security interest in the site. Since the enactment of the CERCLA, this "secured creditor exemption" has been the subject of judicial interpretations which have left open the possibility that lenders could be liable for cleanup costs on contaminated property that the hold as collateral for a loan.

     In response to the uncertainty created by judicial interpretations, in April 1992, the United States Environmental Protection Agency ("EPA"), an agency within the Executive Branch of the government, promulgated a regulation clarifying when and how secured creditors could be liable for cleanup costs under the CERCLA. Generally, the regulation protected a secured creditor that acquired full title to collateral property through foreclosure as long as the creditor did not participate in the property's management before foreclosure and undertook certain due diligence efforts to divest itself of the property. However, in February 1994, the U.S. Court of Appeals for the District of Columbia Circuit held that the EPA lacked authority to promulgate such regulation on the grounds that Congress meant for decisions on liability under the CERCLA to be made by the courts and not the Executive Branch. In January 1995, the U.S. Supreme Court denied to review the U.S. Court of Appeal's decision. In light of this adverse court ruling, in October 1995 the EPA issued a statement entitled "Policy on CERCLA Enforcement Against Lenders and Government Entities that Acquire Property Involuntarily" explaining that as an enforcement policy, the EPA intended to apply as guidance the provisions of the EPA lender liability rule promulgated in 1992.

     To the extent that legal uncertainty exists in this area, all creditors, including the Savings Bank, that have made loans secured by properties with potential hazardous waste contamination (such as petroleum contamination) could be subject to liability for cleanup costs, which costs often substantially exceed the value of the collateral property.

     Federal Reserve System. All depository institutions that maintain transaction accounts or nonpersonal time deposits must maintain reserve requirements (under "Regulation D") imposed by the Federal Reserve. These reserves may be in the form of cash or non-interest-bearing deposits with the regional Federal Reserve Bank. NOW accounts and other types of accounts that permit payments or transfers to third parties fall within the definition of transaction accounts and are subject to Regulation D reserve requirements, as are any nonpersonal time deposits at a bank. Under Regulation D, a bank must establish reserves equal to 3% of the first $54.0 million of transaction accounts, of which the first $4.2 million is exempt, and 10% on the remainder. The reserve requirement on nonpersonal time deposits with original maturities of less than 1-1/2 years is 0%. As of June 30, 1998, the Savings Bank met its reserve requirements.

     Liquidity. The Savings Bank is subject to the Administrator's requirement that the ratio of liquid assets to total assets equal at least 10%. The computation of liquidity under North Carolina regulation allows the inclusion of mortgage-backed securities and investments which, in the judgment of the Administrator, have a readily marketable value, including investment with maturities in excess of five years. At June 30, 1998, the Savings Bank's liquidity ratio calculated in accordance with North Carolina regulations, was approximately 15.8%.

     Affiliate Transactions. The Corporation and the Savings Bank are legal entities separate and distinct. Various legal limitations restrict the Savings Bank from lending or otherwise supplying funds to the Corporation (an "affiliate"), generally limiting such transactions with the affiliate to 10% of the bank's capital and surplus and limiting all such transactions to 20% of the bank's capital and surplus. Such transactions, including extensions of credit, sales of securities or assets and provision of services, also must be on terms and conditions consistent with safe and sound banking practices, including credit standards, that are substantially the same or at least as favorable to the bank as those prevailing at the time for transactions with unaffiliated companies.

     Federally insured banks are subject, with certain exceptions, to certain restrictions on extensions of credit to their parent holding companies or other affiliates, on investments in the stock or other securities of affiliates and on the taking of such stock or securities as collateral from any borrower. In addition, such banks are prohibited from engaging in certain tie-in arrangements in connection with any extension of credit or the providing of any property or service.

     Community Reinvestment Act. Banks are also subject to the provisions of the Community Reinvestment Act of 1977 ("CRA"), which requires the appropriate federal bank regulatory agency, in connection with its regular examination of a bank, to assess the bank's record in meeting the credit needs of the community serviced by the bank, including low and moderate income neighborhoods. The regulatory agency's assessment of the bank's record is made available to the public. Further, such assessment is required of any bank which has applied, among other things, to establish a new branch office that will accept deposits, relocate an existing office or merge or consolidate with, or acquire the assets or assume the liabilities of, a federally regulated financial institution. The Savings Bank received a "satisfactory" rating during its most recent CRA examination.

     Dividends. Dividends from the Savings Bank constitute the major source of funds for dividends which may be paid by the Corporation. The amount of dividends payable by the Savings Bank to the Corporation will depend upon the Savings Bank's earnings and capital position, and is limited by federal and state laws, regulations and policies. According to North Carolina law, the Savings Bank may not declare or pay a cash dividend on its capital stock if it would cause its net worth to be reduced below (i) the amount required for the liquidation account established in connection with the Conversion and (ii) the minimum amount required by applicable federal and state regulations. In addition, a North Carolina-chartered stock savings bank, for a period of five years after its conversion from mutual to stock form, must obtain the written approval from the Administrator before declaring or paying a cash dividend on its capital stock in an amount in excess of one-half of the greater of (i) the institution's net income for the most recent fiscal year end, or (ii) the average of the institution's net income after dividends for the most recent fiscal year end and not more than two of the immediately preceding fiscal year ends, if applicable.

     The amount of dividends actually paid during any one period are strongly affected by the Savings Bank's management policy of maintaining a strong capital position. Federal law further provides that no insured depository institution may make any capital distribution (which would include a cash dividend) if, after making the distribution, the institution would be "undercapitalized," as defined in the prompt corrective action regulations. Moreover, the federal bank regulatory agencies also have the general authority to limit the dividends paid by insured banks if such payments should be deemed to constitute an unsafe and unsound practice.

The Corporation

     General. The Corporation, as the sole shareholder of the Savings Bank, is a bank holding company and is registered as such with the Board of Governors of the Federal Reserve System ("Federal Reserve"). Bank holding companies are subject to comprehensive regulation by the Federal Reserve under the Bank Holding Company Act of 1956, as amended ("BHCA") and the regulations of the Federal Reserve. As a bank holding company, the Corporation will be required to file with the Federal Reserve annual reports and such additional information as the Federal Reserve may require and will be subject to regular examinations by the Federal Reserve. The Federal Reserve also has extensive enforcement authority over bank holding companies, including, among other things, the ability to assess civil money penalties, to issue cease and desist or removal orders and to require that a holding company divest subsidiaries (including its bank subsidiaries). In general, enforcement actions may be initiated for violations of law and regulations and unsafe or unsound practices.

     Under the BHCA, a bank holding company must obtain Federal Reserve approval before: (1) acquiring, directly or indirectly, ownership or control of any voting shares of another bank or bank holding company if, after such acquisition, it would own or control more than 5% of such shares (unless it already owns or controls the majority of such shares); (2) acquiring all or substantially all of the assets of another bank or bank holding company; or
(3) merging or consolidating with another bank holding company.

     Any direct or indirect acquisition by a bank holding company or its subsidiaries of more than 5% of the voting shares of, or substantially all of the assets of, any bank located outside of the state in which the operations of the bank holding company's banking subsidiaries are principally conducted, may not be approved by the Federal Reserve unless the laws of the state in which the bank to be acquired is located specifically authorize such an acquisition. Most states have authorized interstate bank acquisitions by out-of-state bank holding companies on either a regional or a national basis, and most such statutes require the home state of the acquiring bank holding company to have enacted a reciprocal statute. North Carolina law permits out-of-state bank holding companies to acquire banks or bank holding companies located in North Carolina so long as the laws of the state in which the acquiring bank holding company is located permit bank holding companies located in North Carolina to acquire banks or bank holding companies in the acquiror's state and the North Carolina bank sought to be acquired has been in existence for at least three years. Beginning September 30, 1995, federal law permits well capitalized and well managed bank holding companies to acquire control of an existing bank in any state.

     The BHCA also prohibits a bank holding company, with certain exceptions, from acquiring direct or indirect ownership or control of more than 5% of the voting shares of any company that is not a bank or bank holding company and from engaging directly or indirectly in activities other than those of banking, managing or controlling banks, or providing services for its subsidiaries. Under the BHCA, the Federal Reserve is authorized to approve the ownership of shares by a bank holding company in any company, the activities of which the Federal Reserve has determined to be so closely related to the business of banking or managing or controlling banks as to be a proper incident thereto. The list of activities determined by regulation to be closely related to banking within the meaning of the BHCA includes, among other things: operating a savings institution, mortgage company, finance company, credit card company or factoring company; performing certain data processing operations; providing certain investment and financial advice; underwriting and acting as an insurance agent for certain types of credit-related insurance; leasing property on a full-payout, non-operating basis; selling money orders, travelers' checks and U.S. Savings Bonds; real estate and personal property appraising; providing tax planning and preparation services; and, subject to certain limitations, providing securities brokerage services for customers.

     Interstate Banking. The Riegle-Neal Interstate Banking and Branching Efficiency Act of 1994 ("Interstate Banking Act") permits adequately capitalized bank and savings bank holding companies to acquire control of banks and savings banks in any state beginning on September 29, 1995, one year after the effectiveness of the Interstate Banking Act. North Carolina adopted nationwide reciprocal interstate acquisition legislation in 1994.

     Such interstate acquisitions are subject to certain restrictions. States may require the bank or savings bank being acquired to have been in existence for a certain length of time but not in excess of five years. In addition, no bank or savings bank may acquire more than 10% of the insured deposits in the United States or more than 30% of the insured deposits in any one state, unless the state specifically legislated a higher deposit cap. States are free to legislate stricter deposit caps and, at present, 18 states have deposit caps lower than 30%.

     The Interstate Banking Act also provides for interstate branching. The McFadden Act of 1927 established state lines as the ultimate barrier to geographic expansion of a banking network by branching. The Interstate Banking Act withdraws these barriers, effective June 1, 1997, allowing interstate branching in all states, provided that a particular state has not specifically prohibited interstate branching by legislation prior to such time. Unlike interstate acquisitions, a state may prohibit interstate branching if it specifically elects to do so by June 1, 1997. States may choose to allow interstate branching prior to June 1, 1997 by opting-in to a group of states that permits these transactions. These states generally allow interstate branching via a merger of an out-of-state bank with an in-state bank, or on a de novo basis. North Carolina has enacted legislation permitting interstate branching transactions.

     The Interstate Banking Act also modifies the controversial safety and soundness provisions contained in the 1991 Banking Law which required the banking regulatory agencies to promulgate regulations governing such topics as internal controls, loan documentation, credit underwriting, interest rate exposure, asset growth, compensation and fees and other matters those agencies determine to be appropriate. The legislation exempts bank holding companies from these provisions and requires the agencies to prepare guidelines, as opposed to regulations, dealing with these areas. It also gives more discretion to the banking regulatory agencies in prescribing standards for banks' asset quality, earnings and stock valuation.

     The Interstate Banking Act also expanded exemptions from the requirement that banks be examined on a 12-month cycle. Exempted banks are inspected every 18 months. Other provisions address paperwork reduction and regulatory improvements, small business and commercial real estate loan securitization, truth-in-lending amendments regarding high cost mortgages, strengthening of the independence of certain financial regulatory agencies, money laundering, flood insurance reform and extension of certain statutes of limitations.

     Dividends. The Federal Reserve has issued a policy statement on the payment of cash dividends by bank holding companies, which expresses the Federal Reserve's view that a bank holding company should pay cash dividends only to the extent that the company's net income for the past year is sufficient to cover both the cash dividends and a rate of earning retention that is consistent with the company's capital needs, asset quality and overall financial condition. The Federal Reserve also indicated that it would be inappropriate for a company experiencing serious financial problems to borrow funds to pay dividends. Furthermore, under the prompt corrective action regulations adopted by the Federal Reserve pursuant to FDICIA, the Federal Reserve may prohibit a bank holding company from paying any dividends if the holding company's bank subsidiary is classified as "undercapitalized" under the prompt corrective action regulations.

     Bank holding companies, except for certain "well-capitalized" bank holding companies, are required to give the Federal Reserve prior written notice of any purchase or redemption of its outstanding equity securities if the gross consideration for the purchase or redemption, when combined with the net consideration paid for all such purchases or redemptions during the preceding 12 months, is equal to 10% or more of their consolidated net worth. The Federal Reserve may disapprove such a purchase or redemption of it determines that the proposal would constitute an unsafe or unsound practice or would violate any law, regulation, Federal Reserve order, or any condition imposed by, or written agreement with, the Federal Reserve.

     Capital Requirements. The Federal Reserve has established capital adequacy guidelines for bank holding companies that generally parallel the capital requirements of the FDIC for the Savings Bank. The Federal Reserve regulations provide that capital standards will be applied on a consolidated basis in the case of a bank holding company with $150 million or more in total consolidated assets. For bank holding companies with less than $150 million in consolidated assets, such as the Savings Bank, the guidelines are applied on a bank-only basis unless the parent bank holding company (i) is engaged in nonbank activity involving significant leverage or (ii) has a significant amount of outstanding debt that is held by the general public.

     Bank holding companies subject to the Federal Reserve's capital adequacy guidelines are required to comply with the Federal Reserve's risk-based capital regulations. Under these regulations, the minimum ratio of total capital to risk-weighted assets (including certain off-balance sheet activities, such as standby letters of credit) is 8%. At least half of the total capital is required to be Tier 1 capital, principally consisting of common stockholders' equity, noncumulative perpetual preferred stock, and a limited amount of cumulative perpetual preferred stock, less certain goodwill items. The remainder, Tier II capital, may consist of a limited amount of subordinated debt, certain hybrid capital instruments and other debt securities, perpetual preferred stock, and a limited amount of the general loan loss allowance. In addition to the risk-based capital guidelines, the Federal Reserve has adopted a minimum Tier I (leverage) capital ratio, under which a bank holding company must maintain a minimum level of Tier 1 capital to average total consolidated assets of at least 3% in the case of a bank holding company which has the highest regulatory examination rating and is not contemplating significant growth or expansion. All other bank holding companies are expected to maintain a Tier 1 (leverage) capital ratio of at least 1% to 2% above the state minimum.

                                 TAXATION

Federal Taxation

     General. The Corporation and the Savings Bank report their income on a calendar year basis using the accrual method of accounting and are subject to federal income taxation in the same manner as other corporations with some exceptions. The following discussion of tax matters is intended only as a summary and does not purport to be a comprehensive description of the tax rules applicable to the Savings Bank or the Corporation.

     Tax Bad Debt Reserves. Historically, savings institutions such as the Savings Bank which met certain definitional tests primarily related to their assets and the nature of their business ("qualifying thrift") were permitted to establish a reserve for bad debts and to make annual additions thereto, which may have been deducted in arriving at their taxable income. The Savings Bank's deductions with respect to "qualifying real property loans," which are generally loans secured by certain interest in real property, were computed using an amount based on the Savings Bank's actual loss experience, or a percentage equal to 8% of the Savings Bank's taxable income, computed with certain modifications and reduced by the amount of any permitted additions to the non-qualifying reserve. Due to the Savings Bank's loss experience, the Savings Bank generally recognized a bad debt deduction equal to 8% of taxable income.

     The thrift bad debt rules were revised by Congress in 1996. The new rules eliminated the percentage of taxable income method for deducting additions to the tax bad debt reserves for all thrifts for tax years beginning after December 31, 1995. These rules also required that all institutions recapture all or a portion of their bad debt reserves added since the base year (last taxable year beginning before January 1, 1988). For taxable years beginning after December 31, 1995, the Savings Bank's bad debt deduction must be determined under the experience method using a formula based on actual bad debt experience over a period of years or, if the Savings Bank is a "large" association (assets in excess of $500 million) on the basis of net charge-offs during the taxable year. The new rules allowed an institution to suspend bad debt reserve recapture for the 1996 and 1997 tax years if the institution's lending activity for those years is equal to or greater than the institutions average mortgage lending activity for the six taxable years preceding 1996 adjusted for inflation. For this purpose, only home purchase or home improvement loans are included and the institution can elect to have the tax years with the highest and lowest lending activity removed from the average calculation. If an institution is permitted to postpone the reserve recapture, it must begin its six year recapture no later than the 1998 tax year. The unrecaptured base year reserves will not be subject to recapture as long as the institution continues to carry on the business of banking. In addition, the balance of the pre-1988 bad debt reserves continues to be subject to provisions of present law referred to below that require recapture of the pre-1988 bad debt reserve in the case of certain excess distributions to shareholders.

     Distributions. To the extent that the Savings Bank makes "nondividend distributions" to the Corporation that are considered as made: (i) from the reserve for losses on qualifying real property loans, to the extent the reserve for such losses exceeds the amount that would have been allowed under the experience method; or (ii) from the supplemental reserve for losses on loans ("Excess Distributions"), then an amount based on the amount distributed will be included in the Savings Bank's taxable income. Nondividend distributions include distributions in excess of the Savings Bank's current and accumulated earnings and profits, distributions in redemption of stock, and distributions in partial or complete liquidation. However, dividends paid out of the Savings Bank's current or accumulated earnings and profits, as calculated for federal income tax purposes, will not be considered to result in a distribution from the Savings Bank's bad debt reserve. Thus, any dividends to the Corporation that would reduce amounts appropriated to the Savings Bank's bad debt reserve and deducted for federal income tax purposes would create a tax liability for the Savings Bank. The amount of additional taxable income attributable to an Excess Distribution is an amount that, when reduced by the tax attributable to the income, is equal to the amount of the distribution. Thus, if the Savings Bank makes a "nondividend distribution," then approximately one and one-half times the amount so used would be includable in gross income for federal income tax purposes, assuming a 35% corporate income tax rate (exclusive of state and local taxes). See "REGULATION -- The Savings Bank -- Dividends" for limits on the payments of dividends by the Savings Bank. The Savings Bank does not intend to pay dividends that would result in a recapture of any portion of its tax bad debt reserve.

     Corporate Alternative Minimum Tax. The Internal Revenue Code of 1986, as amended ("Code") imposes a tax on alternative minimum taxable income ("AMTI") at a rate of 20%. The excess of the tax bad debt reserve deduction using the percentage of taxable income method over the deduction that would have been allowable under the experience method is treated as a preference item for purposes of computing the AMTI. In addition, only 90% of AMTI can be offset by net operating loss carryovers. AMTI is increased by an amount equal to 75% of the amount by which the Savings Bank's adjusted current earnings exceeds its AMTI (determined without regard to this preference and prior to reduction for net operating losses). For taxable years beginning after December 31, 1986, and before January 1, 1996, an environmental tax of .12% of the excess of AMTI (with certain modification) over $2.0 million is imposed on corporations, including the Savings Bank, whether or not an Alternative Minimum Tax ("AMT") is paid.

     Dividends-Received Deduction and Other Matters. The Corporation may exclude from its income 100% of dividends received from the Savings Bank as a member of the same affiliated group of corporations. The corporate dividends-received deduction is generally 70% in the case of dividends received from unaffiliated corporations with which the Corporation and the Savings Bank will not file a consolidated tax return, except that if the Corporation or the Savings Bank owns more than 20% of the stock of a corporation distributing a dividend, then 80% of any dividends received may be deducted.

     Audits. The Corporation's and the Savings Bank's Federal income tax returns have not been audited during the last five years.

State and Local Taxation

     The North Carolina corporate income tax is 7.5% of federal taxable income as computed under the Code, subject to certain prescribed adjustments. In addition, for tax years beginning in 1991, 1992, 1993 and 1994, corporate taxpayers were required to pay a surtax equal to 4%, 3%, 2% and 1%, respectively, of the state income tax otherwise payable by it. An annual state franchise tax is imposed a rate of 0.15% applied to the greater of the institution's (i) capital stock, surplus and undivided profits, (ii) investment in tangible property in North Carolina or (iii) appraised valuation of property in North Carolina.

     The Corporation's and the Savings Bank's North Carolina income tax returns have not been audited during the last five years.

Personnel

     As of June 30, 1998, the Savings Bank had six full-time employees and one part-time employee. The employees are not represented by a collective bargaining unit and the Savings Bank believes its relationship with its employees is good.

Item 2.  Description of Property
--------------------------------

     The Savings Bank has no branch offices. The Savings Bank owns its main office located at 210 Oak Avenue, Spruce Pine, North Carolina 28777. The office was opened in 1957 and the square footage is approximately 5,400 feet. At June 30,1998, the net book value of the property (including land and building) and the Savings Bank's fixtures, furniture and equipment was $56,000.

Item 3.  Legal Proceedings
--------------------------

     Periodically, there have been various claims and lawsuits involving the Savings Bank, such as claims to enforce liens, condemnation proceedings on properties in which the Savings Bank holds security interests, claims involving the making and servicing of real property loans and other issues incident to the Savings Bank's business. The Savings Bank is not a party to any pending legal proceedings that it believes would have a material adverse effect on the financial condition or operations of the Savings Bank.

Item 4.  Submission of Matters to a Vote of Security-Holders
------------------------------------------------------------

     No matters were submitted to a vote of security holders during the fourth quarter of the fiscal year ended June 30, 1998.

                                 PART II

Item 5.  Market for Common Equity and Related Stockholder Matters
-----------------------------------------------------------------

     The common stock of Mitchell Bancorp is traded in the over-the counter market as reported on The Nasdaq SmallCap Market under the symbol "MBSP." As of September 14, 1998, there were approximately 302 shareholders of record.

     Declarations or payments of dividends will be subject to determination by the Corporation's Board of Directors, which will take into account the Corporation's financial condition, results of operations, tax considerations, capital requirements, industry standards, economic conditions and other factors, including the regulatory restrictions which affect the payment of dividends by the Savings Bank to the Corporation. Under current North Carolina regulations, the Corporation could not declare or pay a cash dividend if the effect thereof would be to reduce its net worth to an amount which is less than the minimum required by the FDIC and the Administrator. In addition, for a period of five years after the consummation of the Conversion, the Corporation will be required, under existing regulations, to obtain the prior written approval of the Administrator before it can declare and pay a cash dividend on its capital stock in an amount in excess of one-half of the greater of (i) its net income for the most recent fiscal year, or (ii) the average of its net income after dividends for the most recent fiscal year and not more than two of the immediately preceding fiscal years, if applicable. No assurances can be given that dividends will continue.

     The stock prices shown below reflect the initial public offering ("IPO") price and the high and low prices by quarter as reported by The Nasdaq Stock Market from July 12, 1996, the initial offering date, through the year ended June 30, 1998.

                                     Market Price          Cash
                                     ------------      Dividends Paid
                                     High    Low         Per Share
                                     ----    ---         ---------

            IPO.....................$10.00  $10.00         $ --

            September 30, 1996...... 12.75   10.125          --
            December 31, 1996....... 14.25   12.125          --
            March 31, 1997.......... 16.00    13.75         .20
            June 30, 1997........... 16.75    15.25          --
            September 30, 1997......17.375   16.375         .20
            December 31, 1997....... 18.00    17.00          --
            March 31, 1998.......... 17.50    16.625        .20
            June 30, 1998........... 17.50    16.50          --

Item 6.  Management's Discussion and Analysis or Plan of Operation
------------------------------------------------------------------

General

     Management's discussion and analysis of financial condition and results of operations is intended to assist in understanding the financial condition and results of operations of the Company. Since the operations of the Savings Bank significantly impact those of the Company, the following discussion will include references to both the Company and the Savings Bank. The information contained in this section should be read in conjunction with the Consolidated Financial Statements and accompanying Notes thereto.

Proposed Merger with First Western Bank

     As previously announced, on August 13, 1998, the Company entered into a definitive Agreement and Plan of Merger ("Agreement") with First Western Bank, Burnsville, North Carolina ("First Western") pursuant to which the Company and the Savings Bank will be merged into First Western. The surviving entity will be First Western, a commercial bank chartered by the State of North Carolina. The Agreement provides that each share of the Company's common stock will be exchanged for 1.60 shares of First Western common stock, $20.00 in cash, or a combination thereof, subject to the requirement that no more than 49.9% of the total merger consideration may be paid in cash. The Savings Bank's Employee Stock Ownership Plan ("ESOP") will have first preference to the cash consideration in order to retire the loan incurred by it (outstanding balance of approximately $679,000 at June 30, 1998) to acquire shares of the Company's common stock issued in the Savings Bank's mutual-to-stock conversion. The merger is intended to constitute a tax-free reorganization and to be accounted for as a purchase. Consummation of the merger is subject to several conditions, including receipt of applicable regulatory approvals and approval by both the Company's and First Western's stockholders.

Operating Strategy

     The business of the Savings Bank consists principally of attracting deposits from the general public and using such deposits to originate fixed-rate mortgage loans secured primarily by one- to four-family residences. The Savings Bank also invests in overnight deposits. The Savings Bank plans to continue to fund its assets primarily with deposits.

     The Savings Bank's profitability depends primarily on its net interest income, which is the difference between the income it receives on its loan and investment portfolio and its cost of funds, which consists of interest paid on deposits. Net interest income is also affected by the relative amounts of interest-earning assets and interest-bearing liabilities. When interest-earning assets equal or exceed interest-bearing liabilities, any positive interest rate spread will generate net interest income. The Savings Bank's profitability is also affected by the level of other income and expenses. Other income consists of service charges on loan charges and other fees, insurance commissions and net real estate owned income (expense). Other expenses include compensation and employee benefits, occupancy expenses, deposit insurance premiums, equipment and data servicing expenses, professional fees and other operating costs. The Savings Bank's results of operations are also significantly affected by general economic and competitive conditions, particularly changes in market interest rates, government legislation and policies concerning monetary and fiscal affairs, housing and financial institutions and the attendant actions of the regulatory authorities.

     The Savings Bank strives to operate a conservative, well capitalized, profitable thrift dedicated to financing home ownership and other consumer needs, and to provide quality service to its customers. The Savings Bank believes that it has established a market niche by serving moderate-income borrowers and making smaller loans and loans that do not satisfy the standards of the secondary market, which are considered less desirable by competing lenders. The Savings Bank believes that it has successfully implemented its strategy by: (i) maintaining a strong capital level; (ii) maintaining what management believes are conservative underwriting standards; (iii) emphasizing local loan origination; and (iv) emphasizing high quality customer service with a competitive fee structure.

Comparison of Financial Condition at June 30, 1997 and June 30, 1998

     The Company's total consolidated assets increased by approximately $4.2 million, or 12.8% from $33.1 million at June 30, 1997 to $37.3 million at June 30, 1998. The increase in assets for the year was primarily attributable to the increase in deposits, appreciation in investments and retained net income from operations for the year.

     The composition of the Company's balance sheet has not been materially affected by market conditions between June 30, 1997 and June 30, 1998. Net loans decreased $443,000 after considering the $254,000 increase in real estate owned which was acquired in satisfaction of mortgage loans.

    Consistent with its historical lending practices, virtually all of the Company's loan portfolio at June 30, 1998 consisted of fixed rate loans with maturities up to 16 years. Consequently, the Company is exposed to a high degree of interest rate risk in a rising interest rate environment. The Company has historically accepted this risk in light of its relatively high capital levels. See "-- Liquidity and Capital Resources" discussion below.

     Deposits increased $3.9 million, or 22.0%, from $17.7 million at June 30, 1997 to $21.6 million at June 30, 1998. The increase in deposits was primarily attributable to the Company's ability to attract new certificate accounts of which $2.3 million was in jumbo certificates. The Company has concentrated its efforts on the competitive pricing and advertisement of its certificate products.

Results of Operations

     The operating results of the Company depend primarily on its net interest income, which is the difference between interest income on interest-earning assets, primarily loans, and interest expense on interest-bearing liabilities, primarily deposits. The Company's net income is also affected by the establishment of provisions for loan losses and the level of its non-interest expenses and income tax provisions.

Comparison of Results of Operations for the Year June 30, 1997 and 1998

     Net Income. Net income decreased $38,000 from net income of $471,000 for the year ended June 30, 1997 to $433,000 for the year ended June 30, 1998.
The decrease was primarily attributable to an overall increase in compensation and employee benefits of $154,000 offset by a decrease in deposit insurance premiums of $143,000. Additional compensation and benefits resulted from a $98,000 accrual of expense for the MRP plan awards granted in 1998, normal salary increases and the addition of one new director during 1998. The return on average assets was 1.23% for the year ended June 30, 1998 compared to 1.37% for 1997.

     Net Interest Income. Net interest income increased $25,000 to $1.7 million for the year ended June 30, 1998. The improvement in net interest income primarily reflects additional interest earned on a $1.9 million increase in the balance of average loans outstanding for 1998 as compared to 1997, offset by higher interest expense for an increase in average deposits outstanding and lower interest income derived from interest-earning deposits. The interest rate spread remained relatively constant for the two years. The interest rate spread was 2.74% for 1998 and the net interest margin decreased 11 basis points from 5.05% in 1997 to 4.94% in 1998.

     Interest Income. Total interest income increased $114,000 from $2.7 million for the year ended June 30, 1997 to $2.8 million for the year ended June 30, 1998. Interest on loans increased $185,000 as a result of a $1.9 million increase in average loans outstanding and an 8 basis point increase in the average yield. Interest on overnight funds decreased by $71,000 as the average invested balance for 1998 decreased by approximately $655,000 and the average yield decreased by 57 basis points.

     Interest Expense. Interest expense increased $89,000 from $975,000 for the year ended June 30, 1997 to approximately $1.1 million for the year ended June 30, 1998. The increase for 1998 was the result of a $1.6 million increase in average deposits outstanding, principally certificates of deposits which have the highest cost of funds. Of the total increase of $89,000, $59,000 was attributable to an increase in average jumbo certificates of deposits outstanding during 1998.

      Provision for Loan Losses. The provision for loan losses for 1997 and 1998 was $24,000. Historically, management has emphasized the Company's loss experience over other factors in establishing provisions for loan losses. However, management has reviewed the allowance for loan losses in relating to the Company's composition of its loan portfolio and observations of the general economic climate and loan loss expectations. The ratio of the loss allowance to non-performing loans at June 30, 1988 was 86.58% and nonperforming assets to total assets was 1.54%.

      Non-Interest Income. Non-interest income continues to be an insignificant source of income for the Company.

      Non-Interest Expense. Non-interest expense increased by $40,000 from $907,000 for the year ending June 30, 1997 to $947,00 for 1998. This increase was the result of additional compensation and employee benefits offset by reduced deposit insurance premiums as previously discussed. Other non-interest expense includes in 1998 cost association with the Company's strategic planning and ultimate announcement of a definitive agreement for merger on August 13, 1998. Expenses for net occupancy and data processing remained unchanged in comparison to 1997.

      Income Taxes. Income tax expense for the year ending June 30, 1998 was $309,000 compared to income tax expense of $289,000 for the same period in 1997. The effective tax rate for 1998 was 41.6% compared to 38.0% for 1997. Income tax expense is the product of taxable income less deductible expenses. In 1998, there were additional expenses which are not deductible for income tax purposes. These expenses related to the merger activity and additional expense recognized for the fair value of ESOP shares released in excess of cost.

Average Balances, Interest and Average Yields/Cost

      The following table sets forth certain information for the periods indicated regarding average balances of assets and liabilities as well as the total dollar amounts of interest income from average interest-earning assets and interest expense on average interest-bearing liabilities and average yields and costs. Such yields and costs for the periods indicated are derived by dividing income or expense by the average monthly balance of assets or liabilities, respectively, for the periods presented. Average balances are derived from month-end balances. Management does not believe that the use of month-end balances instead of daily balances has caused any material difference in the information presented.

                                                      Year Ended June 30,                           At
                                    -----------------------------------------------------------  June 30,
                                                1996                            1997               1997
                                    ---------------------------    ----------------------------    ----
                                              Interest   Average              Interest   Average
                                    Average      and     Yield/    Average       and     Yield/
                                    Balance   Dividends   Cost     Balance    Dividends   Cost
                                    -------   ---------   ----     -------    ---------   ----
                                      (Dollars in thousands)
Interest-earning assets:
 Mortgage loans...............     $26,470     $2,248     8.49%    $28,376     $2,433     8.57%    8.33%
 Consumer loans...............         143          9     6.29         145          9     6.21     6.18
                                   -------     ------              -------     ------
   Total net loans............      26,613      2,257     8.48      28,521      2,442     8.56     8.28

FHLMC stock(1)................          13          6    46.15          13          6    46.15    46.15

Daily interest-bearing
  deposits ...................       6,419        375     5.84       5,764        304     5.27     5.25
FHLB stock....................         292         21     7.19         292         21     7.19     7.20
                                   -------     ------              -------     ------
   Total interest-earning
     assets...................      33,337     $2,659     7.98      34,590     $2,773     8.02     7.64
                                               ======                          ======
Non-interest-earning assets:
 Office properties and
  equipment, net..............          67                              60
 Real estate, net.............          72                             180
 Non-interest-earning assets..         939                             434
                                   -------                         -------
   Total assets...............     $34,415                         $35,264
                                   =======                         =======
Interest-bearing liabilities:



 Passbook accounts............     $ 2,129         60     2.82     $ 2,161         49     2.27     2.25
 Money market accounts........       1,544         46     2.98       1,283         38     2.96     2.96
 Certificates of deposit......      14,903        869     5.83      16,692        977     5.85     5.90
                                   -------     ------              -------     ------
   Total interest-bearing
     liabilities..............      18,576        975     5.25      20,136      1,064     5.28     5.37

Non-interest-bearing
  liabilities.................       1,181                           1,206
                                   -------                         -------
   Total liabilities..........      19,757                          21,342
Stockholders' equity..........      14,658                          13,922
                                   -------                         -------
   Total liabilities and
     stockholders' equity.....     $34,415                         $35,264
                                   =======                         =======
Net interest income...........                 $1,684                          $1,709
                                               ======                          ======
Interest rate spread (2)......                            2.73%                            2.74%   2.27%
                                                          ====                             ====    ====
Net interest margin (3).......                            5.05%                            4.94%
                                                          ====                             ====
Ratio of average interest-earning
 assets to average interest-
 bearing liabilities..........                          179.46%                          171.78%
                                                        ======                           ======

------------
(1)    Stated at amortized cost.
(2) Interest rate spread represents the difference between the average yield on interest-earning assets and the average cost of interest-bearing liabilities.
(3) Net interest margin represents net interest income divided by average interest-earning assets.

Rate/Volume Analysis

     The following table sets forth the effects of changing rates and volumes on net interest income of the Savings Bank. Information is provided with respect to (i) effects on interest income attributable to changes in volume (changes in volume multiplied by prior rate); (ii) effects on interest income attributable to changes in rate (changes in rate multiplied by prior volume);
(iii) changes in rate/volume (change in rate multiplied by change in volume); and (iv) the net change (the sum of the prior columns).



                                      Year Ended June 30, 1997           Year Ended June 30, 1998
                                      Compared to June 30, 1996          Compared to June 30, 1997
                                         Increase (Decrease)                Increase (Decrease)
                                              Due to                             Due to
                                    -----------------------------     -----------------------------
                                                      Rate/                             Rate/
                                    Rate    Volume   Volume   Net     Rate    Volume   Volume   Net
                                    ----    ------   ------   ---     ----    ------   ------   ---
                                                              (In thousands)
Interest-earning assets:
 Mortgage loans.............       $ (54)    $315     $ (7)  $254    $  21      $162     $ 2   $ 185
 Consumer loans.............          (1)      (2)      --     (3)      --        --      --      --
                                   -----     ----     ----   ----     ----      ----     ---    ----
  Total loans...............         (55)     313       (7)   251       21       162       2     185

Investment securities.......           2       --       --      2       --        --      --      --
Daily interest-earning
  deposits .................          35       87       13    135      (37)      (38)      4     (71)
 FHLB stock.................          --       --       --     --       --        --      --      --
                                   -----     ----     ----   ----     ----      ----     ---    ----
Total interest-earning
  assets....................         (18)     400        6    388      (16)      124       6     114
                                   -----     ----     ----   ----     ----      ----     ---    ----
Interest expense:
Interest-bearing deposits...         (36)    (144)      (6)  (186)      (9)       97       1      89
                                   -----     ----     ----   ----     ----      ----     ---    ----
Total interest-bearing
  liabilities...............         (36)    (144)      (6)  (186)      (9)       97       1      89
                                   -----     ----     ----   ----     ----      ----     ---    ----
Net change in net
   interest income..........       $  18     $544     $ 12   $574     $ (7)     $ 27     $ 5    $ 25
                                   =====     ====     ====   ====     ====      ====     ===    ====

Asset and Liability Management and Interest Rate Risk

     General. The ability to maximize net interest income depends largely upon achieving a positive interest rate spread that can be sustained during fluctuations in prevailing interest rates. Interest rate sensitivity is a measure of the difference between amounts of interest-earning assets and interest-bearing liabilities which either reprice or mature within a given period of time. The difference, or the interest rate repricing "gap," provides an indication of the extent to which an institution's interest rate spread will be affected by changes in interest rates. A gap is considered positive when the amount of interest-rate sensitive assets exceeds the amount of interest-rate sensitive liabilities, and is considered negative when the amount of interest-rate sensitive liabilities exceeds the amount of interest-rate sensitive assets. Generally, during a period of rising interest rates, a negative gap within shorter maturities would result in a decrease in net interest income. Conversely, during a period of falling interest rates, a negative gap within shorter maturities would result in an increase in net interest income.

     The Savings Bank has perceived its market niche to be that of a traditional thrift lender that originates fixed rate residential loans for its portfolio and uses its capital position to absorb the adverse consequences of the increased interest rate risk associated with this strategy. As an integral part of this strategy, the Savings Bank has historically concentrated its lending activity on the origination of long-term, fixed-rate, residential one- to four-family mortgage loans and commercial real estate and multi-family loans. As of June 30, 1998, all of the Savings Bank's total loans, net of loans in process and non-performing loans, were fixed rate loans.

     The mismatch between maturities and interest rate sensitivities of balance sheet items results in interest rate risk. The Savings Bank has a high level of interest rate risk, compared to many similar sized thrift institutions, as a result of its policies to make fixed-rate, residential one- to four-family real estate loans, which are longer term in nature than the short-term characteristics of its liabilities for customer deposit accounts.

     The extent of interest rate risk to which the Savings Bank is subject is monitored by management through an analysis of the institution's interest sensitivity gap (the difference between the amounts of interest-earning assets and interest-bearing liabilities repricing during a given time), as well as by other means. At June 30, 1998, the Savings Bank's interest-bearing liabilities that were estimated to mature or reprice within one year exceeded its interest-earning assets with the same characteristics by $3.5 million for a cumulative one-year negative gap to total rate sensitive assets of 30%. An institution with a significant negative gap, like the Savings Bank, could expect adverse effects on liquidity, net interest margin and net interest income during a period of rising interest rates. The Savings Bank has recently adopted a strategy to extend the term of its liabilities in the form of longer term certificate accounts and maintain adequate liquidity levels to address its interest rate risk exposure, however, most of its liabilities are still short term certificate accounts and as a result does not reflect the implementation of this new strategy. The Savings Bank's one year interest sensitivity gap as a percentage of total rate sensitive assets on June 30, 1998 was negative 30%. At June 30, 1998, the Savings Bank's three year cumulative interest rate sensitivity gap as a percentage of total interest-earning assets was positive 1% and its five year cumulative interest rate sensitivity gap as a percentage of total interest-earning assets was positive 16%.

      The following table presents the Savings Bank's interest sensitivity gap between interest-earning assets and interest-bearing liabilities at June 30, 1998.

                                       Within                  Over     Over
                                        Six      6 Months       1-3      3-5      5-10
                                       Months   to One Year    Years    Years    Years    Total
                                       ------   -----------    -----    -----    -----    -----
                                                      (Dollars in thousands)
Interest-earning assets:

 Residential one- to four-family
  loans...........................   $3,095       $2,690       $7,679   $4,388  $ 5,059   $22,911
 Commercial real estate...........       93           98          434      512    2,392     3,529
 Multi-family.....................       --           --           --       --       18        18
 Land.............................       --           --           --       --    1,010     1,010
 Consumer loans...................      181           --           --       --       --       181
 Investment securities and
  interest-bearing deposits.......    5,448           --           --       --       --     5,448
                                     ------      -------       ------   ------  -------   -------
   Total rate sensitive assets....   $8,817       $2,788       $8,113   $4,900  $ 8,479   $33,097
                                     ======      =======       ======   ======  =======   =======
Interest-bearing liabilities:

 Deposits:
  Regular savings.................   $  197       $  180       $  573   $  374  $   896   $ 2,220
  Money market deposit accounts...      616          282          125       60       54     1,137
  Certificates of deposit.........    5,977        7,840        3,618      772       --    18,207
  Other borrowings................        9           --          111       --      559       679
                                     ------      -------       ------   ------  -------   -------
   Total rate sensitive
     liabilities..................   $6,799       $8,302       $4,427   $1,206  $ 1,509   $22,243
                                     ======      =======       ======   ======  =======   =======
Excess (deficiency) of interest
 sensitivity assets over interest
 sensitivity liabilities .........   $2,018      $(5,514)      $3,686   $3,694  $ 6,970   $10,854
                                     ======      =======       ======   ======  =======   =======
Cumulative excess (deficiency) of
 interest sensitivity assets......   $2,018      $(3,496)      $  190   $3,884  $10,854   $10,854
                                     ======      =======       ======   ======  =======   =======
Cumulative ratio of interest-
 earning assets to interest-
 bearing liabilities .............      130%          77%         101%     119%     149%      149%
Interest sensitivity gap to total
  assets..........................        6%         (16)%         11%      11%      20%       31%
Ratio of interest-earning assets to
  interest-bearing liabilities....      130%           34%        183%     406%     562%      149%
Ratio of cumulative gap to total
  assets..........................        6%         (10)%          1%      11%      31%       31%
Interest sensitivity gap to
 total rate sensitive assets......       23%        (198)%         45%      75%      82%       33%
Ratio of cumulative gap to
 total rate sensitive assets......       23%         (30)%          1%      16%      33%       33%


                                       36

Rate/Volume Analysis

    The Savings Bank's analysis of its interest-rate sensitivity, as illustrated in the preceding table, incorporates certain assumptions regarding the amortization of loans and other interest-earning assets and the withdrawal of deposits. The Savings Bank's interest-rate sensitivity analysis, as illustrated in the foregoing table, could vary substantially if different assumptions were used or if actual experience differs from the assumptions used. The assumptions used in preparing the table are based on market loan prepayment rates and market deposit decay rates observed by the FHLB-Atlanta on or about June 30, 1998. The Savings Bank believes that the FHLB-Atlanta assumptions are a realistic representation of its own portfolio.

    Net Portfolio Value and Net Interest Income Analysis. In addition to the interest rate gap analysis as discussed above, management monitors the Savings Bank's interest rate sensitivity through the use of a model which estimates the change in NPV (net portfolio value) and net interest income in response to a range of assumed changes in market interest rates. NPV is the present value of expected cash flows from assets, liabilities, and off-balance sheet items. The model estimates the effect on the Savings Bank's NPV and net interest income of instantaneous and permanent 200 and 400 basis point increases and decreases in market interest rates. The Savings Bank's Board of Directors has established maximum acceptable decreases in NPV and net interest income for the various rate scenarios. The following information is presented as of June 30, 1998.

     Change in                          Net Portfolio Value
   Interest Rates          -----------------------------------------------
  in Basis Points                                                    Board
    (Rate Shock)           Amount         $ Change       % Change    Limit
    ------------           ------         ---------      --------    -----
                                   (Dollars in thousands)

        400               $ 8,984         $(3,039)         (25)%      110%
        200                10,697          (1,326)         (11)        60
          0                12,023              --           --         --
       (200)               12,947             924            8         60
       (400)               14,231           2,208           18        130


    Interest Rate Sensitivity of Net Portfolio Value. The table below measures interest rate risk by estimating the change in market value of the Savings Bank's assets, liabilities, and off-balance sheet contracts in response to an instantaneous change in the general level of interest rates. The procedure for measuring interest rate risk was developed to replace the "gap" analysis (the difference between interest-earning assets and interest-bearing liabilities that mature or reprice within a specific time period). The model first estimates the level of the Savings Bank's NPV (market value of assets, less market value of liabilities, plus or minus the market value of any off-balance sheet items) under the current rate environment. In general, market values are estimated by discounting the estimated cash flows of each instrument by appropriate discount rates. The model then recalculates the Savings Bank's NPV under different interest rate scenarios. The change in NPV under the different interest rate scenarios provides a measure of the Savings Bank's exposure to interest rate risk. The data presented is as of June 30, 1998.

                              -400       -200                +200      +400
                             Basis      Basis     No         Basis     Basis
                             Points     Points    Change     Points    Points
                             ------     ------    ------     ------    ------
                                      (Dollars in thousands)
ASSETS
Mortgage loans............  $31,217    $29,508    $28,167    $26,356  $24,201
Non-mortgage loans........      181        181        181        180      180
Cash, deposits and
  securities..............    6,212      6,147      6,081      6,015    5,950
Nonperforming loans and
 real estate .............      393        390        388        385      382
Premises and equipment....       56         56         56         56       56
Other assets..............      606        605        604        602      599
                            -------    -------    -------    -------  -------
TOTAL ASSETS..............   38,665     36,887     35,477     33,594   31,368
                            -------    -------    -------    -------  -------
LIABILITIES
Deposits .................   22,363     21,978     21,586     21,110   20,667
Other liabilities.........    2,071      1,962      1,868      1,787    1,717
                            -------    -------    -------    -------  -------
TOTAL LIABILITIES.........   24,434     23,940     23,454     22,897   22,384
                            -------    -------    -------    -------  -------
Net portfolio value.......   14,231     12,947     12,023     10,697    8,984

Percent change ...........       18%         8%        --%      (11)%    (25)%

    Computations of prospective effects of hypothetical interest rate changes are based on numerous assumptions, including relative levels of market interest rates, loan repayments and deposit decay, and should not be relied upon as indicative of actual results. Further, the computations do not reflect any actions management may undertake in response to changes in interest rates.

    In the event of a 200 basis point decrease in interest rates, the Savings Bank would be expected to experience an 7.7% increase in NPV and a 2.4% increase in net interest income. In the event of a 200 basis point increase in interest rates, a 11.1% decrease in NPV and a .88% decrease in net interest income would be expected. Based upon the modeling described above, the Savings Bank's asset and liability structure results in increases in NPV and in net interest income in a declining interest rate scenario and decreases in NPV and in net interest income in a rising interest rate scenario. However, the amount of change in value of specific assets and liabilities due to changes in rates is not the same in a rising rate environment as in a falling rate environment.

    As with any method of measuring interest rate risk, certain shortcomings are inherent in the method of analysis presented in the foregoing table. For example, although certain assets and liabilities may have similar maturities or periods to repricing, they may react in different degrees to changes in market interest rates. Also, the interest rates on certain types of assets and liabilities may fluctuate in advance of changes in market interest rates, while interest rates on other types may lag behind changes in market rates. Additionally, certain assets have features which restrict changes in interest rates on a short-term basis and over the life of the asset. Further, in the event of a change in interest rates, expected rates of prepayments on loans and early withdrawals from certificates could likely deviate significantly from those assumed in calculating the table.

Liquidity and Capital Resources

     The Savings Bank's primary sources of funds are customer deposits and proceeds from principal and interest payments on loans. While maturities and scheduled amortization of loans are a predictable source of funds, deposit flows and mortgage prepayments are greatly influenced by general interest rates, economic conditions and competition.

     The primary investing activity of the Savings Bank is the origination of fixed-rate mortgage loans. During the years ended June 30, 1997 and 1998 and the Savings Bank originated mortgage loans in the amounts of $10.4 million and $4.9 million, respectively. Other investing activities include the purchase of overnight deposits.

     The Savings Bank must maintain an adequate level of liquidity to ensure the availability of sufficient funds to support loan growth and deposit withdrawals, to satisfy financial commitments and to take advantage of investment opportunities. During fiscal years 1997 and 1998, the Savings Bank used its liquidity primarily to fund deposit withdrawals and loan originations.

     From June 30, 1997 to June 30, 1998, deposits at the Savings Bank increased from $17.7 million to $21.6 million. The increase during this period is a result of new certificate of deposits, primarily jumbo certificates, attracted by the Savings Bank. Because of its high level of liquidity, the Savings Bank does not believe that a moderate decrease in deposits will have a significant impact on its financial condition and results of operations. However, the Savings Bank plans to develop strategies to continue attracting new deposits.

     At June 30, 1998, certificates of deposit amounted to $18.2 million, or 84.43%, of the Savings Bank's total deposits, including $13.8 million which were scheduled to mature by June 30, 1999. Historically, the Savings Bank has been able to retain a significant amount of its maturing deposits. Management of the Savings Bank believes it can adjust the interest rates of savings certificates to retain deposits in changing interest rate environments.

     The Savings Bank is required to maintain specific amounts of capital pursuant to FDIC requirements. As of June 30, 1998, the Savings Bank was in compliance with all regulatory capital requirements which were effective as of such date with a Tier 1 leverage capital ratio of 31.8%.

Impact of New Accounting Pronouncements

     Comprehensive Income. SFAS No. 130, "Reporting Comprehensive Income," issued in July 1997, establishes standards for reporting and presentation of comprehensive income and its components (revenues, expenses, gains, and losses) in a full set of general-purpose financial statements. It requires that all items that are required to be recognized under accounting standards as components of comprehensive income be reported in a financial statement that is presented with the same prominence as other financial statements.
SFAS No. 130 requires that companies (i) classify items of other comprehensive income by their nature in a financial statement and (ii) display the accumulated balance of other comprehensive income separately from retained earnings and additional paid-in capital in the equity section of the statement of financial condition. SFAS No. 130 is effective for fiscal years beginning after December 15, 1997. Comparative financial statements are required to be reclassified to reflect the provisions of this statement. SFAS 130 was adopted for the June 30, 1998 financial statements.

     Employers' Disclosures about Pensions and Other Postretirement Benefits. SFAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits," issued in February 1998, standardizes disclosure requirements for pensions and other postretirement benefits and requires additional disclosure on changes in benefit obligations and fair values of plan assets in order to facilitate financial analysis. SFAS No. 132 is effective for fiscal years beginning after December 15, 1997, with earlier application encouraged.

     Accounting for Derivative Instruments and Hedging Activities. In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." This statement establishes accounting and reporting standards for derivative instruments and requires that all derivatives be recognized as either assets or liabilities in the statement of financial position. Under this standard, all derivative instruments should be measured at fair value. At the date of initial application, an entity may transfer any held-to-maturity securities into the available-for-sale category or the trading category, although the Company has no intention of doing so.
An entity will then be able in the future to designate a security transferred
into the available-for-sale category as a hedged item.   SFAS No. 133 is
effective for all fiscal quarters of fiscal years beginning after June 15, 1999. Because the Company and the Savings Bank do not invest in derivative instruments or enter into hedging transactions, adoption of this statement is not anticipated to have a significant effect on the Company's financial position or results of operations.

Effect of Inflation and Changing Prices

     The consolidated financial statements and related financial data presented herein have been prepared in accordance with GAAP, which require the measurement of financial position and operating results in terms of historical dollars, without considering the change in the relative purchasing power of money over time due to inflation. The primary impact of inflation is reflected in the increased cost of the Company's operations. Unlike most industrial companies, virtually all the assets and liabilities of a financial institution are monetary in nature. As a result, interest rates generally have a more significant impact on a financial institution's performance than do general levels of inflation. Interest rates do not necessarily move in the same direction or to the same extent as the prices of goods and services.

Year 2000 Compliance

     The Company has established a plan to address Year 2000 issues. Successful implementation of this plan will eliminate any extraordinary expenses related to the Year 2000 issue. The Company has received confirmation from its sole data processing company regarding their Year 2000 plans and compliance. The Company has requested from its data processing company information that would enable it to test all critical systems by mid 1998 in order to ensure compliance by December 31, 1998. The Company has a reasonable basis to conclude that the Year 2000 issue will not materially affect future financial results, or cause reported financial information not to be necessarily indicative of future operating results or future financial condition.

Item 7.  Financial Statements
-----------------------------

                      Index to Financial Statements

         Independent Auditors Report
         Consolidated Balance Sheets, June 30, 1997 and 1998
         Consolidated Statements of Comprehensive Income For the Years Ended
          June 30, 1997 and 1998
         Consolidated Statements of Stockholders' Equity For the Years Ended
          June 30, 1997 and 1998
         Consolidated Statements of Cash Flows For the Years Ended June 30, 1997 and 1998
         Notes to Consolidated Financial Statements

                    [Letterhead of Crisp Hughes and Evans LLP]

                          Independent Auditors' Report


Board of Directors
Mitchell Bancorp, Inc. and Subsidiary
Spruce Pine, North Carolina

We have audited the accompanying consolidated balance sheets of Mitchell Bancorp, Inc. and Subsidiary as of June 30, 1997 and 1998, and the related consolidated statements of comprehensive income, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mitchell Bancorp, Inc. and Subsidiary as of June 30, 1997 and 1998, and the results of their operations and their cash flows for the years then ended, in conformity with generally accepted accounting principles.

                                       /s/Crisp Hughes and Evans LLP
Asheville, North Carolina
July 23, 1998, except for
Note 19, as to which the
date is August 17, 1998

                   MITCHELL BANCORP, INC. AND SUBSIDIARY

                        Consolidated Balance Sheets
                     (in thousands, except share data)


                                                  June 30,
                                       ---------------------------
           Assets                           1997           1998
           ------                           ----           ----

Cash and due from banks                $     211      $      44
Interest earning deposits                  3,395          8,115
Investment securities:
   Available for sale (amortized cost
     of $13 in 1997 and 1998)                467            628
Loans receivable, net                     28,203         27,506
Real estate owned                             91            345
Premises and equipment, net                   65             56
Federal Home Loan Bank stock                 291            291
Accrued interest receivable                    7              5
Deferred income taxes                        164            142
Prepaid expenses and other assets            165            174
                                       ---------      ---------
          Total assets                 $  33,059      $  37,306
                                       =========      =========

   Liabilities and Stockholders' Equity
   ------------------------------------

Deposits                               $  17,672      $  21,564
Accrued interest payable                      63             76
Accrued expenses and other liabilities       845            992
Current income taxes payable                 154             42
                                       ---------      ---------
          Total liabilities               18,734         22,674
                                       ---------      ---------

Stockholders' equity:
   Common stock ($.01 par value,
    3,000,000 shares authorized;
    979,897 issued; 930,902 shares
    outstanding at June 30, 1997
    and 1998)                                 10             10
   Paid in capital                         9,225          9,274
   Retained earnings, substantially
    restricted                             6,329          6,419
   Treasury stock, at cost (48,995
    shares at June 30,1997 and 1998)        (784)          (784)
   Accumulated other comprehensive
    income                                   277            374
   Unearned compensation:
      Employee stock ownership plan         (732)          (661)
                                       ---------      ---------
          Total stockholders' equity      14,325         14,632
                                       ---------      ---------
          Total liabilities and stock-
           holders' equity             $  33,059      $  37,306
                                       =========      =========

The accompanying notes are an integral part of these consolidated financial statements.

                   MITCHELL BANCORP, INC. AND SUBSIDIARY

              Consolidated Statements of Comprehensive Income
                   (in thousands, except per share data)

                                            For Years Ended June 30,
                                            ------------------------
                                             1997             1998
                                             ----             ----

Interest income:
   Loans                                 $    2,257      $    2,442
   Investments                                   27              27
   Interest earning deposits                    375             304
                                          ---------       ---------
          Total interest income               2,659           2,773

Interest expense:
   Deposits                                     975           1,064
                                          ---------       ---------
          Net interest income                 1,684           1,709

Provision for loan losses                        24              24
                                          ---------       ---------
          Net interest income after
            provision for loan losses         1,660           1,685

Non-interest income:
   Gain on real estate owned                      3               -
   Other                                          4               4
                                          ---------       ---------
          Total non interest income               7               4
                                          ---------       ---------
Non interest expenses:
   Compensation                                 318             498
   Other employee benefits                      159             133
   Net occupancy expense                         27              27
   Deposit insurance premiums                   155              12
   Data processing                               27              27
   Other                                        221             250
                                          ---------       ---------
          Total non interest expenses           907             947
                                          ---------       ---------
          Income before income taxes            760             742

Income tax expense                              289             309
                                          ---------       ---------
          Net income                            471             433

Other comprehensive income:
   Net unrealized gains on securities
    available for sale, net of income
    taxes of $71 and $64, respectively          111              97
                                          ---------       ---------
          Comprehensive income            $     582       $     530
                                          =========       =========

Basic and diluted net income per share    $     .53       $     .50

The accompanying notes are an integral part of these consolidated financial statements.

                      MITCHELL BANCORP, INC. AND SUBSIDIARY

                 Consolidated Statements of Stockholders' Equity
                                 (in thousands)

                                                                         Accumulated
                                                                           Other
                                                                           Compre-    Unearned
                              Common    Paid-in     Retained    Treasury   hensive  Compensation
                              Stock     Capital     Earnings     Stock     Income     For ESOP     Total
                              -----     -------     --------     -----     ------     --------     -----

Balance at June 30, 1996     $    10   $  9,204     $  6,038   $     -    $   166     $  (784)  $ 14,634
Comprehensive income:
 Net income                        -          -          471         -          -           -        471
  Other comprehensive income:
    Unrealized gain on
     securities available
     for sale, net of income
     taxes                         -          -            -         -        111           -        111
                             -------   --------     --------   -------    -------     -------   --------
       Comprehensive income        -          -          471         -        111           -        582
                             -------   --------     --------   -------    -------     -------   --------
Dividends paid ($.20 per
 share)                            -          -         (180)        -          -           -       (180)

Earned compensation  ESOP          -         21            -         -          -          52         73

Repurchase of common stock
 (48,995 shares)                   -          -            -      (784)         -           -       (784)
                             -------   --------     --------   -------    -------     -------   --------
Balance at June 30, 1997          10      9,225        6,329      (784)       277        (732)    14,325

Comprehensive income:
 Net income                        -          -          433         -          -           -        433
  Other comprehensive income:
   Unrealized gain on
    securities available for
    sale, net of income
    taxes                          -          -            -         -         97           -         97
                             -------   --------     --------   -------    -------     -------   --------

      Comprehensive income         -          -          433         -         97           -        530
                             -------   --------     --------   -------    -------     -------   --------
Dividends paid ($.40 per share)    -          -         (343)        -          -           -       (343)

Earned compensation  ESOP          -         49            -         -          -          71        120
                             -------   --------     --------   -------    -------     -------   --------
Balance at June 30, 1998     $    10   $  9,274     $  6,419   $  (784)   $   374     $  (661)  $ 14,632
                             =======   ========     ========   =======    =======     =======   ========


The accompanying notes are an integral part of these consolidated financial statements.

                      MITCHELL BANCORP, INC. AND SUBSIDIARY

                      Consolidated Statements of Cash Flows
                                 (in thousands)


                                               Years Ended June 30,
                                              ---------------------
                                              1997             1998
                                              ----             ----

Operating activities:
     Net income                            $    471         $    433
     Adjustments to reconcile net income
      to net cash provided by operating
      activities:
        Depreciation                             11               10
        Provision for loan losses                24               24
        Amortization of ESOP compensation        73              120
        Increase (decrease) in reserve for
          uncollected interest                   11              (43)
        Deferred income taxes (benefit)          (5)             (42)
        Net increase (decrease) in
          deferred loan fees                     36               (2)
        Gain on real estate owned                (3)               -
        (Increase) decrease in accrued
          interest receivable                     2                2
        (Increase) decrease in prepaid
          expenses and other assets             (27)              16
        Increase in accrued interest
          payable                                 3               13
        Increase in accrued expenses and
          other liabilities                     133               35
                                           --------         --------
            Net cash provided by operating
              activities                        729              566
                                           --------         --------
Investing activities:
     Net (increase) decrease in loans        (4,714)             464
     Purchase of premises and equipment          (6)              (1)
     Investment in life insurance cash
       surrender value                          (24)             (25)
                                           --------         --------
         Net cash provided (used) by
           investing activities              (4,744)             438
                                           --------         --------
Financing activities:
     Net increase (decrease) in deposits     (2,674)           3,892
     Repurchase of common stock                (784)               -
     Dividends paid                            (180)            (343)
     Repayment from stock oversubscriptions    (523)               -
     Paid conversion cost                      (347)               -
                                           --------         --------
         Net cash provided (used) by
           financing activities              (4,508)           3,549
                                           --------         --------
         Increase (decrease) in cash and
           cash equivalents                  (8,523)           4,553

Cash and cash equivalents at beginning
  of year                                    12,129            3,606
                                           --------         --------
Cash and cash equivalents at end of year   $  3,606         $  8,159
                                           ========         ========

Supplemental disclosures of cash flow
information:
     Cash paid during the year for:
      Interest                             $    972         $  1,051
      Income taxes                              196              463
                                           ========         ========
     Noncash transactions:
      Real estate acquired in satisfac-
       tion of mortgage loans              $     74         $   (254)
      Loans to facilitate sale of real
       estate owned                              70                -
      Unrealized gain on securities avail-
       able for sale, net of deferred tax
       liability of $71 and $64 in 1997
       and 1998, respectively                   111               97
                                           ========         ========

The accompanying notes are an integral part of these consolidated financial statements.

                     MITCHELL BANCORP, INC. AND SUBSIDIARY

                  Notes to Consolidated Financial Statements

                             June 30, 1997 and 1998
                        (tabular amounts in thousands)


1.   Organization
     ------------

Mitchell Bancorp, Inc. ("Bancorp") is a bank holding company organized in February 1996 to become the holding company for Mitchell Savings Bank, Inc. S.S.B. ("Savings Bank"). Bancorp became the holding company of the Savings Bank upon the conversion of the Savings Bank from a North Carolina-chartered mutual savings bank to a North Carolina chartered stock savings bank (see Note
15).

Mitchell Mortgage and Investment Co., Inc. ("MMI") is wholly owned by the Savings Bank. MMI was organized in September of 1980 and has had no significant business activity.

Bancorp, Savings Bank, and MMI are herein collectively referred to as the "Company".

2.   Summary of Significant Accounting Policies
     ------------------------------------------

The following is a description of the more significant accounting and reporting policies which the Company follows in preparing and presenting its consolidated financial statements.

Principles of Consolidation - The accompanying consolidated financial statements include the accounts of Bancorp, Savings Bank, and MMI. All significant intercompany balances and transactions have been eliminated in consolidation.

Estimates - The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Loans Receivable - Loans receivable are carried at their unpaid principal balance less, where applicable, undisbursed funds, net deferred loan fees, and allowance for losses. Additions to the allowance for loan losses are based on management's evaluation of the loan portfolio under current economic conditions and such other factors which, in management's judgment, deserve recognition in estimating loan losses. Interest accrual is discontinued when a loan becomes 90 days delinquent unless, in management's opinion,

                                             Notes to
MITCHELL BANCORP, INC. AND SUBSIDIARY        Consolidated Financial Statements
------------------------------------------------------------------------------

the loan is well secured and in process of collection. Interest income on impaired loans is subsequently recognized on a cash basis, until such time that, in management's opinion, the borrower will be able to meet payments as they become due.

The Savings Bank's policy on single-family mortgage loans is to lend within its primary market area which is defined as Mitchell County and the surrounding counties in Western North Carolina. It is the Savings Bank's general policy to limit an individual single-family mortgage loan to 80% of the appraised value of the property securing the loan.

The Savings Bank's multi-family and commercial real estate loans consist of properties located in its primary market. The general policy is to limit loans on multi-family residential complexes and commercial real estate to 50% of the appraised value of the property securing the loan.

Loan Origination Fees - Loan fees result from the Savings Bank originating mortgage loans. Such fees and certain direct incremental costs related to origination of such loans are deferred ("net deferred loan fees") and reflected as a reduction of the carrying value of mortgage loans. The net deferred fees (or costs) are amortized using the interest method over the contractual lives of the loans. Unamortized net deferred loan fees on loans sold prior to maturity are credited to income at the time of sale.

Investment Securities - All of the Company's investments which consist solely of FHLMC stock have been identified as available for sale and recorded at market value. The unrealized gains are reported as a component of stockholders' equity. Gains or losses on sales of securities available for sale are based on the specific identification method.

Premises and Equipment - Premises and equipment are carried at cost less accumulated depreciation. Depreciation is provided using the straight-line method over estimated useful lives. The cost of maintenance and repairs is charged to expense as incurred while expenditures which materially increase property lives are capitalized.

Federal Home Loan Bank Stock - Investment in stock of a Federal Home Loan Bank is required by law of every federally insured savings and loan or savings bank. The investment is carried at cost. No ready market exists for the stock, and it has no quoted market value.

Real Estate Owned - Real estate acquired through, or in lieu of, loan foreclosure is carried at the lower of fair value minus estimated costs to sell or cost, which is redefined as the fair value at the time of foreclosure. If fair value minus estimated costs to sell is less than cost, a valuation allowance is recognized. If the fair value less estimated costs to sell subsequently increases, the valuation allowance is reduced, but not below zero. Increases or decreases in the valuation allowance are charged or credited to income. Gains on sales of real estate owned are deferred to the extent that gains are not received in

                                             Notes to
MITCHELL BANCORP, INC. AND SUBSIDIARY        Consolidated Financial Statements
------------------------------------------------------------------------------

cash. Deferred gains are taken into income in the same ratio as the loan balances are reduced.

Income Taxes - The Company utilizes the liability method of computing income taxes. Under the liability method, deferred tax liabilities and assets are established for future tax return effects of temporary differences between the stated value of assets and liabilities for financial reporting purposes and their tax basis. The focus is on accruing the appropriate balance sheet deferred tax amount, with the statement of earnings effect being the result of changes in balance sheet amounts from period to period. Current income tax expense is provided based upon the actual tax liability incurred for tax return purposes.

Cash Flow Information - As presented in the consolidated statements of cash flows, cash and cash equivalents include cash and due from banks and interest-earning deposits.

Impact of New Accounting Pronouncement - During 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" (SFAS 130). SFAS 130 provides accounting and reporting standards for displaying comprehensive income and components of comprehensive income in a complete set of financial statements. SFAS 130 addresses reporting and display only and is effective for fiscal years beginning after December 15, 1997. The provisions of SFAS 130 have been reflected in the accompanying financial statements.

2.     Earnings Per Share
       ------------------

The Company adopted Statement of Financial Accounting Standards No. 128, "Earnings Per Share" (SFAS 128) in 1998. SFAS 128 establishes standards for computing earnings per share and requires the presentation of basic and diluted earnings per share amounts. Net income per share amounts for all periods presented have been restated to conform with SFAS 128.

For the years ending June 30, 1997 and 1998, net income available to the common stockholders for both basic and diluted earnings per share was equal to net income. The weighted average shares outstanding for basic and diluted earnings per share for 1997 and 1998 are as follows:

                                                  1997           1998
                                                  ----           ----

  Weighted average common shares outstanding    894,871        862,163
     Dilutive effects:
      Stock options and MRP shares granted            -          3,675
                                                -------        -------
  Weighted average common shares outstanding,
      diluted                                   894,871        865,838
                                                =======        =======

                                             Notes to
MITCHELL BANCORP, INC. AND SUBSIDIARY        Consolidated Financial Statements
------------------------------------------------------------------------------

3.     Loans Receivable
       ----------------

       Loans receivable are summarized as follows:

                                                        June 30,
                                                   -------------------
                                                   1997           1998
                                                   ----           ----
         Real estate mortgage loans:
           One-to-four family residential        $ 23,909      $ 23,214
           Commercial real estate                   3,661         3,522
           Multi-family residential                    20            18
           Land                                     1,013         1,010
                                                 --------      --------
              Total real estate loans              28,603        27,764

         Consumer loans:
           Loans secured by deposit accounts          126           181
                                                 --------      --------
              Total loans                          28,729        27,945
                                                 --------      --------
         Less:
           Undisbursed portion of loans in
             process                                 (135)          (69)
           Allowance for loan losses                 (176)         (200)
           Deferred loan fees                        (160)         (158)
           Reserve for uncollected interest           (55)          (12)
                                                 --------      --------
                                                     (526)         (439)
                                                 --------      --------
                                                 $ 28,203      $ 27,506
                                                 ========      ========

At June 30, 1997 and 1998 loans which were contractually past due ninety days or more totaled approximately $581,000 and $231,000, respectively. All of these loans would be categorized as homogeneous loans and therefore excluded from consideration for impairment in accordance with Statement of Financial Accounting Standards (SFAS) No. 114. The Savings Bank had no loans considered impaired as defined under SFAS No. 114 for 1997 and 1998. A summary of the activity in the allowance for loan losses is summarized as follows:

                                                   Years Ended June 30,
                                                   --------------------
                                                    1997          1998
                                                    ----          ----

     Beginning balance                           $    152      $    176
     Provision for losses charged to income            24            24
                                                 --------      --------
     Ending balance                              $    176      $    200
                                                 ========      ========
                                      49

                                             Notes to
MITCHELL BANCORP, INC. AND SUBSIDIARY        Consolidated Financial Statements
------------------------------------------------------------------------------

Management of the Savings Bank believes that its allowances for losses on its loan portfolio are adequate. However, the estimates used by management in determining the adequacy of such allowances are susceptible to significant changes due primarily to changes in economic and market conditions. In addition, various regulatory agencies periodically review the Savings Bank's allowance for losses as an integral part of their examination processes. Such agencies may require the Savings Bank to recognize additions to the allowances based on their judgments of information available to them at the time of their examinations.

4.  Real Estate Owned
    -----------------

    Real estate owned is summarized as follows:

                                                            June 30,
                                                    ----------------------
                                                    1997              1998
                                                    ----              ----

    One-to-four family residential                $     91         $    345
                                                  ========         ========

A summary of activity in the valuation allowance for losses on real estate is summarized as follows:


                                                     Years Ended June 30,
                                                    ----------------------
                                                    1997              1998
                                                    ----              ----

    Beginning balance                             $     15         $      -
    Chargeoffs                                         (15)               -
    Provision for losses charged to income               -                -
                                                  --------         --------
    Ending balance                                $      -         $      -
                                                  ========         ========

5.  Premises and Equipment
    ----------------------

    Premises and equipment is summarized as follows:

                                                            June 30,
                                                    ----------------------
                                                    1997              1998
                                                    ----              ----
    Land                                          $     16         $     16
    Office building and improvements                    84               84
    Furniture and equipment                            191              192
                                                  --------         --------
                                                       291              292
    Less accumulated depreciation                      226              236
                                                  --------         --------
                                                  $     65         $     56
                                                  ========         ========

                                             Notes to
MITCHELL BANCORP, INC. AND SUBSIDIARY        Consolidated Financial Statements
------------------------------------------------------------------------------

6.  Deposits
    --------

    Deposits are summarized as follows:

                                                 June 30,
                                 ----------------------------------------
                                          1997                 1998
                                 -------------------   ------------------
                                 Weighted              Weighted
                                 Average               Average
                                  Rate       Amount     Rate       Amount
                                  ----       ------     ----       ------

     Passbook                     2.25%     $  2,117    2.25%    $  2,220
     Money market                 2.87%        1,443    2.96%       1,137
     Certificates of deposit      5.78%       14,112    5.90%      18,207
                                            --------             --------
        Total deposits
                                            $ 17,672             $ 21,564
                                            ========             ========
     Weighted average cost of deposits        5.12%                5.37%
                                              ====                 ====

    Contractual maturities of certificates of deposit are as follows:

                                                         June 30,
                                                    ----------------
                                                    1997        1998
                                                    ----        ----

    12 months or less                            $ 10,917     $ 13,801
    1-2 years                                       1,947        2,251
    2-3 years                                         738        1,362
    3-5 years                                         510          793
                                                 --------     --------
                                                 $ 14,112     $ 18,207
                                                 ========     ========

    Interest expense on deposits is summarized as follows:

                                                  Years Ended June 30,
                                                  --------------------
                                                    1997        1998
                                                    ----        ----
     Passbook                                     $     60    $     49
     Money market                                       46          38
     Certificates of deposit                           869         977
                                                  --------    --------
                                                  $    975    $  1,064
                                                  ========    ========

Certificates of deposit with balances of $100,000 or more totaled approximately $3,891,000 and $6,052,000 at June 30, 1997 and 1998,
respectively.

                                             Notes to
MITCHELL BANCORP, INC. AND SUBSIDIARY        Consolidated Financial Statements
------------------------------------------------------------------------------

7.   Income Taxes
     ------------

    The components of income tax expense (benefit) are as follows:

                                                  Years Ended June 30,
                                                  --------------------
                                                  1997            1998
                                                  ----            ----

     Current                                    $    294       $    351
     Deferred (benefit)                               (5)           (42)
                                                --------       --------
        Total                                   $    289       $    309
                                                ========       ========

The differences between actual income tax expense and the amount computed by applying the federal statutory income tax rate of 34% to income before income taxes are reconciled as follows:

                                                   Years Ended June 30,
                                                  --------------------
                                                  1997            1998
                                                  ----            ----

     Computed income tax expense               $    259        $    253
     Increase (decrease) resulting from:
      State income tax net of federal
       tax benefits                                  22              26
      Other                                           8              30
                                               --------        --------
     Actual income tax expense                 $    289        $    309
                                               ========        ========

The components of the net deferred income tax assets are as follows:

                                                        June 30,
                                                  --------------------
                                                  1997            1998
                                                  ----            ----

   Deferred tax assets, principally deferred
     compensation expenses                       $    402       $    485
   Valuation allowance                                  -              -
                                                 --------       --------
                                                      402            485
   Deferred tax liabilities, principally
    unrealized gain on securities available
    for sale                                          238            343
                                                 --------       --------
        Net deferred income tax asset            $    164       $    142
                                                 ========       ========

The Savings Bank's annual addition to its reserve for bad debts allowed under the Internal Revenue Code may differ significantly from the bad debt experience used for financial statement purposes. Such bad debt deductions for income tax purposes are included in taxable income of later years only if the bad debt reserves are used for purposes other than to absorb bad debt losses. Since the Savings Bank does not intend to use the reserve for purposes other than to absorb losses, no deferred income taxes have been provided on the amount of bad debt reserves for tax purposes that arose in tax years beginning before December 31, 1987, in accordance with SFAS No. 109. Therefore, retained earnings at

                                             Notes to
MITCHELL BANCORP, INC. AND SUBSIDIARY        Consolidated Financial Statements
------------------------------------------------------------------------------

June 30, 1997 and 1998, includes approximately $1.1 million representing such bad debt deductions for which no deferred income taxes have been provided.

8.   Pension Plan
     ------------

The Company has a defined benefit pension plan covering all full-time employees over the age of twenty and one-half who have completed six months of continuous employment.

    The following is a summary of the components of pension cost:

                                                 Years Ended June 30,
                                                ---------------------
                                                1997             1998
                                                ----             ----

   Service cost-benefits earned during
     the year                                 $     16         $     12
   Interest cost on projected benefit
     obligation                                     14               11
   Actual return on plan assets                    (10)             (12)
   Net amortization of initial transition
     liability and deferral of subsequent
     gains under SFAS No. 87                         1                1
   Net amortization of loss not reflected
     in market related value                         3                -
                                              --------         --------
                                              $     24         $     12
                                              ========         ========

A summary of the plan's funding status is as follows:

                                                       June 30,
                                                ---------------------
                                                1997             1998
                                                ----             ----
   Actuarial present value of benefit
    obligations:
      Vested benefits                         $    138        $    154
      Non-vested benefits                            1               1
                                              --------        --------
        Accumulated benefit obligation        $    139        $    155
                                              ========        ========

   Projected benefit obligations for
    services rendered to date                 $    207        $    163
   Plan assets at fair value, primarily
    cash and contracts with insurance
    companies                                      135             160
                                              --------        --------
   Deficit of plan assets over projected
    benefit obligations                             72               3
   Unrecognized transition asset                   (19)            (18)
   Minimum liability adjustment                     25               -
   Unrecognized net loss                           (74)            (11)
                                              --------        --------

      Accrued (prepaid) pension expense       $      4        $    (26)
                                              ========        ========

                                             Notes to
MITCHELL BANCORP, INC. AND SUBSIDIARY        Consolidated Financial Statements
------------------------------------------------------------------------------

The weighted average discount rate and rate of increase in future compensation levels in determining the actuarial present value of the projected benefit obligation for 1997 and 1998 was 8% and 5%, respectively. The expected long term rate of return on assets was 8%.

9.  Compensation Benefit Agreements
    -------------------------------

The Savings Bank has established nonqualified compensation agreements with its directors providing for fixed benefits payable monthly over a ten year period. The benefits are payable to those directors beginning upon attainment of age 62 or, in the event of their death, to their designated beneficiary. The expense before income tax effect associated with these agreements was approximately $17,000 for the years ending June 30, 1997 and 1998.

The Savings Bank also has established nonqualified compensation agreements with certain key executives providing for benefits payable monthly over a ten year period beginning at retirement and to their designated beneficiary in the event of death. The expense before income tax effect recognized on these agreements was approximately $84,000 and $50,000 for the years ending June 30, 1997 and 1998, respectively.

The Company has purchased life insurance contracts with respect to directors and key executives covered by these agreements. The Company is the owner and beneficiary of the insurance contracts. The directors and key executives are general creditors of the Company with respect to these benefits. The cash surrender value of the Company-owned life insurance is reflected in other assets on the accompanying consolidated balance sheets. The liability for the benefits have been accrued at the balance sheet dates at the net present value of the expected benefits. Annual expense is based on the increase in the present value of expected future benefits.

10.  Postretirement Benefits Other Than Pensions
     -------------------------------------------

Effective December 31, 1995, the Company adopted an unfunded postretirement health care benefit plan covering certain executive officers and their spouses for life beginning at their date of retirement. The Company plans to provide health insurance coverage under their existing group plan for these retirees. The benefits are recorded in accordance with SFAS No. 106, "Employers Accounting for Postretirement Benefits Other Than Pensions". Under SFAS No. 106, the Company is required to accrue the estimated cost of retiree benefit payments during the employee's active service period. Based on the full eligibility of the covered executive officers, the Company has accrued the expected postretirement benefit obligation of approximately $73,000 and $78,000 at June 30, 1997 and 1998, respectively. This liability consists entirely of unrecognized prior service cost.

                                             Notes to
MITCHELL BANCORP, INC. AND SUBSIDIARY        Consolidated Financial Statements
------------------------------------------------------------------------------

11.  Employment and Change of Control Agreements
     -------------------------------------------

The Company entered into three year employment agreements with certain key officers which may be extended by the Board for an additional year at each anniversary date so that the remaining terms shall be three years. The agreements provide for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the employers. The severance payments will equal 2.99 times the executive officer's average annual compensation during the preceding five years. The employment agreements provide for termination by the Company for just cause at any time. The Company has not accrued any benefits under these postemployment agreements.

12.  Regulatory Matters
     ------------------

The Savings Bank is subject to various regulatory capital requirements administered by the Federal Deposit Insurance Company ("FDIC"). Failure to meet minimum capital requirements can initiate certain mandatory, and possible additional discretionary, actions by regulators that, if undertaken, could have a direct material effect on the Company's financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Savings Bank must meet specific capital guidelines that involve quantitative measures of the Savings Bank's assets, liabilities, and certain off-balance sheet items as calculated under regulatory accounting practices. The Savings Bank's capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors. In addition, the Savings Bank is subject to a North Carolina Savings Institution (State) capital requirement of at least 5% of total assets.

Quantitative measures established by regulation to ensure capital adequacy require the Savings Bank to maintain minimum amounts and ratios (set forth in the table below) of total and Tier I capital (as defined in the regulations) to risk weighted assets (as defined), and of Tier I capital to average assets ( as defined). Management believes, as of June 30, 1998, that the Savings Bank meet all capital adequacy requirements to which it is subject.

As of June 30, 1998, the most recent notification from the FDIC categorized the Savings Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized the Savings Bank must maintain minimum total risked-based, Tier I risk-based, and Tier I leverage ratios as set forth in the following table. There are no conditions or event since the notification that management believes have changed the Savings Bank's category.

                                             Notes to
MITCHELL BANCORP, INC. AND SUBSIDIARY        Consolidated Financial Statements
------------------------------------------------------------------------------

Following are the required and actual capital amounts and ratios for the Savings Bank:

                                                                                  TO BE WELL
                                                                               CAPITALIZED UNDER
                                                        FOR CAPITAL            PROMPT CORRECTIVE
                                  ACTUAL             ADEQUACY PURPOSES         ACTION PROVISIONS
                           -------------------      -------------------       -------------------
                           AMOUNT        RATIO      AMOUNT        RATIO       AMOUNT        RATIO
                           ------        -----      ------        -----       ------        -----

As of June 30, 1998:
  Tier 1 Capital (to                                           greater or                 greater or
    average assets)     $  10,869        31.8%     $  1,368    less than 4%  $  1,710     less than 5%
  Tier 1 Capital (to
    risk-weighted                                              greater or                 greater or
    assets)             $  10,869        59.8%     $    727    less than 4%  $  1,091     less than 6%
  Total Capital (to
    risk-weighted                                              greater or                 greater or
    assets)             $  11,069        60.9%     $  1,459    less than 8%  $  1,819     less than 10%

As of June 30, 1997:
  Tier 1 Capital (to                                           greater or                 greater or
    average assets)     $  10,328        34.5%     $  1,198    less than 4%  $  1,497     less than 5%
  Tier 1 Capital (to
    risk-weighted                                              greater or                 greater or
    assets)             $  10,328        56.9%     $    726    less than 4%  $    907     less than 6%
  Total Capital (to
   risk-weighted                                               greater or                 greater or
   assets)              $  10,504        57.9%     $  1,451    less than 8%  $  1,814     less than 10%



                                             Notes to
MITCHELL BANCORP, INC. AND SUBSIDIARY        Consolidated Financial Statements
------------------------------------------------------------------------------

13.  Financial Instruments with Off Balance Sheet Risk
     -------------------------------------------------

The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit. Those instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the accompanying consolidated balance sheet. The contract or notional amounts of those instruments reflect the extent of the Company's involvement in particular classes of financial instruments.

The Company's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit is represented by the contractual notional amount of those instruments. The Company uses the same credit policies in making commitments as it does for on-balance-sheet instruments.

The Company had outstanding commitments to originate fixed rate mortgage loans of approximately $563,000 and $228,000 at June 30, 1997 and 1998,
respectively. The commitments to originate loans at June 30, 1997, had interest rates ranging from 8.00% to 8.50% with terms ranging from 15 to 16 years. The commitments to originate loans at June 30, 1998, had interest rates of 8.5% with terms of 16 years.

                                             Notes to
MITCHELL BANCORP, INC. AND SUBSIDIARY        Consolidated Financial Statements
------------------------------------------------------------------------------

14.  Deposit Insurance Premiums
     ---------------------------

The Savings Bank recorded an expense in 1997 for the one-time industry-wide special assessment levied by the omnibus appropriation bill to recapitalize the Savings Association Insurance Fund (SAIF). The special assessment for deposit insurance premiums of approximately $137,000 has been reflected in income for the year ending June 30, 1997, with an after tax impact on net income of approximately $87,000. Effective January 1, 1997, the Savings Bank began paying reduced premium assessments in accordance with the new SAIF assessment schedule.

15.  Stockholders' Equity
     --------------------

Bancorp was incorporated under North Carolina law in February 1996 to acquire and hold all the outstanding common stock of the Savings Bank, as part of the Savings Bank's conversion from a North Carolina-chartered mutual savings bank to a North Carolina-chartered stock savings bank. In connection with the conversion which was consummated on July 12, 1996, Bancorp issued and sold 979,897 shares of common stock at a price of $10.00 per share for total net proceeds of approximately $9.2 million after conversion expenses of approximately $585,000. Bancorp retained one-half of the net proceeds and used the remaining net proceeds to purchase the newly issued capital stock of the Savings Bank. Since, the conversion was essentially consummated prior June 30, 1996, the conversion was accounted for as being effective as of June 30, 1996, with the net conversion offering proceeds of approximately $9.2 million shown on the statements of stockholders' equity as proceeds from the sale of common stock.

The Savings Bank may not declare or pay a cash dividend if the effect thereof would cause its net worth to be reduced below either the amounts required for the liquidation account discussed below or the regulatory capital requirements imposed by federal and state regulations.

At the time of conversion, the Savings Bank established a liquidation account in an amount equal to its retained earnings as reflected in the latest consolidated balance sheet used in the final conversion prospectus. The liquidation account will be maintained for the benefit of eligible account holders who continue to maintain their deposit accounts in the Savings Bank after conversion. In the event of a complete liquidation of the Savings Bank (and only in such an event), eligible depositors who continue to maintain accounts shall be entitled to receive a distribution from the liquidation account before any liquidation may be made with respect to common stock.

                                             Notes to
MITCHELL BANCORP, INC. AND SUBSIDIARY        Consolidated Financial Statements
------------------------------------------------------------------------------

16.  Employee Stock Plans
     --------------------

Employee Stock Ownership Plan - As part of the conversion discussed in Note 15, an Employee Stock Ownership Plan (ESOP) was established and the ESOP borrowed approximately $784,000 from Bancorp to purchase 78,391 shares of common stock issued by Bancorp. The loan will be repaid principally from the Savings Bank's discretionary contributions to the ESOP over a period of 15 years. On June 30, 1998, the loan had an outstanding balance of approximately $679,000 and an interest rate of 8.25%. The unearned compensation for unallocated shares is recorded as a reduction of the Company's stockholders' equity. Contributions to the ESOP and shares released from the suspense account are allocated to the participants on the basis of compensation in the year of allocation. Benefits become fully vested at the end of seven years of service. Since Savings Bank's annual contributions are discretionary, benefits payable under the ESOP cannot be estimated. Compensation expense is recognized to the extent of the fair value of shares committed to be released. In 1997 and 1998, compensation expense of approximately $73,000 and $120,000 was recorded for the release of shares. At June 30, 1997 and 1998, there remained approximately 73,000 and 66,000 shares in suspense, respectively. The value of the unreleased shares at June 30, 1998, was approximately $1.1 million.

Management Recognition and Retention Plan - The Company 1996 Management Recognition and Development Plan ("MRP") reserved 39,160 shares of common stock for issuance. Shares totaling 31,358 were granted to directors, officers and employees of the Company on July 13, 1997. The awards will vest ratably over a five year period with acceleration of vesting as defined by the Plan. Compensation expense, in the amount of the fair value of the common stock at the date of grant, will be recognized during the periods the participants become vested. For the year ended June 30, 1998, compensation expense of approximately $98,000 has been accrued. It is management's intent to fund vested MRP shares out of shares held in treasury.

Stock Option Plan - The Company 1996 Stock Option Plan reserved 97,990 shares for the benefit of directors, officers, and other key employees of the Company. The Plan provides for incentive options for officers and employees and nonincentive options for directors. The Plan is administered by a committee of at least three directors of the Company. The option exercise price cannot be less than the fair value of the underlying common stock at the date of the option grant, and the maximum option term cannot exceed ten years. The following table summarizes the non-incentive stock options that have been granted to directors and the incentive stock options granted to officers and other key employees. No options grants were exercisable at June 30, 1998.

                                             Notes to
MITCHELL BANCORP, INC. AND SUBSIDIARY        Consolidated Financial Statements
------------------------------------------------------------------------------

                                                                   Option
                             Nonincentive   Incentive     Total     Price
                             ------------   ---------     -----     -----

   Shares under options:
    Outstanding at July 1,
      1997                             -           -           -   $     -

    Granted--July 13              14,700      53,896      68,596    16.375
                                 -------     -------     -------   -------
    Outstanding at June 30,
      1998                        14,700      53,896      68,596    16.375
                                 -------     -------     -------   -------
    Options available to grant
      at June 30, 1998                                    29,384


The Company applies APB Opinion 25 and related interpretations in accounting for its stock option plan. Accordingly, no compensation cost has been recognized for its stock option plan. Had compensation cost for the Company's plan been determined based on the fair value at the grant dates for awards under the Plan consistent with methods under FASB Statement 123 (SFAS 123), the Company's net income and earnings per share would not have been materially reduced and therefore no proforma disclosure has been presented.

17.  Financial Instruments
     ---------------------

The approximate stated and estimated fair value of certain financial instruments are summarized below:

                                     1997                      1998
                              ----------------------    ---------------------
                              Stated     Estimated      Stated     Estimated
                              Amount     Fair Value     Amount     Fair Value
                              ------     ----------     ------     ----------
  Financial assets:
   Loans receivable, net    $ 28,203      $ 27,950     $ 27,506     $ 28,606
   Investments                   758           758          919          919
   Cash and cash
     equivalents               3,606         3,606        8,159        8,159

  Financial liabilities:
    Deposits:
      Demand deposits          3,560         3,560        3,357        3,357
      Certificates of
        deposit               14,112        14,130       18,207       18,300

                                             Notes to
MITCHELL BANCORP, INC. AND SUBSIDIARY        Consolidated Financial Statements
------------------------------------------------------------------------------

Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments" (SFAS 107), requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

  . Fair value approximates book value for the following financial instruments due to the short-term nature of the instruments: Cash, interest earning deposits, accrued interest receivable and accrued expenses.

  . Fair values for loans held for investment are estimated by segregating the portfolio by type of loan and discounting scheduled cash flows using interest rates currently being offered for loans with similar terms, reduced by an estimate of credit losses inherent in the portfolio. A prepayment assumption is used as an estimate of the portion of loans that will be repaid prior to their scheduled maturity.

  . Fair values for demand deposits with no fixed maturity date is equal to the carrying value. The fair value of certificates of deposit are estimated by discounting the amounts payable at the certificate rates using the rates currently offered for deposits of similar remaining maturities.

  . Fair value estimates are made at a specific point of time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale the Company's entire holdings of a particular financial instrument. Because no active market exists for a significant portion of the Company's financial instruments, fair value estimates are based on judgments regarding future expected loss experience, current economic conditions, current interest rates and prepayment trends, risk characteristics of various financial instruments, and other factors. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. Changes in any of these assumptions used in calculating fair value also would affect significantly the estimates. Further, the fair value estimates were calculated as of June 30, 1997 and 1998. Changes in market interest rates and prepayment assumptions could change significantly the estimated fair value.

  . Fair value estimates are based on existing on and off-balance-sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and liabilities that are not considered financial instruments. For example, the Company has significant assets and liabilities that are not considered financial assets or liabilities including deposit franchise value, loan servicing portfolio, real estate, deferred tax assets, and premises and equipment. In addition, the tax ramifications related to the realization of the unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in any of these estimates.

                                             Notes to
MITCHELL BANCORP, INC. AND SUBSIDIARY        Consolidated Financial Statements
------------------------------------------------------------------------------

18.  Condensed Parent Company Financial Information
     ----------------------------------------------

The following condensed balance sheets as of June 30, 1997 and 1998, and condensed statements of income and cash flows for the years then ended for Mitchell Bancorp, Inc. should be read in conjunction with the consolidated financial statements and the notes thereto.


     Parent Company Only                             June 30,     June 30,
     Balance Sheets (in thousands)                     1997        1998
     -----------------------------                     ----        ----

     Assets:
       Cash and cash equivalents                    $  1,965    $  2,705
       Equity in net assets of bank subsidiary        10,607      11,242
       Loans receivable                                1,740         679
       Prepaid expenses and other assets                  20           8
                                                    --------    --------
          Total assets                              $ 14,332    $ 14,634
                                                    ========    ========

     Liabilities                                           7           2

     Stockholders' equity                             14,325      14,632
                                                    --------    --------
          Total liabilities and stockholders'
            equity                                  $ 14,332    $ 14,634
                                                    ========    ========

                                                    For the Years Ended
                                                          June 30,
     Parent Company Only                            -------------------
     Statements of Income (in thousands)              1997        1998
     -----------------------------------              ----        ----

     Interest income                                $    228    $    185
     Expenses                                           (109)       (145)
     Income taxes                                        (42)        (27)
     Undistributed equity earnings                       394         420
                                                    --------    --------
     Net income                                     $    471    $    433
                                                    ========    ========

No dividends have been paid from the Savings Bank to the parent for the years ending June 30, 1997 and 1998.

                                             Notes to
MITCHELL BANCORP, INC. AND SUBSIDIARY        Consolidated Financial Statements
------------------------------------------------------------------------------

                                                    For the Years Ended
                                                          June 30,
     Parent Company Only                            -------------------
     Statements of Cash Flow (in thousands)           1997        1998
     --------------------------------------           ----        ----

     Operating activities:
      Net income                                   $    471    $    433
      Undistributed equity earnings of
       Savings Bank                                    (394)       (420)
      Other, net                                        (15)          9
                                                   --------    --------
                                                         62          22
                                                   --------    --------
     Investing activities:
      Loan to savings bank                           (1,000)          -
      Repayments on loans receivable                     44       1,061
                                                   --------    --------
         Net cash provided (used) by investing
           activities                                  (956)      1,061
                                                   --------    --------
     Financing activities:
      Repurchase of common stock                       (784)          -
      Dividends paid                                   (180)       (343)
      Repayment of stock oversubscription              (523)          -
      Payment of conversion cost                       (347)          -
                                                   --------    --------
        Net cash provided by financing activities    (1,834)       (343)
                                                   --------    --------
        Net increase in cash and cash equivalents    (2,728)        740

     Cash and cash equivalents at beginning of year   4,693       1,965
                                                   --------    --------
     Cash and cash equivalents at end of year      $  1,965    $  2,705
                                                   ========    ========

19.  Subsequent Event
     ----------------

The Company announced on August 13, 1998, its signing of a definitive agreement by which the Company will merge with a commercial bank. Under the agreement, the Company's shareholders will receive cash and/or shares of the commercial bank's common stock subject to an exchange ratio as defined in the merger agreement. The completion of the transaction is subject to regulatory and shareholder approval of the reorganization agreement.

The pending change in control, when approved and consummated, will result in the payment of certain employee severance benefits, the payment of employment contract settlements, and the acceleration of certain benefit payments from qualified and nonqualified retirement plans. At June 30, 1998, the Company has not accrued any liabilities with regard to these potential benefit payments that would only result upon approval and completion of the merger.

Item 8. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure
------------------------------------------------------------------------

         None.

                                 PART III

Item 9. Directors, Executive Officers, Promoters and Control Persons; Compliance with Section 16(a) of the Exchange Act
-----------------------------------------------------------------------

     The Board of Directors of the Corporation is presently composed of six members, each of who are elected for a term of one year. The executive officers of the Corporation and the Savings Bank are elected annually and hold office until their respective successors have been elected and qualified or until death, resignation or removal by the Board of Directors. The following tables sets forth information with respect to the Directors and executive officers of the Corporation and the Savings Bank.

              Directors of the Corporation and the Savings Bank

                         Age at           Year First Elected        Current
     Name            June 30, 1998 (1)  or Appointed Director (2) Term Expires
     ----            -----------------  ------------------------- ------------
  Calvin F. Hall           69                   1974                 1999
  Edward Ballew, Jr.       76                   1948                 1999
  Emma Lee M. Wilson       62                   1983                 1999
  Baxter D. Johnson        88                   1952                 1999
  Lloyd Hise, Jr.          53                   1988                 1999
  Michael B. Thomas        43                   1997                 1999
___________
(1)    As of June 30, 1998.
(2) Includes prior service on the Board of Directors of the Savings Bank, if any.

              Executive Officers of the Corporation and Savings Bank

                     Age at
                    June 30,
Name                 1998                  Position
                     ----     ------------------------------------------------
                              Corporation            Savings Bank
                              -------------------    -------------------------
----

Calvin F. Hall        69      President              President
Edward Ballew, Jr     76      Executive Vice         Executive Vice President
                              President and Chief    and Chief Executive
                              Executive Officer      Officer
Emma Lee M. Wilson    62      Assistant Managing     Assistant Managing
                              Officer, Secretary     Officer, Secretary
                              and Treasurer          and Treasurer

Biographical Information

      Set forth below is certain information regarding the Directors and executive officers of the Corporation and the Savings Bank. All of the directors and officers listed above have held positions with or been employed
by the Corporation for five years unless otherwise stated.    There are no
family relationships among or between the directors or executive officers.

      Calvin F. Hall is President and an agent of Fortner Insurance Agency, Inc., with which he has been affiliated with for over 39 years. Mr. Hall was appointed President of the Savings Bank in January 1995. Mr. Hall is a member of the Spruce Pine Rotary Club.

      Edward Ballew, Jr. has been employed as an executive officer by the Savings Bank since 1947 and serves as its Executive Vice President and Chief Executive Officer.

      Emma Lee M. Wilson has been employed by the Savings Bank since 1958 and has served in various capacities since that time. Mrs. Wilson is the Assistant Managing Officer, Secretary and Treasurer of the Savings Bank.

      Baxter D. Johnson has been the owner of Johnson Electric, Spruce Pine, North Carolina, for 68 years.

      Lloyd Hise, Jr. has been a practicing attorney in Spruce Pine, North Carolina since 1969.

      Michael B. Thomas is a salesman for Buck Stove, Inc., Spruce Pine, North Carolina. He is a past president of the Mitchell County Chamber of Commerce and has served on the Town of Spruce Pine Board of Alderman.

Compliance with Section 16(a) of the Exchange Act

      Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act") requires the Corporation's executive officers and directors, and persons who own more than 10% of any registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of such forms it has received and written representations provided to the Corporation by the above referenced persons, the Corporation believes that all filing requirements applicable to its reporting officers, directors and greater than 10% shareholders were properly and timely complied with for the fiscal year ended June 30, 1998.

Item 10.  Executive Compensation
--------------------------------

Summary Compensation Table

                                                          Long-term Compensation
                                 Annual Compensation(1)             Awards
                                -----------------------   -------------------------
                                                          Restricted      Number           All
Name and                                                    Stock           of         Other Annual
Position                        Year  Salary(2)   Bonus    Awards(3)     Options(4)    Compensation(5)
--------                        ----  ---------   -----    ---------     ----------    ---------------

Edward Ballew, Jr.              1998   $83,868   $   --     $160,459      24,498           $38,319
 Executive Vice President       1997    73,800       --           --          --            31,647
 and Chief Executive Officer    1996    74,000    6,200           --          --                --


_______________
(1) All compensation is paid by the Savings Bank. Excludes certain additional benefits received by each individual, the aggregate amounts of which do not exceed 10% of the particular individual's total annual salary and bonus.
(2)     Includes Board of Directors fees of $6,000.

                   (footnotes continued on following page)

(3) Represents the value of restricted stock awards at July 13, 1997, the date of grant, pursuant to the Management Recognition Plan ("MRDP"). Dividends are paid on such awards if and when declared and paid by the Corporation on the Common Stock. At June 30, 1998, the value of the unvested awards (which vest pro rata over a five-year period with the first 20% installment vesting on July 13, 1998) for Mr. Ballew was $161,684 (9,799 shares at $16.50 per share).
(4) Subject to pro rata vesting over a five year period with the first 20% installment vesting on July 13, 1998.
(5)    Represents contribution made to the ESOP.

     Options Grants Table.  The following information is provided for Mr.
Ballew.


                          Number of     Percent of
                          Securities    Total Options
                          Underlying    Granted to
                           Options      Employees in    Exercise   Expiration
Name                      Granted (1)   Fiscal Year     Price         Date
----                      -----------   -----------     --------   ----------

Edward Ballew, Jr.          24,498           55%         $16.375    07/13/07
_____________
(1) Subject to pro rata vesting over a five year period with the first 20% installment vesting on July 13, 1998.

     Option Exercise/Value Table. The following information is provided for Mr. Ballew.

                                                         Number of
                                                   Securities Underlying          Value of Unexercised
                                                    Unexercised Options           In-the-Money Options
                       Shares                       at Fiscal Year End(#)         at Fiscal Year End($)
                     Acquired on     Value       ---------------------------    -------------------------
   Name              Exercise (#)  Realized($)   Exercisable   Unexercisable    Exercisable Unexercisable
   ----              -----------   -----------   -----------   -------------    ----------- -------------
Edward Ballew, Jr.       --            --             --           24,498             --         $3,062



Employment Agreements

     Effective December 31, 1995, the Savings Bank entered into three-year employment agreements with Mr. Ballew and Mrs. Wilson (individually, the "Executive"). The agreements provide for the extension of the term of the agreement for an additional year annually unless the Savings Bank provides the Executive with prior notice that the current term will not be extended. The agreements provide for an initial salary level for Mr. Ballew and Mrs. Wilson of $72,000 and $58,000, respectively. Under the agreements, the compensation of each Executive is subject to annual review. In addition, each Executive is eligible to participate in all employee benefit plans or arrangements which the Savings Bank makes available to its senior executive officers. The agreements provide that upon the Executive's termination of employment without cause or the Executive's resignation following the occurrence of certain events, including a material change in the Executive's functions, duties or responsibilities, the Savings Bank will make a severance payment equal to the greater of the payments due to the Executive over the remaining term of the agreement or three times the average of the Executive's base salary over the preceding three years. In addition, the Savings Bank is obligated to continue the Executive's life, dental and disability coverage through the expiration of the current term of the agreement. The agreements also restrict the Executive's right to compete against the Savings Bank for a period of two years from the date of the Executive's termination without cause or resignation in the circumstances described above.

     In connection with the Savings Bank's mutual to stock conversion, the agreements were amended to provide for severance payments and continuation of other employee benefits in the event of the Executive's involuntary termination of employment in connection with any change in control of the Savings Bank or the Corporation. Severance payments also will be provided on a similar basis in connection with voluntary termination of employment where, subsequent to a change in control, Mr. Ballew and Mrs. Wilson are assigned duties inconsistent with their positions, duties, responsibilities and status immediately prior to such change in control. The term "change in control" will be defined as having occurred when, among other things, (i) a person other than the Corporation purchases shares of Common Stock pursuant to a tender or exchange offer for such shares, (ii) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities, (iii) the membership of the Board of Directors changes as the result of a contested election, or (iv) shareholders of the Corporation approve a merger, consolidation, sale or disposition of all or substantially all of the Corporation's assets, or a plan of partial or complete liquidation.

     The severance payments from the Savings Bank will equal 2.99 times each Executive's average annual compensation during the five-year period preceding the change in control. Such amount will be paid in a lump sum within 10 business days following the termination of employment. Assuming that a change in control had occurred at June 30, 1998, Mr. Ballew and Mrs. Wilson would be entitled to severance payments of approximately $216,000 and $173,000, respectively. Section 280G of the Internal Revenue Code of 1986, as amended ("Code"), states that severance payments that equal or exceed three times the base compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Executives would not be entitled to
deduct the amount of such excess payments.   If the proposed merger with First
Western is consummated, it would be deemed a change in control under the terms of the agreements.

Compensation Committee Interlocks and Insider Participation.

     Mr. Ballew, Executive Vice President and Chief Executive Officer of the Corporation, serves as a member of the Compensation Committee. Although the Chief Executive Officer recommends compensation to be paid to executive officers, the entire Board of Directors of the Savings Bank reviews such recommendations and sets the compensation for Mr. Ballew.

Directors' Compensation

     Board Fees. Except for the President who receives a monthly fee of $1,000, directors of the Savings Bank received a fee of $500 per month during the year ended June 30, 1998. Director fees totaled $39,000 for the year ended June 30, 1998. Directors do not receive any additional compensation for serving on committees of the Board of Directors. No separate fees are paid for service on the Board of Directors of the Corporation.

     Directors' Retirement Plan.   The Savings Bank established a retirement
plan for incumbent directors in 1994. The intent of the plan is to compensate directors for their past services to the Savings Bank and to provide incentives for continued service to the Savings Bank to ensure its continued success and to provide management of the Savings Bank with the benefits of the expertise and experience of its directors. Normal retirement age under the plan is age 62. The plan provides a normal retirement benefit equal to $500 per month for a period of 120 months following retirement. However, the Savings Bank may elect to pay the normal retirement benefit in a lump sum at any time following a director's retirement. The plan also provides for the payment of benefits equal to the normal retirement benefit in the case of a director who dies or becomes disabled prior to retirement. Directors who participate in the plan are subject to a noncompetition restriction during the benefit payment period. In addition, a retired director is obligated to provide consulting services to the Savings Bank during such period. Plan expenses totaled $17,000 for the fiscal year ended June 30, 1998.

Item 11.  Security Ownership of Certain Beneficial Owners and Management
------------------------------------------------------------------------

     Persons and groups who beneficially own in excess of 5% of the Corporation's Common Stock are required to file certain reports disclosing such ownership pursuant to the Exchange Act. Based on such reports, the following table sets forth, as of the close of business on the Voting Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who beneficially owned more than 5% of the outstanding shares of Common Stock at the close of business on the Voting Record Date. The following table also sets forth, as of the close of business on the Voting Record Date, information as to the shares of Common Stock beneficially owned by each director, by the named executive officers of the Corporation, and by all executive officers and directors of the Corporation as a group.

                                       Number of Shares      Percent of Shares
Name                                 Beneficially Owned (1)    Outstanding
----                                 ----------------------    -----------
Beneficial Owners of More Than 5%

Mitchell Savings Bank, Inc., SSB
Employee Stock Ownership Plan Trust           78,392                8.36%

Jerome H. and Susan B. Davis (2)              93,000                9.92

Great Meadows, Inc. (3)                       97,550               10.41
  Samuel L. Phillips
  Van F. Phillips
  G. Byron Phillips
  Gina A. Phillips

Jewel Phillips                                48,502                5.18

Directors

Calvin F. Hall                                12,582                1.34%
Emma Lee M. Wilson                            12,568                1.34
Baxter D. Johnson                              2,393                   *
Lloyd Hise, Jr.                                5,398                   *
Michael B. Thomas                              3,165                   *

Named Executive Officers(4)

Edward Ballew, Jr.                            14,150                1.51

All Executive Officers and
 Directors as a Group (6 persons)             50,256                5.36
_______________
*    Less than 1 percent of shares outstanding.
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares

                 (footnotes continued on following page)
     held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.
(2) As disclosed in a Schedule 13D filed with the Securities and Exchange Commission ("SEC") on July 19, 1996, as subsequently amended on November 19, 1996, May 5, 1997, September 24, 1997 and October 31, 1997.
(3)  As disclosed in a Schedule 13D filed with the SEC on August 19, 1996.
(4) Under SEC regulations, the term "named executive officer" is defined to include the chief executive officer, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. Edward Ballew, Jr. was the Corporation's only "named executive officer" for the fiscal year ended June 30, 1998. He is also a director of the Corporation.

     (c)       Changes In Control

     The Corporation is not aware of any arrangements, including any pledge by any person of securities of the Corporation, the operation of which may at a subsequent date result in a change in control of the Corporation, except for the following:

     Jerome H. Davis and Susan B. Davis, Greenwich, Connecticut, have filed with the SEC a Schedule 13D dated July 19, 1996, as subsequently amended on November 19, 1996, May 5, 1997, September 24, 1997 and October 31, 1997, with respect to the Corporation's common stock. The Schedule 13D discloses that Mr. Davis and Mrs. Davis beneficially own an aggregate of 93,000 shares of common stock, or 9.92% of the outstanding shares. Item 4 of the Schedule 13D, entitled "Purpose of Transaction," states, in part, "Mr. and Mrs. Davis now believe that Mitchell must consider several options which will enhance shareholder value, including a merger transaction."

Item 12.  Certain Relationships and Related Transactions

     Current law requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and does not involve more than the normal risk of repayment or present other unfavorable features. The Savings Bank therefore is prohibited from making any new loans or extensions of credit to the Savings Bank's executive officers and directors and at different rates or terms than those offered to the general public and has adopted a policy to this effect. The aggregate amount of loans by the Savings Bank to its executive officers and directors was approximately $58,000 at June 30, 1998. Such loans (i) were made in the ordinary course of business, (ii) were made on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Savings Bank's other customers, (unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee) and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features when made.

                                 PART IV

Item 13.  Exhibits List and Reports on Form 8-K
-----------------------------------------------

(a)    Exhibits

       3.1     Certificate of Incorporation of Mitchell Bancorp, Inc.*
       3.2     Bylaws of Mitchell Bancorp, Inc.*
      10.1     Employment Agreement with Emma Lee M. Wilson*
      10.2     Employment Agreement with Edward Ballew, Jr.*
      10.2     Mitchell Savings Bank, Inc., SSB 1996 Employee Stock Ownership
                  Plan*

      10.3     Mitchell Bancorp, Inc. 1996 Stock Option Plan**
      10.4     Mitchell Bancorp, Inc. 1996 Management Recognition and
                  Development Plan**
      21       Subsidiaries of Registrant
      23       Consent of Independent Auditors
      27       Financial Data Schedule

     (b) The Corporation did not file any Reports on Form 8-K during the quarter ended June 30, 1998.
_________________
* Incorporated by reference to the Corporation's Registration Statement on Form SB-2 (File No. 333-1888).
** Incorporated by reference to the Corporation's Annual Meeting Proxy Statement dated December 16, 1996.

                                SIGNATURES

      Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        MITCHELL BANCORP, INC.


Date:  September 25, 1998               By: /s/Edward Ballew, Jr.
                                            ------------------------------
                                            Edward Ballew, Jr.
                                            Executive Vice President and Chief
                                            Executive Officer

     Pursuant to the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

    SIGNATURES                         TITLE                   DATE



/s/ Edward Ballew, Jr.     Executive Vice President, Chief  September 25, 1998
-------------------------  Executive Officer and
Edward Ballew, Jr.         Director (Principal
                           Executive Officer)


/s/ Emma Lee M. Wilson     Assistant Managing Officer,      September 25, 1998
-------------------------  Secretary, Treasurer and
Emma Lee M. Wilson         Director (Principal Financial
                           and Accounting Officer)


/s/ Calvin F. Hall         President and Director           September 25, 1998
-------------------------
Calvin F. Hall



/s/ Baxter D. Johnson      Director                         September 25, 1998
-------------------------
Baxter D. Johnson


-------------------------  Director                         September 25, 1998
Lloyd Hise, Jr.


/s/ Michael B. Thomas      Director                         September 25, 1998
-------------------------
Michael B. Thomas

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                           ---------------------------

                                   FORM 10-QSB

 [X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
     EXCHANGE ACT OF 1934

                For the quarterly period ended September 30, 1998

 [ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
     EXCHANGE ACT OF 1934

             For the transition period from __________ to __________

                         Commission File Number 0-28446
                                                -------

                             MITCHELL BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


          North Carolina                              56-1966011
-------------------------------         ---------------------------------------
(State or other jurisdiction of         (I.R.S. Employer Identification Number)
incorporation or organization)

 210 Oak Avenue, Spruce Pine, North Carolina           28777
--------------------------------------------         ----------
  (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:  (828) 765-7324

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                 X          Yes                                  No
          ----------------                         ------------

As of September 30, 1998, there were 937,174 shares of the Registrant's common stock, par value $0.01 per share, outstanding. The Registrant has no other classes of common equity outstanding.

Transitional small business disclosure format:

                            Yes                         X        No
          ----------------                         ------------

                             MITCHELL BANCORP, INC.
                                 AND SUBSIDIARY

                           SPRUCE PINE, NORTH CAROLINA

                                      Index


PART I.                                                                                       PAGE(S)
-------                                                                                       -------

FINANCIAL INFORMATION

ITEM 1.
Financial Statements

Consolidated Balance Sheets-(Unaudited) as of June 30, 1998 and September 30, 1998..............3

Consolidated Statements of Income - (Unaudited) for the three month periods ended September 30, 1997 and 1998.............................................................4

Consolidated Statements of Stockholders' Equity (unaudited).....................................5

Consolidated Statements of Cash Flows - (Unaudited) for the three months ended September 30, 1997 and 1998.............................................................6

Notes to (Unaudited) Consolidated Financial Statements........................................7-9

ITEM 2.
Management's Discussion and Analysis of Financial Condition
  and Results of Operations.................................................................10-13

PART II.

OTHER INFORMATION

Item 1.   Legal Proceedings....................................................................14

Item 2.   Changes in Securities................................................................14

Item 3.   Defaults Upon Senior Securities......................................................14

Item 4.   Submission of Matters to a Vote of Security Holders..................................14

Item 5.   Other Information....................................................................14

Item 6.   Exhibits and Reports on Form 8-K..................................................14-15

Signatures.....................................................................................16

                      MITCHELL BANCORP, INC. AND SUBSIDIARY

                           Consolidated Balance Sheets
                                   (Unaudited)
                        (in thousands, except share data)


                                                                             JUNE 30,     SEPTEMBER 30,
                                                                           ------------------------------
                  ASSETS                                                       1998            1998
                  ------                                                       ----            ----
Cash and due from banks                                                    $     44       $    167
Interest earning deposits                                                     8,115          9,337
Investment securities:
    Available for sale (amortized cost of $13)                                  628            662
Loans receivable, net                                                        27,506         26,290
Real estate owned                                                               345            288
Premises and equipment, net                                                      56             53
Federal Home Loan Bank stock                                                    291            291
Accrued interest receivable                                                       5              7
Deferred income taxes                                                           142            103
Prepaid expenses and other assets                                               174            242
                                                                           --------       --------

              Total assets                                                 $ 37,306       $ 37,440
                                                                           ========       ========

    LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits                                                                   $ 21,564       $ 21,792
Accrued interest payable                                                         76             68
Accrued expenses and other liabilities                                          992            910
Current income taxes payable                                                     42             39
                                                                           --------       --------

              Total liabilities                                              22,674         22,809
                                                                           --------       --------

Stockholders' equity:
    Preferred stock ($.01 par value, 500,000 shares authorized;
       none outstanding)                                                       --             --
    Common stock ($.01 par value, 3,000,000 shares authorized;
       979,987 shares issued; 930,902  and 937,174 shares outstanding
       June 30 and September 30, 1998, respectively)                             10             10
    Paid-in capital                                                           9,274          9,289
    Retained earnings, substantially restricted                               6,419          6,256
    Treasury stock, at cost (48,995 and 42,723 shares, respectively)           (784)          (684)
    Accumulated other comprehensive income                                      374            396
    Unearned compensation:
       Employee stock ownership plan                                           (661)          (636)
                                                                           --------       --------

              Total stockholders' equity                                     14,632         14,631
                                                                           --------       --------

              Total liabilities and stockholders' equity                   $ 37,306       $ 37,440
                                                                           ========       ========


The accompanying notes are an integral part of these consolidated financial statements.

                      MITCHELL BANCORP, INC. AND SUBSIDIARY

                 Consolidated Statements of Comprehensive Income
                                   (Unaudited)
                      (in thousands, except per share data)


                                                              FOR THREE MONTHS ENDED
                                                                  SEPTEMBER 30,
                                                              ----------------------
                                                                1997      1998
                                                                ----      ----
Interest income:
    Loans                                                       $608      $578
    Investments                                                    7         7
    Interest earning deposits                                     48       121
                                                                ----      ----
              Total interest income                              663       706

Interest expense:
    Deposits                                                     235       290
                                                                ----      ----
              Net interest income                                428       416

Provision for loan losses                                          6         6
                                                                ----      ----
              Net interest income after provision
                  for loan losses                                422       410

Non-interest income:
    Other                                                          1         1
                                                                ----      ----
              Total non-interest income                            1         1
                                                                ----      ----

Non-interest expenses:
    Compensation                                                  88        98
    Other employee benefits                                       64        71
    Net occupancy expense                                          6         6
    Deposit insurance premiums                                     3         3
    Data processing                                                7         7
    Other                                                         47       158
                                                                ----      ----
              Total non-interest expenses                        215       343
                                                                ----      ----

              Income before income taxes                         208        68

Income tax expense                                                83        56
                                                                ----      ----

              Net income                                         125        12

Other comprehensive income:
    Net unrealized gains on securities available for sale,
       net of income taxes of $1 and $12, respectively             1        22
                                                                ----      ----

              Comprehensive income                              $126      $ 34
                                                                ====      ====

Basic and diluted net income per share                          $.15      $ 01
Weighted average shares                                          860       873


The accompanying notes are an integral part of these consolidated financial statements.

                      MITCHELL BANCORP, INC. AND SUBSIDIARY

                 Consolidated Statements of Stockholders' Equity
                                   (Unaudited)
                        (in thousands except share data)


                                                                                           ACCUMULATED
                                                                                              OTHER       UNEARNED
                                           COMMON     PAID-IN      RETAINED     TREASURY  COMPREHENSIVE COMPENSATION
                                           STOCK      CAPITAL      EARNINGS       STOCK       INCOME      FOR ESOP    TOTAL
                                           -----      -------      --------       -----       ------      --------    -----

Balance at June 30, 1997                   $  10     $ 9,225       $ 6,329       $(784)       $277      $(732)      $ 14,325

Comprehensive income:
    Net income                              --          --             433        --           --        --              433
    Other comprehensive income:
       Unrealized gain on securities
           available for sale, net of
           income taxes                     --          --            --          --            97       --               97
                                           -----     -------       -------       -----        ----      -----       --------
              Comprehensive income          --          --             433        --            97       --              530
                                           -----     -------       -------       -----        ----      -----       --------

Dividends paid ($.40 per share)             --          --            (343)       --           --        --             (343)

Earned compensation--ESOP                   --            49          --          --           --          71            120
                                           -----     -------       -------       -----        ----      -----       --------

Balance at June 30, 1998                      10       9,274         6,419        (784)        374       (661)        14,632

Comprehensive income:
    Net income                              --          --              12        --           --        --               12
    Other comprehensive income:
       Unrealized gain on securities
           available for sale, net of
           income taxes                     --          --            --          --            22       --               22
                                           -----     -------       -------       -----        ----      -----       --------
              Comprehensive income          --          --              12        --            22       --               34
                                           -----     -------       -------       -----        ----      -----       --------

Dividends paid ($.20 per share)                                       (175)                                             (175)

Funding for MRP vesting                                                            100                                   100

Earned compensation--ESOP                                 15                                               25             40
                                           -----     -------       -------       -----        ----      -----       --------

Balance at September 30, 1998              $  10     $ 9,289       $ 6,256       $(684)       $396      $(636)      $ 14,631
                                           =====     =======       =======       =====        ====      =====       ========


The accompanying notes are an integral part of these consolidated financial statements.

                      MITCHELL BANCORP, INC. AND SUBSIDIARY

                      Consolidated Statements of Cash Flows
                                   (Unaudited)
                                 (in thousands)


                                                                                                THREE MONTHS ENDED
                                                                                                   SEPTEMBER 30,
                                                                                            --------------------------
                                                                                              1997            1998
                                                                                              ----            ----
Operating activities:
    Net income                                                                              $    125       $    12

    Adjustments to reconcile net income to net cash provided by operating activities:
       Depreciation                                                                                2             3
       Provision for loan losses                                                                   6             6
       Net loss on the sale of real estate                                                      --               3
       Increase (decrease) in reserve for uncollected interest                                     2            (7)
       Deferred income taxes                                                                      21            27
       Net increase (decrease) in deferred loan fees                                               4            (7)
       Amortization of unearned compensation                                                      22            40
       Increase in accrued interest receivable                                                  --              (2)
       Increase in prepaid expenses and other assets                                             (25)          (65)
       Decrease in accrued interest payable                                                       (2)           (8)
       Increase in accrued expenses and other liabilities                                         56             3
                                                                                            --------       -------
              Net cash provided by operating activities                                          211             5
                                                                                            --------       -------

Investing activities:
    Net (increase) decrease in loans                                                            (600)        1,274
    Proceeds from the sale of real estate                                                       --              16
    Investment in life insurance cash surrender value                                             (2)           (3)
                                                                                            --------       -------
              Net cash provided (used) by investing activities                                  (602)        1,287
                                                                                            --------       -------

Financing activities:
    Net increase in deposits                                                                   1,500           228
    Dividends paid                                                                              (170)         (175)
                                                                                            --------       -------
              Net cash provided (used) by financing activities                                 1,330            53
                                                                                            --------       -------

              Increase (decrease) in cash and cash equivalents                                   939         1,345

Cash and cash equivalents at beginning of period                                               3,606         8,159
                                                                                            --------       -------

Cash and cash equivalents at end of period                                                  $  4,545       $ 9,504
                                                                                            ========       =======

Supplemental disclosures of cash flow information:
    Cash paid during the year for:
       Interest                                                                             $    276       $   298
       Income taxes                                                                               48            94


    Noncash transactions:
       Unrealized gain on securities available for sale, net of deferred tax liability      $      1       $    22
       Loans to facilitate the sale of real estate owned                                    $   --         $   111
       Real estate acquired in satisfaction of mortgage loans                               $   --         $    61
       Treasury stock used to fund MRP vesting                                              $   --         $   100

The accompanying notes are an integral part of these consolidated financial statements.

                             MITCHELL BANCORP, INC.
                                 AND SUBSIDIARY

                   Notes to Consolidated Financial Statements
                                   (Unaudited)



1.      Mitchell Bancorp, Inc.

        Mitchell Bancorp, Inc. ("Bancorp") was incorporated under the laws of the State of North Carolina for the purpose of becoming the savings and loan holding company of Mitchell Savings Bank, Inc. SSB (the "Savings Bank") in connection with the Savings Bank's conversion from a state chartered mutual savings bank to a state chartered stock savings bank (the "Conversion"), pursuant to its Plan of Conversion. Bancorp commenced on May 8, 1996, a Subscription Offering of its shares in connection with the Conversion. On July 12, 1996, the Conversion was completed. The financial statements of the Savings Bank are presented on a consolidated basis with those of the Bancorp.

        The consolidated financial statements included herein are for the Bancorp, the Savings Bank and the Savings Bank's wholly owned subsidiary, Mitchell Mortgage and Investment Co. (MMI) herein collectively referred to as the "Company". The impact of MMI on the consolidated financial statements is insignificant. MMI has no operating activity other than to own stock in a third-party service bureau used by the Savings Bank.

2.      Basis of Preparation

        The accompanying unaudited consolidated financial statements were prepared in accordance with instructions for Form 10-QSB and, therefore, do not include all disclosures necessary for a complete presentation of the consolidated balance sheets, consolidated statements of income, consolidated statements of stockholders' equity, and consolidated statements of cash flows in conformity with generally accepted accounting principles. However, all adjustments which are, in the opinion of management, necessary for the fair presentation of the interim financial statements have been included. All such adjustments are of a normal recurring nature. The statement of comprehensive income for the three month period ended September 30, 1998 is not necessarily indicative of the results which may be expected for the entire year.

        It is suggested that these unaudited consolidated financial statements be read in conjunction with the audited consolidated financial statements and notes thereto for the Company for the year ended June 30, 1998 which are included in the 10-KSB.

3.      Earnings Per Share

        Basic and diluted earnings per share amounts have been computed in accordance with Statement of Financial Accounting Standard No. 123 (SFAS
        123). Per share amounts for the three month period ended September 30, 1997 have been restated in accordance with SFAS 123. Unallocated ESOP shares are not considered as outstanding for purposes of the basic or diluted calculation.

4.      Stockholders' Equity

        On January 29, 1997, the stockholders of the Company approved the Company's Stock Option Plan and Management Recognition Plan (MRP) at the Company's annual meeting. Shares granted to directors and employees under these plans may be from authorized but unissued shares of common stock or they may be purchased in the open market. The Company had previously announced and repurchased 5% of its outstanding common stock to fund these plans. As of September 30, 1998, 48,995 shares of common stock had been repurchased and 6,272 shares were used to fund the vesting of the MRP in July 1998. The remaining 25,086 shares will be moved from treasury stock and restricted for the remaining MRP awards unvested.

5.      Change in control

        On August 13, 1998, the Company signed a definitive agreement under which the Company will seek shareholder and regulatory approval to merge with a commercial bank. Under the agreement, the shareholders will receive cash and/or shares of the commercial bank's common stock subject to an exchange ratio as defined in the merger agreement.

        The pending change in control, if approved and consummated, will result in the payment of certain employee benefits, the payment of employment contract settlements, and the acceleration of certain benefit payments from qualified and nonqualified retirement plans. As of September 30, 1998, the Company has not accrued any additional liabilities with regard to these potential benefit payments that will result upon approval and completion of the merger.

        Unvested stock options of 54,877 and unvested MRP awards of 25,086 under the terms of the individual plan documents will fully vest with the change of control. The Company will recognize at that time additional compensation expense for unvested MRP awards which have not been recognized. It is also the intent under the merger agreement that the ESOP plan will have first rights to cash consideration for its unallocated shares. This will enable the ESOP to repay its outstanding debt obligation to the Company and distribute the excess proceeds to plan participants, which will in effect terminate the plan.

6.      Asset Quality

        At September 30, 1998, the Company had total nonperforming loans (i.e., loans which are contractually past due 90 days or more) and real estate owned of approximately $527,000. Of the $239,000 of nonperforming loans, 35.6%, or $85,000, were the result of loan customers filing bankruptcy. The Company ability to take action on these loans and the underlying collateral is dependent on the bankruptcy procedures. As a percentage of net loans at September 30, 1998, nonperforming loans was .91%. Total nonperforming assets as a percent of total assets at September 30, 1998 was 1.41%.

Item 2.
         MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
                              RESULTS OF OPERATIONS


GENERAL

The following discussion and analysis is intended to assist in understanding the financial condition and the results of operations of the Company. References to the "Company" include Mitchell Bancorp, Inc. and/or Mitchell Savings Bank, Inc. SSB, as appropriate.

COMPARISON OF FINANCIAL CONDITION AT JUNE 30, 1998 AND SEPTEMBER 30, 1998

The Company's total consolidated assets remained constant from June 30, 1998 to September 30, 1998. This was primarily attributable to the fact that the Company did not experience any significant deposit growth during the three month period.

The composition of the Company's balance sheet has not been materially affected by market conditions between June 30, 1998 and September 30, 1998. Net loans did decreased by $1.2 million, or 4.42%. This decrease was the result of the Company experienced scheduled repayments and payoffs of loans in the current interest rate environment in excess of new loan originations.

Consistent with its historical lending practices, virtually all of the Company's loan portfolio at September 30, 1998 consisted of fixed rate loans with maturities up to sixteen (16) years. Consequently, the Company is exposed to a high degree of interest rate risk in a rising interest rate environment. The Company has historically accepted this risk in light of its relatively high capital levels. See "Liquidity and Capital Resources" discussion below.

Deposits increased only $228,000 or 1.06%, from $21.6 million at June 30, 1998 to $21.8 million at September 30, 1998. The Company's experienced limited growth in passbook savings and certificates of deposit during the three month period.

COMPARISON OF RESULTS OF OPERATIONS FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1997 AND 1998

NET INCOME. Net income decreased $113,000 or 90.4% from net income of $125,000 for the three months ended September 30, 1997 to net income of only $12,000 for the three months ended September 30, 1998. The decrease was primarily the result of additional non-interest expenses associated with the merger process. These additional expenses along with the resulting fact that such reorganization expenses are not tax deductible significantly reduced net income for the first quarter.

NET INTEREST INCOME. Net interest income decreased $12,000 or 2.80% from $428,000 for the three months ended September 30, 1997 to $416,000 for the three months ended September 30, 1998. The decline in net interest income primarily reflects a 22 basis point increase in the average cost of funds for the three months ended September 30, 1998 as compared to 1997. Furthermore, the Savings Bank's had approximately $3.3 million more in average deposits outstanding during 1998 than in 1997. The interest rate spread also decreased from 2.85% for three months ending September 30, 1997 to 2.38% for the three months ending September 30, 1998.

INTEREST INCOME. Total interest income increased $43,000 from $663,000 for the three months ended September 30, 1997 to $706,000 for the three months ended September 30, 1998. Interest on loans decreased $30,000 as a result of a $2.2 million decrease in average loans outstanding, or 7.19%. Interest on overnight funds increased by $73,000 as additional funds available from new deposits and loan repayment were invested in overnight funds.

INTEREST EXPENSE. Interest expense increased $55,000 from $235,000 for the three months ended September 30, 1997 to $290,000 for the three months ended September 30, 1998. The increase for the three months ending September 30, 1998 was the result of a increase of approximately $3.4 million in the average balance of certificates of deposits outstanding during 1998 as compared to the same period in 1997. Certificates of deposit also carry the highest cost of funds.

PROVISION FOR LOAN LOSSES. The provision for loan losses for both three month periods ended September 30 was $6,000. Historically, management has emphasized the Company's loss experience over other factors in establishing provisions for loan losses. However, management has reviewed the allowance for loan losses in relation to the Company's composition of its loan portfolio and observations of the general economic climate and loan loss expectations. The ratio of allowance to non-performing loans at September 30, 1998 was 86.2%.

NON-INTEREST EXPENSE. Non-interest expense increased by $128,000 from $215,000 for the three months ending September 30, 1997 to $343,000 for 1998. This increase was primarily the result of an increase in professional fees associated with the Company's pending merger. The Company incurred legal and accounting fees in connection with due diligence procedures, merger negotiations, and other related activities during the three month period.

INCOME TAXES. Income tax expense for the three months ending September 30, 1998 was $56,000 compared to income tax expense of $83,000 for the same period in 1997. Income tax expense for 1998 as a percentage of pretax income increased because of the nondeductible reorganization expenses incurred during the period.

LIQUIDITY AND CAPITAL RESOURCES. The Company's primary sources of funds are new deposits and proceeds from principal and interest payments on loans. While maturities and scheduled amortization of loans are a predictable source of funds, deposit flows and mortgage prepayments are greatly influenced by general interest rates, economic conditions and competition. The Company's primary investing activity is loan originations. The Company maintains liquidity levels adequate to fund loan commitments, investment opportunities, deposit withdrawals and other financial commitments. At September 30, 1998, there were no material commitments for capital expenditures and the Company had unfunded loan commitments of approximately $194,000. At September 30, 1998, management had no knowledge of any trends, events or uncertainties that will have or are reasonably likely to have material effects on the liquidity, capital resources or operations of the Company. Further at September 30, 1998, management was not aware of any current recommendations by the regulatory authorities which, if implemented, would have such an effect.

The Savings Bank exceeded all of its capital requirements at September 30, 1998. The Savings Bank had the following capital ratios at September 30, 1998:

                                                                   FOR CAPITAL             CATEGORIZED AS
                                             ACTUAL              ADEQUACY PURPOSES       "WELL CAPITALIZED"(1)
                                     -----------------------   ---------------------   ----------------------------
                                      AMOUNT         RATIO     AMOUNT        RATIO          AMOUNT         RATIO
                                     ---------    ----------   ---------  ----------   -------------  -------------
    As of September 30, 1998:

    Tier I Capital
        (To average assets)          $ 10,998        32.3%     $ 1,363        >4%      $ 1,703            >  5%
                                                                              -                           -

    Tier I Capital
        (To risk weighted assets)    $ 10,998        61.4%     $   716        >4%      $ 1,074            >  6%
                                                                              -                           -

    Total Capital
        (To risk weighted assets)    $ 11,204        32.9%     $ 1,432        >8%      $ 1,790            > 10%
                                                                              -                           -


    1) As categorized under the Prompt Corrective Action Provisions.


YEAR 2000 ISSUES. The Company has formulated a Year 2000 Compliance Plan to address this issue. The phases identified under the plan are awareness, assessment, renovation, validation and implementation. The purpose of the plan is to outline the procedures necessary for assuring that the Company is in a state of readiness for the century date change. The Company is on hold currently with regard to its contingency plan which would be designed to prepare a operating alternative in the event that systems do not perform as planned either before or after the century date change. The

Company has sought and received regulatory approval to delay the development of a contingency plan pending the outcome of its current merger. The acquiror has notified the Company of its plans to migrate the data processing functions to its system shortly after the effective date of the merger.

Substantially all of the Company's material data processing functions are provided by a third party service bureau. The service bureau has advised the Company in writing that it is Year 2000 compliant. Company personnel are scheduled to perform testing on the system by the end of 1998. The Company has also made written and oral inquiries of non-information technology providers as to their year 2000 readiness. No significant issues have been raised at this time based on these inquiries and responses.

The Company had scheduled and has replaced certain teller terminals which are on-line with the third party service bureau. The equipment is compatible with the teller equipment utilized by the acquiring company. The computer upgrades were necessitated by the age and condition of the previous equipment and the cost was not material to the Company's financial condition. The Company has a reasonable basis to conclude that the Year 2000 issue will not materially affect future financial results, or cause reported financial information not to be necessarily indicative of future operating results or future financial condition. However, no assurance can be given that the Year 2000 compliance plan will be completed successfully by the Year 2000.

Successful and timely completion of the Year 2000 project is based on management's best estimates derived from various assumptions of future events. These events are inherently uncertain, including the progress and results of vendors, suppliers and customers Year 2000 readiness.

Part II. OTHER INFORMATION


Item 1. Legal Proceedings

          From time to time, the Company may be a party to various legal proceedings incident to its or their business. At September 30, 1998, there were no legal proceedings to which the Bancorp or any subsidiary was a party, or to which of any of their property was subject, which were expected by management to result in a material loss.

Item 2. Changes in Securities

          None

Item 3. Defaults Upon Senior Securities

          None

Item 4. Submission of Matters to a Vote of Security Holders

          None

Item 5. Other Information

          None

Item 6. Exhibits and Reports on Form 8-K


          2 Agreement and Plan of Merger, dated August 13, 1998, between the Company and First Western Bank (incorporated by reference to the Company's current report on Form 8-K dated August 18, 1998).

          3(a) Company's Articles of Incorporation (incorporated by reference to the Company's Registration Statement on Form SB-2 File No. 333-1888).

          3(b) Company's Bylaws (incorporated by reference to the Company's Registration Statement on Form SB-2 File No. 333-1888).

          10.1 Employment Agreement with Emma Lee M. Wilson (incorporated by reference to the Company's Registration Statement on Form SB-2 File No. 333-1888).

          10.2 Employment Agreement with Edward Ballew, Jr. (incorporated by reference to the Company's Registration Statement on Form SB-2 File No. 333-1888).

          10.3 Mitchell Savings Bank, Inc., SSB 1996 Employee Stock Ownership Plan (incorporated by reference to the Company's Registration Statement on Form SB-2 File No. 333-1888).

          10.4 Mitchell Bancorp, Inc. 1996 Stock Option Plan (incorporated by reference to the Company's proxy statement for the 1996 Annual Meeting of Stockholders).

          10.5 Mitchell Bancorp, Inc. 1996 Management Recognition and Development Plan (incorporated by reference to the Company's proxy statement for the 1996 Annual Meeting of Stockholders).

          27        Financial Data Schedule

          A current report on Form 8-K was filed on August 19, 1998 to report the signing of a definitive merger agreement with First Western Bank. The Form 8-K included as exhibits the Agreement and Plan of Merger and related press release. No financial statements were filed.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         MITCHELL BANCORP, INC.



Date:    November 13, 1998               By /s/ Edward Ballew, Jr.
                                            ----------------------
                                            Edward Ballew Jr.
                                            (Executive Vice President and Chief
                                            Executive Officer)



                                         MITCHELL BANCORP, INC.



Date:     November 13, 1998              By /s/ Emma Lee Wilson
                                            -------------------
                                            Emma Lee Wilson
                                            (Chief Financial Officer)

                                   EXHIBIT B

                     The President's Letter to Shareholders



The Management and Board of Directors of First Western Bank of North Carolina are pleased to present to you our operating results for the period ended December 31, 1997. The December 31, 1997 financial statements have been audited by Deloitte & Touche, LLP, Certified Public Accountants.

Your Bank opened on December 15, 1997 with a two week soft opening to test the systems. The grand opening was held in January 1998. As a result of being operational for only a few days, "normal" financial measurements will consequently be of little or no value.

The Bank's officers and directors anticipated that the Bank would operate at a loss during the first year. The projected loss for the first twelve months of operation was $619,292. Actual losses through December 31, 1997 were $135,251.

Property has been purchased for the future main office which should establish itself as an outstanding location to attract new customers. Additionally, functional and cosmetic improvements were made to the leased Spruce Pine branch. It is our belief that in the long run, these investments will enhance our total banking operation for many years to come.

I am sure each of you will join me in congratulating the employees, officers, and directors for their dedication and hard work in "making it happen". I look forward to 1998 as a great year for First Western Bank. I thank the community and all of our shareholders for their support. Your comments, suggestions and questions are always welcome.

Sincerely,



Ronald E. Deyton
President and Chief Executive Officer

         MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
                              RESULTS OF OPERATIONS


General

The following discussion and analysis is intended to assist in understanding the financial condition and the results of operations of First Western Bank (the "Bank"). The Bank was formed and began operations in December 1997.


Financial Condition at December 31, 1997

The Bank's total assets at December 31, 1997 were approximately $8.1 million. Since the Bank completed its initial stock offering in late 1997 and only began operations on December 15th, the majority of the Bank's assets are in cash and cash equivalents which totaled approximately $7.4 million and premises and equipment of approximately $577,000. No significant loan portfolio has been generated as of December 31, 1997.

The Bank raised approximately $7.9 million from the sale and subscription of 728,538 shares of common stock in its initial stock offering. The Bank had common stock subscribed totaling approximately $53,000 at December 31, 1997 reflected in shareholders' equity. Additionally, the Bank attracted approximately $547,000 in demand and time deposits since opening for operations. The majority of the deposits at December 31, 1997 are demand and money market accounts.

Results of Operations from December 1, 1997 (Date of Incorporation) through December 31, 1997

Net Loss. Net loss for the period ending December 31, 1997 was $135,251 or $.19 per share. The net loss resulted from the initial operating expenses and administrative salaries and benefits exceeding revenues generated from the initial operations of the Bank. The only income generated for the period ending December 31 was from interest income earned on the initial stock offering proceeds invested in interest earning assets.

Net Interest Income. Net interest income for the period ending December 31, 1997 was $30,004. This net interest income consists of earnings on interest-earning deposits and loans offset by the limited amount of interest expense recognized on the deposit portfolio. The Bank began accepting deposit accounts on December 15, 1997.

Provision for Loan Losses. The Bank has not recorded any provision for loan losses since lending activities had not significantly begun as of December 31, 1997. Management will review the need for loan loss allowances in the future as the loan portfolio begins to grow. In 1998 management will consider the composition of the loan portfolio and general economic trends in establishing allowances.

Non-Interest Expense. Non-interest expense was $165,347 for the period ending December 31, 1997. Compensation and employee benefits comprised $61,422 of the total, as administrative and operational personnel were hired to begin banking operations. The remainder of non-interest expenses included $7,447 for occupancy expenses and $96,478 of other start-up and operating expenses.

Income Taxes. Although the Bank incurred a net loss for the first month of operations, no federal or state income tax benefit has been recognized. Until the Bank can reasonably expect to realize taxable income to absorb the initial operating losses, a valuation allowance will be provided for the deferred tax asset.

Liquidity and Capital Resources. The Bank's primary sources of liquidity at this point have been the proceeds from the initial stock offering and funds provided by attracting the initial savings deposits. The Bank's primary investing activity will be loan originations. The Bank will maintain liquidity levels adequate to fund loan commitments, investment opportunities, deposit withdrawals and other financial commitments. At December 31, 1997, there were no material commitments for capital expenditures. However, the Bank is considering the construction of a bank building in Burnsville, North Carolina of approximately 8,000 square feet.

At December 31, 1997, management had no knowledge of any trends, events or uncertainties that will have or are reasonably likely to have material effects on the liquidity, capital resources or operations of the Bank. Further, at December 31, 1997, management was not aware of any current recommendations by the regulatory authorities which, if implemented, would have such an effect.

The Bank was able to raise a significant amount of capital in its initial stock offering to enable it to begin banking operations in Burnsville and Spruce Pine, North Carolina.

Year 2000 Compliance. The "Year 2000 Problem" arose because many existing computer programs use only the last two digits to refer to a year. If not addressed, computer programs that are date sensitive may not have the ability to properly recognize dates in year 2000 and beyond. The result could be a temporary disruption of operations and the processing of transactions. First Western Bank has developed a four-phase approach to addressing this problem. Phase 1 has an analysis to identify the impact and costs relating to year 2000, both in computer information systems and other equipment. Phase 2 was to create a comprehensive plan to address and fix any problems identified. Phase 3 is the actual implementation of the comprehensive plan and phase 4 is addressing any unforeseen complications or issues not previously addressed. First Western Bank has completed Phase 1 and Phase 2. Phase 3 is scheduled to be substantially complete by the end of 1998, with continued testing of compliance throughout 1999. Additionally, as part of Phase 3, the Company has sent "Year 2000" questionnaires to vendors and other entities with which the Company conducts business in order to assess whether they are year 2000 compliant or have adequately addressed their system conversion requirements. To date certain vendors have provided positive responses to requests for year 2000 certifications. The Company cannot predict how many, if any, of the responses it receives may prove later to be inaccurate or overly optimistic. The estimated cost to complete Phase 3 is $25,000 to $35,000. As of June 30, 1998, the Company is on schedule to complete Phase 3 as planned. The Company is continuing to closely monitor adherence to the implementation plan and is currently satisfied that it will be adequately completed in the scheduled time frame. If the Company encounters unforeseen complications or issues not previously addressed in the comprehensive plan (Phase 4), additional resources from internal and external sources would be committed to complete the necessary conversions in the required time frame. Since the use of these additional resources is considered unlikely, no estimates as to the costs of them have been made at this time.

--------------------------------------------------------------------------------
    First Western Bank
    Financial Statements for the Period
    From December 1, 1997 (Date of
    Incorporation) to December 31, 1997
    and Independent Auditors' Report











INDEPENDENT AUDITORS' REPORT


Board of Directors and Shareholders of First Western Bank:

We have audited the accompanying balance sheet of First Western Bank (the "Bank") as of December 31, 1997 and the related statements of operations, changes in shareholders' equity, and cash flows for the period from December 1, 1997 (date of incorporation) to December 31, 1997. These financial statements are the responsibility of the Bank's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Bank at December 31, 1997 and the results of its operations and its cash flows for the period from December 1, 1997 (date of incorporation) to December 31, 1997, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Hickory, North Carolina
March 13, 1998

FIRST WESTERN BANK


BALANCE SHEET
DECEMBER 31, 1997
--------------------------------------------------------------------------------



ASSETS:
  Cash and cash equivalents (Note 1):
    Cash and due from banks                                                            $   506,268
    Interest-bearing deposits                                                            6,893,325
                                                                                       -----------
          Total cash and cash equivalents                                                7,399,593

  Loans (Note 2)                                                                            28,900
  Premises and equipment, net (Notes 1 and 3)                                              576,776
  Accrued interest receivable                                                                2,561
  Other assets                                                                              67,822
                                                                                       -----------

TOTAL                                                                                  $ 8,075,652
                                                                                       ===========

LIABILITIES AND SHAREHOLDERS' EQUITY:
  Deposits (Note 4):
    Demand                                                                             $   243,331
    NOW accounts                                                                           124,385
    Money market accounts                                                                   32,784
    Savings                                                                                 63,307
    Time deposits of $100,000 or more                                                           --
    Other time deposits                                                                     83,130
                                                                                       -----------
          Total deposits                                                                   546,937
  Accrued interest payable and other liabilities                                               138
                                                                                       -----------
          Total liabilities                                                                547,075
                                                                                       -----------

COMMITMENTS AND CONTINGENCIES (Note 8)

SHAREHOLDERS' EQUITY (Notes 1 and 7):
  Common stock, $5.00 par value, authorized - 10,000,000 shares; issued and
    outstanding - 723,689 shares                                                         3,618,445
  Common stock subscribed - 4,849 shares                                                    53,339
  Common stock subscriptions receivable                                                    (47,039)
  Additional paid-in capital                                                             4,200,661
  Accumulated deficit                                                                     (296,829)
                                                                                       -----------
          Total shareholders' equity                                                     7,528,577
                                                                                       -----------

TOTAL                                                                                  $ 8,075,652
                                                                                       ===========


See notes to financial statements.

FIRST WESTERN BANK


STATEMENT OF OPERATIONS
PERIOD FROM DECEMBER 1, 1997 (DATE OF INCORPORATION) TO DECEMBER 31, 1997
--------------------------------------------------------------------------------



INTEREST INCOME:
  Interest and fees on loans                                    $     210
  Interest on deposits with other banks                            29,942
                                                                ---------

          Total interest income                                    30,152

INTEREST EXPENSE - Deposits                                           148
                                                                ---------

NET INTEREST INCOME                                                30,004

PROVISION FOR POSSIBLE LOAN LOSSES                                     --
                                                                ---------

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES                30,004
                                                                ---------

OTHER INCOME - Service charges on deposit accounts                     92
                                                                ---------

OTHER EXPENSES:
  Salaries and wages                                               57,083
  Employee benefits                                                 4,339
  Occupancy expense                                                 7,447
  Other                                                            96,478
                                                                ---------

          Total other expenses                                    165,347
                                                                ---------

LOSS BEFORE INCOME TAXES                                         (135,251)

INCOME TAXES (Notes 1 and 5)                                           --
                                                                ---------

NET LOSS                                                        $(135,251)
                                                                =========

BASIC AND DILUTED NET LOSS PER COMMON SHARE (Note 1)            $    (.19)
                                                                =========


See notes to financial statements.

FIRST WESTERN BANK

STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
PERIOD FROM DECEMBER 1, 1997 (DATE OF INCORPORATION) TO DECEMBER 31, 1997
--------------------------------------------------------------------------------


                                                                                                                    Total

                                                                                                                 Shareholders'

                                                       Common Stock     Common Stock  Additional                    Equity

                                 Common Stock           Subscribed      Subscriptions   Paid-in     Accumulated    (Notes 1
                              -------------------    ----------------
                              Shares      Amount     Shares     Amount    Receivable    Capital       Deficit       and 7)

BALANCE, DECEMBER 1, 1997     723,689   $3,618,445    5,404    $ 60,944    $(52,589)   $4,200,661   $(161,578)   $ 7,665,883
  Net loss                       --           --       --          --          --            --      (135,251)      (135,251)
  Common stock subscription
  refunds and
  cancellations                  --           --       (555)     (7,605)      5,550          --          --           (2,055)
                              -------   ----------   ------    --------    --------    ----------   ---------    -----------

BALANCE, DECEMBER 31, 1997    723,689   $3,618,445    4,849    $ 53,339    $(47,039)   $4,200,661   $(296,829)   $ 7,528,577
                              =======   ==========   ======    ========    ========    ==========   =========    ===========


See notes to financial statements

FIRST WESTERN BANK


STATEMENT OF CASH FLOWS
PERIOD FROM DECEMBER 1, 1997 (DATE OF INCORPORATION) TO DECEMBER 31, 1997
--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                                               $  (135,251)
  Adjustments to reconcile net loss to net cash used by operating activities:
    Depreciation                                                                               7,929
    Increase in accrued interest receivable                                                   (2,561)
    Increase in other assets                                                                 (11,667)
    Increase in accrued interest payable and other liabilities                                   136
                                                                                         -----------

          Net cash used by operating activities                                             (141,414)
                                                                                         -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Net increase in loans                                                                      (28,900)
  Additions to premise and equipment                                                        (330,724)
                                                                                         -----------

          Net cash used by investing activities                                             (359,624)
                                                                                         -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net increase in demand deposits, NOW accounts, and savings accounts                        463,807
  Net increase in certificates of deposits                                                    83,132
  Refund of stock subscriptions                                                               (7,605)
  Commissions paid on common stock sales                                                     (29,589)
                                                                                         -----------

          Net cash provided by financing activities                                          509,745
                                                                                         -----------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                                      8,707

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                           7,390,886
                                                                                         -----------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                                               $ 7,399,593
                                                                                         ===========

SUPPLEMENTAL DISCLOSURES:
  Cash paid during the period for:
    Interest                                                                             $      --
    Income taxes                                                                                --


See notes to financial statements.

FIRST WESTERN BANK


NOTES TO FINANCIAL STATEMENTS
PERIOD FROM DECEMBER 1, 1997 (DATE OF INCORPORATION) TO DECEMBER 31, 1997
--------------------------------------------------------------------------------


1.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Organization - First Western Bank is a state chartered commercial bank headquartered in Burnsville, North Carolina and provides consumer and commercial banking services in Mitchell and Yancey County and surrounding areas. The Bank was incorporated in North Carolina on December 1, 1997 and began accepting deposits and making loans on December 15, 1997.

       Prior to receiving a bank charter and articles of incorporation, the Bank conducted a stock offering of its common stock. Net proceeds from the public offering as of December 31, 1997 total $7,908,162, representing 728,538 shares of common stock sold at $11.00 per share net of issuance costs. Operations prior to incorporation consisted only of organizational and start-up activities and the sale of common stock.

       Total costs incurred form April 20, 1997 (Date of Inception) through November 30, 1997, which were not capitalized and accordingly included in beginning accumulated deficit were ($161,578). Included in these costs were salary and employee benefit expenses of $111,329, occupancy expenses of $8,552, advertising, contract labor, office supplies and other expenses totaling $41,697. The Bank also purchased office equipment totaling $250,589 from April 20, 1997 through November 30, 1997.

       The accompanying financial statements reflect operations from December 1, 1997 (date of incorporation) to December 31, 1997.

       Cash and Cash Equivalents - Cash and cash equivalents include cash on hand, amounts due from banks, and interest-bearing deposits with banks.

       Loans - Loans held for investment are recorded at cost. No loans were in a nonaccrual status at December 31, 1997 nor were any loans restructured during the period ended December 31, 1997.

       Allowance for Loan Losses - The provision for loan losses charged to operations is an amount sufficient to bring the allowance for loan losses to an estimated balance considered adequate to absorb probable losses in the portfolio. Management's determination of the adequacy of the allowance is based on an evaluation of the portfolio, current economic conditions, historical loan loss experience and other risk factors. Recovery of the carrying value of loans is dependent to some extent on future economic, operating and other conditions that may be beyond the Bank's control. Unanticipated future adverse changes in such conditions could result in material adjustments to the allowance for loan losses.

       Loans that are deemed to be impaired (i.e., probable that the Bank will be unable to collect all amounts due according to the terms of the loan agreement) are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical matter, at the loan's observable market value or fair value of the collateral if the loan is collateral dependent. A valuation reserve is established to record the difference between the stated loan amount and the present value or market value of the impaired loan. Impaired loans may be valued on a loan-by-loan basis (e.g., loans with similar risk characteristics). The Bank's policy for recognition of interest income on impaired loans is the same as its interest income recognition policy for non-impaired loans. As of December 31, 1997, there were no loans within the Bank's portfolio that were considered to be impaired.

       Premises and Equipment and Other Long-Lived Assets - Premises and equipment are stated at cost less accumulated depreciation and amortization. Depreciation and amortization, computed by the straight-line method, are charged to operations over the properties' estimated useful lives, 5 to 15 years for furniture and equipment or, in the case of leasehold improvements, the term of the lease if shorter. Maintenance and repairs are charged to operations in the year incurred. Gains and losses on dispositions are included in current operations.

       The Bank reviews long-lived assets and certain identifiable intangibles to be held and used for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If the sum of the expected cash flows is less than the stated amount of the asset, an impairment loss is recognized.

       Income Taxes - Deferred taxes are computed using the asset and liability approach. The tax effects of differences between the tax and financial accounting bases of assets and liabilities are reflected in the balance sheet at the tax rates expected to be in effect when the differences reverse. A valuation allowance is provided as a reserve against deferred tax assets whose realization is deemed not to be more likely than not. As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

       Interest Income and Expense - The Bank utilizes the accrual method of accounting, except for immaterial amounts of loan income and other fees which are recorded as income when collected. Substantially all loans earn interest on the level yield method based on the daily outstanding balance. The accrual of interest is discontinued when, in management's judgment, the interest may not be collected.

       The Bank defers the immediate recognition of certain loan origination fees and certain loan origination costs when new loans are originated and amortizes these deferred amounts over the life of each related loan using the effective interest method as an adjustment to interest income.

       Net Loss Per Share - Basic net loss per common share was computed using the weighted average number of shares of common stock outstanding during the period (728,538 shares). Diluted net loss per share does not differ from basic net loss per share as presented.

       Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       Impact of Newly Issued Accounting Standards - In June 1997, Statement of Financial Accounting Standard ("SFAS") No. 130, "Reporting Comprehensive Income", was issued. SFAS No. 130 will require disclosure of comprehensive income (which is defined as "the change in equity during a period excluding changes resulting from investments by shareholders and distributions to shareholders") and its components. SFAS No. 130 is effective for fiscal years beginning after December 15, 1997, with reclassification of comparative years required, and will be adopted by the Bank in the year beginning January 1, 1998. Had the new standard been applied in the period ended December 31, 1997, comprehensive income would be equal to net income. Total shareholders' equity would not differ from that shown.

2.     LOANS

       Loans at December 31, 1997 classified by type, are as follows:


       Commercial, financial and agricultural                    $  6,050
       Consumer                                                    22,950
                                                                 --------
       Subtotal                                                    29,000
       Net deferred loan origination fees                            (100)
                                                                 --------

       Total                                                     $ 28,900
                                                                 ========



       Directors and officers of the Bank and companies with which they are affiliated may be customers of and borrowers from the Bank in the ordinary course of business. At December 31, 1997, directors and principal officers had no direct or indirect indebtedness to the Bank.


3.     PREMISES AND EQUIPMENT

       Premises and equipment at December 31, 1997 are as follows:


       Land                                                             $284,831
       Furniture and equipment                                           296,482
                                                                        --------
       Total                                                             581,313
       Less accumulated depreciation and amortization                      4,537
                                                                        --------

       Total                                                            $576,776
                                                                        ========



4.     DEPOSIT ACCOUNTS

       At December 31, 1997, the scheduled maturities of time deposits are as follows:

        1998                                                           $54,500
        1999                                                             6,000
        2000                                                            22,630
                                                                       -------
       Total                                                           $83,130
                                                                       =======

5.     INCOME TAXES

       A reconciliation of reported income tax expense for the period ended December 31, 1997 to the amount of tax expense computed by multiplying the loss before income taxes by the statutory federal income tax rate of 34% follows:

       Tax benefit at statutory rate                                  $(45,985)
       Increase (decrease) in income taxes resulting from:
         State income tax benefit net of federal tax benefit           (10,480)
         Valuation allowance                                            57,986
       Other, net                                                       (1,521)
                                                                      --------

       Income taxes reported                                          $   --
                                                                      ========



       The tax effect of the cumulative temporary differences and carryforwards that gave rise to the deferred tax assets and liabilities at December 31, 1997 are as follows:


                                           Assets      Liabilities       Total

       Net operating loss carryforward    $ 59,188                     $ 59,188
       Depreciation                           --         $ (1,202)       (1,202)
       Valuation allowance                 (57,986)          --         (57,986)
                                          --------       --------      --------

       Total                              $  1,202       $ (1,202)     $   --
                                          ========       ========      ========



6.     LEASES

       The Bank leases the banking facility and real estate under operating lease agreements. Future minimum rental payments are as follows:

       1998                                                          $ 56,400
       1999                                                            30,000
       2000                                                            30,000
                                                                     --------

       Total                                                         $116,400
                                                                     ========




7.     REGULATION AND REGULATORY RESTRICTIONS

       The Bank is regulated by the Federal Deposit Insurance Corporation ("FDIC") and the North Carolina State Banking Commission.

       The Bank is subject to various regulatory capital requirements administered by the federal and state banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory - and possibly additional discretionary - actions by regulators that, if undertaken, could have a direct material effect on the Bank's financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines that involve quantitative measures of the Bank's assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. The Bank's capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

       Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum amounts and ratios (set forth in the table below) of total and Tier I capital (as defined in the regulations) to risk-weighted assets (as defined), and of Tier I capital (as defined) to average assets (as defined). To date, the Bank has not been notified of its capital adequacy category. Management believes, as of December 31, 1997, that the Bank meets all capital adequacy requirements to which it is subject. To be categorized as adequately capitalized under the regulatory framework for prompt corrective action, the Bank must maintain the minimum capital ratios as set forth in the table below.

       The Bank's actual capital amounts and ratios are also presented in the table (dollars in thousands):


                                                                                                           To Be Well
                                                                                                        Capitalized Under
                                                                                 For Capital            Prompt Corrective
                                                           Actual             Adequacy Purposes         Action Provisions
                                                    -------------------       ------------------        -----------------
                                                    Amount        Ratio       Amount       Ratio        Amount       Ratio

       As of December 31, 1997:
         Total Capital (to Risk Weighted
           Assets)                                  $7,529         358%         $168         8%         $210         10%

         Tier I Capital (to Risk Weighted
           Assets)                                  $7,529         358%         $ 82         4%         $126          6%
         Tier I Capital (to Average Assets)         $7,529          94%         $320         4%         $400          5%




8.     COMMITMENTS AND CONTINGENCIES

       The Bank may have various financial instruments (outstanding commitments) with off-balance sheet risk that are issued in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit and standby letters of credit. Commitments to extend credit are legally binding agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts outstanding do not necessarily represent future cash requirements. Standby letters of credit represent conditional commitments issued by the Bank to assure the performance of a customer to a third party. There are no commitments to extend credit at December 31, 1997.

9.     FAIR VALUE OF FINANCIAL INSTRUMENTS

       The Bank believes that the fair value of its cash and cash equivalents, loans and deposits are not materially different from their carrying values at December 31, 1997 due to their short maturities, variable interest rates and the short period since their origination (December 15, 1997).

       The fair value estimates presented herein are based on pertinent information available to management as of December 31, 1997. Although management is not aware of any factors that would significantly affect the estimated fair value amounts, such amounts have not been comprehensively revalued for purposes of these financial statements since that date and, therefore, current estimates of fair value may differ significantly from the amounts presented herein.

10.    SUBSEQUENT EVENT (Unaudited)

       On August 13, 1998, the Bank executed an Agreement and Plan of Merger with Mitchell Bancorp. Each outstanding share of Mitchell Bancorp's common stock will be converted into the right to receive 1.60 shares of First Western Bank common stock or cash merger consideration of $20.00 per share. Per the terms of the merger agreement, cash merger consideration shall not exceed 49.9% of the total consideration. The merger is expected to be completed in December 1998. The completion of the transaction is subject to regulatory and shareholder approvals.


Board of Directors


Robert L. Bailey                          Jerry Duncan                  Ronnie C. Odom
President                                 President                     President
New Buck Corporation                      Mayland Home Center           Industrial Installations Inc.

William A. Banks                          F. Warren Hughes              Van F. Phillips
President                                 Clerk of Superior Court       Vice President
BanCo Lumber, Inc.                        Yancey County                 Great Meadows, Inc.

Ronnie E. Deyton                          David R. McIntosh             Jack Dean Pitman
President and Chief Executive Officer     Sole Proprietor               Co-Owner
First Western Bank                        David's Limited               Grassy Creek Hardware
                                                                        & Bldg. Supply Co.
                                          Ray V. Miller
                                          President
                                          "C" Cablevision, Inc.



                               Executive Officers


Ronnie E. Deyton                          Charles Ownbey                Martin Shuford
President, Chief Executive Officer        Sr. Exec. Vice President      Exec. Vice President
And Director



                                  Bank Officers

L. Jane Hensley                           Patti E. Peterson             Judy B. Snyder
Asst. Vice President/                     Vice President/               Vice President/
Operations                                Branch Manager                Branch Manager


                               First Western Bank

                                          Administrative Office:

                                          321 West Main Street
                                          P. O. Box 187
                                          Burnsville, North Carolina 28714
                                          (704) 682-1115

                                          Branches:

                                          603 West Main Street
                                          Burnsville, North Carolina 28714
                                          (704) 682-7744

                                          226 Spruce Pine Shopping Center
                                          Spruce Pine, North Carolina 28777
                                          (704) 766-7744


                             Shareholder Information




Notice of Annual Meeting:

       The annual meeting of the shareholders of First Western Bank will be held on April 28, 1998 at 2:00 p.m., in the Executive Center Building Auditorium of the PineBridge Inn, 101 PineBridge Avenue, Spruce Pine, North Carolina.



Independent Auditors

       Deloitte & Touche, L.L.P.
       310 First Union Financial Center
       Hickory, NC 28603




Special Counsel

       The Sanford Holshouser Law Firm, PLLC
       234 Fayetteville Street
       Suite 100
       Raleigh, NC 27602




Stock Transfer Agent

       Registrar & Transfer Company
       10 Commerce Drive
       Cranford, NJ 07016-3572




Market for the Common Stock, Stock Prices and Dividends

       The Bank's common stock is traded in the over-the-counter market and is listed on the Over-the-Counter "Bulletin Board". J. C. Bradford & Co., Hickory North Carolina (1-800-222-1082) is the market maker for the Bank's common stock. As of December 31, 1997, the Bank had issued and outstanding 723,689 shares of common stock. The stock is thinly traded.

       The Bank's common stock was issued on December 15, 1997, at a price of $11.00 per share.




       To date, the Bank has not paid any cash dividends. The payment of cash dividends during the first three years of the Bank's operations generally will be prohibited by the North Carolina Banking Commissioner and the FDIC. Further, the Bank may not pay a cash dividend unless the Bank's undivided profits are at least 50% of its paid-in capital.

                      FEDERAL DEPOSIT INSURANCE CORPORATION

                              WASHINGTON, DC 20429

                                    FORM 10-Q

             QUARTERLY REPORT PURSUANT TO SECTION 12(B) OR 12(G) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                For the quarterly period ended September 30, 1998

                           FDIC Certificate NO. 34570

                               First Western Bank
             (Exact name of registrant as specified in its charter)

              North Carolina                               56-2023677
    (State or other jurisdiction of                       (IRS Employer
     incorporation or organization)                    Identification No.)

  321 West Main Street, Burnsville, NC                       28714
(Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (828) 682-1115





Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 12(b) or 12(g) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing
requirements for the past 90 days.   Yes [X]   No [ ].

Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date.


            Class of Common Stock           Outstanding at September 30, 1998
            ---------------------           ---------------------------------
                $5.00 par value                       726,419 shares

                               FIRST WESTERN BANK
                                      INDEX

                                                                      PAGE
                                                                     NUMBER

PART I.   FINANCIAL INFORMATION

          Item 1. Financial Statements

          Consolidated Balance Sheets
             September 30, 1998 and
             December 31, 1997 ........................................ 3

          Consolidated Statements of Income
             Quarter and Year to Date ended September 30, 1998 ........ 4

          Consolidated Statement of Cash Flows
             Nine Months ended September 30, 1998 ..................... 5

          Notes to Consolidated Financial Statements  ................. 6

          Item 2. Management's Discussion and Analysis of
             Financial Condition and Results of Operations ............ 7

PART II.  OTHER INFORMATION

          Item 5. Other Information ................................... 9

          Item 6. Exhibits and Reports on Form 8-K .................... 9

PART I. FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

                               FIRST WESTERN BANK
                                 BALANCE SHEETS

                                                                                 SEPTEMBER 30, 1998   December 31, 1997
                                                                                    (UNAUDITED)
ASSETS:
 Cash and cash equivalents
  Cash and due from banks                                                          $    847,426          $   506,268
  Interest-bearing deposits                                                           6,063,748            6,893,325
  Federal funds sold                                                                  4,420,000                 --
                                                                                   ------------          -----------
        Total cash and cash equivalents                                              11,331,174            7,399,593

  Investment securities market value $1,176,187                                       2,992,638

 Loans, net of allowance for loan losses                                              7,521,080               28,900
 Premises and equipment, net                                                            630,920              576,776
 Accrued interest receivable                                                            115,273                2,561
 Other assets                                                                           200,531               67,822
                                                                                   ------------          -----------

TOTAL                                                                              $ 22,791,616          $ 8,075,652
                                                                                   ============          ===========

LIABILITIES AND SHAREHOLDERS' EQUITY:
 Deposits
  Demand                                                                           $  3,274,797          $   243,331
  NOW accounts                                                                        1,709,498              124,385
  Money market accounts                                                               2,482,139               32,784
  Savings                                                                               633,033               63,307
  Time deposits of $100,000 or more                                                   2,953,873                 --
  Other time deposits                                                                 4,518,509               83,130
                                                                                   ------------          -----------
       Total deposits                                                                15,571,848              546,937
Mortgage Payable                                                                        148,142
 Accrued interest payable and other liabilities                                         112,493                  138
                                                                                   ------------          -----------
       Total liabilities                                                             15,832,484              547,075
                                                                                   ------------          -----------

SHAREHOLDERS' EQUITY
 Common stock, $5.00 par value, authorized - 10,000,000 shares; issued and
   outstanding ( 726,419 September 30, 1998 and 723,689 December 31, 1997             3,632,095            3,618,445
 Common stock subscribed - 4,849 shares                                                                       53,339
 Common stock subscriptions receivable                                                                       (47,039)
 Additional paid-in capital                                                           4,228,057            4,200,661
 Accumulated deficit                                                                   (901,020)            (296,829)
                                                                                   ------------          -----------
        Total shareholders' equity                                                    6,959,132            7,528,577
                                                                                   ------------          -----------

TOTAL                                                                              $ 22,791,616          $ 8,075,652
                                                                                   ============          ===========

See notes to financial statements.
                                        3

                               FIRST WESTERN BANK
                              STATEMENTS OF INCOME

                                                           THREE MONTHS         Nine Months
                                                        ENDED SEPTEMBER 30,  Ended September 30,
                                                               1998               1998
                                                            (UNAUDITED)        (UNAUDITED)
INTEREST INCOME
  Interest and fees on loans                               $ 161,559          $   282,538
  Interest on deposits with other banks                      116,697              266,246
  Interest on federal funds sold                              60,619              161,485
  Interest on securities                                      22,106               59,486
                                                           ---------          -----------
         Total interest income                               360,980              769,756

INTEREST EXPENSE
  Deposits                                                   135,963              286,471
  Mortgage                                                     3,719               11,204
                                                           ---------          -----------
                                                             139,683              297,675

NET INTEREST INCOME                                          221,298              472,081

PROVISION FOR POSSIBLE LOAN LOSES                             31,100              115,100
                                                           ---------          -----------

NET INTEREST INCOME AFTER PROVISION
    FOR LOAN LOSSES                                          190,198              356,981
                                                           ---------          -----------

OTHER INCOME - service charges on deposit accounts            31,075               58,613
                                                           ---------          -----------

OTHER EXPENSES:
 Salaries and wages                                          130,913              365,114
 Employee benefits                                            42,698               62,908
 Occupancy expense                                           139,769              240,162
 Other                                                       102,055              351,600
                                                           ---------          -----------

         Total other expenses                                415,435            1,019,785

LOSS BEFORE INCOME TAXES                                    (194,163)            (604,191)

INCOME TAXES                                                    --                   --
                                                           ---------          -----------

NET LOSS                                                   $(194,163)         $  (604,191)
                                                           =========          ===========

BASIC NET LOSS PER COMMON SHARE                            $   (0.26)         $     (0.80)
                                                           =========          ===========

See notes to financial statements.

                               FIRST WESTERN BANK
                            STATEMENTS OF CASH FLOWS


                                                                                       FOR THE NINE
                                                                                       MONTHS ENDED
                                                                                    SEPTEMBER 30, 1998
                                                                                        (UNAUDITED)
  Net Loss                                                                            $   (604,191)
  Adjustments to reconcile net loss to net cash used by operating activities:
     Provision for loan loss                                                               115,100
     Depreciation                                                                           48,454
     Amortization of premium on investment securities                                        1,083
     Increase in accrued interest receivable                                              (112,712)
     Increase in other assets                                                             (132,709)
     Increase in accrued interest payable and other liabilities                            112,355
                                                                                      ------------

           Net cash used by operating activities                                          (572,621)

CASH FLOWS FROM INVESTING ACTIVITIES:
  Net increase in loans                                                                 (7,607,280)
  Net increase in investment securities                                                 (2,993,721)
  Additions to premise and equipment                                                      (102,597)
                                                                                      ------------

           Net cash used by investing activities                                       (10,703,598)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net increase in demand deposits, NOW accounts, and savings accounts                    7,635,660
  Net increase in certificates of deposits                                               7,389,251
  Net increase in mortgage notes payable                                                   148,142
  Refund of stock subscriptions                                                             (6,300)
  Issuance of common stock                                                                  41,046
                                                                                      ------------

           Net cash provided by financing activities                                    15,207,800
                                                                                      ------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                                3,931,581

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                         7,399,593

                                                                                      ------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                            $ 11,331,174
                                                                                      ============

SUPPLEMENTAL DISCLOSURES:
  Cash paid during the period for:
     Interest                                                                         $    242,396

      See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION:

The financial statements of First Western Bank (the "Bank") at September 30, 1998 are unaudited; however, in the opinion of management, all adjustments (consisting only of items of a normal recurring nature) necessary for a fair presentation of the financial position at September 30, 1998 and the results of operations for the three and nine month periods ended September 30, 1998 and cash flows for the nine Months period then ended, have been included. The results for the nine Months ended September 30, 1998 are not necessarily indicative of the results that may be expected for the full year or any other interim period.

These financial statements do not include all disclosures required by generally accepted accounting principles and should be read in conjunction with the Bank's annual financial statements and related notes for the period ended December 31, 1997.

NOTE 2

The Bank was incorporated in North Carolina on December 1, 1997 and began accepting deposits and making loans on December 15, 1997. As a result of the December 1997 opening, there is no comparative data for the three and nine month periods ending September 1997.

NOTE 3

Changes in the components of equity capital are the result of receipt of subscriptions receivable and in some few instances, refunds of amounts received with Subscription offers not accepted.


NOTE 4

In January 1998, the Bank adopted Statement of Financial Accounting Standards No. 130, " Reporting Comprehensive Income" (SFAS 130). SFAS 130 establishes standards for reporting and disclosure of comprehensive income and its components (revenues, expenses, gains, and losses). This statement requires that all items that are required to be recognized under accounting standards as components of comprehensive income (including, for example, unrealized holding gains and losses on available for sale securities) be reported in a financial statement similar to the statement of income and retained income. SFAS 130 is effective for fiscal years beginning after December 15, 1997, with reclassification of comparative years. Applying the new standard to the three and nine month periods ended September 30, 1998, comprehensive income would not be different.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS


THREE-MONTH PERIOD ENDED SEPTEMBER 30, 1998

The net loss for the three-month period ended September 30, 1998 was $194,163 or $.26 per share compared to a net loss of $202,639 or $.28 per share for the quarter ended June 30, 1998.

Net interest income increased $71,192 or 47.43% over the second quarter of 1998. This increase is the result of continuing growth in the volume of interest earning assets and the loan portfolio. Loans, net of the allowance for loan loss, increased $1,954,529 or 35.21% during the third quarter of 1998. As a result of the significant increase in loans, net yield on earning assets for the quarter ended September 30 was 4.60%, an increase of 16.75% or .66% over the previous quarter's net yield on earning assets of 3.94%.

The significant increase in loans also resulted in a provision for loan loss of $31,100 in the third quarter as the Bank increases the general reserve. While the collectibility and performance of the Bank's assets remain high, management continues to focus on safety and soundness as evidenced in this provision.

Other income, primarily service charges on deposit accounts, increased 55.05% or $11,033 over the second quarter of 1998. Other expense increased $98,648 or 31.14%. The increase in other expense was attributable to a non recurring charge of approximately $96,000 to write off a building located on the site of the Bank's proposed new Burnsville office following demolition of the structure.


NINE-MONTH PERIOD ENDED SEPTEMBER 30, 1998

Net loss for the nine-month period ended September 30, 1998 was $604,191 or $.80 per share.

Net interest income through the first nine months was $472,081. Net yield on earning assets during the same period was 4.19%.

Tier 1 capital (capital stock, surplus, and retained earning) to assets was 30.59% as of September 30, 1998 which exceeds the required regulatory level.

As of September 30, 1998 First Western Bank had no nonperforming assets. However, during the nine-month period ending September 30, 1998 a provision for possible loan loss in the amount of $115,100 was charged to operations. This provision for loan losses is an amount sufficient to bring the allowance for loan losses to an estimated balance considered by management adequate to absorb potential losses in the portfolio. The allowance for loan losses was 1.51% of total loans at September 30, 1998.

YEAR 2000 COMPLIANCE ISSUES

All levels of the Bank's Management and its Board of Directors are aware of the issues presented by the Year 2000 century change and the serious effects it may have on the bank and its customers. The Bank has named a year 2000 project coordinator who under the counsel of an independent consultant is guiding the Bank through its action plan for addressing Year 2000 issues. The plan includes steps to be taken by the Bank (1) to identify, assess, evaluate, test and validate its own date sensitive systems, (2) to amend its loan underwriting policies to include assessments, as appropriate, regarding Year 2000 readiness by commercial loan applicants, (3) to inform the Bank's customers as to the Bank's Year 2000 compliance process, and (4) to develop a contingency plan in the event systems can not be certified as year 2000 compliant by established "critical" dates. Although the Bank relies entirely upon outside vendors for its computer software and hardware and its security and environmental equipment, all date sensitive systems are being or will be evaluated for Year 2000 compliance. As of September 10, 1998 the Bank's core processing software had been tested and certified as Year 2000 compliant. Testing of ancillary systems and systems with lower levels of priority than core systems will take place over the next fifteen months. Systems not certified as Year 2000 compliant by the critical dates established in the Year 2000 action plan will be replaced. The Bank estimates that the total cost of Year 2000 compliance will be between $25,000 and $30,000 and the costs will be funded through operations.

PART II. OTHER INFORMATION




ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K

(a) Exhibits - None

(b) Reports on Form 8-K

On August 13, 1998 The Bank filed a report on Form 8-K regarding its entry into a definitive Agreement and Plan of Merger with Mitchell Bancorp, Inc. and its wholly owned subsidiary, Mitchell Savings Bank, Inc., both of Spruce Pine, North Carolina (collectively, "Mitchell"). Pursuant to the agreement, Mitchell will be merged into the Bank with the Bank as the surviving corporation. The full text of the Agreement and Plan of Merger was attached as Exhibit 2 to this Form 8-K filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    FIRST WESTERN BANK
                                    (Registrant)

Dated November 12, 1998

                                    -------------------------------
                                    Ronnie Deyton, President



Dated November 12, 1998

                                    -------------------------------
                                    Robert L. Kirkman
                                    (Chief Accounting Officer)

                         BUSINESS OF FIRST WESTERN BANK

General

         The focus of First Western for 1998 is expected to be solicitation of retail deposits from consumers, principally in the form of Certificates of Deposit and Money Market Accounts, and small businesses, principally in the form of Demand Deposits and Money Market Accounts. First Western will actively seek these deposits in order to provide funding for anticipated loan demand. The primary source of loan demand is current the previous customer relationships that First Western's management and loan officers developed while employed by other financial institutions in the market. However, as First Western begins to grow, opportunities for further increases in market share present themselves through increased visibility in the community and the development of ongoing customer relationships. First Western's management is committed to keeping its focus on its stated marketing plan of developing relationships with small businesses, residential builders, and consumers within the primary market area of Mitchell and Yancey Counties, North Carolina.

Proposed Merger with Mitchell Bancorp, Inc.

         First Western entered into an Agreement and Plan of Merger dated August 13, 1998, to acquire Mitchell Bancorp, Inc. ("Mitchell") and its wholly-owned subsidiary, Mitchell Savings Bank, Inc., SSB ("Mitchell Savings") (the "Merger"). First Western intends to service the current portfolio of Mitchell Savings, and as it matures, First Western intends to redeploy those assets into its current loan product offerings. First Western will operate the office of Mitchell Savings as a bank branch. The Merger will expand First Western's market share, Mitchell and Yancey Counties. In addition, while First Western's original business plan did not contemplate profitability until the end of the second year of operations, it is anticipated, although not assured, that the Merger will accelerate its timetable to profitability. To ensure a smooth transition and achieve these benefits, First Western currently intends to take the following actions:

         Prior to the Effective Time, First Western will install computer hardware and data circuits at Mitchell Savings' office to provide a means of providing service to First Western customers at the former Mitchell Savings office as well as training for the Mitchell Savings staff, since, other than the executive officers, all of the current staff will remain after the Merger. After the Merger, all deposit accounts will be opened and maintained on the First Western system. Mitchell Savings loan and deposit accounts in place prior to the Merger will continue to be processed on Mitchell Savings' system until a conversion to First Western's system can be scheduled. First Western is working with its service center, FISERVE in Atlanta, to arrange for conversion of the Mitchell Savings accounts, and the tentative conversion date is February 1999. First Western is also working with its technology consultants, VITEX, Inc., to install equipment and data links to provide for mortgage loan process systems.

           The Merger will also provide First Western with Mitchell's mortgage loan expertise and should allow First Western to expand its mortgage loan product offerings. Because Mitchell is a traditional thrift institution, it offers fixed rate mortgages that it retains in its own portfolio and that are generally not eligible for the secondary market. Thus, as a result of the Merger, First Western will acquire a significant fixed rate portfolio but it will also continue to have adequate capital to address any interest rate risks presented by that portfolio. See the section of the Joint Proxy Statement entitled "PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS." Because it is a newly chartered bank, First Western does not currently make fixed rate mortgage loans. It currently originates variable rate loans for its portfolio. Emma Lee M. Wilson, the current chief operating officer of Mitchell, will be retained under a consulting agreement for six months to assist First Western in servicing the current loan portfolio of Mitchell Savings. First Western also intends to identify an experienced person for the permanent position of manager of the mortgage loan operation, and it expects the new manager to develop and expand its mortgage loan product offerings to include mortgages eligible for the secondary market. In addition, First Western is currently attempting to identify a person who is well versed in all areas of mortgage lending. Until this new manager is in place, no decisions will be finalized relating to mortgage loan processing systems, conversion of the existing mortgage portfolio, or expanding the mortgage loan product offering. The present Mitchell Savings staff, to be retained by First Western, has the ability to service existing loans and book new loans on the mortgage loan processing system now in place.

         As a commercial bank, First Western offers deposit products and services that are broader and more diverse than those offered by Mitchell Savings. Following the Effective Time of the Merger, First Western will offer the former customers of Mitchell Savings many financial products and services Mitchell Savings currently does not offer, including without limitation the following described services:

         (a) Deposit Services. First Western offers a full line of personal and corporate demand deposit accounts, NOW accounts for individual and sole proprietorships, and MMDA accounts for individuals and corporations. No such products are currently available through Mitchell Savings.

         (b) Credit Services. First Western offers a complete range of loan products for both individuals and businesses. Other than mortgage loans and share loans, no such products are currently available through Mitchell Savings.

           Mitchell Savings' customer base will also provide a market for the wide range of consumer and commercial loans and deposit products offered by First Western. Immediately following the Effective Time, First Western intends to begin a marketing campaign directed to former Mitchell Savings customers. This campaign is expected to stress the new deposit and loan products to be available to these customers, and it is also expected to offer incentives to attract new customers. First Western has engaged a marketing firm to develop marketing materials and promotional offers for this new customer base. The cost of this marketing campaign is not expected to have a material adverse effect on First Western's results of operations.

         In addition, both First Western staff and the former Mitchell Savings staff will be cross trained, in existing bank products and in the to-be-determined expanded mortgage products, which will be new to both staffs.

         The opportunity to acquire Mitchell arose faster than First Western's management had initially contemplated in its formative stage. Management believes the Merger will significantly accelerate First Western's market penetration and progress toward achieving profitable operations. See the section below entitled "Results of Operations." The plan for implementing the Merger is not static. First Western management will continue to review the status of the process well beyond the Effective Time and make changes and updates as circumstances require.

Market Area and Competition

         The relevant market area for both First Western and Mitchell consists of Yancey and Mitchell Counties, in the northern mountain region of North Carolina. Burnsville is the only municipality in Yancey County, and Spruce Pine is the largest town in Mitchell County. Yancey County's population is over 16,000 and Mitchell County's population is over 14,500. Although the area is largely rural, it includes a number of diverse industries, for example, some of the richest mineral mining in the United States, furniture manufacturing, and textile production. The Penland School of the Arts attracts artisans from around the nation.

         First Western encounters significant competition in its markets from commercial banks, thrift institutions, other financial institutions, and financial intermediaries. It competes not only with other banks in its market, but also with other types of financial institutions for deposits, loans, and other financial services. First Western also competes for interest-bearing funds with a number of other financial intermediaries and investment alternatives, including brokerage firms and money market mutual funds.

         In addition, First Western competes not only with financial institutions based in North Carolina, but also with out-of-state banks and bank holding companies, and other out-of-state financial institutions that have an established market presence in North Carolina, including Mitchell and Yancey Counties. Many of the financial institutions operating in North Carolina are engaged in local, regional, national, and international operations, and they have more assets and personnel than First Western. In particular, First Western competes in all its markets with the major super-regional bank holding companies operating in the Southeast. Because of their greater resources, those institutions are able to perform certain functions for their customers, including trust and investment banking services, that First Western is not equipped to offer directly, although it does offer some of those services through its correspondent banks.

Results of Operations


         The net loss for the three-month period ended September 30, 1998 was $194,163 or $0.26 per share compared to a net loss of $202,639 or $0.28 per share for the quarter ended June 30, 1998.

         Net interest income increased $71,192 or 47.43% over the second quarter of 1998. This increase is the result of continuing growth in the volume of interest earning assets and the loan portfolio. Loans, net of the allowance for loan loss, increased $1,954,529 or 35.21% during the third quarter of 1998. As a result of the significant increase in loans, net yield on earning assets for the quarter ended September 30 was 4.60%, an increase of 16.75% or 0.66% over the previous quarter's net yield on earning assets of 3.94%.


         The significant increase in loans also resulted in a provision for loan loss of $31,100 in the third quarter as the Bank increases the general reserve. While the collectibility and performance of the Bank's assets remain high, management continues to focus on safety and soundness as evidenced in this provision.

         Other income, primarily service charges on deposit accounts, increased 55.05% or $11,033 over the second quarter of 1998. Other expense increased $98,648 or 31.14%. The increase in other expense was attributable to a non recurring charge of approximately $96,000 to write off a building located on the site of the Bank's proposed new Burnsville office following demolition of the structure.

         Net loss for the nine-month period ended September 30, 1998 was $604,191 or $.80 per share.

         Tier 1 capital (capital stock, surplus, and retained earning) to assets was 30.59% as of September 30, 1998 which exceeds the required regulatory level.

         As of September 30, 1998 First Western Bank had no nonperforming assets. However, during the nine-month period ending September 30, 1998 a provision for possible loan loss in the amount of $115,100 was charged to operations. This provision for loan losses is an amount sufficient to bring the allowance for loan losses to an estimated balance considered by management adequate to absorb potential losses in the portfolio. The allowance for loan losses was 1.51% of total loans at September 30, 1998.

Net Interest Income


         Net interest income, the difference between interest earned on interest-earning assets and interest paid on interest-bearing liabilities, primarily deposits, represents the most significant portion of First Western's earnings. It is management's ongoing policy of maximizing net interest income. As of September 30, 1998, First Western's net yield on earning assets was 4.09%, and its interest rate spread was 1.60%. First Western's strategy for the first nine months was to increase deposits, and this was accomplished by aggressively pricing deposits. The following table presents the daily average balances, interest income/expense, and average rates paid and earned on interest-earning assets and interest-bearing liabilities of First Western for the nine months ended September 30, 1998.

(Dollars in thousands)                                                     1998
                                                  --------------------------------------------------------
                                                                          Average
                                                      Average            Interest             Income/
                                                      Balance              Rate             Expense (1)
Assets
Loans                                                   $  3,482              10.85%            $    378
Taxable Securities                                         1,395               5.70%                  80
Federal Funds Sold                                         3,700               5.83%                 215
Interest Bearing Balances
 at Other Institutions                                     6,482               5.49%                 356
                                                  ----------------     --------------     ----------------
Total Interest-Earning Assets                             15,059               6.83%            $  1,029
                                                  ----------------     --------------     ----------------
Cash and Due from Banks                                    1,052
Other Assets                                                 773
                                                  ----------------
Total                                                   $ 16,884
                                                  ================

Liabilities and Shareholder's Equity

Interest Bearing Deposits                               $  7,743               4.95%            $    383
Other Borrowings                                             149              10.05%                  15
Total Interest-bearing Liabilities                      $  7,892               5.04%            $    398

Non interest bearing deposits                              1,631
Other Liabilities                                             33
Shareholders equity                                        7,328
                                                  ----------------
Total Liabilities and
 Shareholder's Equity                                   $ 16,884
                                                  ================

Net Yield on Earning Assets
  and Net Interest Income                                                      4.19%             $   631
                                                                                          ----------------

Interest Rate Spread                                                           1.79%

Rate of Average Interest-earning Assets
 to Average Interest-bearing liabilities                                     190.82


-----------------------------------------------
(1) Annualized


Capital Resources

         Funding the future growth and expansion of First Western is dependent upon earnings and new deposit growth. First Western management will consider a secondary offering in the event additional capital is needed beyond earnings growth, but none is currently contemplated. As of September 30, 1998, First Western's ratio of total capital to risk adjusted assets was 63.05%. First Western is strongly capitalized and fully expects to be able to meet future capital needs caused by growth and expansion as well as regulatory capital requirements. First Western is not aware of any current recommendation by regulatory authorities that, if implemented, would materially affect its liquidity, capital resources, or operations. There are no material seasonal factors that would have an adverse effect, and it does not rely on foreign sources of funds for income. First Western is not aware of any trends, events, uncertainties, or current recommendations by regulatory authorities that, if implemented, would materially affect its capital resources and liquidity.

         First Western identified the opportunity to merge with Mitchell as a means of fully using its capital and human resources. First Western's capital will approximately double, based on the pro forma data for the Merger, set forth in the section of the Joint Proxy Statement entitled "PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS." This additional capitalization, deposit base and expanded customer base is expected to enable First Western to accelerate its business plan as it relates to lending products, deposit base, market share, and profitability. Profitability and an expanded deposit base will be the primary means by which First Western can fully develop its current business plan.

         First Western will be required to expend capital resources to incorporate Mitchell into its commercial banking operations. These expenditures will include data processing conversion, additional hardware and data linking equipment, other infrastructure items, and marketing materials that will be necessary to absorb the additional location and customer base after the merger. However, given the operational and market overlap between First Western and Mitchell, management expects the potential cost savings and synergies to mitigate the burden on capital resources.

         Management expects that existing First Western employees and those employees of Mitchell who will be merged into First Western's operations will be sufficient to meet First Western's current operating needs. Some additional personnel are expected to be needed in mortgage lending as First Western expands its mortgage lending products.

Liquidity and Interest Rate Sensitivity


         First Western is very liquid, with $11.3 million of its $22.7 million in assets in cash and cash equivalents or short-term investments at September 30, 1998. This liquidity enables First Western to meet its current liquidity management policy and provide a means for the necessary merger consideration.

         The objective of First Western's liquidity management policy include providing adequate funds to meet the needs of depositors and borrowers at all times, as well as providing funds to meet the basic needs for its ongoing operations and regulatory requirements. Liquidity requirements of First Western are met primarily through two categories of funds. The first is core deposits, which include demand deposits, savings accounts, and certificates of deposits less than $100,000. First Western considers these to be stable portion of its liability mix, as the result of ongoing stable consumer and commercial banking relationships. At September 30, 1998 core deposits totaled $12,671,975 or 81% of First Western's total deposits.


         First Western's other principal method of funding is large denomination certificates of deposit. Its policy is to emphasize core deposit growth rather than growth though purchased or brokered liabilities because the cost of purchased or brokered liabilities is greater.

         First Western has established lines of credit with correspondent banks to cover short term liquidity requirements. It also uses Fed funds for short-term funding. First Western also intends to apply for membership in the Federal Home Loan Bank System after the Merger is consummated to assist in its liquidity needs for mortgage lending.

         Because First Western is a newly chartered institution,, it has not been able to fully deploy all the liquid assets raised from its sale of capital and initial deposit growth. Based on the pro forma data, upon the completion of the Merger, the amount of liquid assets of First Western as the surviving entity will remain unchanged. First Western does not expect to be required to liquidate any of its investments in order to consummate the Merger and meet the subsequent operating needs.

         First Western will be required to address its interest rate sensitivity after the Merger. The acquisition of Mitchell's operations, which have historically been highly interest rate-sensitive, is expected to affect First Western until it can restructure Mitchell's loan portfolio, which is entirely fixed rate. The resulting high capital level should enable First Western to manage this interest rate sensitivity during the transition period. The objectives of First Western's interest rate management policies are to (i) establish limits on the sensitivity to changes in market interest rates of its net interest income and the portfolio equity value; (ii) provide for accurate and timely measurement and continuous monitoring of its exposure to interest rate risk; and (iii) provide reports to and receive direction from the Board of Directors as to interest rate exposure.


         The following table presents the current interest rate sensitivity of First Western's interest-earning assets and liabilities as of September 30, 1998.


(Dollars in thousands)                            Interest-Sensitive Within
                                            --------------------------------------
                                                                                          Non-
                                                                                      Sensitive or
                                                                           Total       Sensitive
                                                 1 to         91 to       Within         Beyond
                                               90 days      365 days      1 Year         1 Year       Total

Interest-Earning Assets
Interest-bearing Due from Banks                 $ 6,064      $     -     $ 6,064        $    -     $  6,064
Federal Funds Sold                                4,420            -       4,420             -        4,420
Securities
 U.S. Government Agencies                         2,993            -       2,993             -        2,993
Loans (Gross)
Real Estate                                       2,242            -       2,242             -        2,242
Commercial and Agricultural                       2,611          371       2,982         1,035        4,017
Consumer                                            259          102         361         1,016        1,377
                                            -----------------------------------------------------------------
Total Interest earning assets                    18,589          473      19,062         2,051       21,113

Interest-Bearing Liabilities

Savings and Now accounts                          2,073            -           -             -            -
Money Market Accounts                             2,482            -       2,482             -        2,482
Time Deposits of $100,000 or more                   103        2,851       2,954             -        2,954
Other Time Deposits                                 465        3,945       4,410           212        4,622
Other Borrowings                                      2            4           6           142          148
                                            -----------------------------------------------------------------
Total Interest-bearing Liabilities              $ 5,125      $ 6,800    $  9,852      $    354     $ 10,206
                                            =================================================================

Interest sensitivity gap                       $ 13,464      $(6,327)   $  9,210      $  1,697     $ 10,907
Cumulative interest sensitivity gap            $ 13,464      $ 7,137    $ 16,347
Interest-earning assets as
  a percentage of interest-bearing
   liabilities                                   362.71%        6.96%     193.48%

Loans

         The following table sets for the composition of First Western's loan portfolio by type as of September 30, 1998.

         (Dollars in thousands)                                   Percent of
                                                  Amount             Total

         Real Estate                              $ 2,243            29.37%
         Commercial and Agricultural                4,016            52.59%
         Consumer                                   1,377            18.03%
         Total Loans                                7,636           100.00%

         At September 30, 1998, First Western Bank had one loan with an outstanding balance of approximately $1.05 million. This loan is secured by commercial real estate and the guarantee of twelve individuals. All of the guarantors of this loan have substantial net worth and, in the opinion of management, the loan does not expose First Western to excessive credit risk.

         First Western's goal is to be primarily a retail and small business lender. Accordingly, it intends to focus on consumer loans, commercial loans for the small to mid-size businesses and home loan products. First Western intends to develop lending programs under the Small Business Administration guidelines. First Western has established correspondent relationships to allow it to lend in excess of its legal limit and for loans where it does not have sufficient expertise or resources to administer the credit. At September 30, 1998, First Western's legal lending limit was $1,043,000. Assuming the Merger had been consummated as of September 30, 1998, First Western's legal lending limit would have been $2,170,000.

         First Western does not have a specific minimum loan limit. However, it attempts to meet its demands for smaller loans through revolving credit products that require a minimum line of $500. The following table reflects First Western's general policies with regard to maximum loan maturities and loan-to-value ratios:

Commercial Loans                   Maximum Term          Maximum L/T Ratio

Fixed rate real estate             5 years                 80%
Variable rate real estate          15 years                80%
Farmland                           10 years                65%
Construction/development           18 months               75%
Unsecured                          2 years                 N/A
Vehicles                           5 years                 80%
Machinery/equipment                5 years                 75%
Accounts receivable                1 year                  75%
Inventory                          I year                  50%
Crop production                    1 year                 100%

Direct Consumer Loans              Maximum Term          Maximum L/T Ratio

Vehicles (new)                     5 years                 80%
Vehicles (used)                    4 years                 NADA Loan Value
Mobile homes                       5 to 10 years           80%
Recreational vehicles              5 years                 75%
Boats, motors and trailers         5 years                 75%
Savings and CD's                   Negotiable             100%
1-to-4 family residential
(VA, FHA and conventional)         15 years                80%
Junior mortgage - residential      5 years                 75%
Construction - residential         I year                  75%
Vacant lots                        5 years                 75%
Equity lines of credit             15 years                80%
Overdraft lines of credit          Revolving               N/A
Bank cards                         Revolving               N/A
Unsecured                          2 years                 N/A

         Interest rates on commercial loans are generally adjustable rates. These rates are based on First Western's prime rate or U.S. Treasury obligation plus a margin. Depending on market conditions, First Western may offer fixed rate, but these rates may have interest rate call features depending on maturity. Fixed rate loans with call features may be subject to First Western's gap position and risk exposure.

         First Western may make some in-house mortgage loans but they will have call features of five to seven years. It will offer in-house construction loans for primary and secondary residences with take-out commitments in place. Commercial mortgages have been made and placed in the commercial loan portfolio.

         Assigned loan limits are as follows: Customer Service Representatives, $10,000; Branch Managers, $50,000; Executive Officers, $100,000; and Senior Credit Officer, $601,000. Applications for loans above $601,000 (up to the maximum legal lending limit) must be approved by the Loan Committee and/or the Board of Directors. Cash flow coverage and proper underwriting are established in the credit policy.

Loan Delinquencies and Non-performing Assets

         At September 30, 1998, First Western Bank had no delinquent loans or nonperforming assets.

Allowance for Loan Losses

         The allowance for loan losses represents management's estimate of an amount adequate to provide for potential losses inherent in the loan portfolio. Management determines the allowance for loan losses based on a number of factors, including a review and evaluation of First Western's loan portfolio to identify potential problem loans, credit concentrations and other risk factors connected to the loan portfolio, and current and projected economic conditions locally and nationally. The allowance is monitored and analyzed in conjunction with First Western's loan analysis and grading program, and provisions for loan losses are made to maintain an adequate allowance of loan loss. The following tables present the allocation of the allowance for loan losses by category and activity in the allowance for loan loss.

                       Activity in Allowance for Loan Loss

         (Dollars in thousands)                                1998
                                                            ---------
         Balance at beginning of year                         $     -
         Loans charged off                                          -
         Recoveries of loans previously charged off                 -
         Additions charged to operations                          115
                                                            ---------
         Balance at September 30, 1998                        $   115
                                                            =========

                     Allocation of Allowance for Loan Loss



         (Dollars in Thousands)                                  1998
                                                             ---------
         Real Estate                                          $     30
         Commercial                                                 50
         Consumer                                                   30
         Unallocated                                                 5
                                                             ---------
                                                              $    115



                                Year 2000 Issues

         The Year 2000 problem arose because many computer programs use only the last two digits to refer to a year. Thus programs that are date-sensitive may not be able to properly recognize dates in the Year 2000 and beyond. The result could be a temporary disruption of operations and the processing of transactions.

         First Western has developed a four-phase approach to this problem. Phase 1 included an analysis of the impact and costs relating to the year 2000, in computer information systems and other equipment. Phase 2 called for a comprehensive plan to address any problems identified. Phase 3 was the implementation of the plan, and Phase 4 involved addressing any unforeseen complications or issues not previously addressed.

         Phases 1 and 2 are complete. As of September 30, 1998, First Western is on schedule to complete Phase 3 as planned, and this phase is scheduled to be substantially complete by the end of 1998. Testing will continue through 1999. As part of Phase 3, First Western has sent Year 2000 questionnaires to vendors and other entities with which it conducts business, in order to assess whether they are Year 2000-compliant or have adequately addressed the conversion requirements of their systems. Some vendors have responded positively to requests for Year 2000 certifications, although First Western cannot predict whether any of these responses might later prove to be inadequate or overly optimistic. The estimated cost of completing Phase 3 is between $25,000 and $35,000.

         First Western is continuing to closely monitor progress on the plan, and it is currently satisfied that the plan will be adequately completed within the scheduled timeframe. If Phase 4 becomes necessary, that is, if unforeseen complications or new issues arise, additional resources from internal and external sources will be committed to complete the necessary conversions in the required time. Because the use of these additional resources is considered unlikely, no estimates of costs for Phase 4 have been made at this time. It is not contemplated that the Merger will have any effect on this process, because First Western does not contemplate continued use of any Mitchell systems.

                                   EXHIBIT C



                          AGREEMENT AND PLAN OF MERGER

         AGREEMENT AND PLAN OF MERGER, dated as of the 13th day of August, 1998 (this "Agreement"), by and between MITCHELL BANCORP, INC. ("Mitchell Bancorp") and FIRST WESTERN BANK ("First Western").

         WHEREAS, Mitchell Bancorp is a corporation organized under the laws of the State of North Carolina, with its executive offices located in Spruce Pine, North Carolina, and the parent corporation of Mitchell Savings Bank, Inc., SSB ("Mitchell Savings"); and

         WHEREAS, First Western is a commercial bank organized under the laws of the State of North Carolina, with its executive offices located in Burnsville, North Carolina; and

         WHEREAS, Mitchell Bancorp and First Western have agreed that it is in their mutual best interests and in the best interests of their respective shareholders for Mitchell Bancorp to be acquired by First Western with the effect that each of the outstanding shares of Mitchell Bancorp will be converted into newly issued shares of First Western and/or the right to receive cash in the manner and upon the terms and conditions contained in this Agreement; and

         WHEREAS, to effectuate the foregoing, Mitchell Bancorp and First Western desire to adopt this Agreement as a plan of reorganization in accordance with the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"); and

         WHEREAS, the respective Boards of Directors of Mitchell Bancorp and First Western have resolved that the transactions described in this Agreement are in the best interests of the parties and their respective shareholders and have approved the transactions described in this Agreement.

         NOW THEREFORE, in consideration of the foregoing recitals, the mutual covenants hereinafter contained, and other good and valuable consideration, the parties hereto agree as follows:

                          ARTICLE I. AGREEMENT TO MERGE

         1.01. NATURE OF TRANSACTION. At the Effective Time (as hereinafter defined), Mitchell Bancorp shall be merged into Mitchell Savings and immediately thereafter, Mitchell Savings will be merged into First Western pursuant to the terms and conditions set forth herein, or such other method of effecting the acquisition of Mitchell Bancorp as may be required, in the reasonable opinion of First Western, in order for the acquisition of Mitchell Bancorp by First Western (the "Acquisition") to be accomplished under North Carolina law and for the Acquisition to constitute a reorganization within the meaning of Section 368(a) of the Code (the "Mergers").

         1.02. EFFECT OF MERGERS. At the Effective Time and as provided in N.C. Gen. Stat. ss. 53-13, the separate corporate existence of Mitchell Bancorp and Mitchell Savings (collectively "Mitchell") shall cease while the corporate existence of First Western as the surviving corporation in the Mergers shall continue with all of its purposes, objects, rights, privileges, powers and franchises, all of which shall be unaffected and unimpaired by the Mergers. Following the Mergers, First Western shall continue to operate as a North Carolina banking corporation, and it will continue to conduct its business and the business of Mitchell Savings at the then legally established branch and main offices of First Western and Mitchell Savings. The duration of the corporate existence of First Western, as the surviving corporation, shall be perpetual and unlimited.

         1.03. ASSETS AND LIABILITIES OF THE BANK. At the Effective Time and by reason of the Mergers, and in accordance with N.C. Gen. Stat. ss.ss. 53-13, 53-17 and 55-11-06, all of Mitchell's property, assets and rights of every kind and character (including, without limitation, all real, personal or mixed property, all debts due on whatever account, all other choses in action and every other interest of or belonging to or due to Mitchell, whether tangible or intangible) shall be transferred to and vest in First Western, and First Western shall succeed to all the rights, privileges, immunities, powers, purposes and franchises of a public or private nature (including all trust and fiduciary properties, powers and rights) of Mitchell, all without any conveyance, assignment or further act or deed. First Western shall be responsible for all of the liabilities, duties and obligations of every kind, nature and description (including duties as trustee or fiduciary) of Mitchell as of the Effective Time.

         1.04. ARTICLES, BY-LAWS AND MANAGEMENT. The Articles of Incorporation and By-Laws of First Western in effect at the Effective Time shall be the Articles of Incorporation and By-Laws of First Western as the surviving corporation. The officers and directors of First Western in office at the Effective Time shall continue to hold such offices until the election or appointment of their respective successors.

         1.05. CLOSING; ARTICLES OF MERGER; EFFECTIVE TIME. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at such place as First Western shall designate, on a date specified by First Western (the "Closing Date") after the expiration of any and all required waiting periods following the effective date of required approvals of the Mergers by governmental or regulatory authorities (but in no event more than thirty (30) days following the expiration of all such required waiting periods). At the Closing, First Western and Mitchell shall take such actions (including without limitation the delivery of certain closing documents) as are required herein and as shall otherwise be required by law to consummate the Mergers and cause each of them to become effective, and they shall execute Articles of Merger for each merger under North Carolina law. Subject to the terms and conditions set forth herein (including without limitation the receipt of all required approvals of government and regulatory authorities), the Mergers shall be effective on the date and at the time (the "Effective Time") designated in the respective Articles of Merger executed at the Closing and filed with the North Carolina Secretary of State in accordance with law; provided, however, that the date and time so specified as the Effective Time shall in no event be more than ten (10) days following the Closing Date. If the Articles of Merger do not designate a date or specific time as the Effective Time, then the Effective Time shall be that date and time when the Articles of Merger are properly filed with the North Carolina Secretary of State.

         1.06. CONVERSION OF MITCHELL STOCK. (a) At the Effective Time, all rights of Mitchell Bancorp's shareholders with respect to all then outstanding shares of Mitchell Bancorp's common stock, par value $0.01 per share ("Mitchell Stock"), shall cease to exist, and, as consideration for and to effectuate the Mergers (and except as otherwise provided below), each such outstanding share of Mitchell Stock (other than any shares held by Mitchell Bancorp as treasury shares or shares held by First Western or as to which rights of dissent and appraisal are properly exercised as provided below) shall be converted, without any action on the part of the holder of such share, First Western, or Mitchell Bancorp, into and represent the right to receive the cash and/or shares of stock of First Western's $5.00 par value common stock ("First Western Stock") constituting the Merger Consideration. As used in this Agreement, the term "Merger Consideration" shall mean either the amount of cash set forth in clause
(i) below (the "Cash Merger Consideration") or that number of shares of First Western Stock, as set forth in clause (ii) below (the "Stock Merger Consideration"), at the election of the holder of each share of Mitchell Stock, subject, however, to proration as set forth below:

                  (i) If Cash Merger Consideration is to be paid with respect to a share of Mitchell Stock, the Merger Consideration with respect to such share of Mitchell Stock shall be in the amount of Twenty Dollars and No Cents ($20.00).

                  (ii) If Stock Merger Consideration is to be paid with respect to a share of Mitchell Stock, the Merger Consideration with respect to such shares of Mitchell Stock shall be 1.60 (the "Conversion Rate") newly issued shares of First Western Common Stock.

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

         (b) At the Effective Time, and without any action by Mitchell Bancorp, First Western, or any holder thereof, Mitchell Bancorp's stock transfer books shall be closed as to holders of Mitchell Stock immediately prior to the Effective Time and, thereafter, no transfer of Mitchell Stock by any such holder may be made or registered. The holders of shares of Mitchell Stock shall cease to be, and shall have no further rights as, stockholders of Mitchell Bancorp other than as provided in this Agreement. Following the Effective Time, certificates representing shares of Mitchell Stock outstanding at the Effective Time (herein sometimes referred to as "Old Certificates") shall evidence only the right of the registered holder thereof to receive, and may be exchanged for,
(i) the Merger Consideration to which such holders shall have become entitled on the basis set forth above, plus cash for any fractional share interests as provided herein, (ii) in the case of shares as to which rights of dissent and appraisal are properly exercised (as provided below), cash as provided in
Article 13 of the North Carolina Business Corporation Act.

         (c) The calculations of the respective amounts of Cash Merger Consideration and Stock Merger Consideration payable and issuable pursuant to the terms of the Agreement shall be prepared by First Western and agreed to by Mitchell Bancorp and set forth in reasonable detail in a schedule that shall be delivered to the transfer agent for First Western, or such other exchange agent as First Western may determine with the approval of Mitchell Bancorp, which approval shall not be unreasonably withheld (the "Exchange Agent"), prior to the Closing Date.

         1.07 ALLOCATION PROCEDURES. (a) Subject to and in accordance with the allocation and election procedures set forth in this Agreement, each record holder of a share of Mitchell Stock ("Shareholder") shall, prior to the Election Deadline (as hereinafter defined), specify (i) the number of whole shares of Mitchell Stock held by such Shareholder as to which such Shareholder shall desire to receive the Cash Merger Consideration (which shall include any Shareholder who properly exercises rights of dissent and appraisal as described in Paragraph 1.13), and (ii) the number of whole shares of Mitchell Stock held by such Shareholder as to which such Shareholder shall desire to receive the Stock Merger Consideration.

         (b) At the Effective Time of the Merger, each unexercised option for Mitchell Stock ("Stock Option") shall be deemed canceled, and as consideration therefor, at the election of each holder of a Stock Option (the "Option Holders"), and together with the Shareholders, (the "Holders") shall be converted into the right to receive either (i) solely a cash payment amount (the "Cash Out") equal to the excess of (A) $20.00 over the exercise price per share of Mitchell Stock covered by the Stock Option, multiplied by (B) the total number of shares of Mitchell Stock covered by the Stock Option or (ii) solely a number of shares (rounded to the nearest whole number) of First Western Stock (the "Stock Exchange") equal to the excess of (A) $20.00 over the exercise price per share of Mitchell Stock covered by the Stock Option, multiplied by (B) the total number of shares of Mitchell Stock covered by the Stock Option and divided by $20.00.

         (c) An election as described in clause (i) of Paragraph (a) or clause
(i) of Paragraph (b) of this Section is herein referred to as a "Cash Election," and shares of Mitchell Stock as to which a Cash Election has been made are herein referred to as "Cash Election Shares." An election as described in clause
(ii) of Paragraph (a) or clause (ii) of Paragraph (b) is herein referred to as a "Stock Election," and shares as to which a Stock Election has been made are herein referred to as "Stock Election Shares." A failure to indicate a preference in accordance with this Paragraph is herein referred to as a "Non-Election," and shares as to which there is a Non-Election are herein referred to as "Non-Electing Shares." The Employee Stock Ownership Plan of Mitchell shall be deemed to have elected Cash Merger Consideration for purposes of all unallocated shares, and such election shall take precedence over all other Cash Elections.

         (d) Payment of cash pursuant to the Cash Merger Consideration and the Cash Out, and issuance of First Western Stock pursuant to the Stock Merger Consideration and the Stock Exchange, shall be allocated to Holders such that the number of shares of Mitchell Stock (outstanding or subject to Stock Options) as to which cash is paid shall equal 49.9% of the aggregate number of shares of Mitchell Stock outstanding plus those subject to Stock Options (the

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

"Aggregate Shares"), and the number of shares of Mitchell Stock (outstanding or subject to Stock Options) as to which First Western Stock is issued shall equal 50.1% of the Aggregate Shares, as follows:

                  (i) If the number of Cash Election Shares is in excess of 49.9% of the Aggregate Shares, then (A) Non-Electing Shares shall be deemed to be Stock Election Shares, (B) Cash Election Shares of Option Holders shall be treated as Cash Election Shares without adjustment, and (B)(I) Cash Election Shares of each Shareholder shall be reduced pro rata by multiplying the number of Cash Election Shares of such Shareholder by a fraction, the numerator of which is the number of shares of Mitchell Stock equal to 49.9% of the Aggregate Shares minus the aggregate number of Cash Election Shares of Option Holders, and the denominator of which is the aggregate number of Cash Election Shares of all Shareholders; and (II) the shares of such Shareholder representing the difference between such Shareholder's initial Cash Election and such Shareholder's reduced Cash Election pursuant to clause (I) shall be converted into and be deemed to be Stock Election Shares.

                  (ii) If the number of Stock Election Shares is in excess of 50.1% of the Aggregate Shares, then (A) Non-Electing Shares shall be deemed to be Cash Election Shares, and (B)(I) Stock Election Shares of each Holder shall be reduced pro rata by multiplying the number of Stock Election Shares of such Holder by a fraction, the numerator of which is the number of shares of Mitchell Stock equal to 50.1% of the Aggregate Shares, and the denominator of which is the aggregate number of Stock Election Shares of all Holders; and (II) the shares of such Holder representing the difference between such Holder's initial Stock Election and such Holder's reduced Stock Election pursuant to clause
         (I) shall be converted into and be deemed to be Cash Election Shares.

                  (iii) If the number of Cash Election Shares is less than or equal to 49.9% of the Aggregate Shares and the number of Stock Election Shares is less than or equal to 50.1% of the Aggregate Shares, then (A) there shall be no adjustment to the elections made by electing Holders, and (B) Non-Electing Shares of each Holder shall be treated as Stock Elections Shares and/or as Cash Election Shares in proportion to the respective amounts by which the Cash Election Shares and the Stock Election Shares are less than the 49.9% and 50.1% limits, respectively.

         (e) After taking into account the foregoing adjustment provisions, each Cash Election Share (including those deemed to be Cash Election Shares) shall receive in the Mergers the Cash Merger Consideration or the Cash Out, as applicable, and each Stock Election Share (including those deemed to be Stock Election Shares) shall receive in the Mergers the Stock Merger Consideration (and cash in lieu of fractional shares) or the Stock Exchange, as applicable.

         (f) Notwithstanding any other provision of this Agreement, if the application of the provisions of this Section would result in Holders receiving a number of shares of First Western Stock that would prevent the Merger Consideration from consisting in the aggregate of 49.9% Cash Merger Consideration and 50.1% Stock Merger Consideration or otherwise prevent the satisfaction of any of the conditions set forth in Article 7 hereof, the number of shares otherwise allocable to Holders pursuant to this Paragraph shall be adjusted in an equitable manner as shall be necessary to enable the satisfaction of all conditions.

         1.08 ELECTION PROCEDURES. (a) First Western shall prepare a form for purposes of making elections and containing instructions with respect thereto (the "Election Form"). The Election Form shall be distributed to each Holder at such time as the First Western shall determine and shall specify the date by which all such elections must be made (the "Election Deadline"), which date shall be the date of the meeting of Shareholders to approve the Agreement and the Mergers or such other date determined by the First Western.


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

         (b) Elections shall be made by Holders by mailing to the Exchange Agent a completed Election Form. To be effective, an Election Form must be properly completed, signed and submitted to the Exchange Agent, accompanied by Old Certificates or by the Stock Option as to which the election is being made (or by an appropriate guaranty of delivery by a commercial bank or trust company in the United States or a member of a registered national security exchange or the National Association of Securities Dealers, Inc.("NASD")), or by evidence that such certificates have been lost, stolen or destroyed, accompanied by such security or indemnity as shall be reasonably requested by First Western, and received by the Exchange Agent by the close of business on the Election Deadline. An election may be changed or revoked, but only by written notice received by the Exchange Agent prior to the Election Deadline including, in the case of a change, a properly completed revised Election Form.

         (c) First Western will have the discretion, which it may delegate in whole or in part to the Exchange Agent, to determine whether the Election Forms have been properly completed, signed and submitted or changed or revoked and to disregard immaterial defects in Election Forms. The decision of First Western (or the Exchange Agent) in such matters shall be conclusive and binding and without any liability whatsoever to Mitchell Bancorp. Neither First Western nor the Exchange Agent will be under any obligation to notify any person of any defect in an Election Form submitted to the Exchange Agent.

         (d) For the purposes hereof, a Holder who does not submit an effective Election Form to the Exchange Agent prior to the Election Deadline shall be deemed to have made a Non-Election.

         (e) In the event that this Agreement is terminated pursuant to the provisions hereof and any Old Certificates or Stock Options have been transmitted to the Exchange Agent pursuant to the provisions hereof, First Western and Mitchell Bancorp shall cause the Exchange Agent to promptly return such Old Certificates or Stock Options to the person submitting the same.

         1.09 EXCHANGE PROCEDURES. At the Effective Time, the Exchange Agent shall issue and deliver to First Western certificates representing the aggregate number of whole shares of First Western Stock into which the outstanding shares of Mitchell Stock have been converted as provided above. Within five days following the Effective Time, First Western shall send or cause to be sent to each Shareholder who did not previously submit a properly completed Election Form written instructions and transmittal materials (a "Transmittal Letter") for use in surrendering Old Certificates to the Exchange Agent. Upon the proper delivery to the Exchange Agent (in accordance with the above instructions, and accompanied by a properly completed Transmittal Letter) by a former Shareholder of his or her Old Certificates, the Exchange Agent shall deliver the Merger Consideration to the Shareholder in exchange for the surrender and delivery to the Exchange Agent by said Shareholder of his or her Old Certificates.

         1.10 TREATMENT OF FRACTIONAL SHARES. No scrip or certificates representing fractional shares of First Western Stock will be issued to any former shareholder of Mitchell, and, except as provided below, no Shareholder will have any right to vote or receive any dividend or other distribution on, or any other right with respect to, any fraction of a share of First Western Stock resulting from the above exchange. In the event the exchange of shares would result in the creation of fractional shares, then, in lieu of the issuance of fractional shares of First Western Stock, First Western shall deliver cash to the Exchange Agent in an amount equal to the aggregate market value of all such fractional shares, and the Exchange Agent shall divide such cash among and remit it (without interest) to the former Shareholders in accordance with their respective interests. For purposes of this Paragraph, the "aggregate market value" of all fractional shares of First Western Stock shall be equal to the total of such fractional shares multiplied by the amount necessary to preserve the economic value of such shares.

         1.11 SURRENDER OF CERTIFICATES. Subject to Paragraph 1.13 below, no Merger Consideration, or cash for any fractional share of First Western Stock, shall be delivered to any former Shareholder unless and until such Shareholder shall have properly surrendered to the Exchange Agent the Old Certificate(s) formerly representing his or her shares of Mitchell Stock, together with a properly completed Election Form or Transmittal Letter in such form


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

as shall be provided to the Shareholder by First Western for that purpose. Further, until such Old Certificate(s) are so surrendered, no dividend or other distribution payable to holders of record of First Western Stock as of any date subsequent to the Effective Time shall be delivered to the holder of such Old Certificate(s). However, upon the proper surrender of such Old Certificate(s), the Exchange Agent shall pay to the registered holder of the shares of First Western Stock represented by such Old Certificate(s) the amount of any such cash, dividends or distributions that have accrued but remain unpaid with respect to such shares. Neither First Western, Mitchell Bancorp, nor the Exchange Agent shall have any obligation to pay any interest on any such cash, dividends or distributions for any period prior to such payment. Further, and notwithstanding any other provision of this Agreement, neither First Western, Mitchell Bancorp, nor the Exchange Agent shall be liable to a former holder of Mitchell Stock for any amount paid or property delivered in good faith to a public official pursuant to any applicable abandoned property, escheat, or similar law. Each Shareholder will be responsible for all federal, state and local taxes that may be incurred by him or her on account of his or her receipt of the Merger Consideration to be paid in the Merger.

         1.12 ANTIDILUTIVE ADJUSTMENTS. If, following the date of this Agreement, First Western shall change the number of outstanding shares of First Western Stock as a result of a dividend payable in shares of First Western Stock, a stock split, a reclassification or other subdivision or combination of outstanding shares, and if the record date of such event occurs prior to the Effective Time, then an appropriate and proportionate adjustment will be made to increase or decrease the number of shares of First Western Stock to be issued in exchange for each of the shares of Mitchell Stock.

         1.13 DISSENTERS. Any Shareholder who has and properly exercises the right of dissent and appraisal with respect to the Mergers as provided in
Article 13 of the North Carolina Business Corporation Act ("Dissenters Rights") shall be entitled to receive payment of the fair value of his or her shares of Mitchell Stock in the manner and pursuant to the procedures provided therein. Shares of Mitchell Stock held by persons who exercise Dissenters Rights shall not be converted as provided in Paragraph 1.06 above. However, if any Shareholder who exercises Dissenters Rights shall fail to perfect his or her right to receive cash as provided above, or effectively shall waive or lose such right, then each of his or her shares of Mitchell Stock, at First Western's sole option, shall be deemed to have been converted into the right to receive the Merger Consideration as of the Effective Time as provided in Paragraph 1.06 above. Any shares of First Western Stock authorized to be issued pursuant to this Agreement but not exchanged for shares of Mitchell Stock because of the exercise of Dissenters Rights may be sold by the Exchange Agent at public auction or by private sale, or through a dealer or by any other reasonable method, at its election, for the best available price, and the net proceeds of any such sale shall be retained by First Western.

         1.14 LOST CERTIFICATES. Any Shareholder whose Old Certificate has been lost, destroyed, stolen or otherwise is missing shall be entitled to receive a certificate representing the shares of First Western Stock to which he or she is entitled in accordance with and upon compliance with conditions imposed by the Exchange Agent or First Western pursuant to the provisions of N.C. Gen. Stat. ss. 25-8-405 and N.C. Gen. Stat. ss. 25-8-104 (including without limitation a requirement that the Shareholder provide a lost instrument indemnity or surety bond in form, substance and amount satisfactory to the Exchange Agent and First Western).

         1.15 OUTSTANDING FIRST WESTERN STOCK. The status of the shares of First Western Stock that are outstanding immediately prior to the Effective Time shall not be affected by the Merger.

             ARTICLE II. REPRESENTATIONS AND WARRANTIES OF MITCHELL

         Except as otherwise specifically provided herein or as "Previously Disclosed" (as defined in Paragraph 10.01 below) to First Western, Mitchell Bancorp hereby makes the following representations and warranties to First
Western:

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


         2.01. ORGANIZATION; STANDING; POWER. Mitchell Bancorp and Mitchell Savings and Mitchell Mortgage & Investment Co. (the "Subsidiary") each (i) is duly organized and incorporated, validly existing and in good standing (as a business corporation, savings bank and a business corporation, respectively) under the laws of North Carolina; (ii) has all requisite power and authority (corporate and other) to own, lease and operate its properties and to carry on its business as now being conducted; (iii) is duly qualified to do business and is in good standing in each other jurisdiction in which the character of the properties owned, leased or operated by it therein or in which the transaction of its business makes such qualification necessary, except where failure so to qualify would not have a material adverse effect on Mitchell Bancorp and its subsidiaries considered as one enterprise; and, (iv) is not transacting business or operating any properties owned or leased by it in violation of any provision of federal or state law or any rule or regulation promulgated thereunder, which violation would have a material adverse effect on Mitchell Bancorp and its subsidiaries considered as one enterprise. Mitchell Savings is an "insured depository institution" as defined in the Federal Deposit Insurance Act and applicable regulations thereunder. Mitchell Savings is a member of the Federal Home Loan Bank ("FHLB") of Atlanta.

         2.02. CAPITAL STOCK. Mitchell Bancorp's authorized capital stock consists of 3,000,000 shares of common stock, of $0.01 par value per share, and 500,000 shares of preferred stock, of $0.01 par value per share. As of the date of this Agreement, 937,174 shares of Mitchell Stock are issued and outstanding and no shares of preferred stock have been issued. As of the date of this Agreement, Mitchell Bancorp has 97,990 shares of Mitchell Stock reserved for issuance under employee and director stock option plans, pursuant to which options covering 68,596 shares of Mitchell Stock are outstanding. As of the date of this Agreement, Mitchell Bancorp has 39,196 shares of Mitchell Stock reserved for issuance under its Management Recognition and Development Plan ("MRDP"), pursuant to which shares 31,358 of Mitchell Stock have been granted.

         As of the date of this Agreement, Mitchell Savings has 1,000 authorized shares of common stock of $1.00 par value per share ("Mitchell Savings Stock") (no other class of capital stock being authorized), of which 1,000 shares of Mitchell Savings Stock are issued and outstanding. All of the issued and outstanding shares of Mitchell Savings Stock are owned of record and beneficially by Mitchell Bancorp.

         The Subsidiary's authorized capital stock consists of 2,000 shares of common stock, $100 par value per share ("Subsidiary Stock"), of which 160 shares are issued and outstanding and constitute the Subsidiary's only outstanding securities. All outstanding shares of Subsidiary Stock are owned of record and beneficially by Mitchell Savings.

         Each outstanding share of Mitchell Stock, Mitchell Savings Stock and Subsidiary Stock, respectively, (i) has been duly authorized and is validly issued and outstanding, and is fully paid and nonassessable, (ii) has not been issued in violation of the preemptive rights of any shareholder, and (iii) has been issued pursuant to and in compliance with the requirements under or an applicable exemption from the registration requirements under the Securities Act of 1933, as amended (the "Securities Act"). The shareholders of Mitchell Bancorp do not have preemptive rights.

         2.03. PRINCIPAL SHAREHOLDERS. Other than as Previously Disclosed, no person or entity is known to Mitchell Bancorp to beneficially own, directly or indirectly, more than 5% of the outstanding shares of Mitchell Stock.

         2.04. SUBSIDIARIES. Mitchell Savings is the record and beneficial owner of all of the issued and outstanding shares of Subsidiary Stock. The Subsidiary is an inactive corporation. Other than as Previously Disclosed to First Western, neither Mitchell Bancorp, Mitchell Savings nor the Subsidiary has any subsidiary (direct or indirect), or owns any stock or other equity interest in any corporation, service corporation, joint venture, partnership or other entity.

         2.05. CONVERTIBLE SECURITIES, OPTIONS, ETC.. With the exception of the Stock Options listed under Paragraph 2.02, neither Mitchell Bancorp, Mitchell Savings nor the Subsidiary has any outstanding (i) securities or other obligations (including debentures or other debt instruments) that are convertible into shares of Mitchell Stock,

Mitchell Savings Stock or Subsidiary Stock, respectively, or any other securities of Mitchell Bancorp, Mitchell Savings or the Subsidiary, respectively; (ii) options, warrants, rights, calls or other commitments of any nature that entitle any person to receive or acquire any shares of Mitchell Stock, Mitchell Savings Stock or Subsidiary Stock, respectively, or any other securities of Mitchell Bancorp, Mitchell Savings or the Subsidiary, respectively; or (iii) plan, agreement or other arrangement pursuant to which shares of Mitchell Stock, Mitchell Savings Stock or Subsidiary Stock, respectively, or any other securities of Mitchell Bancorp, Mitchell Savings or the Subsidiary, respectively, or options, warrants, rights, calls or other commitments of any nature pertaining thereto, have been or may be issued.

         2.06. AUTHORIZATION AND VALIDITY OF AGREEMENT. This Agreement has been duly and validly approved by Mitchell Bancorp's Board of Directors and executed and delivered on Mitchell Bancorp's behalf. Subject only to the approval of the shareholders of Mitchell Bancorp as described in Paragraph 6.01 below and required approvals of governmental or regulatory authorities described in Paragraph 7.01(a) below in the manner required by law, (i) Mitchell Bancorp has the corporate power and authority to execute and deliver this Agreement and to perform its obligations and agreements and carry out the transactions described herein, (ii) all corporate proceedings and approvals required to authorize Mitchell Bancorp to enter into this Agreement and to perform its obligations and agreements and carry out the transactions described herein have been duly and properly completed or obtained, and (iii) this Agreement has been executed on behalf of Mitchell Bancorp enforceable in accordance with its terms (except to the extent enforceability may be limited by (A) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect that affect creditors' rights generally, (B) by legal and equitable limitations on the availability of injunctive relief, specific performance and other equitable remedies, and (C) general principles of equity and applicable laws or court decisions limiting the enforceability of indemnification provisions).

         2.07. VALIDITY OF TRANSACTIONS; ABSENCE OF REQUIRED CONSENTS OR WAIVERS. Except where the same would not have a material adverse effect on Mitchell Bancorp and its subsidiaries considered as one enterprise, neither the execution and delivery of this Agreement, nor the consummation of the transactions described herein, nor compliance by Mitchell Bancorp with any of its obligations or agreements contained herein, will: (i) conflict with or result in a breach of the terms and conditions of, or constitute a default or violation under any provision of, Mitchell Bancorp's Articles of Incorporation or Bylaws, or any contract, agreement, lease, mortgage, note, bond, indenture, license, or obligation or understanding (oral or written) to which Mitchell Bancorp, Mitchell Savings or the Subsidiary is bound or by which it, its business, capital stock or any of its properties or assets may be affected; (ii) result in the creation or imposition of any lien, claim, interest, charge, restriction or encumbrance upon any of Mitchell Bancorp's, Mitchell Savings' or the Subsidiary's properties or assets; (iii) violate any applicable federal or state statute, law, rule or regulation, or any judgment, order, writ, injunction or decree of any court, administrative or regulatory agency or government body;
(iv) result in the acceleration of any obligation or indebtedness of Mitchell Bancorp, Mitchell Savings or the Subsidiary; or, (v) interfere with or otherwise adversely affect Mitchell Bancorp's or Mitchell Savings' ability to carry on its business as presently conducted.

         No consents, approvals or waivers are required to be obtained from any person or entity in connection with Mitchell Bancorp's execution and delivery of this Agreement, or the performance of its obligations or agreements or the consummation of the transactions described herein, except for required approvals of the Shareholders as described in Paragraph 7.01(c) below and of governmental or regulatory authorities as described in Paragraph 7.01(a) below.

         2.08. MITCHELL BOOKS AND RECORDS. Mitchell Bancorp's, Mitchell Savings' and the Subsidiary's books of account and business records have been maintained in substantial compliance with all applicable legal and accounting requirements and in accordance with good business practices. Such books and records are complete and reflect accurately in all material respects Mitchell Bancorp's, Mitchell Savings' and the Subsidiary's respective items of income and expense and all of their respective assets, liabilities and stockholders' equity. The respective minute books of Mitchell Bancorp, Mitchell Savings and the Subsidiary accurately reflect in all material respects the corporate actions which their respective shareholders and board of directors, and all committees thereof, have taken during the


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time periods covered by such minute books. All such minute books have been or will be made available to First Western and its representatives.

         2.09. MITCHELL REPORTS. Since January 1, 1993, and where the failure to file has had or could have a material adverse effect on Mitchell Bancorp and its subsidiaries considered as one enterprise, Mitchell has filed all reports, registrations and statements, together with any amendments required to be made with respect thereto, that were required to be filed with (i) the Federal Deposit Insurance Corporation (the "FDIC"), (ii) the Administrator of the North Carolina Savings Institutions Division (the "Administrator"), (iii) the Board of Governors of the Federal Reserve (the "Federal Reserve"), (iv) the Securities and Exchange Commission (the "SEC"), or (v) any other governmental or regulatory authorities having jurisdiction over Mitchell Bancorp, Mitchell Savings or the Subsidiary (the "Regulatory Authorities"). All such reports, registrations and statements filed by Mitchell with the Regulatory Authorities are collectively referred to herein as the "Mitchell Reports." As of their respective dates, each Mitchell Report complied in all material respects with all the statutes, rules and regulations enforced or promulgated by the Regulatory Authority with which it was filed and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Mitchell has not been notified that any such Mitchell Report was deficient in any material respect as to form or content. Following the date of this Agreement, Mitchell shall deliver to First Western, simultaneous with the filling thereof, a copy of each report, registration, statement or other regulatory filing made with any Regulatory Authority.

         2.10. MITCHELL FINANCIAL STATEMENTS. Mitchell Bancorp has delivered to First Western a copy of its consolidated balance sheets as of June 30, 1996 and June 30, 1997, and its consolidated statements of operations, changes in stockholders' equity and cash flows for the years ended June 30, 1996 and June 30, 1997, together with notes thereto (the "Mitchell Financial Statements"). Following the date of this Agreement, Mitchell promptly will deliver to First Western all other annual or interim financial statements prepared by or for Mitchell. The Mitchell Financial Statements (i) are in accordance with Mitchell's books and records, and (ii) were prepared in accordance with Generally Accepted Accounting Principles ("GAAP") applied on a consistent basis throughout the periods indicated and present fairly Mitchell Bancorp's consolidated financial condition, assets and liabilities, results of operations, changes in stockholders' equity and cash flows as of the dates indicated and for the periods specified therein. The Mitchell Financial Statements have been audited and certified by Mitchell Bancorp's independent certified public accountants, Crisp Hughes Evans LLP.

         2.11. TAX RETURNS AND OTHER TAX MATTERS. Mitchell Bancorp, Mitchell Savings and the Subsidiary each has timely filed or caused to be filed all federal, state and local tax returns and reports that are required by law to have been filed, and to the best knowledge and belief of management of Mitchell, all such returns and reports were true, correct and complete and contained all material information required to be contained therein. All federal, state and local income, profits, franchise, sales, use, occupation, property, excise and other taxes (including interest and penalties), charges and assessments that have become due from or been assessed or levied against Mitchell Bancorp, Mitchell Savings or the Subsidiary or their property have been fully paid, and, with respect to any such taxes to become due from Mitchell Bancorp or Mitchell Savings for any period or periods through and including June 30, 1997, adequate provision has been made for the payment of all such taxes and such provision is reflected in the Mitchell Financial Statements. Mitchell Bancorp's, Mitchell Savings' and the Subsidiary's tax returns and reports have been examined or closed by applicable statutes of limitations through the tax year ended December 31, 1994, and neither Mitchell Bancorp, Mitchell Savings nor the Subsidiary has received any indication of the pendency of any audit or examination in connection with any tax return or report or has any knowledge that any such return or report is subject to adjustment. Neither Mitchell Bancorp, Mitchell Savings nor the Subsidiary has executed any waiver or extended a statute of limitation with respect to any tax year, the audit of any tax return or report or the assessment or collection of any tax. Any deferred taxes of Mitchell Bancorp, Mitchell Savings or the Subsidiary have been provided for in the Mitchell Financial Statements in all material respects.


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

         2.12. ABSENCE OF MATERIAL ADVERSE CHANGES OR CERTAIN OTHER EVENTS. (a) Since June 30, 1997, Mitchell Bancorp, Mitchell Savings and the Subsidiary have conducted their respective businesses only in the ordinary course, and there has been no material adverse change, and there has occurred no event or development and, to the best knowledge of management of Mitchell, there currently exists no condition or circumstance that, with the lapse of time or otherwise, may or could cause, create or result in a material adverse change, in or affecting the financial condition, results of operations, prospects, business, assets, loan portfolio, investments, properties or operations of Mitchell Bancorp and its subsidiaries considered as one enterprise.

         (b) Other than as Previously Disclosed, since June 30, 1997, and other than in the ordinary course of its business, neither Mitchell Bancorp, Mitchell Savings nor the Subsidiary has incurred any material liability or engaged in any material transaction or entered into any material agreement, increased the salaries, compensation or general benefits payable to its employees, suffered any loss, destruction or damage to any of its properties or assets or entered into any material contract or lease.

         2.13. ABSENCE OF UNDISCLOSED LIABILITIES. To the best of the knowledge of management of Mitchell, neither Mitchell Bancorp, Mitchell Savings nor the Subsidiary has any liabilities or obligations, whether known or unknown, matured or unmatured, accrued, absolute, contingent or otherwise, whether due or to become due (including without limitation tax liabilities or unfunded liabilities under employee benefit plans or arrangements), other than (i) those reflected in Mitchell Financial Statements, or (ii) obligations or liabilities incurred in the ordinary course of their business since June 30, 1997, and which are not, individually or in the aggregate, material to Mitchell Bancorp and its subsidiaries considered as one enterprise.

         2.14. COMPLIANCE WITH EXISTING OBLIGATIONS. Mitchell Bancorp, Mitchell Savings and the Subsidiary each has performed in all material respects all obligations required to be performed by it under, and it is not in default in any material respect under, or in violation in any material respect of, the terms and conditions of its Articles of Incorporation or Bylaws, and/or any contract, agreement, lease, mortgage, note, bond, indenture, license, obligation, understanding or other undertaking (whether oral or written) to which Mitchell Bancorp, Mitchell Savings or the Subsidiary is bound or by which it, its business, capital stock, or any of its properties or assets may be affected.

         2.15. LITIGATION AND COMPLIANCE WITH LAW. (a) There are no actions, suits, arbitrations, controversies or other proceedings or investigations (or, to the best knowledge and belief of management of Mitchell, any facts or circumstances that reasonably could result in such), including without limitation any such action by any Regulatory Authority, which currently exists or is ongoing, pending or, to the best knowledge and belief of management of Mitchell, threatened, contemplated or probable of assertion, against, relating to or otherwise affecting Mitchell Bancorp, Mitchell Savings or the Subsidiary or any of their properties or assets that, if determined adversely, could result in liability on the part of Mitchell Bancorp, Mitchell Savings or the Subsidiary for, or subject it to, monetary damages, fines or penalties, an injunction, or that could have a material adverse effect on the financial condition, results of operations, prospects, business, assets, loan portfolio, investments, properties or operations of Mitchell Bancorp and its subsidiaries considered as one enterprise or on the ability of Mitchell Bancorp to consummate the Mergers.

         (b) Mitchell Bancorp, Mitchell Savings and the Subsidiary each has all licenses, permits, orders, authorizations or approvals ("Permits") of any federal, state, local or foreign governmental or regulatory body that are material to the conduct of its business or to own, lease and operate it properties. All such Permits are in full force and effect in all material respects. No violations are or have been recorded in respect of any such Permits. No proceeding is pending or, to the best knowledge of management of Mitchell, threatened or probable of assertion to suspend, cancel, revoke or limit any Permit.

         (c) Neither Mitchell Bancorp, Mitchell Savings nor the Subsidiary has been notified that it is subject to any supervisory agreement, enforcement order, writ, injunction, capital directive, supervisory directive,

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

memorandum of understanding or other similar agreement, order, directive, memorandum or consent of, with or issued by any Regulatory Authority relating to its financial condition, directors or officers, operations, capital, regulatory compliance or otherwise. There are no judgments, orders, stipulations, injunctions, decrees or awards against Mitchell Bancorp, Mitchell Savings or the Subsidiary that in any manner limit, restrict, regulate, enjoin or prohibit any present or past business or practice of Mitchell Bancorp, Mitchell Savings, or the Subsidiary. Neither Mitchell Bancorp, Mitchell Savings nor the Subsidiary has been advised or has any reason to believe that any Regulatory Authority or any court is contemplating, threatening or requesting the issuance of any such agreement, order, injunction, directive, memorandum, judgment, stipulation, decree or award.

         (d) Neither Mitchell Bancorp, Mitchell Savings nor the Subsidiary is in violation or default in any material respect under, and each has complied in all material respects with, all laws, statutes, ordinances, rules, regulations, orders, writs, injunctions or decrees of any court or federal, state, municipal or other Regulatory Authority having jurisdiction or authority over it or its business operations, properties or assets (including without limitation all provisions of North Carolina law relating to usury, the Consumer Credit Protection Act, and all other laws and regulations applicable to extensions of credit by Mitchell Savings) and there is no basis for any claim by any person or authority for compensation, reimbursement or damages or otherwise for any violation of any of the foregoing.

         2.16. REAL PROPERTIES. Mitchell has Previously Disclosed to First Western a listing of all real property owned or leased by Mitchell Bancorp, Mitchell Savings, or the Subsidiary (including Mitchell Savings' banking facility and all other real estate or foreclosed properties owned by Mitchell Savings) (the "Mitchell Real Property"). There are no leases pertaining to any such Mitchell Real Property to which Mitchell Bancorp, Mitchell Savings, or the Subsidiary is a party. With respect to all Mitchell Real Property, Mitchell has good and marketable fee simple title to such Mitchell Real Property and owns the same free and clear of all mortgages, liens, leases, encumbrances, title defects and exceptions to title other than (i) the lien of current taxes not yet due and payable, and (ii) such imperfections of title and restrictions, covenants and easements (including utility easements) that do not affect materially the value of the Mitchell Real Property and that do not affect materially detract from, interfere with or restrict the present or future use of the properties subject thereto or affected thereby.

         To the best of the knowledge and belief of management of Mitchell, the Mitchell Real Property complies in all material respects with all applicable federal, state and local laws, regulations, ordinances or orders of any governmental authority, including those relating to zoning, building and use permits, and the Mitchell Real Property may be used under applicable zoning ordinances for commercial banking facilities as a matter of right rather than as a conditional or nonconforming use.

         All improvements and fixtures included in or on the Mitchell Real Property are in good condition and repair, ordinary wear and tear excepted, and, to the best of the knowledge of management of Mitchell, there does not exist any condition that adversely affects the economic value thereof.

         2.17. LOANS, ACCOUNTS, NOTES AND OTHER RECEIVABLES. (a) All loans, accounts, notes, and other receivables reflected as assets on Mitchell Savings' books and records (i) have resulted from bona fide business transactions in the ordinary course of Mitchell Savings' operations, (ii) in all material respects were made in accordance with Mitchell Savings' standard loan policies and procedures, and (iii) are owned by Mitchell Savings free and clear of all liens, encumbrances, assignments, participation or repurchase agreements or other exceptions to title or to the ownership of collection rights of any other person or entity.

         (b) To the best knowledge of management of Mitchell, each loan reflected as an asset on Mitchell Savings' books, and each guaranty therefor, is the legal, valid and binding obligation of the obligor or guarantor thereon, and no defense, offset or counterclaim as been asserted with respect to any such loan or guaranty.


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

         (c) Mitchell has Previously Disclosed to First Western a listing of (i) each loan, extension of credit or other asset of Mitchell Savings which, as of June 30, 1998, is classified by the FDIC, the Administrator or by Mitchell Savings as "Loss," "Doubtful," "Substandard," or "Special Mention" (or otherwise by words of similar import), or which Mitchell Savings has designated as a special asset or for special handling or placed on any "watch list" because of concerns regarding the ultimate collectibility or deteriorating condition of such asset or any obligor or loan collateral therefor, and (ii) each loan or extension of credit of Mitchell Savings which, as of June 30, 1998, was past due as to the payment of principal and/or interest, or as to which any obligor thereon (including the borrower or any guarantor) otherwise was in default, is the subject of a proceeding in bankruptcy, or otherwise has indicated any inability or intention not to repay such loan or extension of credit. Each such listing is accurate and complete as of the date indicated.

         (d) To the best knowledge and belief of Mitchell's management, each of Mitchell Savings' loans and other extensions of credit (with the exception of those loans and extensions of credit specified in the written listings described in Subparagraph (c) above) is collectible in the ordinary course of Mitchell Savings' business in an amount that is not less than the amount at which it is carried on Mitchell Savings' books and records.

         (e) Mitchell's reserve for possible loan losses (the "Loan Loss Reserve") shown in the Mitchell Financial Statements has been established in conformity with GAAP and all applicable requirements of the FDIC and rules and policies of the Administrator and, in the best judgment of Mitchell's management, is reasonable in view of the size and character of Mitchell Savings' loan portfolio, current economic conditions and other relevant factors, and is adequate to provide for losses relating to or the risk of loss inherent in Mitchell Savings' loan portfolio and other real estate owned.

         2.18. SECURITIES PORTFOLIO AND INVESTMENTS. All securities owned by Mitchell Bancorp or Mitchell Savings (whether owned of record or beneficially) are held free and clear of all mortgages, liens, pledges, encumbrances or any other restriction or rights of any other person or entity, whether contractual or statutory, that would materially impair the ability of Mitchell Bancorp or Mitchell Savings to dispose freely of any such security and/or otherwise to realize the benefits of ownership thereof at any time (other than pledges of securities in the ordinary course of Mitchell Savings' business to secure public funds deposits). There are no voting trusts or other agreements or undertakings to which Mitchell Bancorp or Mitchell Savings is a party with respect to the voting of any such securities. There has been no material adverse change in the quality, or any material decrease in the value, of Mitchell Bancorp's or Mitchell Savings' securities portfolio.

         2.19. PERSONAL PROPERTY AND OTHER ASSETS. All assets of Mitchell Bancorp, Mitchell Savings and the Subsidiary (including without limitation all banking equipment, data processing equipment, vehicles, and all other personal property located in or used in the operation of the office of Mitchell Savings or otherwise used by Mitchell Bancorp or Mitchell Savings in the operation of its business) are owned by Mitchell Bancorp, Mitchell Savings or the Subsidiary, respectively, free and clear of all material liens, leases, encumbrances, title defects or exceptions to title. All Mitchell Savings' banking equipment is in good operating condition and repair, ordinary wear and tear excepted.

         2.20. ENVIRONMENTAL MATTERS. (a) Mitchell has Previously Disclosed to First Western copies of all written reports, correspondence, notices or other materials, if any, in its possession pertaining to environmental reports, surveys, assessments, notices of violation, notices of regulatory requirements, penalty assessments, claims, actions or proceedings, past or pending, of the Mitchell Real Property or any of its loan collateral and any improvements thereon, or to any violation of Environmental Laws (as defined below) on, affecting or otherwise involving the Mitchell Real Property, any loan collateral or otherwise involving Mitchell Bancorp, Mitchell Savings, or the Subsidiary.

         (b) To the best of the knowledge of management of Mitchell, there has been no presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, reporting, testing,

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

processing, emission, discharge, release, threatened release, control or clean-up in a reportable or regulated quantity of any hazardous, toxic or otherwise regulated materials, substances or wastes, chemical substances or mixtures, pesticides, pollutants, contaminants, toxic chemicals, oil or other petroleum products or byproducts, asbestos, ploychlorinated biphenyls, or radiation ("Hazardous Substances") by any person on, from or relating to any parcel of the Mitchell Real Property since the date Mitchell first acquired or occupied such parcel or, to the best of the knowledge and belief of management of Mitchell, at any time prior thereto.

         (c) To the best of the knowledge of management of Mitchell, neither Mitchell Bancorp, Mitchell Savings nor the Subsidiary has violated any Environmental Laws (as defined below), including, to the best knowledge of management of Mitchell, any violation with respect to or relating to any loan collateral, by any other person or entity for whose liability or obligation with respect to any particular matter or violation Mitchell Bancorp, Mitchell Savings or the Subsidiary is or may be responsible or liable.

         (d) Neither Mitchell Bancorp, Mitchell Savings nor the Subsidiary is subject to any pending claims, demands, causes of action, suits, proceedings, losses, damages, penalties, liabilities, obligations, costs or expenses of any kind and nature that arise out of, under or in connection with, or which result from or are based upon the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, reporting, testing, processing, emission, discharge, release, threatened release, control or clean-up of any Hazardous Substances on, from or relating to the Mitchell Real Property or, to the best knowledge or management of Mitchell, any loan collateral, by Mitchell Bancorp, Mitchell Savings, or the Subsidiary or any other person or entity.

         (e) To the best of the knowledge of management of Mitchell, no facts, events or conditions relating to the Mitchell Real Property or, to the best knowledge of management of Mitchell, any loan collateral, or the operations of Mitchell Bancorp or Mitchell Savings at any of its office locations, will prevent, hinder or limit continued compliance with Environmental Laws, or give rise to any investigatory, remedial or corrective actions, obligations or liabilities (whether accrued, absolute, contingent, unliquidated or otherwise) pursuant to Environmental Laws.

         2.22. ABSENCE OF BROKERAGE OR FINDERS COMMISSION. Other than as Previously Disclosed to First Western, all negotiations relative to this Agreement and the transactions described herein have been carried on by Mitchell directly with First Western. Other than as Previously Disclosed to First Western, no person or firm has been retained by or has acted on behalf of, pursuant to any agreement, arrangement or understanding with, or under the authority of, Mitchell or its Board of Directors, as a broker, finder, or agent or has performed similar functions or otherwise is or may be entitled to receive or claim a brokerage fee or other commission in connection with the transactions described herein. Mitchell has not agreed to pay any brokerage fee or other commission to any person or entity in connection with the transactions described herein.

         2.23. MATERIAL CONTRACTS AND COMMITMENTS. Other than as Previously Disclosed to First Western, neither Mitchell Bancorp, Mitchell Savings nor the Subsidiary is a party to or bound by any agreement (i) involving money or other property in an amount or with a value in excess of $50,000; (ii) which is not to be performed in full prior to December 31, 1998; (iii) which calls for the provision of goods or services to Mitchell Bancorp, Mitchell Savings, or the Subsidiary that cannot be terminated without material penalty upon written notice to the other party thereto; (iv) which is material to Mitchell Bancorp or Mitchell Savings and was not entered into in the ordinary course of business;
(v) which involves hedging, options or any similar trading activity, or interest rate exchanges or swaps; (vi) which commits Mitchell Bancorp, Mitchell Savings, or the Subsidiary to extend any loan or credit (with the exception of letters of credit, lines of credit and loan commitments extended in the ordinary course of Mitchell Savings' business); (vii) which involves the purchase or sale of any assets of Mitchell Bancorp, Mitchell Savings, or the Subsidiary, or the purchase, sale, issuance, redemption or transfer of any capital stock or other securities of Mitchell Bancorp, Mitchell Savings, or the Subsidiary; or (viii) with any director, officer or principal shareholder of Mitchell Bancorp, Mitchell Savings, or the Subsidiary (including without limitation any employment or consulting agreement, but not including any agreement relating to loans or other banking services which were made in the


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

ordinary course of Mitchell Savings' business and on substantially the same terms and conditions as were prevailing at that time for similar agreements with unrelated persons).

         Neither Mitchell Bancorp, Mitchell Savings nor the Subsidiary is in default in any material respect, and there has not occurred any event that with the lapse of time or the giving of notice, or both, would constitute such a default, under any contract, lease, insurance policy, commitment or arrangement to which it is a party or by which it or its property is or may be bound or affected or under which it or its property receives benefits, where the consequences of such default would have a material adverse effect on the financial condition, results of operations, prospects business, assets, loan portfolio, investments, properties or operations of Mitchell Bancorp and its subsidiaries considered as one enterprise.

         2.24. EMPLOYMENT MATTERS; EMPLOYEE RELATIONS. Mitchell Bancorp, Mitchell Savings and the Subsidiary each (a) has paid in full to or accrued on behalf of all its directors, officers and employees all wages, salaries, commissions, bonuses, fees and other direct compensation for all services performed by them to the date of this Agreement and (b) is in compliance with all federal,state and local laws, statutes, rules regulations with regard to employment and employment practices terms and conditions, and wages and hours and other compensation matters. No person has, to the knowledge of management of Mitchell, asserted that Mitchell Bancorp, Mitchell Savings, or the Subsidiary is liable in any amount for any arrearages in wages or employment taxes or for any penalties for failure to comply with any of the foregoing.

         There is no action, suit or proceeding by any person pending or, to the best knowledge of management of Mitchell, threatened, against Mitchell Bancorp, Mitchell Savings, or the Subsidiary (or any of their respective employees), involving employment discrimination, sexual harassment, wrongful discharge or similar claims.

         Neither Mitchell Bancorp, Mitchell Savings nor the Subsidiary is a party to or bound by any collective bargaining agreement with any of its employees, any labor union or any other collective bargaining unit or organization. There is no pending or, to the best of the knowledge of management of Mitchell, threatened labor dispute, work stoppage or strike involving Mitchell Bancorp, Mitchell Savings, or the Subsidiary and any of its employees, or any pending or, to the best of the knowledge of management of Mitchell, threatened proceeding in which it is asserted that Mitchell Bancorp, Mitchell Savings, or the Subsidiary is aware of any activity involving it or any of its employees seeking to certify a collective bargaining unit or engaging in any other labor organization activity.

         2.25. EMPLOYMENT AGREEMENTS; EMPLOYEE BENEFIT PLANS. (a) Other than as Previously Disclosed to First Western, neither Mitchell Bancorp, Mitchell Savings nor the Subsidiary is a party to or bound by any employment agreements with any of its directors, officers or employees.

         (b) Mitchell has Previously Disclosed to First Western a listing of all bonus, deferred compensation, pension, retirement, profit-sharing, thrift, savings, employee stock ownership, stock bonus, stock purchase, restricted stock and stock option plans; all employment and severance contacts; all medical, dental, health, and life insurance plans; all vacation, sickness, disability and death benefit plans; and all other employee benefit plans, contracts, or arrangements maintained or contributed to by Mitchell Bancorp, Mitchell Savings, or the Subsidiary for the benefit of any employees, former employees, directors, former directors or any of their beneficiaries (collectively, the "Plans"). True and complete copies of all Plans, including, but not limited to, any trust instruments and/or insurance contracts, if any, forming a part thereof, and all amendments thereto, previously have been supplied to First Western. Except as Previously Disclosed to First Western, neither Mitchell Bancorp, Mitchell Savings nor the Subsidiary maintains, sponsors, contributes to or otherwise participates in any "Employee Benefit Plan" within the meaning of ss. 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), any "Multiemployer Plan" within the meaning of ss. 3(37) of ERISA, or any "Multiple Employer Welfare Arrangement" within the meaning of ss. 3(40) of ERISA. Each Plan that is an "employee pension benefit plan" within the meaning of ss. 3(2) of ERISA and

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that is intended to be qualified under ss. 401(a) of the Code, has received a favorable determination letter from the Internal Revenue Service, and neither Mitchell Bancorp, Mitchell Savings nor the Subsidiary is aware of any circumstances reasonably likely to result in the revocation or denial of any such favorable determination letter. All reports and returns with respect to the Plans (and any Plans previously maintained by Mitchell Bancorp, Mitchell Savings, or the Subsidiary) required to be filed with any governmental department, agency, service or other authority, including without limitation Internal Revenue Service Form 5500 (Annual Report), have been properly and timely filed.

         (c) To the best of the knowledge of management of Mitchell, all "Employee Benefit Plans" maintained by or otherwise covering employees or former employees of Mitchell Bancorp, Mitchell Savings, or the Subsidiary, to the extent subject to ERISA, currently are, and at all times have been, in compliance with all material provisions and requirements of ERISA. There is no pending, or, to the best of the knowledge of management of Mitchell, threatened litigation relating to any Plan or any such Plan previously maintained by Mitchell Bancorp, Mitchell Savings, or the Subsidiary. Neither Mitchell Bancorp, Mitchell Savings nor the Subsidiary has engaged in a transaction with respect to any Plan that could subject Mitchell Bancorp, Mitchell Savings, or the Subsidiary to a tax or penalty imposed by either ss. 4975 of the Code, or ss. 502(i) of ERISA.

         (d) To the best of the knowledge of management of Mitchell, no liability under Subtitle C or D of Title IV of ERISA has been or, to the best of the knowledge of management of Mitchell, is expected to be incurred by Mitchell Bancorp, Mitchell Savings, or the Subsidiary with respect to any Plan or with respect to any other ongoing, frozen or terminated defined benefit pension plan currently or formerly maintained by Mitchell Bancorp, Mitchell Savings or the Subsidiary. Neither Mitchell Bancorp, Mitchell Savings nor the Subsidiary presently contributes to a "Multiemployer Plan" or has contributed to such a plan within the five years beginning July 1, 1993. All contributions required to be made under the terms of each of the Plans (including without limitation any other "pension plan" as defined in ss. 3(2) of ERISA) maintained by Mitchell Bancorp, Mitchell Savings, or the Subsidiary) have been timely made. No Plan nor any other "pension plan" maintained by Mitchell Bancorp, Mitchell Savings, or the Subsidiary has an "accumulated funding deficiency" (whether or not waived) within the meaning of ss. 412 of the Code or ss. 302 of ERISA. Neither Mitchell Bancorp, Mitchell Savings nor the Subsidiary has provided, or is required to provide, security to any "pension plan" or to any "single employer plan" pursuant to ss. 401(a) (29) of the Code. Under the Plans and any other "pension plan" maintained by Mitchell Bancorp, Mitchell Savings, or the Subsidiary, as of the last day of the most recent plan year ended prior to the date hereof, the actuarially determined present value of all "benefit liabilities," within the meaning of ss. 4001(a)(16) of ERISA (as determined on the basis of the actuarial assumptions contained in the Plan's most recent actuarial valuation) did not exceed the then current value of the assets of such Plan, and there has been no material change in the financial condition of any such Plan since the last day of the most recent Plan year.

         (e) Except as Previously Disclosed to First Western, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (except as otherwise specifically provided herein) (i) result in any payment to any person (including without limitation any severance compensation or payment, unemployment compensation, "golden parachute" or "change in control" payment, or otherwise) becoming due under any Plan or agreement to any director, officer, employee or consultant, (ii) increase any benefits otherwise payable under any Plan or agreement, or (iii) result in any acceleration of the time of payment or vesting of any such benefit.

         (f) Mitchell Bancorp and Mitchell Savings have no obligations for retiree health and life benefits under any Plan, except as Previously Disclosed to First Western.

         2.26. INSURANCE. Mitchell Bancorp, Mitchell Savings and the Subsidiary have in effect a "banker's blanket bond" and such other policies of general liability, casualty, directors and officers liability, employee fidelity, errors and omissions and other property and liability insurance as have been Previously Disclosed to First Western

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

(the "Mitchell Policies"). The Mitchell Policies provide coverage in such amounts and against such liabilities, casualties, losses, or risks as is customary or reasonable for entities engaged in Mitchell's businesses or as is required by applicable law or regulation. In the reasonable opinion of management of Mitchell, the insurance coverage provided under the policies is considered reasonable and adequate in all respects for Mitchell Bancorp, Mitchell Savings, and the Subsidiary. Each of the Mitchell Policies is in full force and effect and is valid and enforceable in accordance with its terms, and is underwritten by an insurer of recognized financial responsibility and which is qualified to transact business in North Carolina. Mitchell Bancorp, Mitchell Savings and the Subsidiary each has taken all requisite actions (including the giving of required notices) under each such Mitchell Policy in order to preserve all rights thereunder with respect to all matters. Neither Mitchell Bancorp, Mitchell Savings nor the Subsidiary is in default under the provisions of, has not received notice of cancellation or nonrenewal of or any premium increase on, or has any knowledge of any failure to pay any premium on or any inaccuracy in any application for any Mitchell Policy. There are no pending claims with respect to any Mitchell Policy (and neither Mitchell Bancorp, Mitchell Savings nor the Subsidiary is aware of any facts that would form the basis of any such claim), and neither Mitchell Bancorp, Mitchell Savings nor the Subsidiary has any knowledge of any state of facts or of the occurrence of any event that is reasonably likely to form the basis for any such claim.

         2.27. INSURANCE OF DEPOSITS. All deposits of Mitchell Savings are insured by the Savings Association Insurance Fund of the FDIC to the maximum extent permitted by law, all deposit insurance premiums due from Mitchell Savings to the FDIC have been paid in full in a timely fashion, and, to the best of the knowledge and belief of Mitchell's executive officers, no proceedings have been commenced or, to the best of the knowledge of management of Mitchell, are contemplated by the FDIC or otherwise to terminate such insurance.

         2.28. OBSTACLES TO REGULATORY APPROVAL, ACCOUNTING TREATMENT OR TAX TREATMENT. To the best of the knowledge and belief of management of Mitchell, there exists no fact or condition (including Mitchell Savings' record of compliance with the Community Reinvestment Act) relating to Mitchell Bancorp, Mitchell Savings or the Subsidiary that may reasonably be expected to (i) prevent or materially impede or delay First Western or Mitchell Bancorp from obtaining the regulatory approvals required in order to consummate the transactions described herein; or (ii) prevent the Mergers from qualifying to be a tax-free reorganization under Section 368(a) of the Code. If any such fact or condition becomes known to Mitchell, Mitchell shall promptly (and in any event within three days after obtaining such knowledge) communicate such fact or condition to First Western in the manner set forth in Paragraph 10.05 hereof.

         2.29. DISCLOSURE. To the best of the knowledge and belief of Mitchell, no written statement, certificate, schedule, list or other written information furnished by or on behalf of Mitchell Bancorp, Mitchell Savings, or the Subsidiary at any time to First Western in connection with this Agreement (including without limitation information "Previously Disclosed" by Mitchell), when considered as a whole, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. Each document delivered or to be delivered by Mitchell Bancorp, Mitchell Savings, or the Subsidiary to First Western is or will be a true and complete copy of such document, unmodified except by another document delivered by Mitchell.

          ARTICLE III. REPRESENTATIONS AND WARRANTIES OF FIRST WESTERN

         Except as otherwise specifically described herein or as "Previously Disclosed" (as defined in Paragraph 10.01 below) to Mitchell Bancorp, First Western hereby makes the following representations and warranties to Mitchell:

         3.01. ORGANIZATION; STANDING; POWER. First Western (i) is duly organized and incorporated, validly existing and in good standing (as a banking corporation) under the laws of North Carolina; (ii) has all requisite power and authority (corporate and other) to own its properties and conduct its businesses as now being conducted; (iii) is duly qualified to do business and is in good standing in each other jurisdiction in which the character of the properties

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owned or leased by it therein or in which the transaction of its business makes such qualification necessary, except where failure so to qualify would not have a material adverse effect on First Western; and (iv) is not transacting business, or operating any properties owned or leased by it, in violation of any provision of federal or state law or any rule or regulation promulgated thereunder, which violation would have a material adverse effect on First Western. First Western is an "insured depository institution" as defined in the Federal Deposit Insurance Act and applicable regulations thereunder. First Western is not a member of the FHLB of Atlanta or the Federal Reserve Bank of Richmond. First Western has no subsidiaries.

         3.02. CAPITAL STOCK. First Western's authorized capital stock consists of 5,000,000 shares of First Western Stock and 1,000,000 shares of preferred stock. As of the date of this Agreement, an aggregate of 727,419 shares of First Western Stock were issued and outstanding, and no shares of preferred stock were issued or outstanding. First Western's outstanding capital stock has been duly authorized and validly issued, and is fully paid and nonassessable, and the shares of First Western Stock issued to Mitchell's shareholders pursuant to this Agreement, when issued as described herein, will be duly authorized, validly issued, fully paid and nonassessable. As of the date of this Agreement, First Western has 145,484 shares of First Western Stock reserved for issuance under employee and director stock option plans pursuant to which options covering 128,034 shares of First Western Stock are outstanding. There are no other shares of capital stock or other equity securities of First Western outstanding and no outstanding rights with respect thereto. No person or entity is known to First Western to beneficially own, directly or indirectly, more than 5% of the outstanding shares of First Western Stock. First Western Stock is listed on the Electronic Bulletin Board of the NASD (the "Nasdaq Market") under the symbol "FWBN."

         3.03. AUTHORIZATION AND VALIDITY OF AGREEMENT. This Agreement has been duly and validly approved by First Western's Board of Directors and executed and delivered on First Western's behalf. Subject only to approval of this Agreement by the shareholders of First Western as described in Paragraph 7.01(c) below and required approvals of governmental or regulatory authorities described in Paragraph 7.01(a) below in the manner required by law, (i) First Western has the corporate power and authority to execute and deliver this Agreement and to perform its obligations and agreements and carry out the transactions described herein; (ii) all corporate proceedings required to be taken to authorized First Western to enter into this Agreement and to perform its obligations and agreements and carry out the transactions described herein have been duly and properly taken; and (iii) this Agreement constitutes the valid and binding agreement of First Western enforceable in accordance with its terms (except to the extent enforceability may be limited by (A) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect which affect creditors' rights generally, (B) by legal and equitable limitations on the availability of injunctive relief, specific performance and other equitable remedies, and (C) general principles of equity and applicable laws or court decisions limiting the enforceability of indemnification provisions).

         3.04. VALIDITY OF TRANSACTIONS; ABSENCE OF REQUIRED CONSENTS OR WAIVERS. Except where the same would not have a material adverse effect on First Western, neither the execution and delivery of this Agreement, nor the consummation of the transactions described herein, nor compliance by First Western with any of its obligations or agreements contained herein, will: (i) conflict with or result in a breach of the terms and conditions of, or constitute a default or violation under any provision of, First Western's Articles of Incorporation or Bylaws, or any contract, agreement, lease, mortgage, note, bond, indenture, license, or obligation or understanding (oral or written) to which it, its business, capital stock or any of is properties or assets may be affected; (ii) result in the creation or imposition of any lien, claim, interest, charge, restriction or encumbrance upon any of First Western's properties or assets; (iii) violate any applicable federal or state statute, law, rule or regulation, or any order, writ, injunction or decree of any court, administrative or regulatory agency or governmental body; (iv) result in the acceleration of any obligation or indebtedness of First Western; or, (v) interfere with or otherwise adversely affect First Western's ability to carry on its business as presently conducted.

         No consents, approvals or waivers are required to be obtained from any person or entity in connection with First Western's execution and delivery of this Agreement, or the performance of its obligations or agreements or the


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consummation of the transactions described herein, except for the approval of the shareholders of First Western as described in Paragraph 7.01(c) below and required approvals of governmental or regulatory authorities described in Paragraph 7.01(a) below.

         3.05. FIRST WESTERN BOOKS AND RECORDS. First Western's books of account and business records have been maintained in substantial compliance with all applicable legal and accounting requirements and in accordance with good business practices. Such books and records are complete and reflect accurately in all material respects ctive minute books of First Western accurately reflect in all material respects the corporate actions which their respective shareholders and board of directors, and all committees thereof, have taken during the time periods covered by such minute books. All such minute books have been or will be made available to Mitchell and its representatives.

         3.06. FIRST WESTERN REPORTS. Since January 1, 1998, and where the failure to file has had or could have a material adverse effect on First Western, First Western has filed all reports, registrations and statements, together with any amendments that were required to be made with respect thereto, that were required to be filed with any Regulatory Authorities having jurisdiction over First Western. All such reports and statements filed with the any Regulatory Authority are collectively referred to herein as the "First Western Reports." As of their respective dates, the First Western Reports complied in all material respects with all the statutes, rules and regulations enforced or promulgated by the Regulatory Authority with which they were filed and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. First Western has not been notified that any such First Western Reports were deficient in any material respect as to form or content. Following the date of this Agreement, First Western shall deliver to Mitchell Bancorp upon its request a copy of any report, registration, statement or other regulatory filing made by First Western with any Regulatory Authority.

         3.07. FIRST WESTERN FINANCIAL STATEMENTS. First Western has delivered to Mitchell Bancorp (i) a copy of First Western's balance sheet as of December 31, 1997, and its statement of income, changes in shareholders' equity, and cash flows for the year ended December 31, 1997 (the First Western Financial Statements"); and (ii) a copy of First Western's balance sheet as of June 30, 1998, and its statement of operations for the three months ended June 30, 1998 (the "First Western Interim Financial Statements"). The First Western Financial Statements were prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated and have been audited and certified by First Western's independent accountants, Deloitte & Touche, L.L.P., and both the First Western Financial Statements and the First Western Interim Financial Statements present fairly First Western's financial condition, assets and liabilities, results of operations, changes in stockholders' equity and changes in cash flows as of the dates and for the periods specified therein.

         3.08. ABSENCE OF MATERIAL ADVERSE CHANGES. Since December 31, 1997, there has been no material adverse change, and there has occurred no event or development and, to the best knowledge of management of First Western, there currently exists no condition or circumstances that, with the lapse of time or otherwise, may or could cause, create or result in a material adverse change, in or affecting First Western' financial condition or results of operations, or in its prospects, business, assets, loan portfolio, investments, properties or operations.

         3.09. ABSENCE OF UNDISCLOSED LIABILITIES. To the best of the knowledge of management of First Western, First Western does not have any liabilities or obligations, whether known or unknown, matured or unmatured, accrued, absolute, contingent or otherwise, whether due or to become due (including without limitation tax liabilities or unfunded liabilities under employee benefit plans or arrangements), other than (i) those reflected in First Western Interim Financial Statements, or (ii) obligations or liabilities incurred in the ordinary course of their business since June 30, 1998, and which are not, individually or in the aggregate, material to First Western.

         3.10. COMPLIANCE WITH EXISTING OBLIGATIONS. First Western has performed in all material respects all obligations required to be performed by it under, and it is not in default in any material respect under, or in violation

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

in any material respect of, the terms and conditions of its Articles of Incorporation or Bylaws, and/or any contract, agreement, lease, mortgage, note, bond, indenture, license, obligation, understanding or other undertaking (whether oral or written) to which First Western is bound or by which it, its business, capital stock, or any of its properties or assets may be affected.

         3.11. LITIGATION AND COMPLIANCE WITH LAW. (a) There are no actions, suits, arbitrations, controversies or other proceedings or investigations (or, to the best knowledge and belief of management of First Western, any facts or circumstances that reasonably could result in such), including without limitation any such action by any Regulatory Authority, which currently exists or is ongoing, pending or, to the best knowledge and belief of management of First Western, threatened, contemplated or probable of assertion, against, relating to or otherwise affecting First Western or any of its properties or assets that, if determined adversely, could result in liability on the part of First Western for, or subject it to, monetary damages, fines or penalties, an injunction, or that could have a material adverse change in or affecting First Western's financial condition or results of operations, or in its prospects, business, assets, loan portfolio, investments, properties or operations, or on the ability of First Western to consummate the Merger.

         (b) First Western has all licenses, permits, orders, authorizations or approvals ("Permits") of any federal, state, local or foreign governmental or regulatory body that are material to the conduct of its business or necessary to own, lease and operate its properties. All such Permits are in full force and effect. No violations are or have been recorded in respect of any such Permits. No proceeding is pending or, to the best knowledge of management of First Western, threatened or probable of assertion to suspend, cancel, revoke or limit any Permit.

         (c) First Western has not been notified that it is subject to any supervisory agreement, enforcement order, writ, injunction, capital directive, supervisory directive, memorandum of understanding or other similar agreement, order, directive, memorandum or consent of, with or issued by any Regulatory Authority relating to its financial condition, directors or officers, operations, capital, regulatory compliance or otherwise. There are no judgments, orders, stipulations, injunctions, decrees or awards against First Western that in any manner limit, restrict, regulate, enjoin or prohibit any present or past business or practice of First Western. First Western has not been advised or has any reason to believe that any Regulatory Authority or any court is contemplating, threatening or requesting the issuance of any such agreement, order, injunction, directive, memorandum, judgment, stipulation, decree or award.

         3.12. REAL PROPERTIES. First Western has Previously Disclosed to Mitchell a listing of all real property owned or leased by First Western (including First Western's banking facility and all other real estate or foreclosed properties owned by First Western) (the "First Western Real Property"). There are no leases pertaining to any such First Western Real Property to which First Western is a party. With respect to all First Western Real Property, First Western has good and marketable fee simple title to such First Western Real Property and owns the same free and clear of all mortgages, liens, leases, encumbrances, title defects and exceptions to title other than
(I) the lien of current taxes not yet due and payable, and (II) such imperfections of title and restrictions, covenants and easements (including utility easements) that do not affect materially the value of the First Western Real Property and that do not affect materially detract from, interfere with or restrict the present or future use of the properties subject thereto or affected thereby.

         To the best of the knowledge and belief of management of First Western, the First Western Real Property complies in all material respects with all applicable federal, state and local laws, regulations, ordinances or orders of any governmental authority, including those relating to zoning, building and use permits, and the First Western Real Property may be used under applicable zoning ordinances for commercial banking facilities as a matter of right rather than as a conditional or nonconforming use.


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


         All improvements and fixtures included in or on the First Western Real Property are in good condition and repair, ordinary wear and tear excepted, and, to the best of the knowledge of management of First Western, there does not exist any condition that adversely affects the economic value thereof.

         3.13. LOANS, ACCOUNTS, NOTES AND OTHER RECEIVABLES. (a) All loans, accounts, notes, and other receivables reflected as assets on First Western's books and records (i) have resulted from bona fide business transactions in the ordinary course of First Western's operations, (ii) in all material respects were made in accordance with First Western's standard loan policies and procedures, and (iii) are owned by First Western free and clear of all liens, encumbrances, assignments, participation or repurchase agreements or other exceptions to title or to the ownership of collection rights of any other person or entity.

         (b) To the best knowledge of management of First Western, each loan reflected as an asset on First Western's books, and each guaranty therefor, is the legal, valid and binding obligation of the obligor or guarantor thereon, and no defense, offset or counterclaim as been asserted with respect to any such loan or guaranty.

         (c) To the best knowledge and belief of First Western's management, each of First Western's loans and other extensions of credit is collectible in the ordinary course of First Western's business in an amount that is not less than the amount at which it is carried on First Western's books and records.

         (d) First Western's reserve for possible loan losses (the "Loan Loss Reserve") shown in the First Western Interim Financial Statements has been established in conformity with GAAP and all applicable requirements of the FDIC and rules and policies of the Commissioner and, in the best judgment of First Western's management, is reasonable in view of the size and character of First Western's loan portfolio, current economic conditions and other relevant factors, and is adequate to provide for losses relating to or the risk of loss inherent in First Western's loan portfolio and other real estate owned.

         3.14. SECURITIES PORTFOLIO AND INVESTMENTS. All securities owned by First Western (whether owned of record or beneficially) are held free and clear of all mortgages, liens, pledges, encumbrances or any other restriction or rights of any other person or entity, whether contractual or statutory, that would materially impair the ability of First Western to dispose freely of any such security and/or otherwise to realize the benefits of ownership thereof at any time (other than pledges of securities in the ordinary course of First Western's business to secure public funds deposits). There are no voting trusts or other agreements or undertakings to which First Western is a party with respect to the voting of any such securities. There has been no material adverse change in the quality, or any material decrease in the value, of First Western's securities portfolio.

         3.15. PERSONAL PROPERTY AND OTHER ASSETS. All assets of First Western (including without limitation all banking equipment, data processing equipment, vehicles, and all other personal property located in or used in the operation of the office of First Western or otherwise used by First Western in the operation of its business) are owned by First Western free and clear of all material liens, leases, encumbrances, title defects or exceptions to title. All First Western's banking equipment is in good operating condition and repair, ordinary wear and tear excepted.

         3.16. ENVIRONMENTAL MATTERS. (a) First Western has Previously Disclosed to all written reports, correspondence, notices or other materials, if any, in its possession pertaining to environmental reports, surveys, assessments, notices of violation, notices of regulatory requirements, penalty assessments, claims, actions or proceedings, past or pending, of the First Western Real Property or any of its loan collateral and any improvements thereon, or to any violation of Environmental Laws (as defined below) on, affecting or otherwise involving the First Western Real Property, any loan collateral or otherwise involving First Western.

         (b) To the best of the knowledge of management of First Western, there has been no presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, reporting, testing,

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


processing, emission, discharge, release, threatened release, control or clean-up in a reportable or regulated quantity of any hazardous, toxic or otherwise regulated materials, substances or wastes, chemical substances or mixtures, pesticides, pollutants, contaminants, toxic chemicals, oil or other petroleum products or byproducts, asbestos, ploychlorinated biphenyls, or radiation ("Hazardous Substances") by any person on, from or relating to any parcel of the First Western Real Property since the date First Western first acquired or occupied such parcel or, to the best of the knowledge and belief of management of First Western, at any time prior thereto.

         (c) To the best of the knowledge of management of First Western, First Western has not violated any Environmental Laws (as defined below), including, to the best knowledge of management of First Western, any violation with respect to or relating to any loan collateral, by any other person or entity for whose liability or obligation with respect to any particular matter or violation First Western is or may be responsible or liable.

         (d) First Western is not subject to any pending claims, demands, causes of action, suits, proceedings, losses, damages, penalties, liabilities, obligations, costs or expenses of any kind and nature that arise out of, under or in connection with, or which result from or are based upon the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, reporting, testing, processing, emission, discharge, release, threatened release, control or clean-up of any Hazardous Substances on, from or relating to the First Western Real Property or, to the best knowledge or management of First Western, any loan collateral, by First Western or any other person or entity.

         (e) To the best of the knowledge of management of First Western, no facts, events or conditions relating to the First Western Real Property or, to the best knowledge of management of First Western, any loan collateral, or the operations of First Western at any of its office locations, will prevent, hinder or limit continued compliance with Environmental Laws, or give rise to any investigatory, remedial or corrective actions, obligations or liabilities (whether accrued, absolute, contingent, unliquidated or otherwise) pursuant to Environmental Laws.

         3.17. ABSENCE OF BROKERAGE OR FINDERS COMMISSIONS. Other than as Previously Disclosed to Mitchell, all negotiations relative to this Agreement and the transactions described herein have been carried on by First Western directly with Mitchell. Other than as Previously Disclosed to Mitchell, no person or firm has been retained by or has acted on behalf of, pursuant to any agreement, arrangement or understanding with, or under the authority of, First Western, as a broker, finder or agent or has performed similar functions or otherwise is or may be entitled to receive or claim a brokerage fee or other commission in connection with the transactions described herein. First Western has not agreed to pay any brokerage fee or other commission to any person or entity in connection with the transactions described herein.

         3.18. INSURANCE. First Western has in effect a "banker's blanket bond" and such other policies of general liability, casualty, directors and officers liability, employee fidelity, errors and omissions and other property and liability insurance as have been Previously Disclosed to Mitchell (the "First Western Policies"). The First Western Policies provide coverage in such amounts and against such liabilities, casualties, losses, or risks as is customary or reasonable for entities engaged in First Western's businesses or as is required by applicable law or regulation. In the reasonable opinion of management of First Western, the insurance coverage provided under the policies is considered reasonable and adequate in all respects for First Western. Each of the First Western Policies is in full force and effect and is valid and enforceable in accordance with its terms, and is underwritten by an insurer of recognized financial responsibility and which is qualified to transact business in North Carolina. First Western has taken all requisite actions (including the giving of required notices) under each such First Western Policy in order to preserve all rights thereunder with respect to all matters. First Western is not in default under the provisions of, has not received notice of cancellation or nonrenewal of or any premium increase on, or has any knowledge of any failure to pay any premium on or any inaccuracy in any application for any First Western Policy. There are no pending claims with respect to any First Western Policy (and First Western is not aware of any facts that would form the basis of any such


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

claim), and First Western has no knowledge of any state of facts or of the occurrence of any event that is reasonably likely to form the basis for any such claim.

         3.19. INSURANCE OF DEPOSITS. All deposits of First Western are insured by the Bank Insurance Fund of the FDIC to the maximum extent permitted by law, all deposit insurance premiums due from First Western to the FDIC have been paid in full in a timely fashion, and, to the best of the knowledge and belief of First Western's executive officers, no proceedings have been commenced or, to the best of the knowledge of management of First Western, are contemplated by the FDIC or otherwise to terminate such insurance.

         3.20. OBSTACLES TO REGULATORY APPROVAL, ACCOUNTING TREATMENT OR TAX TREATMENT. To the best of the knowledge and belief of the executive officers of First Western, no fact or condition (including First Western's record of compliance with the Community Reinvestment Act) relating to First Western exists that may reasonably be expected to (i) prevent or materially impede or delay First Western or Mitchell from obtaining the regulatory approvals required in order to consummate the transactions described herein; or (ii) prevent the Mergers from qualifying to be a tax-free reorganization under Section 368(a) of the Code. If any such fact or condition becomes known to the executive officers of First Western, it promptly (and in any event within three days after obtaining such knowledge) shall communicate such fact or condition to Mitchell Bancorp in the manner set forth in Paragraph 10.05 hereof.

         3.21. DISCLOSURE. To the best of the knowledge and belief of First Western, no written statement, certificate, schedule, list or other written information furnished by or on behalf of First Western at any time to Mitchell Bancorp in connection with this Agreement (including without limitation information "Previously Disclosed" by First Western), when considered as a whole, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. Each document delivered or to be delivered by First Western to Mitchell Bancorp is or will be a true and complete copy of such document, unmodified except by another document delivered by First Western.

         3.22 AVAILABLE FUNDS. First Western will have available funds as of the Effective Time to satisfy its obligations under Article I of this Agreement.

                        ARTICLE IV. COVENANTS OF MITCHELL

         4.01. AFFIRMATIVE COVENANTS OF MITCHELL. Mitchell Bancorp hereby covenants and agrees as follows with First Western:

         (a) CONDUCT OF BUSINESS PRIOR TO EFFECTIVE TIME. While the parties recognize that the operation of Mitchell Bancorp, Mitchell Savings and the Subsidiary until the Effective Time is the responsibility of Mitchell Bancorp, Mitchell Savings and the Subsidiary and their respective Boards of Directors and officers, Mitchell Bancorp agrees that, between the date of this Agreement and the Effective Time, Mitchell Bancorp will carry on its business, and it will cause Mitchell Savings and the Subsidiary to each carry on its business, in and only in the regular and usual course in substantially the same manner as such business heretofore was conducted, and to the extent consistent with such business and within its ability to do so, Mitchell agrees that it will:

                  (i) preserve intact its present business organization, keep available its present officers and employees, and preserve its relationships with customers, depositors, creditors, correspondents, suppliers, and others having business relationships with it;

                  (ii) maintain all its properties and equipment in customary repair, order and condition, ordinary wear and tear excepted;


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

                  (iii) maintain its books of account and records in the usual, regular and ordinary manner in accordance with sound business practices applied on a consistent basis;

                  (iv) comply in all material respects with all laws, rules and regulations applicable to it, its properties and to the conduct of its business;

                  (v) continue to maintain in force insurance such as is described in Paragraph 2.26 above; will not modify any bonds or policies of insurance in effect as of the date hereof unless the same, as modified, provides substantially equivalent coverage; and, will not cancel, allow to be terminated or, to the extent available, fail to renew, any such bond or policy of insurance unless the same is replaced with a bond or policy providing substantially equivalent coverage; and,

                  (vi) promptly provide to First Western such information about Mitchell Bancorp, Mitchell Savings and the Subsidiary and their financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties or operations, as they reasonably shall request.

         (b) PERIODIC INFORMATION REGARDING LOANS. All new extension of credit in excess of $100,000 will be submitted by Mitchell Savings to First Western on an after-the-fact basis for First Western's review within ten (10) business days of the date of the extension of credit.

         Additionally, Mitchell Savings agrees to make available and provide to First Western the following information with respect to Mitchell Savings' loans and other extensions of credit (such assets herein referred to as "Loans") as of June 30, 1998, and each month thereafter until the Effective Time, such information for each month to be in form and substance as is usual and customary in the conduct of Mitchell Savings' business and to be furnished within twenty
(20) days of the end of each month ending after the date hereof:

                  (i) a list of Loans past due for sixty (60) days or more as to principal or interest;

                  (ii)  a list of Loans in non-accrual status;

                  (iii) a list of all foreclosed real property or other real estate owned and all repossessed personal property;

                  (iv) a list of any actual or threatened litigation by or against Mitchell Savings pertaining to any Loans or credits, which list shall contain a description of the circumstance surrounding such litigation, its present status and management's evaluation of such litigation.

         (c) NOTICE OF CERTAIN CHANGES OR EVENTS. Following the execution of this Agreement and up to the Effective Time, Mitchell Bancorp promptly will notify First Western in writing of and provide to it such information as it shall request regarding (i) any material adverse change in its, Mitchell Savings' or the Subsidiary's financial condition, results of operations, prospects, business, assets, loan portfolio, investments, properties or operations, or of the actual of prospective occurrence of any condition or event that, with the lapse of time or otherwise, may or could cause, create or result in any such material adverse change; or (ii) the actual or prospective existence or occurrence of any condition or event that, with the lapse of time or otherwise, has caused or may or could cause any statement, representation or warranty of Mitchell Bancorp herein, or its Disclosure Schedule, to be or become inaccurate, misleading or incomplete, or that has resulted or may or could cause, create or result in the breach or violation of any of Mitchell Bancorp's covenants or agreements contained herein or in the failure of any of the conditions described in Paragraphs 7.01 or 7.03 below.


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

         (d) ACCRUALS FOR LOAN LOSS RESERVE AND EXPENSES. After receipt of shareholder approval as contemplated by Paragraph 7.01(c), the receipt of the approval of the Regulatory Authorities as contemplated by Paragraph 7.01(a), and the receipt of written confirmation from First Western that it is not aware of any fact or circumstance that would prevent consummation of the Mergers, Mitchell Bancorp will cooperate with First Western and make such appropriate accounting entries in its or Mitchell Savings' books and records and take such other actions as First Western shall in its sole discretion, deem to be necessary or desirable in anticipation of the Mergers, including without limitation additional provisions to Mitchell Savings' Loan Loss Reserve or accruals or the creation of reserves for employee benefit and Merger-related expenses; provided, however, that such action is not prohibited by GAAP or any applicable law or regulation; and, provided further, that such action by Mitchell shall not be deemed a breach of any provision of this Agreement.

         (e) FURTHER ACTION; INSTRUMENTS OF TRANSFER, ETC. Mitchell Bancorp covenants and agrees with First Western that it and Mitchell Savings each (i) will use its best efforts in good faith to take or cause to be taken all action required of it hereunder as promptly as practicable so as to permit the consummation of the transactions described herein at the earliest possible date;
(ii) shall perform all acts and execute and deliver to First Western all documents or instruments required herein or as otherwise shall be reasonably necessary or useful to or request by either of them in consummation such transactions; and, (iii) will cooperate with First Western in every way in carrying out, and will pursue diligently the expeditious completion of, such transactions. Mitchell Bancorp further covenants that it will use its best efforts in good faith to take or cause to be taken all action that may be required of it for First Western to obtain approval for the First Western Stock to be listed on the Nasdaq SmallCap Market pursuant to Nasdaq Marketplace Rule 4330(f) or otherwise ("First Western Listing") and will use its best efforts in good faith to obtain commitments from its current market makers or other market makers to support the First Western Listing.

         4.02. NEGATIVE COVENANTS OF MITCHELL. Mitchell Bancorp hereby covenants and agrees that, between the date hereof and the Effective Time, Mitchell Bancorp will not do any of the following things or take any of the following actions without the prior written consent and authorization of the President of First Western:

         (a) AMENDMENTS TO ARTICLES OF INCORPORATION OF BYLAWS. Neither Mitchell Bancorp, Mitchell Savings nor the Subsidiary will amend its Articles of Incorporation or Bylaws except as may be required by applicable law or regulation.

         (b) CHANGE IN CAPITAL STOCK. Neither Mitchell Bancorp, Mitchell Savings nor the Subsidiary will (I) make any change in its authorized capital stock, or create any other or additional authorized capital stock or other securities; or
(II) issue, sell, purchase, redeem, retire, other securities, other than the issuance of shares upon the exercise of stock options that are outstanding as of the date of this Agreement or upon the vesting of shares previously granted under the MRDP (including securities convertible into capital stock), or enter into any agreement or understanding with respect to any such action.

         (c) OPTIONS, WARRANTS AND RIGHTS. Neither Mitchell Bancorp, Mitchell Savings nor the Subsidiary will grant or issue any options, warrants, calls, puts or other rights of any kind relating to the purchase, redemption or conversion of shares of its capital stock or any other securities (including securities convertible into captiously stock) or enter into any agreement or understanding with respect to any such action.

         (d) DIVIDENDS. Mitchell Bancorp will not declare or pay any dividends or make any other distributions on or in respect of any shares of its capital stock or otherwise to its shareholders. However, to the extent permitted by applicable law and regulations, during August 1998, Mitchell Bancorp may pay its customary semi-annual cash dividend of $0.20 per share on the outstanding shares of Mitchell Stock. If the Mergers are not consummated prior to the February 1999 record date for Mitchell Bancorp's regular semi-annual cash dividend, then, prior to the Effective Time, Mitchell shall be permitted to declare and pay a cash dividend of $0.20 per share on the outstanding shares of Mitchell Stock.

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

         (e) EMPLOYMENT, BENEFIT OR RETIREMENT AGREEMENTS OR PLANS. Except as required by law, neither Mitchell Bancorp nor Mitchell Savings will (i) enter into or become bound by any contract, agreement or commitment for the employment or compensation of any officer, employee or consultant that is not immediately terminable by Mitchell Bancorp, Mitchell Savings, or the Subsidiary without cost or other liability on no more than thirty (30) days' notice; (ii) adopt, enter into or become bound by any new or additional profit-sharing, incentive, change in control or "golden parachute," stock option, stock purchase, pensions, retirement, insurance (hospitalization, life of other) or similar contract, agreement, commitment, understanding, plan or arrangement (whether formal or informal) with respect to or which provides for benefits for any of its current or former directors, officers, employees or consultants; or (iii) enter into or become bound by any contract with or commitment to any labor or trade union association or any collective bargaining group.

         (f) INCREASE IN COMPENSATION; ADDITIONAL COMPENSATION. Except as otherwise provided herein, neither Mitchell Bancorp nor Mitchell Savings will increase the compensation or benefits of, or pay any bonus or other special or additional compensation to, any of its directors, officers, employees or consultants. Notwithstanding anything contained herein to the contrary, this Paragraph shall not prohibit annual merit increases in the salaries of its employees or other payments made to employees or directors in connection with existing compensation or benefit plans so long as such increases or payments are effected at such times and in such manner and amounts as shall be consistent with Mitchell Bancorp's and Mitchell Savings' past compensation policies and practices, and in the case of payments made pursuant to compensation or benefit plans, consistent with the terms of those plans.

         (g) ACCOUNTING PRACTICES. Neither Mitchell Bancorp, Mitchell Savings nor the Subsidiary will make any changes in its accounting methods, practices or procedures or in depreciation or amortization policies, schedules or rates heretofore applied (except as required by generally accepted accounting principles or governmental regulations).

         (h) ACQUISITIONS; ADDITIONAL BRANCH OFFICES. Neither Mitchell Bancorp, Mitchell Savings nor the Subsidiary will directly or indirectly (i) acquire or merge with, or acquire any branch or all or any significant part of the assets of, any other person or entity, (ii) open any new branch office, or (iii) enter into or become bound by any contract, agreement, commitment or letter of intent relating to, or otherwise take or agree to take any action in furtherance of, any such transaction or the opening of a new branch office.

         (i) CHANGES IN BUSINESS PRACTICES. Except as may be required by any Regulatory Authority or as shall be required by applicable law, regulation or this Agreement, neither Mitchell Bancorp nor Mitchell Savings will (i) change in any material respect the nature of its business or the manner in which it conducts its business; (ii) discontinue any material portion or line of its business; (iii) change in any material respect its lending, investment, asset-liability management or other material banking or businesses policies (except to the extent required by Paragraph 4.01(b) above); or (iv) take any action to cause the Subsidiary to become an active corporation.

         (j) EXCLUSIVE MERGER AGREEMENT. Neither Mitchell Bancorp, Mitchell Savings nor the Subsidiary will, directly or indirectly, through any person (i) encourage, solicit or attempt to initiate or procure discussions, negotiations or offers with or from any person or entity (other than First Western) relating to a merger or other acquisition of any Mitchell Stock, Mitchell Savings Stock, or Subsidiary Stock, or the purchase or acquisition of any Mitchell Stock, Mitchell Savings Stock, or Subsidiary Stock, any branch office of Mitchell Savings or all or any significant part of Mitchell Bancorp's, Mitchell Savings' or the Subsidiary's assets; or provide assistance to any person in connection with any such offer; (ii) disclose to any person or entity any information not customarily disclosed to the public concerning Mitchell Bancorp, Mitchell Savings, or the Subsidiary, or their business, or afford to any other person or entity access to its properties, facilities, books or records, except as required in the reasonable opinion of Mitchell by the fiduciary duties of the Board of Directors of Mitchell Bancorp and/or Mitchell Savings under applicable law; (iii) sell or transfer any branch office of Mitchell Savings or all or any significant part of Mitchell Bancorp's, Mitchell Savings' or the Subsidiary's assets to any other person or entity; or (iv) enter into or become


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

bound by any contract, agreement, commitment or letter of intent relating to, or otherwise take or agree to take any action in furtherance of, any such transaction First Western, except as required in the reasonable opinion of Mitchell by the fiduciary duties of the Board of Directors of Mitchell Bancorp and/or Mitchell Savings under applicable law. Mitchell Bancorp shall instruct its officers, directors, agents, advisors and affiliates to refrain from doing any of the foregoing. Mitchell Bancorp shall notify First Western immediately if any such inquiries or proposals are received by, or any such negotiations or discussions are sought to be initiated with it (including the identity of the person making such inquiry or proposal) and advise First Western of any developments with respect to such inquiry or proposal immediately upon the occurrence thereof.

         (k) ACQUISITION OR DISPOSITION OF ASSETS. Neither Mitchell Bancorp nor Mitchell Savings will:

                  (i) sell or lease (as lessor), or enter into or become bound by any contract, agreement, option or commitment relating to the sale, lease (as lessor), or enter into or become bound by any contract, agreement, option or commitment relating to the sale, lease (as lessor) or other disposition of any equipment or any other fixed or capital asset (other than real estate ) having a value on Mitchell Bancorp's or Mitchell Savings' books or a fair market value, whichever is greater, of more than $10,000 for any individual item or asset, or more than $25,000 in the aggregate for all such items or assets;

                  (ii) purchase or lease (as lessee), or enter into or become bound by any contract, agreement, option or commitment relating to the purchase, lease ( as lessee) or other acquisition of any real property; or purchase or lease (as lessee), or enter into or become bound by any contract, agreement, option or commitment relating to the purchase, lease (as lessee) or other acquisition of any equipment or any other fixed assets (other than real estate) having a purchase price, or involving aggregate lease payments, in excess of $10,000 for any individual item or asset, or more than $25,000 in the aggregate for all such items or assets;

                  (iii) enter into any purchase commitment for supplies or services that calls for prices of goods or fees for services materially higher than current market prices or fees for services materially higher than current market prices or fees or that obligates Mitchell Bancorp or Mitchell Savings for a period longer than 12 months;

                  (v) sell or dispose of, or enter into or become bound by any contract, agreement, option or commitment relating to the sale or other disposition of, any other asset of Mitchell Bancorp, Mitchell Savings, or the Subsidiary (whether tangible or intangible, and including without limitation any trade name, copyright, service mark or intellectual property right or license) or assign its rights to or otherwise give any other person its permission or consent to use of or do business under Mitchell Bancorp's, Mitchell Savings' or the Subsidiary's corporate name or any name similar thereto; or release, transfer or waive any license or right granted to it by any other person to use any trademark, trade name, copyright or intellectual property right.

         (l) DEBT; LIABILITIES. Except in the ordinary course of its business consistent with its past practices, neither Mitchell Bancorp, Mitchell Savings nor the Subsidiary will (i) enter into or become bound by any promissory notes, loan agreement or other agreement or arrangement pertaining to its borrowing of money; (ii) assume, guarantee, endorse or otherwise become responsible or liable for any obligation of any other person or entity; or (iii) incur any other liability or obligation (absolute or contingent).

         (m) LIENS; ENCUMBRANCES. Neither Mitchell Bancorp, Mitchell Savings nor the Subsidiary will mortgage, pledge or subject any of its assets to, or permit any of its assets to become or (except as Previously Disclosed) remain subject to, any lien or any other encumbrance (other than in the ordinary course of business consistent with its past practices in connection with securing of public funds deposits).


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

         (n) WAIVER OF RIGHTS. Neither Mitchell Bancorp, Mitchell Savings nor the Subsidiary will waive, release or compromise any material rights in its favor (except in the ordinary course of business) except in good faith for fair value in money or money's work, nor waive, release or compromise any rights against or with respect to any of its officers, directors or shareholders or members of families of officers, directors or shareholders.

         (o) OTHER CONTRACTS. Neither Mitchell Bancorp, Mitchell Savings nor the Subsidiary will enter into or become bound by any contracts, agreement, commitments or understanding (other than those described elsewhere in this Paragraph) (i) for or with respect to any charitable contributions; (ii) with any governmental or regulatory agency or authority; (iii) pursuant to which Mitchell Bancorp, Mitchell Savings, or the Subsidiary would assume, guarantee, endorse or otherwise become liable for the debt, liability or obligation of any other person; or (iv) which is entered into other than in the ordinary course of business, and would obligate or commit Mitchell Bancorp, Mitchell Savings, or the Subsidiary to make expenditures of more than $10,000 (other than contracts, agreements, commitments of understanding entered into the ordinary course of Mitchell's lending operations).

         (p) ADVERSE ACTIONS. Mitchell Bancorp shall not (i) take any action that would, or is reasonably likely to, prevent or impede the Mergers from qualifying as a reorganization within the meaning of Section 368(a) of the Code; or (ii) take any action that is intended or would be reasonably likely to result in (A) any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect at any time prior to the Effective Time, (B) any of the conditions to the Mergers set forth in the Agreement not being satisfied or (C) a material violation of any provision of this Agreement except, in every case, as may be required by applicable law.

         4.03. NO RIGHTS TRIGGERED. Mitchell Bancorp shall take all necessary steps to ensure that the entering into of this Agreement and the consummation of the transactions contemplated hereby (including without limitation the Mergers) and any other action or combination of actions, or any other transactions contemplated hereby do not and will not (i) result in the grant of any rights to any person under the Articles of Incorporation or Bylaws of the Mitchell Bancorp, Mitchell Savings or the Subsidiary or under any agreement to which Mitchell Bancorp, Mitchell Savings or the Subsidiary is a party, or (ii) restrict or impair in any way the ability of First Western to exercise the rights granted hereunder.


                      ARTICLE V. COVENANTS OF FIRST WESTERN

         First Western hereby covenants to Mitchell Bancorp, that:

         5.01. BEST EFFORTS. Subject to the terms and conditions of this Agreement, it shall use its best efforts in good faith to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable laws, so as to permit consummation of the Mergers on the Effective Date and to otherwise enable consummation of the transactions contemplated hereby and shall cooperate fully with Mitchell Bancorp to that end.

         5.02 FILING OF APPLICATIONS. First Western shall promptly file all applications for regulatory approval that are required in connection with this transaction as soon as practicable after the date of this Agreement after giving Mitchell and its counsel a reasonable opportunity to review and comment on such applications.

         5.03. SHARES. First Western shall take such corporate action as is necessary to authorize the issuance of the additional shares of First Western Stock to be issued as the Stock Consideration and use its best efforts to have the Stock Consideration listed on the Nasdaq Market as of the Effective Time.

         5.04. CONDUCT OF FIRST WESTERN PRIOR TO THE EFFECTIVE TIME. Except as expressly provided in this Agreement, as agreed to by Mitchell Bancorp, or as required by applicable law, rules or regulations, during the period

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

from the date of this Agreement to the Effective Time, First Western shall (i) take no action that would adversely affect or delay the ability of First Western or Mitchell Bancorp to obtain any necessary approvals, consents or waivers of any governmental authority required for the transactions contemplated hereby or to perform its covenants and agreements on a timely basis under this Agreement;
(ii) take no action that could reasonably be expected to have a material adverse effect on First Western; and (iii) continue to conduct its business consistent with past practices.

         5.05. NOTICE OF CERTAIN CHANGES OR EVENTS. Following the execution of this Agreement and up to the Effective Time, First Western promptly will notify Mitchell Bancorp in writing of and provide to it such information as it shall reasonably request regarding (i) any material adverse change in its financial condition, results of operations, prospects, business, assets, loan portfolio, investments, properties or operations, or of the actual of prospective occurrence of any condition or event that, with the lapse of time or otherwise, may of could cause, create or result in any such material adverse change; or
(ii) the actual or prospective existence or occurrence of any condition or event that, with the lapse of time or otherwise, has caused or may or could cause any statement, representation or warranty of First Western herein, or its Disclosure Schedule, to be or become inaccurate, misleading or incomplete, or that has resulted or may or could cause, create or result in the breach or violation of any of First Western's covenants or agreements contained herein or in the failure of any of the conditions described in Paragraphs 7.01 or 7.02 below.

         5.06 FURTHER ACTION. First Western covenants and agrees with Mitchell that it (i) will use its best efforts in good faith to take or cause to be taken all action required of it hereunder as promptly as practicable so as to permit the consummation of the transactions described herein at the earliest possible date; and, (ii) will cooperate with Mitchell in every way in carrying out, and will pursue diligently the expeditious completion of, such transactions.

         5.07. NEGATIVE COVENANTS OF FIRST WESTERN. First Western hereby covenants and agrees that, between the date hereof and the Effective Time, First Western will not do any of the following things or take any of the following actions without the prior written consent and authorization of the President of Mitchell Bancorp:

         (a) AMENDMENTS TO ARTICLES OF INCORPORATION OF BYLAWS. First Western will not amend its Articles of Incorporation or Bylaws except as may be required by applicable law or regulation.

         (b) CHANGE IN CAPITAL STOCK. First Western will not (i) make any change in its authorized capital stock, or create any other or additional authorized capital stock or other securities; or (ii) issue, sell, purchase, redeem, retire, other securities, other than the issuance of shares upon the exercise of stock options that are outstanding as of the date of this Agreement (including securities convertible into capital stock), or enter into any agreement or understanding with respect to any such action.

         (c) OPTIONS, WARRANTS AND RIGHTS. First Western will not grant or issue any options, warrants, calls, puts or other rights of any kind relating to the purchase, redemption or conversion of shares of its capital stock or any other securities (including securities convertible into captiously stock) or enter into any agreement or understanding with respect to any such action.

         (d) DIVIDENDS. First Western will not declare or pay any dividends or make any other distributions on or in respect of any shares of its capital stock or otherwise to its shareholders.

         (e) ACCOUNTING PRACTICES. First Western will not make any changes in its accounting methods, practices or procedures or in depreciation or amortization policies, schedules or rates heretofore applied (except as required by generally accepted accounting principles or governmental regulations).

         (f) CHANGES IN BUSINESS PRACTICES. Except as may be required by any Regulatory Authority or as shall be required by applicable law, regulation or this Agreement, First Western will not (i) change in any material respect the nature of its business or the manner in which it conducts its business; (ii) discontinue any material portion or line of its business; or (iii) change in any material respect its lending, investment, asset-liability management or other material banking or businesses policies.


                          ARTICLE VI. MUTUAL AGREEMENTS

         6.01. SHAREHOLDERS' MEETINGS; REGISTRATION STATEMENT; JOINT PROXY STATEMENT.

         (a) MEETINGS OF SHAREHOLDERS. Mitchell Bancorp and First Western shall each cause a meeting of their respective shareholders (the "Mitchell Meeting" and the "First Western Meeting," respectively, or the "Shareholder Meetings," collectively, which may be a regular annual meeting or a specially called meeting) to be held as soon as reasonably possible following the mailing to shareholders of the "Joint Proxy Statement" and the "Offering Circular" described below or, without First Western's approval, no later than January 31,
1999) for the purpose of Mitchell Bancorp's and First Western 's shareholders voting on the approval of the Agreement and the Mergers. In connection with the call and conduct of and all other matters relating to the Shareholder Meetings (including the solicitation of proxies), Mitchell Bancorp and First Western each shall fully comply with all provisions of applicable law and regulations and with its Articles of Incorporation and By-laws.

         (b) PREPARATION AND DISTRIBUTION OF JOINT PROXY STATEMENT. First Western and Mitchell Bancorp jointly will prepare a "Joint Proxy Statement" for distribution to both First Western's and Mitchell Bancorp's shareholders as the joint proxy statement relating to both corporations' solicitation of proxies for use at the Shareholder Meetings. The Joint Proxy Statement shall be in such form and shall contain or be accompanied by such information regarding the Shareholder Meetings, this Agreement, the parties hereto, the Mergers and other transactions described herein as is required by applicable law and regulations and otherwise as shall be agreed upon by First Western and Mitchell Bancorp. Each party hereto will cooperate with the other in good faith and will use its best efforts to cause the Joint Proxy Statement to comply with any comments of the SEC and FDIC thereon.

         First Western and Mitchell Bancorp will mail the Joint Proxy Statement to their shareholders, and the Offering Circular (as defined below) to the Shareholders, not less than 20 days prior to the scheduled date of the Shareholder Meetings; provided, however, that no such materials shall be mailed to any shareholders unless and until First Western shall have determined to its own satisfaction that the conditions specified in Paragraph 7.03(h) below have been satisfied and shall have approved such mailing.

         (c) REGISTRATION STATEMENT AND "BLUE SKY" APPROVALS. As soon as practicable following the execution of this Agreement, First Western will prepare an offering circular (the "Offering Circular") covering the First Western Stock to be issued to the Shareholders pursuant to this Agreement. Additionally, First Western shall take all such other actions, if any, as shall be required by applicable state securities or "blue sky" laws (i) to cause the First Western Stock to be issued upon consummation of the Mergers, at the time of the issuance thereof, to be duly qualified or registered (unless exempt under such laws); (ii) to cause all conditions to any exemptions from qualification or registration under such laws to have been satisfied; and (iii) to obtain any and all required approvals or consents to the issuance of such stock.

         (d) RECOMMENDATION OF MITCHELL'S BOARD OF DIRECTORS. Unless, due to a material change in circumstances or for any other reason, Mitchell Bancorp's Board of Directors reasonably believes that such a recommendation would violate the directors' duties or obligations as such to Mitchell Bancorp or to the Shareholders, Mitchell Bancorp's Board of Directors will recommend to and actively encourage the Shareholders that they vote their shares of Mitchell Stock at the Mitchell Meeting to ratify and approve this Agreement and the Mergers, and the Joint Proxy Statement mailed to the Shareholders will so indicate and state that Mitchell Bancorp's Board of Directors considers the Mergers to be advisable as in the best interests of Mitchell Bancorp and the Shareholders.

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

         (e) INFORMATION FOR JOINT PROXY STATEMENT AND OFFERING CIRCULAR. First Western and Mitchell Bancorp each agrees to respond promptly, and to use its best efforts to cause its directors, officers, accountants and affiliates to respond promptly to requests by the other party and its counsel for information for inclusion in the various applications for regulatory approvals and in the Joint Proxy Statement and the Offering Circular. First Western and Mitchell Bancorp each hereby covenants with the other that none of the information provided by it for inclusion in the Joint Proxy Statement and the Offering Circular will, at the time of its mailing to their shareholders, contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not false or misleading. At all times following such mailing up to and including the Effective Time, none of such information contained in the Joint Proxy Statement and the Offering Circular, as it may be amended or supplemented, will contain an untrue statement of a material fact or omit any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not false or misleading.

         6.02. SHARES. First Western and Mitchell shall use their best efforts to have the First Western Stock listed on the Nasdaq SmallCap Market as of the Effective Time.

         6.03. ACCESS. Following the date of this Agreement and to and including the Effective Time, Mitchell Bancorp shall provide First Western, and First Western shall provide to Mitchell Bancorp, and their respective employees, accountants, financial advisors, and counsel, access to all its books, records, files and other information (whether maintained electronically or otherwise), to all their respective properties and facilities, and to all their respective employees, accountants, counsel and consultants, for purposes of the conduct of such reasonable investigation and review as they shall, in their sole discretion, consider to be necessary or appropriate; provided, however, that any such review shall be performed in such manner as will not interfere unreasonably with the other party's normal operations, or with the other party's relationships with its customers or employees, and shall be conducted in accordance with procedures established by the parties having due regard for the foregoing. No investigation pursuant to this Paragraph shall affect or be deemed to modify or waive any representation or warranty made or the conditions to the obligations to consummate the transactions contemplated by this Agreement.

         6.04. COSTS. Subject to the provisions of Paragraph 8.03 below, and whether or not this Agreement shall be terminated or the Mergers shall be consummated, Mitchell Bancorp and First Western each shall pay its own legal, accounting and financial advisory fees and all its other costs and expenses incurred or to be incurred in connection with the execution and performance of its obligations under this Agreement or otherwise in connection with this Agreement and the transactions described herein (including without limitation all accounting fees, financial advisory fees, legal fees, filing fees, printing costs, and travel expenses). However, subject to the provisions of Paragraph
8.03 below, all costs incurred in connection with the printing and mailing of the Joint Proxy Statement and the Offering Circular shall be paid fifty percent (50%) by Mitchell Bancorp and fifty percent (50%) by First Western.

         6.05. ANNOUNCEMENTS. Mitchell Bancorp and First Western each agrees that no person other than the parties to this Agreement is authorized to make any public announcements or statements about this Agreement or any of the transactions described herein, and that, without the prior review and consent of the others (which consent shall not unreasonably be denied or delayed), no party hereto may make any public announcement, statement or disclosure as to the terms and conditions of this Agreement or the transactions described herein, except for such disclosures as may be required incidental to obtaining the prior approval of any Regulatory Authority to the consummation of the transactions described herein. However, notwithstanding anything contained herein to the contrary, prior review and consent shall not be required if in the good faith opinion of either counsel to First Western or counsel to Mitchell, any such disclosure by First Western or Mitchell, respectively, is required by law or otherwise is prudent.

         6.06. ENVIRONMENTAL STUDIES. At its option First Western may cause to be conducted within sixty (60) days of the date of this Agreement a Phase I environmental assessments of the Mitchell Real Property or the loan collateral, or any portion thereof, together with such other studies, testing and intrusive sampling and analyses as First

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

Western shall deem necessary or desirable (collectively, the "Environmental Survey"). The costs of the Environmental Survey shall be paid by exclusively First Western.

         6.07. EMPLOYEES; SEVERANCE PAYMENTS; EMPLOYEE BENEFITS. (a) EMPLOYMENT AGREEMENTS. Provided she remains employed by Mitchell Bancorp at the Effective Time in her current position, First Western shall enter into a consulting agreement with Emma Lee M. Wilson as of the Effective Time which shall contain substantially the same terms and conditions and be in substantially the same form as is attached as Exhibit 6.07(a) to this Agreement.

         (b) EMPLOYMENT OF OTHER MITCHELL EMPLOYEES. Provided they remain employed by Mitchell Savings at the Effective Time, First Western will locate suitable positions for and offer employment to all other employees of Mitchell Savings ("Mitchell Employees") for at least one year at an office of First Western located within a reasonable commuting distance from their respective job locations at the Effective Time. Any employment so offered by First Western to a Mitchell Employee shall be in such a position and at such location within First Western's system as First Western shall determine in its sole discretion. The employment so offered by First Western shall be at such compensation as that of the Mitchell Employee at the Effective Time. Nothing in this Agreement shall be deemed to constitute an employment agreement with any such person or to restrict First Western's right to terminate the employment of any such person at any time for cause. Cause shall mean the failure to observe the employment policies of First Western in the sole determination of First Western. In the event that a Mitchell Employee is terminated by First Western without such cause within twelve months after the Effective Time, such Mitchell Employee shall be paid a severance payment by the First Western equal to two weeks' compensation for each full year of employment at Mitchell Savings and First Western, not to exceed a maximum of 26 weeks' compensation.

         (c) EMPLOYEE BENEFITS. Except as otherwise provided herein, all Mitchell Employees shall be entitled to receive all employee benefits and to participate in all benefit plans provided by First Western on the same basis (including costs) and subject to the same eligibility and vesting requirements, and to the same conditions, restrictions and limitations, as generally are in effect and applicable to other newly hired employees of First Western. However, each Mitchell Employee shall be given credit for his or her full years of service with Mitchell Savings for purposes of entitlement to vacation and sick leave and for purposes of eligibility and vesting under any First Western employee benefit plans. There shall be no exclusion from coverage under the First Western health insurance plan as a result of pre-existing conditions to the extent such conditions were covered under any health insurance plan maintained by Mitchell Savings prior to the Effective Time.

         The number of days of vacation and sick leave, respectively, which shall be available to any Mitchell Employee during 1998 as an employee of First Western shall be reduced by the number of days of vacation or sick leave used by such Mitchell Employee during 1998 prior to the Effective Time as an employee of Mitchell, and, except as provide below, the Mitchell Employee shall not be entitled to any credit with First Western for unused vacation leave, sick leave or other paid leave from Mitchell for 1997 or years prior thereto.

         (e) OTHER AGREEMENTS. Prior to the Effective Time, Mitchell Bancorp will terminate the Mitchell Savings employment, supplemental executive retirement and executive medical benefit agreements ("Benefit Agreements") and pay the present value of such accrued benefits to the participants under the Benefit Agreements in accordance with Exhibit 6.07(e) as adjusted at the Closing Date by reason of Section 280G of the Code; provided, however, in no event shall First Western be obligated to make any payment or provide any benefits whatsoever to any officer or employee of Mitchell Savings under any circumstance in which such payments or benefits, whether due under the Benefit Agreements or otherwise, are or will not be deductible by First Western by reason of Section 280G of the Code. First Western further agrees that, prior to the Effective Time, Section 4A(f) of the employment agreements between Mitchell Savings and Edward Ballew, Jr. and Emma Lee M. Wilson, respectively, shall be amended to provide that in the event, the payments and benefits to be provided to an officer in the event of a change in control of Mitchell Savings shall, in the aggregate, constitute a parachute payment within the meaning of Section 280G(b)(2) of the Code, the payments or and benefits to provided to the officer under the employment agreement shall be reduced to the extent necessary to avoid treatment as a parachute payment. First Western further agrees to pay the present value of the accrued benefits to the participants under Mitchell's Directors Retirement Plan.

         (f) EMPLOYEE STOCK OWNERSHIP PLAN. Prior to the Effective Time, Mitchell Savings shall terminate the Mitchell Savings Bank Employee Stock Ownership Plan ("ESOP") by proper action of the Board of Directors of Mitchell Savings. At or as soon as administratively practicable after the Effective Time, the ESOP shall apply such cash (or convert to cash a sufficient number of shares of First Western Stock) as may be received by the ESOP with respect to unallocated shares of Mitchell Stock held by the ESOP at the Effective Time to the repayment in full of the outstanding ESOP indebtedness to Mitchell Bancorp (or its successor in interest). Any surplus of cash and/or Mitchell Stock remaining after repayment of such indebtedness shall be allocated to the accounts of ESOP participants (and, if required, to the accounts of former participants or their beneficiaries) in proportion to their account balances at the Effective Time.

         (g) PENSION PLAN. Prior to the Effective Time, Mitchell Savings shall, at the election of First Western, either terminate or freeze benefits under the Mitchell Savings Bank defined benefit pension plan ("Pension Plan") by proper action of the Board of Directors of Mitchell Savings in accordance with the terms of the Pension Plan and the requirements of ERISA and the Code.

         (h) STOCK PLANS. First Western acknowledges that the Mergers constitute a change in control for purposes of Mitchell Bancorp's MRDP and Stock Option Plan and that all outstanding awards thereunder, totaling 25,086 shares of Mitchell Stock under the MRDP and stock options for 54,877 shares of Mitchell Stock shall be fully vested as a result of the Mergers and entitled to be exchanged for the Merger Consideration.

         6.08. CONFIDENTIALITY. First Western and Mitchell Bancorp each agrees that it and their respective agents, attorneys and accountants will treat as confidential and not disclose to any unauthorized person any documents or other information obtained from or learned about the other during the course of the negotiation of this Agreement and the carrying out of the events and transactions described herein (including any information obtained during the course of any due diligence investigation or review provided for herein or otherwise) and which documents or other information relates in any way to the business, operations, personnel, customers or financial condition of such other party; and, that it will not use any such documents or other information for any purpose except for the purposes for which such documents and information were provided herein. However, the above obligations of confidentiality shall not prohibit the disclosure of any such document or information by any party to this Agreement to the extent (i) such document or information is then available generally to the public or is already known to the person or entity to whom disclosure is proposed to be made (other than through the previous actions of such party in violation of this Paragraph); (ii) such document or information was available to the disclosing party on a nonconfidential basis prior to the same being obtained pursuant to this Agreement; (iii) disclosure is required by subpoena or order of a court or regulatory authority of competent jurisdiction, or by the SEC or Regulatory Authorities in connection with the transactions described herein; or (iv) to the extent that, in the reasonable opinion of legal counsel to such party, disclosure otherwise is required by law.

         In the event this Agreement is terminated for any reason, then each of the parties hereto immediately shall return to the other party all copies of any and all documents or other written materials or information of or relating to such other party that were obtained from them during the course of the negotiation of this Agreement and the carrying out of the events and transactions described herein (whether during the course of any due diligence investigation or review provided for herein or otherwise) and which documents or other information relates in any way to the business, operations, personnel, customers or financial condition of such other party.

         The parties' obligations of confidentiality under this Paragraph shall survive and remain in effect following any termination of this Agreement.

         6.09. TAX-FREE REORGANIZATION. First Western and Mitchell Bancorp each undertakes and agrees to use its best efforts to cause the Mergers to qualify as a tax-free "reorganization" within the meaning of Section 368(a) of the Code, and that it will not intentionally take any action that would cause the Mergers to fail to so qualify.

         6.10. DIRECTORS' AND OFFICERS' LIABILITY INSURANCE. First Western shall use its best efforts to maintain Mitchell Bancorp's existing directors' and officers' liability insurance policy (or a policy similar to Mitchell Bancorp's existing policy providing comparable coverage on terms no less favorable) past the Effective Time for a period of six years covering persons who are currently covered by such policy; provided that First Western shall no make aggregate payments in respect of such policy (or replacement policy) which exceeds $30,000. Following the Closing Date, First Western shall take no action to terminate prematurely such policy.

         6.11 SURVIVAL. If First Western or any of its successors or assigns (a) shall consolidate with or merge into any other corporation or entity and shall not be the continuing or surviving corporation or entity in such consolidation or merger or (b) shall transfer all or substantially all of its properties and assets to any individual, corporation or other entity, then and in each such case, proper provisions shall be made so that the successors and assigns or First Western shall assume all of the obligations set forth in Sections 6.10 and 9.01.


                   ARTICLE VII. CONDITIONS PRECEDENT TO MERGER

         7.01. CONDITIONS TO ALL PARTIES' OBLIGATIONS. Notwithstanding any other provision of this Agreement to the contrary, the obligations of each of the parties to this Agreement to consummate the transactions described herein shall be conditioned upon the satisfaction of each of the following conditions precedent on or prior to the Closing Date:

         (a) APPROVAL BY GOVERNMENTAL OR REGULATORY AUTHORITIES. The Mergers and other transactions described herein shall have been approved, to the extent required by law, by the FDIC, the Commissioner and the North Carolina State Banking Commission, the Administrator, and by all other Regulatory Authorities having jurisdiction over such transactions. No governmental or regulatory agency or authority shall have withdrawn its approval of such transactions or imposed any condition on such transactions or conditioned its approval thereof, which condition is reasonably deemed by First Western to be materially disadvantageous or burdensome or to impact so adversely the economic or business benefits of this Agreement to First Western as to render it inadvisable for it to consummate the Mergers. All waiting periods required following necessary approvals by any Regulatory Authorities shall have expired, and, in the case of the waiting period following approval by the FDIC, no unwithdrawn objection to the Mergers shall have been raised by the U.S. Department of Justice. All other consents, approvals and permissions, and the satisfaction of all of the requirements prescribed by law or regulation, necessary to the carrying out of the transactions contemplated herein shall have been procured.

         (b) ADVERSE PROCEEDINGS, INJUNCTIONS, ETC. There shall not be (i) any order, decree or injunction of any court or agency of competent jurisdiction that enjoins or prohibits the Mergers or any of the other transactions described herein or any of the parties hereto from consummating any such transaction; (ii) any pending or threatened investigation of the Mergers or any of such other transactions by the U.S. Department of Justice, or any actual or threatened litigation under federal antitrust laws relating to the Mergers or any other such transaction; or (iii) any suit, action or proceeding by any person (including any Regulatory Authority), pending or threatened before any court or governmental agency, in which it is sought to restrain or prohibit Mitchell or First Western from consummating the Mergers or carrying out any of the terms or provisions of this Agreement; or (iv) any other suit, claim, action or proceeding pending or threatened against Mitchell or First Western or any of their officers or directors that shall reasonably be considered by Mitchell Bancorp or First Western to be materially burdensome in relation to the proposed Mergers or materially adverse in relation to the financial condition of either such corporation, and that has not been dismissed, terminated or resolved to the satisfaction of all parties hereto within ninety (90) days of the institution or threat thereof.

         (c) APPROVAL BY BOARDS OF DIRECTORS AND SHAREHOLDERS. The Boards of Directors of Mitchell Bancorp and First Western shall have duly approved and adopted this Agreement by appropriate resolutions, and the shareholders of Mitchell Bancorp and First Western shall have duly approved, ratified and confirmed this Agreement, all to the extent required by and in accordance with the provisions of this Agreement, applicable law, and applicable provisions of their respective Articles of Incorporation and By-Laws.

         (d) TAX OPINION. First Western and Mitchell Bancorp shall have received, in form and substance satisfactory to them, an opinion of Deloitte & Touche L.L.P. substantially to the effect that: (i) for federal income tax purposes, consummation of the Mergers will constitute a "reorganization" as defined in ss. 368(a)(1)(A) of the Code; and (ii) that no taxable gain will be recognized by a shareholder of Mitchell Bancorp upon such shareholder's receipt of the Merger Consideration in exchange for his or her Mitchell Stock, except to the extent cash is received. In rendering its opinion, DeLoitte & Touche L.L.P. may rely on representations contained in certificates of officers of First Western and Mitchell Bancorp.

         (e) NO TERMINATION. This Agreement shall not have been terminated by any party hereto.

         (f) CONSULTING AGREEMENT. The consulting agreement described in Paragraph 6.07 above shall have been executed by the parties hereto.

         (g) NASDAQ SMALLCAP LISTING. The First Western Stock shall have been approved for listing on the Nasdaq SmallCap Market as of the Effective Time.

         7.02. ADDITIONAL CONDITIONS TO MITCHELL'S OBLIGATIONS. Notwithstanding any other provision of this Agreement to the contrary, Mitchell Bancorp's separate obligation to consummate the transactions described herein shall be conditioned upon the satisfaction of each of the following conditions precedent on or prior to the Closing Date:

         (a) MATERIAL ADVERSE CHANGE. There shall not have been any material adverse change in the financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties or operations of First Western, and there shall not have occurred any event or development and there shall not exist any condition or circumstance that, with the lapse of time or otherwise, may or could cause, create or result in any such material adverse change.

         (b) COMPLIANCE WITH LAWS. First Western shall have complied in all material respects with all federal and state laws and regulations applicable to the transactions described herein and where the violation of or failure to comply with any such law or regulation could or may have a material adverse effect on the financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties or operations of First Western.

         (c) FIRST WESTERN'S REPRESENTATIONS AND WARRANTIES AND PERFORMANCE OF AGREEMENTS; OFFICERS' CERTIFICATE. Unless waived in writing by Mitchell Bancorp as provided in Paragraph 10.03 below, each of the representations and warranties of First Western contained in this Agreement shall have been true and correct as of the date hereof and shall remain true and correct on and as of the Effective Time with the same force and effect as though made on and as of such date, except (i) for changes that do not, in the aggregate, have a material adverse effect on the financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties or operations of First Western; and (ii) as otherwise contemplated by this Agreement. First Western shall have performed in all material respects all its obligations, covenants and agreements hereunder to be performed by it on or before the Closing Date.

         Mitchell Bancorp shall have received a certificate dated as of the Closing Date and executed by First Western and its President and Chief Financial Officer to the foregoing effect.

         (d) LEGAL OPINION OF FIRST WESTERN COUNSEL. Mitchell Bancorp shall have received from The Sanford Holshouser Law Firm PLLC, General Counsel of First Western, a written opinion dated as of the Closing Date and substantially in the form of Exhibit 7.02 attached hereto or otherwise in form and substance reasonably satisfactory to Mitchell Savings.

         (e) OTHER DOCUMENTS AND INFORMATION FROM FIRST WESTERN. First Western shall have provided to Mitchell Bancorp correct and complete copies of its Bylaws, Articles of Incorporation and Board resolutions (all certified by its Secretary), together with certificates of the incumbency of its officers and such other closing documents and information as may be reasonably requested by Mitchell Bancorp or its counsel.

         (f) FAIRNESS OPINION. Mitchell Bancorp shall have received from RP Financial a written opinion (the "Fairness Opinion"), dated as of a date preceding the mailing of the Joint Proxy Statement to its shareholders in connection with the Mitchell Meeting, to the effect that the terms of the Mergers are fair, from a financial point of view, to Mitchell Bancorp and the Shareholders. RP Financial shall have delivered a letter to Mitchell Bancorp, dated as of a date within five days preceding the Closing Date, to the effect that it remains RP Financial's opinion that the terms of the Mergers are fair, from a financial point of view, to Mitchell Bancorp and the Shareholders.

         (g) ARTICLES OF MERGER; OTHER ACTIONS. Articles of Merger in the form described in Paragraph 1.05 above shall have been duly executed and delivered by First Western as provided in that Paragraph.

         (h) ACCEPTANCE BY MITCHELL'S COUNSEL. The form and substance of all legal matters described herein or related to the transactions contemplated herein shall be reasonably acceptable to Mitchell Bancorp's legal counsel.

         (i) CASH MERGER CONSIDERATION. First Western shall have provided Mitchell with satisfactory evidence of its ability to pay the Cash Merger Consideration and that the Cash Merger Consideration has been deposited with the Exchange Agent.

         7.03. ADDITIONAL CONDITIONS TO FIRST WESTERN'S OBLIGATIONS. Notwithstanding any other provision of this Agreement to the contrary, First Western's separate obligations to consummate the transactions described herein shall be conditioned upon the satisfaction of each of the following conditions precedent on or prior to the Closing Date:

         (a) MATERIAL ADVERSE CHANGE. There shall not have occurred any event or development the effect of which would constitute a material adverse effect on Mitchell.

         (b) COMPLIANCE WITH LAWS; ADVERSE PROCEEDINGS, INJUNCTION, ETC. Mitchell Bancorp and its subsidiaries shall have complied in all material respects with all federal and state laws and regulations applicable to the transactions described herein and where the violation of or failure to comply with any such law or regulation could or may have a material adverse effect on the financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties or operations of Mitchell Bancorp and its subsidiaries considered as one enterprise.

         (c) MITCHELL'S REPRESENTATIONS AND WARRANTIES AND PERFORMANCE OF AGREEMENTS; OFFICERS' CERTIFICATE. Unless waived in writing by First Western as provided in Paragraph 10.03 below, each of the representations and warranties of Mitchell Bancorp and its subsidiaries contained in this Agreement shall have been true and correct as of the date hereof and shall remain true and correct on and as of the Effective Time with the same force and effect as though made on and as of such date, except (i) for changes that are not, in the aggregate, materially adverse to the financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties or operations of Mitchell Bancorp and its subsidiaries considered as one enterprise, and (ii) as otherwise contemplated by this Agreement. Mitchell Bancorp shall have performed in all material respects all its obligations, covenants and agreements hereunder to be performed by it on or before the Closing Date.

         First Western shall have received a certificate dated as of the Closing Date and executed by Mitchell Bancorp and its President and Chief Financial Officer to the foregoing effect and as to such other matters as may be reasonably requested by First Western.

         (d) LEGAL OPINION OF MITCHELL COUNSEL. First Western shall have received from Mitchell Bancorp's special counsel, Breyer & Aguggia LLP, a written opinion, dated as of the Closing Date and substantially in the form of
Exhibit 7.03 attached hereto or otherwise in form and substance reasonably satisfactory to First Western.

         (e) OTHER DOCUMENTS AND INFORMATION FROM MITCHELL. Mitchell Bancorp shall have provided to First Western correct and complete copies of Mitchell Bancorp's Articles of Incorporation, Bylaws and board and shareholder resolutions (all certified by Mitchell's Bancorp's Secretary), together with certificates of the incumbency of Mitchell Bancorp's officers and such other closing documents and information as may be reasonably requested by First Western or its counsel.

         (f) FAIRNESS OPINION. First Western shall have received from The Carson Medlin Company ("Carson Medlin") a written opinion (the "Fairness Opinion"), dated as of a date preceding the mailing of the Joint Proxy Statement to its shareholders in connection with the First Western Meeting, to the effect that the terms of the Mergers are fair, from a financial point of view, to First Western and its shareholders; and, Carson Medlin shall have delivered a letter to First Western, dated as of a date within five days preceding the Closing Date, to the effect that it remains Carson Medlin's opinion that the terms of the Mergers are fair, from a financial point of view, to First Western and its shareholders.

         (g) ACCEPTANCE BY FIRST WESTERN'S COUNSEL. The form and substance of all legal matters described herein or related to the transactions contemplated herein shall be reasonably acceptable to First Western's legal counsel.

         (h) COMPLIANCE WITH SECURITIES AND OTHER "BLUE SKY" REQUIREMENTS. First Western shall have taken all such other actions, if any, as it shall consider to be required by applicable state securities laws (i) to cause the First Western Stock to be issued upon consummation of the Mergers, at the time of the issuance thereof, to be duly qualified or registered (unless exempt) under such laws,
(ii) to cause all conditions to any exemptions from qualification or registration under such laws to have been satisfied, and (iii) to obtain any and all required approvals or consents with respect to the issuance of such stock, and any such required approvals or consents shall have been obtained and shall remain in effect.

         (i) ARTICLES OF MERGER; OTHER ACTIONS. Articles of Merger in the form described in Paragraph 1.05. above shall have been duly executed and delivered by Mitchell Bancorp as provided in that Paragraph.


                  ARTICLES VIII. TERMINATION; BREACH; REMEDIES

         8.01. MUTUAL TERMINATION. At any time prior to the Effective Time (and whether before or after approval hereof by the shareholders of Mitchell Bancorp), this Agreement may be terminated by the mutual agreement of First Western and Mitchell Bancorp. Upon any such mutual termination, all obligations of Mitchell Bancorp and First Western hereunder shall terminate and each party shall pay costs and expenses as provided in Paragraph 6.04 above.

     8.02 UNILATERAL TERMINATION. This Agreement may be terminated by either First Western or Mitchell Bancorp (whether before or after approval hereof by Mitchell Bancorp's shareholders) upon written notice to the other party and under the circumstances described below.

     (a) TERMINATION BY FIRST WESTERN. This Agreement may be terminated by First Western by action of its Board of Directors:

       (I) if Mitchell Bancorp shall have violated or failed to fully perform any of its obligations, covenants or agreements contained in Articles IV or VI herein in any material respect;

       (II) if First Western determines at any time that any of Mitchell Bancorp's or its subsidiaries' representations or warranties contained in
     Article II or in any other certificate or writing delivered pursuant to this Agreement shall have been false or misleading in any material respect when made, or that there has occurred any event or development or that there exists any condition or circumstance that has caused or, with the lapse of time or otherwise, may or could cause any such representations or warranties to become false or misleading in any material respect; or

       (III) if any of the conditions of the obligations of First Western (as set forth in Paragraph 7.01. or 7.03. above) shall not have been satisfied or effectively waived in writing by First Western, of if the Mergers shall not have become effective on or before March 31, 1999, unless such date is extended as evidenced by the written mutual agreement of the parties hereto.

     However, before First Western may terminate this Agreement for any of the reasons specified above in (i) or (ii) of this Paragraph, it shall give written notice to Mitchell Bancorp as provided herein stating its intent to terminate and a description of the specific breach, default, violation or other condition giving rise to its right to so terminate, and, such termination by First Western shall not become effective if, within thirty (30) days following the giving of such notice, Mitchell Bancorp shall cure such breach, default or violation or satisfy such condition to the reasonable satisfaction of First Western.

     (b) TERMINATION BY MITCHELL BANCORP. This Agreement may be terminated by Mitchell Bancorp by action of its Board of Directors:

       (I) if First Western shall have violated or failed to fully perform any of its respective obligations, covenants or agreements contained in Article V or VI herein in any material respect;

       (II) if Mitchell Bancorp determines that any of First Western's representations and warranties contained in Article III herein or in any other certificate or writing delivered pursuant to this Agreement shall have been false or misleading in any material respect when made, or that there has occurred any event or development or that there exists any condition or circumstance that has caused or, with the lapse of time or otherwise, may or could cause any such representations or warranties to become false or misleading in any material respect;

       (III) if any of the conditions of the obligations of Mitchell Bancorp (as set forth in Paragraph 7.01. or 7.02. above) shall not have been satisfied or effectively waived in writing by Mitchell Bancorp, or if the Mergers shall not have become effective on or before March 31, 1999, unless such date is extended as evidenced by the written mutual agreement of the parties hereto.

     However, before Mitchell Bancorp may terminate this Agreement for any of the reasons specified above in clause (i) or (ii) of this Paragraph, it shall give written notice to First Western as provided herein stating its intent to terminate and a description of the specific breach, default, violation or other condition giving rise to its right to so terminate, and, such termination by Mitchell Bancorp shall not become effective if, within thirty (30) days following the giving of such notice, First Western shall cure such breach, default or violation or satisfy such condition the reasonable satisfaction of Mitchell Bancorp.

     (c) EXTENSION OF EXPIRATION DATE. Except as otherwise shall be agreed between the parties, in the event First Western and Mitchell Bancorp mutually shall agree to extend the March 31, 1999 expiration date, then, notwithstanding anything contained in this Agreement to the contrary and to the extent permitted by applicable law and regulations, during the period beginning March 31, 1999, and ending at the Effective Time, Mitchell Bancorp shall be permitted to declare and pay semi-annual cash dividends to its shareholders in amounts not to exceed $0.20 per share on the outstanding shares of Mitchell Stock in accordance with its past practices.

     8.03 BREACH; REMEDIES. Except as otherwise provided below, in the event of a breach by Mitchell Bancorp of any of its representations or warranties contained in Article II of this Agreement, or in the event of its failure to perform or violation of any of its obligations, agreements or covenants contained in Articles IV or VI of this Agreement, then First Western's sole right and remedy shall be to terminate this Agreement prior to the Effective Time as provided in Paragraph 8.02 above, or, in the case of a failure to perform or violation of any obligations, agreements or covenants, to seek performance thereof. In the event of any such termination of this Agreement by First Western, then Mitchell Bancorp shall be obligated to pay First Western liquidated damages of $250,000.

     Likewise, and except as otherwise provided below, in the event of a breach by First Western of any of its representations or warranties contained in
Article III of this Agreement, or in the event of its failure to perform or violation of any of its obligations, agreements or covenants contained in Articles V or VI of this Agreement, then Mitchell Bancorp's sole right and remedy shall be to terminate this Agreement prior to the Effective Time as provided in Paragraph 8.02 above, or, in the case of a failure to perform or violation of any obligations, agreements or covenants, to seek specific performance thereof. In the event of any such termination of this Agreement by Mitchell Bancorp, then First Western shall be obligated to pay Mitchell Bancorp liquidated damages of $250,000.

     Notwithstanding anything contained herein to the contrary, if any party to this Agreement breaches this Agreement by wilfully or intentionally failing to perform or violating any of its obligations, agreements or covenants contained in Articles IV, V or VI of this Agreement, such party shall be obligated to pay all expenses of the other party described in Paragraph 6.04, together with other damages recoverable at law or in equity.

                          ARTICLE IX. INDEMNIFICATION

     9.01. INDEMNIFICATION. First Western covenants and agrees that it will cause each person who is an officer or director of Mitchell Bancorp or Mitchell Savings (an "Indemnitee") at the Effective Time to be indemnified for any costs and expenses (including reasonable attorney's fees), judgments, fines, losses, claims, damages or liabilities (collectively, "Costs") arising out of such person's services as an officer or director of Mitchell Bancorp or Mitchell Savings to the fullest extent to which such Indemnitee is entitled under the Article of Incorporation and Bylaws of Mitchell Bancorp and Mitchell Savings in effect on the date hereof (except that this provision shall not be construed so as to cause First Western to violate applicable law). First Western, upon request of such Indemnitee, shall advance expenses in connection with such indemnification. The provisions of this Paragraph 9.01 shall survive the Closing and shall be enforceable directly by each officer and director of Mitchell Bancorp or Mitchell Savings benefitted by this Paragraph 9.01.

     9.02. PROCEDURE FOR CLAIMING INDEMNIFICATION. Any Indemnitee, upon learning of such claims or liabilities, shall promptly notify First Western thereof; provided, that the failure so to notify shall not affect the obligations of First Western hereunder unless such failure materially increases First Western's liability hereunder. In the event of any litigation giving rise to a claim hereunder, (I) First Western shall have the right to assume the defense thereof, if it so elects, and First Western shall pay all reasonable fees and expenses of counsel for the Indemnitees promptly as statements therefor are received; provided, however, that First Western shall be obligated pursuant to this Paragraph to pay for only one firm of counsel for all Indemnitees in any jurisdiction for any single action, suit or proceeding or any group of actions, suits or proceedings arising out of or related to a common body of fact; (ii) the Indemnitees shall cooperate in the defense of any such matter; (iii) First Western shall not be liable for any settlement effected without its prior written consent; and (iv) First Western shall have no obligation hereunder in the event a federal banking agency or a court of competent jurisdiction shall ultimately determine, and such determination shall have become final and nonappealable, that indemnification of an Indemnitee in the manner contemplated hereby is prohibited by applicable law.


                      ARTICLE X. MISCELLANEOUS PROVISIONS

     10.01. DEFINITIONS. Any term defined anywhere in this Agreement shall have the meaning ascribed to it for all purposes of this Agreement (unless expressly noted to the contrary). In addition:

     (a) The term "material adverse effect," when applied to a party, shall mean an event, effect, occurrence or circumstance that, alone or when taken with other breaches, events, effects, occurrences or circumstances existing concurrently therewith (including without limitation any breach of a representation or warranty contained herein by such party), (i) has or is reasonably expected to have a material adverse effect on the properties, financial condition, results of operations, or business of such party and its subsidiaries, if any, taken as a whole, or (ii) would materially prevent such party's, or any affiliated party's, ability to perform its obligations under this Agreement or the consummation of any of the transactions contemplated hereby; provided, however, that in determining whether a material adverse effect has occurred, there shall be excluded any effect the cause of which is
(A) any change in banking, tax and similar laws of general applicability or interpretations thereof by courts or Regulatory Authorities; (B) any change in GAAP or regulatory accounting requirements applicable to the parties hereto;
(C) any action or omission of Mitchell Bancorp or First Western or a subsidiary thereof taken with the prior written consent of First Western or Mitchell Bancorp, as applicable, in contemplation of the transaction contemplated herein; or (D) any changes in general economic conditions affecting financial institutions generally, including, but not limited to, changes in interest rate.

     (b) The term "Previously Disclosed" shall mean, as to Mitchell Bancorp or as to First Western, the disclosure of information in a letter ("Disclosure Letter") delivered by such party to the other prior to the date of this Agreement and that specifically refers to this Agreement and is arranged in paragraphs corresponding to the Paragraphs, subparagraphs and items of this Agreement applicable thereto. Information disclosed in either party's Disclosure Letter shall be deemed to have been Previously Disclosed by such party for the purpose of any given Paragraph, subparagraph or item of this Agreement only to the extent that information is expressly set forth in such party's Disclosure Letter and that, in connection with such disclosures, a specific reference is made in the Disclosure Letter to that Paragraph, subparagraph or item.

     (c)     The term "Environmental Laws" shall include:

             (i) all federal, state and local statutes, regulations, ordinances, orders, decrees, and similar provisions having the force or effect of law,

             (ii)   all contractual agreements, and

             (iii) all common law concerning public health and safety, worker health and safety, and pollution or protection of the environment, including without limitation all standards of conduct and bases of obligations relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, reporting, testing, processing, discharge, release, threatened release, control or clean-up of any Hazardous Substances (including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, the Superfund Amendment and Reauthorization Act, the Federal Insecticide, Fungicide and Rodenticide Act, the Hazardous Material Transportation Act, the Resource Conservation and Recovery Act, the Clean Water Act, the Clean Air Act, the Toxic Substance Control Act, the Oil Pollutant Act, the Coastal Area Management Act, any "Superfund" or "Superlien" law, the North Carolina Oil Pollution and Hazardous Substance Control Act, the North Carolina Water and Air Resources Act, and the North Carolina Occupational Safety and Health Act, including any amendments thereto from time to time).

     10.02. SURVIVAL OF REPRESENTATIONS, WARRANTIES, INDEMNIFICATION AND OTHER AGREEMENTS. (a) None of the representations, warranties or agreements herein shall survive the effectiveness of the Mergers, and no party shall have any right after the Effective Time to recover damages or any other relief from any other party to this Agreement by reason of any breach of representation or warranty, any nonfulfillment or nonperformance of any agreement contained herein, or otherwise; provided, however, that the parties' agreements contained in Paragraphs 6.07, 6.08, 6.10 and 6.11 above, and First Western's representation and warranty contained in Paragraph 3.02 and First Western's agreement to indemnify Mitchell Bancorp's and Mitchell Savings' officers and directors contained in Article 9 above, shall survive the effectiveness of the Mergers and shall be enforceable directly by each person benefitted or intended to be benefitted by such section.

     (b) INDEMNIFICATION. The parties' indemnification agreements and obligations pursuant to Paragraph 9.01 above shall become effective only in the event this Agreement is not terminated, and neither of the parties shall have any obligations under that Paragraph in the event of or following termination of the Mergers. First Western's indemnification agreements and obligations pursuant to Paragraph 9.02. above shall become effective only at the Effective Time, and First Western shall not have any obligation under that Paragraph prior to the Effective Time or in the event of, or following termination of, this Agreement.

     10.03. WAIVER. Any term of condition of this Agreement may be waived (except as to matters of regulatory approvals and approvals required by law), either in whole or in part, at any time by the party that is, and whose shareholders are, entitled to the benefits thereof; provided, however, that any such waiver shall be effective only upon a determination by the waiving party (through action of its Board of Directors) that such waiver would not adversely affect the interests of the waiving party or its shareholders; and, provided further, that no waiver of any term of condition of this Agreement by any party shall be effective unless such waiver is in writing and signed by the waiving party, or be construed to be a waiver of any succeeding breach of the same term or condition. No failure or delay of any party to exercise any power, or to insist upon a strict compliance by any other party of any obligation, and no custom or practice at variance with any terms hereof, shall constitute a waiver of the right of any party to demand a full and complete compliance with such terms.

     10.04. AMENDMENT. This Agreement may be amended, modified or supplemented at any time or from time to time prior to the Effective Time, and either before or after its approval by the shareholders of Mitchell Bancorp, by an agreement in writing approved by a majority of the Board of Directors of First Western and Mitchell Bancorp executed in the same manner as this Agreement; provided however, following approval of this Agreement by the shareholders of Mitchell Bancorp, no change may be made in the Merger Consideration.

     10.05. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or by courier, by telegram or telex (confirmed in writing) or mailed by certified mail, postage prepaid, as follows:

         If to Mitchell Bancorp, to:   Mitchell Bancorp, Inc.
                                       210 Oak Avenue
                                       Spruce Pine, North Carolina 28777
                                       Attn: Edward Ballew, Jr.

                          Copies to:   John F. Breyer, Jr., Esq.
                                       Breyer & Aguggia LLP
                                       1300 I Street, N.W.
                                       Suite 470 East
                                       Washington, D.C. 20005

            If to First Western, to:   First Western Bank
                                       Banks Professional Center
                                       321 West Main Street
                                       Burnsville, North Carolina 27814
                                       Attn: Ronnie E. Deyton

                          Copies to:   Ronald D. Raxter, Esq.
                                       The Sanford Holshouser Law Firm PLLC
                                       234 Fayetteville Street Mall
                                       Suite 100
                                       Raleigh, North Carolina 27601


     10.06. FURTHER ASSURANCE. Mitchell Bancorp and First Western each agree to furnish to the others such further assurances with respect to the matters contemplated herein and their respective agreements, covenants, representations and warranties contained herein, including the opinion of legal counsel, as such other parties may reasonably request.

     10.07. HEADINGS AND CAPTIONS. Headings and captions of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part hereof.

     10.08. ENTIRE AGREEMENT. This Agreement (including all schedules and exhibits attached hereto and all documents incorporated herein by reference) contains the entire agreement of the parties with respect to the transactions described herein and supersedes and all other oral or written agreement(s) heretofore made, and there are no representations or inducements by or to, or and agreements between, any of the parties hereto other than those contained herein in writing.

     10.09. SEVERABILITY OF PROVISIONS. The invalidity or unforceability of any term, phrase, clause, paragraph, restriction, covenant, agreement or other provision hereof shall in no way affect the validity or enforceability of any other provision or part hereof.

     10.10. ASSIGNMENT. This Agreement may not be assigned by any party hereto except with the prior written consent of the other parties hereto.

     10.11. COUNTERPARTS. Any number of counterparts of this Agreement may be signed and delivered, each of which shall be considered an original and which together shall constitute one agreement.

     10.12. GOVERNING LAW. This Agreement is made in and shall be construed and enforced in accordance with the laws of the State of North Carolina, except as federal law may be applicable.

     IN WITNESS WHEREOF, Mitchell Bancorp and First Western each has caused this Agreement to be executed in its name by its duly authorized officers as of the date first above written.

                             MITCHELL BANCORP, INC.


                         By:
                             ---------------------------
                               Edward Ballew, Jr.
                               Chief Executive Officer



ATTEST:


----------------------
Secretary



                               FIRST WESTERN BANK


                         By:
                             ---------------------------
                                Ronnie E. Deyton
                                President and Chief Executive Officer




ATTEST:


----------------------
Secretary

                           NON-COMPETITION AGREEMENT

     With respect to the above Agreement and Plan of Merger (the "Agreement"), each of the individuals signing below agrees that the capitalized terms herein have the same meaning as in the Agreement and that:

     1. As a director of Mitchell Bancorp, unless there has been a material change in circumstances since the date of such Agreement or for any reason it would, in my reasonable opinion, violate my duty or obligations as a director to Mitchell Bancorp or to the Shareholders, I will:

         (a) Recommend to the Shareholders that they vote their shares in favor of ratification and approval of the Agreement and approval of the Mergers described in the Agreement;

         (b) Vote against any action on the part of Mitchell Bancorp that would be in violation of the Agreement; and

         (c) Vote in favor of any action on the part of Mitchell Bancorp that is necessary or appropriate to carry out the intent and purposes or the Agreement.


     2.  Further, in my individual capacity, I will:

         (a) Vote all shares of Mitchell Stock that I have the power to vote in favor of ratification and approval of the Agreement and approval of the Mergers described in the Agreement; and

         (b) During a period commencing on the date of this Agreement and ending five (5) years following the Effective Time (the "Restriction Period"), I will not "Compete" (as defined below), directly or indirectly, with Mitchell Savings or First Western in the geographic area consisting of Mitchell, McDowell, Yancey and Avery Counties, North Carolina (the "Relevant Market").


     I hereby acknowledge and agree that the Relevant Market and Restriction Period are limited in scope to the geographic territory and period of time reasonably necessary to protect First Western's economic interest to be acquired in connection with the Merger.

     For the purposes of this Paragraph 2(b), the following terms shall have the meanings set forth below.

     COMPETE. The term "Compete" means: (i) soliciting deposits from any Person residing in the Relevant Market for any Financial Institution; (ii) soliciting any Person residing in the Relevant Market to become a borrower from any Financial Institution, or assisting (other than through the performance of ministerial or clerical duties) any Financial Institution in making loans to any such Person; (iii) prior to the Effective Time, inducing or attempting to induce any Person who is a Customer of Mitchell Savings to change any depository, loan and/or other banking relationship of the Customer from Mitchell to another Financial Institution; (iv) after the Effective Time, inducing or attempting to induce any Person who was a Customer of Mitchell Savings at the Effective Time or who is a Customer of First Western to change any depository, loan and/or other banking relationship of the Customer from First Western to another Financial Institution; (v) acting as a consultant, officer, director (including an advisory or "local" director), independent contractor, or employee of any Financial Institution that has an office in the Relevant Market, or, in acting in any such capacity with any other Financial Institution, to maintain an office or be employed at or assigned to or have any direct involvement in the management, supervision, business or operation of any office of such Financial Institution located in the Relevant Market; or (vi) prior to the Effective Time, communicating to any Financial Institution the names or addresses or any financial information concerning any Person who is a Customer of Mitchell Savings; (vii) after the Effective Time, communicating to any Financial Institution the names or addresses or any financial information concerning any Person who was a Customer of Mitchell Savings at the Effective Time or who is a Customer of First Western.

     CUSTOMER. The terms "Customer of Mitchell" and "Customer of First Western" mean any Person with whom Mitchell Savings or First Western, respectively, has a depository, loan, insurance and/or other banking or financial service relationship.

     FINANCIAL INSTITUTION. The term "Financial Institution" means any federal or state chartered bank, savings bank, savings and loan association or credit union, or any holding company for or corporation that owns or controls any such entity, or any other Person engaged in the business of making loans of any type or receiving deposits, other than Mitchell Savings, First Western or one of their affiliated corporations.

     PERSON. The term "Person" means any natural person or any corporation, partnership, proprietorship, joint venture, trust, estate, governmental agency or instrumentality, fiduciary, unincorporated association or other entity.

     This Paragraph 2(b) shall not apply to Edward Ballew, Jr. or Emma Lee M. Wilson who shall be subject to separate covenants regarding competition contained in their employment agreements with Mitchell Savings.

     WITNESS our hands and seals this the date first above written.


                    (Seal)                         (Seal)
--------------------           --------------------


                    (Seal)                         (Seal)
--------------------           --------------------


                    (Seal)                         (Seal)
--------------------           --------------------

                                    EXHIBIT D

                             OPINION OF RP FINANCIAL


                         [RP FINANCIAL, LC. letterhead]


                                                               November 16, 1998

Board of Directors
Mitchell Bancorp, Inc.
210 Oak Avenue
Spruce Pine, North Carolina 28777

Members of the Board:

         You have requested RP Financial, LC. ("RP Financial") to provide you with its opinion as to the fairness from a financial point of view to the stockholders of Mitchell Bancorp, Inc., Spruce Pine, North Carolina ("Mitchell Bancorp"), the holding company for Mitchell Savings Bank, SSB ("Mitchell Savings"), of the Agreement and Plan of Merger (the "Agreement"), by and between First Western Bank, Burnsville, North Carolina ("First Western"), a North Carolina banking corporation, and Mitchell Bancorp. Unless otherwise defined, all capitalized terms incorporated herein have the meanings ascribed to them in the Agreement, which is incorporated herein by reference.

Summary Description of Consideration

         At the Effective Time, Mitchell Bancorp shall be merged into a newly created subsidiary of First Western, which will then be merged into First Western, and each share of common stock of Mitchell Bancorp, $0.01 par value per share, issued and outstanding immediately prior to the Effective Time (except for Dissenting Shares) shall cease to be outstanding and shall be converted into and become the right to receive cash and/or shares of First Western's $5.00 par value common stock (the "Merger Consideration") at the election of Mitchell Bancorp shareholders subject to certain adjustments as set forth in the Agreement. Such Merger Consideration is subject to the proration described below: (1) if Cash Merger Consideration is to be paid, the amount shall be $20.00 per share and (2) if Stock Merger Consideration is to be paid, each share of Mitchell Bancorp stock shall be exchanged for 1.6 newly-issued shares of First Western common stock, provided that the aggregate number of Mitchell Bancorp shares elected to be exchanged for cash does not exceed 49.9 percent of the aggregate number of Mitchell Bancorp common shares outstanding plus those subject to stock options. At the Effective Time, each unexercised option will be canceled, and as consideration therefor, at the election of the option holder, can elect to receive either cash or stock equivalent to the difference between the exercise price of such options and the Merger Consideration, subject to proration. Cash will be paid in lieu of fractional shares. As of the date hereof, Mitchell Bancorp had 937,174 shares of common stock issued and outstanding, 68,596 granted stock options outstanding of which 54,877 are unvested and vest immediately at the Effective Time and 31,358 shares granted pursuant to the Management Recognition and Development Plan of which 25,086 are unvested and also vest immediately at the Effective Time.

Board of Directors
November 16, 1998
Page 2

RP Financial Background and Experience

         RP Financial, as part of its financial institution valuation and consulting practice, is regularly engaged in the valuation of financial institution securities in connection with mergers and acquisitions of commercial banks and thrift institutions, initial and secondary offerings, mutual-to-stock conversions of thrift institutions, and business valuations for other corporate purposes for financial institutions. As specialists in the securities of financial institutions, RP Financial has experience in, and knowledge of, the North Carolina and Southeast markets for thrift and bank securities and financial institutions operating in North Carolina.

Materials Reviewed

         In rendering this fairness opinion, RP Financial reviewed the following material: (1) the Agreement including exhibits; (2) financial and other information for Mitchell Bancorp, all with regard to balance and off-balance sheet composition, profitability, interest rates, volumes, maturities, trends, credit risk, interest rate risk, liquidity risk and operations: (a) audited and unaudited financial statements for the fiscal years ended June 30, 1993 through 1998, (b) stockholder, regulatory and internal financial and other reports through September 30, 1998, (c) the conversion prospectus, dated May 8, 1996,
(d) the most recent proxy statement for Mitchell Bancorp, and (e) Mitchell Bancorp's management and Board comments regarding past and current business, operations, financial condition, and future prospects; and (3) financial and other information for First Western including: (a) audited financial statements for the fiscal year ended December 31, 1997, incorporated in First Western's Annual Report to Shareholders, (b) First Western's 1997 initial offering materials, including the Offering Circular, and de novo charter application, (c) regulatory and internal financial and/or other reports through September 30, 1998, (d) the most recent proxy statement for First Western and (e) First Western's management comments regarding past and current business, operations, financial condition, and future prospects.

         RP Financial reviewed financial, operational, market area and stock price and trading characteristics for Mitchell Bancorp and First Western relative to publicly-traded savings institutions and commercial banking institutions, respectively, with comparable resources, financial condition, earnings, operations and markets. RP Financial also considered the economic and demographic characteristics in the local market area, and the potential impact of the regulatory, legislative and economic environments on operations for Mitchell Bancorp and First Western and the public perception of the savings institution and commercial banking industries. RP Financial also considered: (1) the financial terms, financial and operating condition and market area of other recently completed acquisitions of comparable savings institutions both regionally and nationally; (2) discounted cash flow analyses incorporating future prospects; (3) expressions of interest by third party financial institutions seeking a business combination with Mitchell Bancorp; (4) the pro forma impact on First Western of the acquisition of Mitchell Bancorp, which is expected to be accounted for as a purchase; and (5) the market for First Western's common stock.

Board of Directors
November 16, 1998
Page 3

         In rendering its opinion, RP Financial relied, without independent verification, on the accuracy and completeness of the information concerning Mitchell Bancorp and First Western furnished by the respective institutions to RP Financial for review, as well as publicly-available information regarding other financial institutions and economic and demographic data. Mitchell Bancorp and First Western did not restrict RP Financial as to the material it was permitted to review. RP Financial did not perform or obtain any independent appraisals or evaluations of the assets and liabilities and potential and/or contingent liabilities of Mitchell Bancorp or First Western.

         RP Financial expresses no opinion on matters of a legal, regulatory, tax or accounting nature or the ability of the merger as set forth in the Agreement to be consummated. In rendering its opinion, RP Financial assumed that, in the course of obtaining the necessary regulatory and governmental approvals for the proposed Merger, no restriction will be imposed on First Western that would have a material adverse effect on the ability of the Merger to be consummated as set forth in the Agreement.

0pinion

         It is understood that this letter is directed to the Board of Directors of Mitchell Bancorp in its consideration of the Agreement, and does not constitute a recommendation to any stockholder of Mitchell Bancorp as to any action that such stockholder should take in connection with the Agreement, or otherwise.

         It is understood that this opinion is based on market conditions and other circumstances existing on the date hereof.

         It is understood that this opinion may be included in its entirety in any communication by Mitchell Bancorp or its Board of Directors to the stockholders of Mitchell Bancorp. It is also understood that this opinion may be included in its entirety in any regulatory filing by Mitchell Bancorp or First Western, and that RP Financial consents to the summary of the opinion in the proxy materials of Mitchell Bancorp, and any amendments thereto. Except as described above, this opinion may not be summarized, excerpted from or otherwise publicly referred to without RP Financial's prior written consent.

         Based upon and subject to the foregoing, and other such matters considered relevant, it is RP Financial's opinion that, as of the date hereof, the Merger Consideration to be received by Mitchell Bancorp's stockholders, as described in the Agreement, is fair to such stockholders from a financial point of view.

                                          Respectfully submitted,

                                          RP FINANCIAL, LC.

                                          /s/ RP FINANCIAL, LC.

                                    EXHIBIT E

                      OPINION OF THE CARSON MEDLIN COMPANY


                     [THE CARSON MEDLIN COMPANY letterhead]



November 16,1998

Board of Directors
First Western Bank
P.O. Box 187
Burnsville, NC 28714-0187

Members of the Board:

You have requested our opinion as to the fairness to the unaffiliated shareholders of First Western Bank ("First Western"), from a financial point of view, of the terms of a certain proposed Agreement and Plan of Merger, dated as of August 13, 1998 (the "Agreement") by and between First Western and Mitchell Bancorp, Inc. ("Mitchell") pursuant to which Mitchell will merge with and into First Western, (the "Merger"). The foregoing summary of the Merger is qualified in its entirety by reference to the Agreement.

The Carson Medlin Company is a National Association of Securities Dealers, Inc.
(NASD) member investment banking firm which specializes in the securities of southeastern United States financial institutions. As part of our investment banking activities, we are regularly engaged in the valuation of southeastern United States financial institutions and transactions relating to their securities. We regularly publish our research on independent community banks and savings institutions regarding their financial and stock price performance. We are familiar with the commercial banking industry in North Carolina and the Southeast and the major commercial banks operating in that market. We have been retained by First Western in a financial advisory capacity to render our opinion hereunder, for which we will receive compensation.

In reaching our opinion, we have analyzed the respective financial positions, both current and historical, of First Western and Mitchell. We have reviewed:
(i) the Agreement; (ii) the annual reports to shareholders of First Western, including audited financial statements for the year ended December 31, 1997;
(iii) the Proxy Statement of First Western dated March 18, 1998 for the annual meeting of shareholders held on April 28, 1998; (iv) the Consolidated Report of Condition and Income for First Western as of June 30, 1998; (v) the Uniform Bank Performance Report for First Western as of June 30, 1998; (vi) the annual report to shareholders of Mitchell, including audited financial statements for the fiscal year ended June 30, 1997; (vii) the annual reports on Form 10-KSB of Mitchell for the fiscal years ended June 30, 1996, 1997 and 1998; (viii) the Proxy Statement of Mitchell dated September 18, 1997 for the annual meeting of

Board of Directors
First Western Bank
November 16,1998
Page 2

shareholders held on October 22, 1997; (ix) the Uniform Bank Performance Report for Mitchell Savings Bank, SSB as of June 30, 1998; (x) a preliminary copy of the Proxy Statement/Prospectus prepared for the meeting of First Western's shareholders to consider the Merger; and (xi) certain other financial and operating information with respect to the business, operations and prospects of First Western and Mitchell. We also: (i) held discussions with members of the senior management of First Western and Mitchell regarding their respective historical and current business operations, financial condition and future prospects; (ii) reviewed the historical market prices and trading activity for the common stocks of First Western and Mitchell, to the extent available, and compared them with those of certain publicly traded companies which we deemed to be relevant; (iii) compared the results of operations of First Western and Mitchell with those of certain banking and savings institutions which we deemed to be relevant; (iv) compared the proposed financial terms of the Merger with the financial terms, to the extent publicly available, of certain other recent business combinations of commercial banking organizations and savings institutions; (v) analyzed the pro forma financial impact of the Merger on First Western; and (vi) conducted such other studies, analyses, inquiries and examinations as we deemed appropriate.

We have relied upon and assumed, without independent verification, the accuracy and completeness of all information provided to us. We have not performed or considered any independent appraisal or evaluation of the assets of First Western or Mitchell. The opinion we express herein is necessarily based upon market, economic and other relevant considerations as they exist and can be evaluated as of the date of this letter.

Based upon the foregoing, it is our opinion that the terms of the transaction, as provided for in the Agreement, are fair, from a financial point of view, to the unaffiliated shareholders of First Western Bank.

Very truly yours,

/s/ THE CARSON MEDLIN COMPANY

THE CARSON MEDLIN COMPANY

                                   EXHIBIT F


                    NORTH CAROLINA BUSINESS CORPORATION ACT
                                  ARTICLE 13

                           ------------------------


                      GENERAL STATUTES OF NORTH CAROLINA

             CHAPTER 55. NORTH CAROLINA BUSINESS CORPORATION ACT
                        ARTICLE 13. DISSENTERS' RIGHTS
            PART 1. RIGHT TO DISSENT AND OBTAIN PAYMENT FOR SHARES


SS. 55-13-01. DEFINITIONS

   In this Article:

      (1) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

      (2) "Dissenter" means a shareholder who is entitled to dissent from corporate action under G.S. 55-13-02 and who exercises that right when and in the manner required by G.S. 55-13-20 through 55-13-28.

      (3) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

      (4) "Interest" means interest from the effective date of the corporate action until the date of payment, at a rate that is fair and equitable under all the circumstances, giving due consideration to the rate currently paid by the corporation on its principal bank loans, if any, but not less than the rate provided in G.S. 24-1.

      (5) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

      (6) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

      (7) "Shareholder" means the record shareholder or the beneficial shareholder.


SS. 55-13-02. RIGHT TO DISSENT

   (a) In addition to any rights granted under Article 9, a shareholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

      (1) Consummation of a plan of merger to which the corporation (other than a parent corporation in a merger under G.S. 55-11-04) is a party unless (i) approval by the shareholders of that corporation is not required under G.S. 55-11-03(g) or (ii) such shares are then redeemable by the corporation at a price not greater than the cash to be received in exchange for such shares;

      (2) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, unless such shares are then redeemable by the corporation at a price not greater than the cash to be received in exchange for such shares;

      (3) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than as permitted by G.S. 55-12-01, including a sale in dissolution, but not including a sale pursuant to court order or a sale pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed in cash to the shareholders within one year after the date of sale;

      (4) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it (i) alters or abolishes a preferential right of the shares; (ii) creates, alters, or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares; (iii) alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities; (iv) excludes or limits the right of the shares to vote on any matter, or to cumulate votes; (v) reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under G.S. 55-6-04; or (vi) changes the corporation into a nonprofit corporation or cooperative organization;

      (5) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

   (b) A shareholder entitled to dissent and obtain payment for his shares under this Article may not challenge the corporate action creating his entitlement, including without limitation a merger solely or partly in exchange for cash or other property, unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

   (c) Notwithstanding any other provision of this Article, there shall be no right of dissent in favor of holders of shares of any class or series which, at the record date fixed to determine the shareholders entitled to receive notice of and to vote at the meeting at which the plan of merger or share exchange or the sale or exchange of property is to be acted on, were (i) listed on a national securities exchange or (ii) held by at least 2,000 record shareholders, unless in either case:

      (1) The articles of incorporation of the corporation issuing the shares provide otherwise;

      (2) In the case of a plan of merger or share exchange, the holders of the class or series are required under the plan of merger or share exchange to accept for the shares anything except:

         a. Cash;

         b. Shares, or shares and cash in lieu of fractional shares of the surviving or acquiring corporation, or of any other corporation which, at the record date fixed to determine the shareholders entitled to receive notice of and vote at the meeting at which the plan of merger or share exchange is to be acted on, were either listed subject to notice of issuance on a national securities exchange or held of record by at least 2,000 record shareholders; or

         c. A combination of cash and shares as set forth in sub-subdivisions
a. and b. of this subdivision.


SS. 55-13-03. DISSENT BY NOMINEES AND BENEFICIAL OWNERS

   (a) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

   (b) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

      (1) He submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

      (2) He does so with respect to all shares of which he is the beneficial shareholder.


             PART 2.  PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS


SS. 55-13-20. NOTICE OF DISSENTERS' RIGHTS

   (a) If proposed corporate action creating dissenters' rights under G.S. 55-13-02 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this Article and be accompanied by a copy of this Article.

   (b) If corporate action creating dissenters' rights under G.S. 55-13-02 is taken without a vote of shareholders, the corporation shall no later than 10 days thereafter notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in G.S. 55-13-22.

   (c) If a corporation fails to comply with the requirements of this section, such failure shall not invalidate any corporate action taken; but any shareholder may recover from the corporation any damage which he suffered from such failure in a civil action brought in his own name within three years after the taking of the corporate action creating dissenters' rights under G.S. 55-13-02 unless he voted for such corporate action.


SS. 55-13-21. NOTICE OF INTENT TO DEMAND PAYMENT

   (a) If proposed corporate action creating dissenters' rights under G.S. 55-13-02 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:

      (1) Must give to the corporation, and the corporation must actually receive, before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

      (2) Must not vote his shares in favor of the proposed action.

   (b) A shareholder who does not satisfy the requirements of subsection (a) is not entitled to payment for his shares under this Article.


SS. 55-13-22. DISSENTERS' NOTICE

   (a) If proposed corporate action creating dissenters' rights under G.S. 55-13-02 is authorized at a shareholders' meeting, the corporation shall mail by registered or certified mail, return receipt requested, a written dissenters' notice to all shareholders who satisfied the requirements of G.S. 55-13-21.

   (b) The dissenters' notice must be sent no later than 10 days after shareholder approval, or if no shareholder approval is required, after the approval of the board of directors, of the corporate action creating dissenters" rights under G.S. 55-13-02, and must:

      (1) State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

      (2) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

      (3) Supply a form for demanding payment;

      (4) Set a date by which the corporation must receive the payment demand, which date may not be fewer than 30 nor more than 60 days after the date the subsection (a) notice is mailed; and

      (5) Be accompanied by a copy of this Article.


SS. 55-13-23. DUTY TO DEMAND PAYMENT

   (a) A shareholder sent a dissenters' notice described in G.S. 55-13-22 must demand payment and deposit his share certificates in accordance with the terms of the notice.

   (b) The shareholder who demands payment and deposits his share certificates under subsection (a) retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

   (c) A shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this Article.


SS. 55-13-24. SHARE RESTRICTIONS

   (a) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under G.S. 55-13-26.

   (b) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.


SS. 55-13-25. PAYMENT

   (a) As soon as the proposed corporate action is taken, or within 30 days after receipt of a payment demand, the corporation shall pay each dissenter who complied with G.S. 55-13-23 the amount the corporation estimates to be the fair value of his shares, plus interest accrued to the date of payment.

   (b) The payment shall be accompanied by:

      (1) The corporation's most recent available balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of cash flows for that year, and the latest available interim financial statements, if any;

      (2) An explanation of how the corporation estimated the fair value of the shares;

      (3) An explanation of how the interest was calculated;

      (4) A statement of the dissenter's right to demand payment under G.S. 55-13-28; and

      (5) A copy of this Article.


SS. 55-13-26. FAILURE TO TAKE ACTION

   (a) If the corporation does not take the proposed action within 60 days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

   (b) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under G.S. 55-13-22 and repeat the payment demand procedure.


SS. 55-13-28. PROCEDURE IF SHAREHOLDER DISSATISFIED WITH CORPORATION'S PAYMENT OR FAILURE TO PERFORM

   (a) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of the amount in excess of the payment by the corporation under G.S. 55-13- 25 for the fair value of his shares and interest due, if:

      (1) The dissenter believes that the amount paid under G.S. 55-13-25 is less than the fair value of his shares or that the interest due is incorrectly calculated;

      (2) The corporation fails to make payment under G.S. 55-13-25; or

      (3) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment.

   (b) A dissenter waives his right to demand payment under this section unless he notifies the corporation of his demand in writing (i) under subdivision
(a)(1) within 30 days after the corporation made payment for his shares or (ii) under subdivisions (a)(2) and (a)(3) within 30 days after the corporation has failed to perform timely. A dissenter who fails to notify the corporation of his demand under subsection (a) within such 30-day period shall be deemed to have withdrawn his dissent and demand for payment.


                     PART 3.  JUDICIAL APPRAISAL OF SHARES


SS. 55-13-30. COURT ACTION


   (a) (See Editor's note) If a demand for payment under G.S. 55-13-28 remains unsettled, the dissenter may commence a proceeding within 60 days after the earlier of (i) the date payment is made under G.S. 55-13-25, or (ii) the date of the dissenter's payment demand under G.S. 55-13-28 by filing a complaint with the Superior Court Division of the General Court of Justice to determine the fair value of the shares and accrued interest. A dissenter who takes no action within the 60-day period shall be deemed to have withdrawn his dissent and demand for payment.

   (a1) Repealed by Session Laws 1997-202, s. 4, effective October 1, 1997.

   (b) Reserved for future codification purposes.

   (c) The court shall have the discretion to make all dissenters (whether or not residents of this State) whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties must be served with a copy of the complaint. Nonresidents may be served by registered or certified mail or by publication as provided by law.

   (d) The jurisdiction of the superior court in which the proceeding is commenced under subsection (a) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The parties are entitled to the same discovery rights as parties in other civil proceedings. The proceeding shall be tried as in other civil actions. However, in a proceeding by a dissenter in a corporation that was a public corporation immediately prior to consummation of the corporate action giving rise to the right of dissent under G.S. 55-13-02, there is no right to a trial by jury.

   (e) Each dissenter made a party to the proceeding is entitled to judgment for the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation.


SS. 55-13-31. COURT COSTS AND COUNSEL FEES

   (a) The court in an appraisal proceeding commenced under G.S. 55-13-30 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court, and shall assess the costs as it finds equitable.

   (b) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

      (1) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of G.S. 55-13-20 through 55-13-28; or

      (2) Against either the corporation or a dissenter, in favor of either or any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this Article.

   (c) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

                                   EXHIBIT G

                                 ELECTION FORM

    TO ACCOMPANY CERTIFICATES OF COMMON STOCK, PAR VALUE$0.01 PER SHARE, OF
                             MITCHELL BANCORP, INC.

DESCRIPTION OF SHARES SURRENDERED (PLEASE FILL IN. ATTACH SEPARATE SCHEDULE IF NEEDED.)


NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
  If there is an error in the name or address
 below, please make the necessary corrections.                  Certificate Number(s)        Number of Shares

                                                                ---------------------        ----------------
                                                                ---------------------        ----------------
                                                                ---------------------        ----------------
                                                                ---------------------        ----------------
                                                                ---------------------        ----------------
                                                                    TOTAL SHARES  -

Mail or deliver this Election Form, or a facsimile, with the certificate(s) representing your shares, to the Exchange Agent at:

           REGISTER & TRANSFER COMPANY                        For information, call Investor Relations: (800) 368-5948
           10 Commerce Drive
           Cranford, NJ 07016
           Attn: Reorganization Department


Method of delivery of the certificate(s) is at the option and risk of the registered holder. Overnight delivery, properly insured, is recommended. See Instruction 3. IF ANY CERTIFICATE HAS BEEN LOST, STOLEN, MISPLACED OR MUTILATED CONTACT THE EXCHANGE AGENT AT THE NUMBER ABOVE. SEE INSTRUCTION 8.


      ELECTION DEADLINE IS 5:00 PM, EASTERN TIME, ON DECEMBER 22, 1998.

Pursuant to the terms of the Agreement and Plan of Merger dated as of August 13, 1998, ("Agreement") by and between First Western Bank and Mitchell Bancorp, Inc., upon consummation of the merger of First Western and Mitchell, each share of Mitchell common stock ("Mitchell Shares") will be converted into the right to receive either $20.00 in cash, 1.6 shares of First Western common stock ("First Western Shares"), or a combination of cash and First Western Shares. With this Election Form, Mitchell Shareholders have the opportunity to elect the form of consideration they will receive in the Mergers. For a full discussion of the Mergers and effect of this election, see the attached Joint Proxy Statement and the enclosed Offering Circular, both dated November 16, 1998. Capitalized terms not defined in this Election Form have the same meaning as in the Joint Proxy Statement.


THIS ELECTION GOVERNS THE CONSIDERATION THAT YOU, AS A MITCHELL SHAREHOLDER, WILL RECEIVE IF THE MERGERS ARE APPROVED AND CONSUMMATED. THIS ELECTION MAY ALSO AFFECT THE INCOME TAX TREATMENT OF THE CONSIDERATION THAT YOU RECEIVE. PLEASE REVIEW THE JOINT PROXY STATEMENT FOR THESE DISCUSSIONS.

Complete the box below to make an election (i) to have all of your Mitchell Shares converted into the right to receive 1.6 First Western Shares per share (a "Stock Election"), OR (ii) to have all of your Mitchell Shares converted into the right to receive $20.00 in cash per share (a "Cash Election"), OR
(iii) to have the indicated percentage of your Mitchell Shares converted into the right to receive $20.00 in cash per share and the remainder of your Mitchell Shares converted into the right to receive 1.6 First Western Shares per share (a "Partial Cash and Stock Election") OR (iv) to indicate that you make no election. If the "NON-ELECTION" box is checked, you will receive either First Western Shares or cash or a combination of First Western Shares and cash pursuant to the proration and allocation procedures set forth in the Agreement after all Stock Elections, Cash Elections and Partial Cash and Stock Elections have been given effect.

                                    ELECTION

I hereby elect to receive the following as consideration for my Mitchell
Shares: (Check only one box.)

[ ] STOCK ELECTION: Covert each of my Mitchell Shares into 1.6 First Western Shares.

[ ]   CASH ELECTION:  Pay $20.00 in cash for each of my Mitchell Shares.

[ ] PARTIAL CASH AND STOCK ELECTION: Pay $20.00 in cash for each of my Mitchell Shares up to ______ % (insert number not exceeding 100) of my Mitchell Shares and convert each of my remaining Mitchell Shares into 1.6 First Western Shares.

[ ] NON-ELECTION. No preference with respect to the receipt of either of the elections above in exchange for the total number of shares of Mitchell Shares represented by the certificate(s) enclosed or that will be otherwise delivered to the Transfer Agent by the Election Deadline.

You will be deemed to have made a NON-ELECTION if:

A.    You check the Non-Election Box above or do not make an election.

B. You fail to follow the instructions on this Election Form (including not submitting your Mitchell Share certificates) or otherwise fail to make a proper election; or

C. The Transfer Agent does not actually receive a completed Election Form (including submission of your Mitchell Share certificates) by the Election Deadline.

The number of First Western Shares to be issued in the Mergers is fixed under the terms of the Agreement. Accordingly, no assurance can be given that an election by any given Mitchell Shareholder will be accommodated. If the aggregate elections are not as specified in the Agreement, the election of each Mitchell Shareholder will be subject to the allocation procedures set forth in the Agreement.

TO BE EFFECTIVE, THIS ELECTION FORM MUST BE PROPERLY COMPLETED, SIGNED AND DELIVERED TO THE EXCHANGE AGENT, TOGETHER WITH THE CERTIFICATES REPRESENTING YOUR MITCHELL SHARES, AT THE ADDRESS ABOVE PRIOR TO THE ELECTION DEADLINE.

The undersigned represents that I (we) have full authority to surrender without restriction the certificate(s) for exchange. Please issue the new certificate and/or check in the name shown above to the above address unless instructions are given in the boxes below.

                     SPECIAL ISSUANCE/PAYMENT INSTRUCTIONS
------------------------------------------------------------------------------


Complete ONLY if the now certificate and/or check is to be issued in a name which differs from the name on the surrendered certificate(s), Issue to:

Name:  ____________________________________________

Address: ___________________________________________

Please also complete Substitute Form W-9 on page ____ and see Instructions 5, 6, 7, and 10 regarding signature guarantee.


                         SPECIAL DELIVERY INSTRUCTIONS
------------------------------------------------------------------------------


Complete ONLY if the new certificate and/or check is to be mailed to an address other than the address shown above. Mail to:

Name: ___________________________________________________

Address: _________________________________________________


---------------------------------------------------------

                        YOU MUST SIGN IN THE BOX BELOW:

                          -- SIGNATURE(S) REQUIRED --
                  Signature(s) of Registered Holders) or Agent
-------------------------------------------------------------------------------


Must be signed by the registered holder(s) EXACTLY as name(s) appear(s) on stock certificate(s). If signature is by a trustee. executor. administrator, guardian. attorney-in-fact, officer for a corporation acting in a fiduciary or representative capacity, or other person. please set forth full title. See Instructions 4, 6, or 7.


-------------------------------------------------------------------
Registered Holder

-------------------------------------------------------------------
Registered Holder

Title, if any: ________________________________________________________

          Also: Sign and provide your tax ID on page 4 of this form.

                       SIGNATURE GUARANTEED (IF REQUIRED)
                               See Instruction 5.
-------------------------------------------------------------------------------


Unless the shares are tendered by the registered holder(s) of the common stock, or the account of a member of a "Signature Guarantee Program" ("STAMP"), Stock Exchange Medallion Program ("SEMP") or New York Stock Exchange Medallion Signature Program ("MSP") (an "Eligible Institution"), your signature(s) must be guaranteed by an Eligible Institution. See Instruction 6.


--------------------------------------------------------------------
Authorized Signature

--------------------------------------------------------------------
Name of Firm


--------------------------------------------------------------------
Address of Firm (Please print)

                                  INSTRUCTIONS
                          -- Please read carefully --


1. TIME IN WHICH TO MAKE AN ELECTION. For any election contained herein to be considered, this Election Form, or a facsimile thereof, properly completed and signed, and the related Mitchell Stock certificates, must be received by the Exchange Agent at the address on the front of this Election Form no later than 5:00 p.m., Eastern Time, on December 22, 1998. The Exchange Agent, in its sole discretion, will determine whether any Election Form is received on a timely basis and whether an Election Form has been properly completed.


2. REVOCATION OR CHANGE OF ELECTION FORM. A holder of Mitchell Shares who has made an Election may, at any time before the Election Deadline, change that Election by submitting to the Exchange Agent a revised Election Form, properly completed and signed. The revised Election Form must be received by the Exchange Agent prior to the Election Deadline.

3. METHOD OF DELIVERY. Your old certificate(s) and the Election Form must be sent or delivered to the Exchange Agent. Do not send them to First Western Bank or Mitchell. The method of delivery of certificates to be surrendered to the Exchange Agent is at the option and risk of the surrendering shareholder. Overnight delivery, properly insured, is recommended. Delivery will be deemed effective only when received. If the certificate(s) are sent by mail, you are encouraged to use registered mail with return receipt requested and properly insured. A return envelope is enclosed.

4. CERTIFICATE ISSUED IN THE SAME NAME. If the new certificate and/or check is issued in the same name as the surrendered certificate is registered, the Election Form should be completed and signed exactly as the surrendered certificate is registered. Do not sign the Certificate(s). Signature guarantees are not required if the certificate(s) surrendered herewith are submitted by the registered owner of such shares who has not completed the section entitled "Special Issuance/Payment Instructions" or are for the account of an Eligible Institution (defined below).

5. JOINT FORMS OF ELECTION. For the purposes of this Election Form and allocation procedures, holders of Mitchell Shares who join in making a joint election will be considered to be a single holder of such shares. Joint Election Forms may be submitted only by persons submitting certificates registered in different forms of the same name (e.g., John Smith on one certificate and J. Smith on another) and by persons who may be considered to own each other's shares by reason of ownership attribution rules contained in
Section 318(A) of the Internal Revenue Code of 1986, as amended. If this Election Form is submitted as a joint Election Form, each record holder of Mitchell Shares covered hereby must properly sign this Election Form. attaching additional sheets if necessary. The signatures of such holders will be deemed to constitute a certification that the persons submitting a joint Election Form are eligible to do so. Election Forms executed by trustees, executors, administrators, guardians, officers of corporations, or others acting in a fiduciary capacity who are not identified as such in the registration must be accompanied by proper evidence of the signer's authority to act.

6. NEW CERTIFICATE ISSUED IN DIFFERENT NAME. If the section entitled "Special Issuance/Payment Instructions" is completed, then signatures on this Letter of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association, or other entity that is a member in good standing of the Securities Transfer Agents' Medallion Program (each an "Eligible Institution"). If the surrendered certificates are registered in the name of a person other than the signer of this Election Form, or if issuance is to be made to a person other then the signer of this Election Form, or if the issuance is to be made to a person other than the registered owner(s), then the surrendered certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name(s) of the registered owners appear on such certificate(s) or stock power(s), with the signatures on the certificate(s) or stock power(s) guaranteed by an Eligible Institution as provided herein.

7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Indicate the name and address in which the new certificate and/or check is to be sent if different from the name and/or address of the person(s) signing this Election Form. The shareholder is required to give the Social Security number or employer identification number of the record owner of the shares. If Special Issuance Instructions have been completed, the shareholder named therein will be considered the record owner for this purpose.

8. SURRENDER OF CERTIFICATE(S), LOST CERTIFICATE(S). For any election contained herein to be effective, this Election Form must be accompanied by the certificate(s) evidencing your shares and any required accompanying evidences of authority. IF YOUR CERTIFICATE(S) HAS(VE) BEEN LOST, STOLEN, MISPLACED OR DESTROYED, CONTACT INVESTOR RELATIONS AT THE EXCHANGE AGENT FOR INSTRUCTIONS AT
(800) 368-5948 PRIOR TO SUBMITTING THIS ELECTION FORM.

9. TERMINATION OF MERGER. In the event of termination of the Agreement, the Exchange Agent will promptly return stock certificates representing shares of Mitchell common stock. In such event, Mitchell Shares held through the nominees are expected to be available for sale or transfer promptly following First Western's decision not to act so as to prevent termination of the Agreement. Certificates representing Mitchell Shares held directly by Mitchell Shareholders will be returned by registered mail (with attendant delay). The Exchange Agent and First Western have agreed to use their commercially reasonable efforts to cooperate with Mitchell and Mitchell Shareholders to facilitate return of certificates representing Mitchell Shares in the event of such termination, but return other than by registered mail will only be made at the expense, written direction and risk of Mitchell Shareholders, accompanied by a pre-paid, pre-addressed return courier envelope sent to the Exchange Agent.

10. SUBSTITUTE FORM W-9. Under Federal income tax law, a non-exempt shareholder is required to provide the Exchange Agent with such shareholder's correct Taxpayer Identification Number ('TIN"). Use the Substitute Form W-9 below. If the certificate(s) are in more than one name or are not in the name of the actual owner, consult the "Important Tax Information" section below for additional guidance on which number to report. Failure to provide the information on the W-9 Form may subject the surrendering shareholder to 31% federal income tax withholding on the payment of any cash. The surrendering shareholder must check the box marked "Awaiting TIN" if a TIN has not been issued and the shareholder has applied for a number or intends to apply for a number in the near future. If a TIN has been applied for and the Exchange Agent is not provided with a TIN before payment is made, the Exchange Agent will withhold 31% on all payments to such surrendering shareholders of any cash consideration due for their Mitchell Shares. Please review the "Important Tax Information" section below for additional details on what TIN to give the Exchange Agent.


-------------------------------------------------------------------------------

                         INSTRUCTIONS FORM IRS FORM W-9
                         - Important Tax Information -

PURPOSE OF FORM W-9

- Use this form to report the Taxpayer Identification Number of the record owner of the account to the payor.

- Under Federal income tax laws, payers (i.e., First Western) must generally withhold 31% of taxable interest, dividend, and certain other payments if you fail to furnish payors with the correct Taxpayer Identification Number (this is referred to as "backup withholding").

- To prevent backup withholding on these payments, be sure to notify the payor of the correct Taxpayer Identification Number. You must use this form to certify that the Taxpayer Identification Number you are giving to the payor is correct and that you are not subject to backup withholding.

WHAT NUMBER TO PROVIDE:

On the W-9, list the Social Security number or employer identification number of the record owner of the account. If the account belongs to you as an individual, give your Social Security number. If the account is in more than one name or is not in the name of the actual owner, give the Social Security number as follows:

If you have this type of account:       Give the Social Security number of:

-  Two or more individuals,
   including husband and wife
   (joint account):                     >  The actual owner of the account, or
                                           if combined funds, any one of the
                                           individuals.

-  Custodian account of a minor
   (Uniform Gift to Minors Act):        >  The minor.

-  Adult and minor (joint account):     >  The adult, or if the minor is the
                                           only contributor, the minor.

-  Account in the name of the guardian
   or committee for a designated ward:  >  The ward, minor, or incompetent person.

-------------------------------------------------------------------------------

                           IMPORTANT TAX INFORMATION

PURPOSE OF FORM W-9
-- Use this form to report the Taxpayer Identification Number of the record owner of the account to the payor.
-- Under Federal income tax laws, payers (i.e., First Western) must generally withhold 31% of taxable interest, dividend, and certain other payments if you fail to furnish payors with the correct Taxpayer Identification Number (this is referred to as "backup withholding").
-- To prevent backup withholding on these payments, be sure to notify the payor of the correct Taxpayer Identification Number. You must use this form to certify that the Taxpayer Identification Number you are giving to the payor is correct and that you are not subject to backup withholding.

WHAT NUMBER TO GIVE THE PAYOR:
Give the payor the Social Security number or employer identification number of the record owner of the account. If the account belongs to you as an individual, give your Social Security number. If the account is in more than one name or is not in the name of the actual owner, give the Social Security number as follows:

      If you have this type of account:                                                      Give the Social Security number of:
--    Two or more individuals, including husband and wife (joint account):             --    The actual owner of the account, or if
                                                                                             combined funds, any one
                                                                                             of the individuals.
--    Custodian account of a minor (Uniform Gift to Minors Act):                       --    The minor.
--    Adult and minor (joint account):                                                 --    The adult, or if the minor is the only
                                                                                             contributor, the minor.
--    Account in the name of the guardian or committee for a designated ward:          --    The ward, minor, or incompetent person.



----------------------------------------------------------------------------------------------------------------------------------
                                                   PAYOR:  REGISTER & TRANSFER COMPANY
SUBSTITUTE     FORM  W - 9       PART I-- Enter your TIN in the box to the
                                 right. For individuals this is is your Social
DEPARTMENT OF THE TREASURY       Security number. However, if you are a resident  SOCIAL SECURITY NO. OR EMPLOYER IDENTIFICATION NO.
INTERNAL REVENUE SERVICE         alien or a sole proprietor, see the "Important
                                 Tax Information" section above. For other
                                 entities, it is your employer identification
                                 number (EIN).
                                                                                  __________________________________________

                                                                                  [ ]  Awaiting TIN
REQUEST FOR TAXPAYER             NOTE: If the account is in more than one name,
IDENTIFICATION NUMBER (TIN)      see the chart in the enclosed "Special
                                 Instructions" for guidelines on whose number to
                                 enter.


Give form to the requester.
Do NOT send to the IRS.          PART II -- For Payees exempt from backup
                                 withholding, see the "Important Tax
                                 Information" section above.

CERTIFICATION -- Under penalties of perjury, I certify that: (1) The Number shown above on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), AND (2) I am not subject to backup withholding because (A) I am exempt from backup withholding, or (B) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, OR
(C) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS -- You must cross out ITEM 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. See the "Important Tax Information" section above.


PLEASE SIGN HERE    -
                             SIGNATURE _______________________________________  DATE__________________________

                               FIRST WESTERN BANK
                              321 WEST MAIN STREET
                        BURNSVILLE NORTH CAROLINA 28714


                  APPOINTMENT OF PROXY SOLICITED ON BEHALF OF
                  THE BOARD OF DIRECTORS OF FIRST WESTERN BANK
            FOR THE SPECIAL MEETING TO BE HELD DECEMBER 22, 1998



         The undersigned shareholder of First Western Bank, a North Carolina banking corporation ("First Western"), hereby constitutes and appoints Charles Ownbey and Martin Shuford, or either of them (the "Proxies"), proxies with full power of substitution to act and vote for and on behalf of the undersigned at the Special Meeting of Shareholders of First Western to be held on December
22, 1998, at 2:00 p.m. local time, at the Pinebridge Inn, 101 Pinebridge Avenue, Spruce Pine, Mitchell County, North Carolina, or at any adjournment thereof, as fully as the undersigned would be entitled to act and vote if personally present, upon the proposals set forth herein and described in the Joint Proxy Statement, and in their discretion with respect to such other matters that may properly be brought before the meeting or any adjournment thereof. If only one such Proxy be present and acting as such at the meeting, or any adjournment thereof, then that one shall have and may exercise all the powers hereby conferred.
         This appointment of proxy when properly executed and dated will be voted in the manner directed herein. You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The Board of Directors recommends a vote "FOR" the approval of the Agreement and Plan of Merger and the Merger. The signer hereby revokes all appointments of proxy heretofore given by the signer to vote at said meeting or any adjournments thereof.


     APPROVAL OF THE AGREEMENT AND PLAN OF MERGER DATED AUGUST 13, 1998, AND THE MERGER OF MITCHELL BANCORP, INC., INTO FIRST WESTERN BANK, WITH FIRST WESTERN BANK AS THE SURVIVING ENTITY.

            FOR                          AGAINST                ABSTAIN
       ----                         ----                   ----

     THE SHARES REPRESENTED BY THIS APPOINTMENT OF PROXY WILL BE VOTED AS DIRECTED ABOVE. IN THE ABSENCE OF ANY DIRECTION, THE PROXIES WILL VOTE THE SHARES REPRESENTED BY THIS APPOINTMENT FOR APPROVAL OF THE AGREEMENT AND PLAN OF MERGER AND APPROVAL OF THE MERGER, AND, SHOULD OTHER MATTERS PROPERLY COME BEFORE THE MEETING, IN ACCORDANCE WITH THE BEST JUDGEMENT OF THE PROXIES. THIS APPOINTMENT OF PROXY MAY BE REVOKED BY THE SHAREHOLDER AT ANY TIME BEFORE IT IS EXERCISED BY FILING A LATER DATED APPOINTMENT WITH FIRST WESTERN'S SECRETARY OR BY ATTENDING THE MEETING AND NOTIFYING THE SECRETARY THAT THE SHAREHOLDER INTENDS TO VOTE IN PERSON.

     [Box with
     Shareholder address
     information to appear
     here.]

                                    ------------------------------
                                    Signature of Shareholder

                                    ------------------------------
                                    Signature of Shareholder


                                    Date: _____________________, 1998

                                    Please sign appointment of proxy as name appears. ONLY ONE SIGNATURE IS REQUIRED IN THE CASE OF A JOINT ACCOUNT, BUT JOINT OWNERS SHOULD EACH SIGN PERSONALLY IF POSSIBLE. Trustees and others signing in a representative capacity should indicate the capacity in which they sign.

IMPORTANT: TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING, PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS APPOINTMENT OF PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. FAILURE TO RETURN THIS APPOINTMENT OF PROXY OR VOTE IN PERSON WILL HAVE THE SAME EFFECT AS A VOTE "AGAINST" PROPOSAL 1.

                             MITCHELL BANCORP, INC.
                                 211 Oak Avenue
                       Spruce Pine, North Carolina 28777


            APPOINTMENT OF PROXY SOLICITED ON BEHALF OF THE BOARD OF
                      DIRECTORS OF MITCHELL BANCORP, INC.
             FOR THE ANNUAL MEETING TO BE HELD DECEMBER 22, 1998



     The undersigned shareholder of Mitchell Bancorp, Inc., a North Carolina corporation ("Mitchell"), hereby constitutes and appoints Edward Ballew, Jr., and Emma Lee M. Wilson, or either of them (the "Proxies"), proxies with full power of substitution to act and vote for and on behalf of the undersigned at the Annual Meeting of Shareholders of Mitchell to be held on December 22, 1998, at 2:00 p.m. local time, at 211 Oak Avenue, Spruce Pine, Mitchell County, North Carolina, or at any adjournment thereof, as fully as the undersigned would be entitled to act and vote if personally present, upon the proposals set forth herein and described in the Joint Proxy Statement, and in their discretion with respect to such other matters that may properly be brought before the meeting or any adjournment thereof. If only one such Proxy be present and acting as such at the meeting, or any adjournment thereof, then that one shall have and may exercise all the powers hereby conferred.
     This appointment of proxy when properly executed and dated will be voted in the manner directed herein. You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The Board of Directors recommends a vote "FOR" the approval of the Agreement and Plan of Merger and the Merger, and "FOR" election of the director candidates listed below. The signer hereby revokes all appointments of proxy heretofore given by the signer to vote at said meeting or any adjournments thereof.


1. APPROVAL OF THE AGREEMENT AND PLAN OF MERGER DATED AUGUST 13, 1998, PROVIDING FOR THE MERGER OF MITCHELL SAVINGS BANK, INC., SSB, INTO MITCHELL BANCORP, INC., AND THE MERGER OF MITCHELL BANCORP, INC., INTO FIRST WESTERN BANK. WITH FIRST WESTERN BANK AS THE SURVIVING ENTITY.

                 FOR                AGAINST                ABSTAIN
           ----                ----                   ----


2. ELECTION OF DIRECTORS: [INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), STRIKE A LINE THROUGH THE NOMINEE'S NAME(S) IN THE LIST BELOW.]

           FOR all six nominees listed below (except as marked to the contrary below).
     ----

           WITHHOLD authority to vote for all six nominees listed below.
     ----

        Calvin F. Hall         Edward Ballew, Jr.             Emma Lee M. Wilson

        Baxter D. Johnson      Lloyd Hise, Jr.                Michael B. Thomas

     THE SHARES REPRESENTED BY THIS APPOINTMENT OF PROXY, IF PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED ABOVE. IN THE ABSENCE OF ANY DIRECTION, THE PROXIES WILL VOTE THE SHARES REPRESENTED BY THIS APPOINTMENT FOR APPROVAL OF THE AGREEMENT AND PLAN OF MERGER AND APPROVAL OF THE MERGER, FOR EACH OF THE DIRECTOR NOMINEES, AND, SHOULD OTHER MATTERS PROPERLY COME BEFORE THE MEETING, IN ACCORDANCE WITH THE BEST JUDGEMENT OF THE PROXIES. THIS APPOINTMENT OF PROXY MAY BE REVOKED BY THE SHAREHOLDER AT ANY TIME BEFORE IT IS EXERCISED BY FILING A LATER DATED APPOINTMENT WITH MITCHELL'S SECRETARY OR

BY ATTENDING THE MEETING AND NOTIFYING THE SECRETARY THAT THE SHAREHOLDER INTENDS TO VOTE IN PERSON.

     [Box with
     Shareholder address
     information to appear
     here.]


                    ------------------------------
                    Signature of Shareholder


                    ------------------------------
                    Signature of Shareholder


                    Date: _____________________, 1998

                    Please sign appointment of proxy as name appears. ONLY ONE SIGNATURE IS REQUIRED IN THE CASE OF A JOINT ACCOUNT, BUT JOINT OWNERS SHOULD EACH SIGN PERSONALLY, IF POSSIBLE. Trustees and others signing in a representative capacity should indicate the capacity in which they sign.

IMPORTANT: TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING, PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS APPOINTMENT OF PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. FAILURE TO RETURN THIS APPOINTMENT OF PROXY OR VOTE IN PERSON WILL HAVE THE SAME EFFECT AS A VOTE "AGAINST" PROPOSAL 1.